Execution copy


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                      NORWEST ASSET SECURITIES CORPORATION

                                    (Seller)

                                       and

                  NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION

                                (Master Servicer)

                                       and

                   FIRST UNION NATIONAL BANK OF NORTH CAROLINA

                                    (Trustee)


                         POOLING AND SERVICING AGREEMENT

                          Dated as of December 24, 1996

                                 $364,999,559.29

                       Mortgage Pass-Through Certificates
                                  Series 1996-9


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     This Pooling and Servicing Agreement, dated as of December 24, 1996 executed by NORWEST ASSET SECURITIES CORPORATION, as Seller, NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION, as Master Servicer, and FIRST UNION NATIONAL BANK OF NORTH CAROLINA, as Trustee.


                                WITNESSETH THAT:

     In consideration of the mutual agreements herein contained, the Seller, the Master Servicer and the Trustee agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

Section 1.01.  Definitions.

     Whenever used herein, the following words and phrases, unless the context otherwise requires, shall have the meanings specified in this Article.

     Accepted Master Servicing Practices: Accepted Master Servicing Practices shall consist of the customary and usual master servicing practices of prudent master servicing institutions which service mortgage loans of the same type as the Mortgage Loans in the jurisdictions in which the related Mortgaged Properties are located, regardless of the date upon which the related Mortgage Loans were originated.

     Adjusted Pool Amount: With respect to any Distribution Date, the Cut-Off Date Aggregate Principal Balance of the Mortgage Loans minus the sum of (i) all amounts in respect of principal received in respect of the Mortgage Loans (including, without limitation, amounts received as Monthly Payments, Periodic Advances, Unscheduled Principal Receipts and Substitution Principal Amounts) and distributed to Holders of the Certificates on such Distribution Date and all prior Distribution Dates and (ii) the principal portion of all Realized Losses (other than Debt Service Reductions) incurred on the Mortgage Loans from the Cut-Off Date through the end of the month preceding such Distribution Date.

     Adjusted Pool Amount (PO Portion): With respect to any Distribution Date, the sum of the amounts, calculated as follows, with respect to all Outstanding Mortgage Loans: the product of (i) the PO Fraction for each such Mortgage Loan and (ii) the remainder of (A) the Cut-Off Date Principal Balance of such Mortgage Loan minus (B) the sum of (x) all amounts in respect of principal received in respect of such Mortgage Loan (including, without limitation, amounts received as Monthly Payments, Periodic Advances, Unscheduled Principal Receipts and Substitution Principal Amounts) and distributed to Holders of the Certificates on such Distribution Date and all prior Distribution Dates and (y) the principal portion of any Realized Loss (other than a Debt Service Reduction) incurred on such Mortgage Loan from the Cut-Off Date through the end of the month preceding such Distribution Date.

     Adjusted Principal Balance: As to any Distribution Date and the Class M Certificates or any Class B Subclass, the greater of (A) zero and (B) (i) the principal balance of such Class or Subclass with respect to such Distribution Date minus (ii) the Adjustment Amount for such Distribution Date less, with respect to the Class M Certificates, the Class B Principal Balance or, with respect to any Class B Subclass, the Class B Subclass Principal Balances for any Class B Subclasses with higher numerical designations.

     Adjustment Amount: For any Distribution Date, the difference between (A) the sum of the Class A Principal Balance, Class M Principal Balance and Class B Principal Balance as of the related Determination Date and (B) the sum of (i) the sum of the Class A Principal Balance, Class M Principal Balance and Class B Principal Balance as of the Determination Date succeeding such Distribution Date, (ii) the principal portion of Excess Special Hazard Losses, Excess Fraud Losses and Excess Bankruptcy Losses allocated to the Certificates with respect to such Distribution Date and (iii) the aggregate amount that would have been distributed to all Classes as principal in accordance with Section 4.01(a) for such Distribution Date without regard to the provisos in the definitions of Class M Optimal Principal Amount, Class B-1 Optimal Principal Amount, Class B-2 Optimal Principal Amount, Class B-3 Optimal Principal Amount, Class B-4 Optimal Principal Amount and Class B-5 Optimal Principal Amount.

     Aggregate Current Bankruptcy Losses: With respect to any Distribution Date, the sum of all Bankruptcy Losses incurred on any of the Mortgage Loans in the month preceding the month of such Distribution Date.

     Aggregate Current Fraud Losses: With respect to any Distribution Date, the sum of all Fraud Losses incurred on any of the Mortgage Loans in the month preceding the month of such Distribution Date.

     Aggregate Current Special Hazard Losses: With respect to any Distribution Date, the sum of all Special Hazard Losses incurred on any of the Mortgage Loans in the month preceding the month of such Distribution Date.

     Aggregate Foreclosure Profits: As to any Distribution Date, the aggregate amount of Foreclosure Profits with respect to all of the Mortgage Loans.

     Agreement: This Pooling and Servicing Agreement and all amendments and supplements hereto.

     Applicable Unscheduled Principal Receipt Period: With respect to the Mortgage Loans serviced by each Servicer and each of Full Unscheduled Principal Receipts and Partial Unscheduled Principal Receipts, the Unscheduled Principal Receipt Period specified on Schedule I hereto, as amended from time to time by the Master Servicer pursuant to Section 10.01(b) hereof.

     Authenticating Agent: Any authenticating agent appointed by the Trustee pursuant to Section 8.11. There shall initially be no Authenticating Agent for the Certificates.

     Available Master Servicer Compensation: As to any Distribution Date, the sum of (a) the Master Servicing Fee for such Distribution Date, (b) interest earned through the business day preceding the applicable Distribution Date on any Prepayments in Full remitted to the Master Servicer and (c) the aggregate amount of Month End Interest remitted by the Servicers to the Master Servicer pursuant to the related Servicing Agreements.

     Bankruptcy Code:  The Bankruptcy Code of 1978, as amended.

     Bankruptcy Loss: With respect to any Mortgage Loan, a Deficient Valuation or Debt Service Reduction; provided, however, that a Bankruptcy Loss shall not be deemed a Bankruptcy Loss hereunder so long as the applicable Servicer has notified the Master Servicer and the Trustee in writing that such Servicer is diligently pursuing any remedies that may exist in connection with the representations and warranties made regarding the related Mortgage Loan and either (A) the related Mortgage Loan is not in default with regard to payments due thereunder or (B) delinquent payments of principal and interest under the related Mortgage Loan and any premiums on any applicable primary hazard insurance policy and any related escrow payments in respect of such Mortgage Loan are being advanced on a current basis by such Servicer without giving effect to any Debt Service Reduction.

     Bankruptcy  Loss  Amount:  As of any  Distribution  Date prior to the first anniversary of the Cut-Off Date, the Bankruptcy Loss Amount will equal $100,000.00 minus the aggregate amount of Bankruptcy Losses allocated solely to the Class B Certificates or, following the reduction of the Class B Principal Balance to zero, solely to the Class M Certificates in accordance with Section 4.02(a) since the Cut-Off Date. As of any Distribution Date on or after the first anniversary of the Cut-Off Date, an amount equal to (1) the lesser of (a) the Bankruptcy Loss Amount calculated as of the close of business on the Business Day immediately preceding the most recent anniversary of the Cut-Off Date coinciding with or preceding such Distribution Date (the "Relevant Anniversary") and (b) such lesser amount which, as determined on the Relevant Anniversary will not cause any rated Certificates to be placed on credit review status (other than for possible upgrading) by either Rating Agency minus (2) the aggregate amount of Bankruptcy Losses allocated solely to the Class B Certificates or, following the reduction of the Class B Principal Balance to zero, solely to the Class M Certificates in accordance with Section 4.02(a) since the Relevant Anniversary. On and after the Cross-Over Date the Bankruptcy Loss Amount shall be zero.

     Beneficial Owner: With respect to a Book-Entry Certificate, the Person who is the beneficial owner of such Book-Entry Certificate, as reflected on the books of the Clearing Agency, or on the books of a Person maintaining an account with such Clearing Agency (directly or as an indirect participant, in accordance with the rules of such Clearing Agency), as the case may be.

     Book-Entry Certificate: Any one of the Class A-1 Certificates, Class A-2 Certificates, Class A-3 Certificates, Class A-4 Certificates, Class A-5
Certificates, Class A-6 Certificates, Class A-7 Certificates, Class A-8 Certificates, Class A-9 Certificates, Class A-10 Certificates, Class A-11 Certificates, Class A-12 Certificates, Class A-13 Certificates, Class A-14 Certificates and Class A-15 Certificates, beneficial ownership and transfers of which shall be evidenced by, and made through, book entries by the Clearing Agency as described in Section 5.01(b).

     Business Day: Any day other than (i) a Saturday or a Sunday, or (ii) a legal holiday in the City of New York, State of Iowa, State of Maryland, State of Minnesota or State of North Carolina or (iii) a day on which banking institutions in the City of New York, or the State of Iowa, State of Maryland, State of Minnesota or State of North Carolina are authorized or obligated by law or executive order to be closed.

     Certificate: Any one of the Class A Certificates, Class M Certificates or Class B Certificates.

     Certificate Account: The trust account established and maintained by the Master Servicer in the name of the Master Servicer on behalf of the Trustee pursuant to Section 3.01. The Certificate Account shall be an Eligible Account.

     Certificate Register and Certificate Registrar: Respectively, the register maintained pursuant to and the registrar provided for in Section 5.02. The initial Certificate Registrar is the Trustee.

     Certificateholder or Holder: The Person in whose name a Certificate is registered in the Certificate Register, except that, solely for the purposes of the taking of any action under Articles VII or VIII, any Certificate registered in the name of the Master Servicer, a Servicer or any affiliate thereof shall be deemed not to be outstanding and the Voting Interest evidenced thereby shall not be taken into account in determining whether the requisite percentage of Certificates necessary to effect any such action has been obtained.

     Class: All certificates whose form is identical except for (i) variations in the Percentage Interest evidenced thereby and (ii) in the case of the Class A Certificates and Class B Certificates, variations in Subclass designation and other Subclass characteristics.

     Class  A  Certificate:  Any  one  of  Class  A-1  Certificates,  Class  A-2
Certificates,   Class  A-3  Certificates,  Class  A-4  Certificates,  Class  A-5
Certificates, Class A-6 Certificates, Class A-7 Certificates, Class A-8 Certificates, Class A-9 Certificates, Class A-10 Certificates, Class A-11 Certificates, Class A-12 Certificates, Class A-13 Certificates, Class A-14 Certificates, Class A-15 Certificates, Class A-PO Certificates or Class A-R Certificate.

     Class A Certificateholder:  The registered holder of a Class A Certificate.

     Class A Distribution Amount: As to any Distribution Date, the aggregate amount distributable to the Subclasses of Class A Certificates pursuant to Paragraphs first, second, third and fourth of Section 4.01(a) on such Distribution Date.

     Class A Fixed Pass-Through Rate: As to any Distribution Date, the rate per annum set forth in Section 11.01.

     Class A Interest Accrual Amount: As to any Distribution Date, the sum of the Class A Subclass Interest Accrual Amounts with respect to such Distribution Date.

     Class A Loss Denominator: As to any Determination Date, an amount equal to the Class A Non-PO Principal Balance.

     Class A Non-PO Optimal Amount: As to any Distribution Date, the sum for such Distribution Date of (i) the Class A Interest Accrual Amount, (ii) the sum of the Class A Subclass Unpaid Interest Shortfalls for each Class A Subclass and
(iii) the Class A Non-PO Optimal Principal Amount.

     Class A Non-PO Optimal Principal Amount: As to any Distribution Date, an amount equal to the sum, as to each Outstanding Mortgage Loan, of the product of
(x) the Non-PO Fraction with respect to such Mortgage Loan, and (y) the sum of:

                   (i) the Class A Percentage of (A) the principal portion of the Monthly Payment due on the Due Date occurring in the month of such Distribution Date on such Mortgage Loan, less (B) if the Bankruptcy Loss Amount has been reduced to zero, the principal portion of any Debt Service Reduction with respect to such Mortgage Loan;

                  (ii) the Class A Prepayment Percentage of all Unscheduled Principal Receipts that were received by a Servicer with respect to such Mortgage Loan during the Applicable Unscheduled Principal Receipt Period relating to such Distribution Date for each applicable type of Unscheduled Principal Receipt;

                 (iii) the Class A Prepayment Percentage of the Scheduled Principal Balance of such Mortgage Loan which, during the month preceding the month of such Distribution Date, was repurchased by the Seller pursuant to Section 2.02 or 2.03; and

                  (iv) the Class A Percentage of the excess of the unpaid principal balance of such Mortgage Loan substituted for a defective Mortgage Loan during the month preceding the month in which such Distribution Date occurs over the unpaid principal balance of such defective Mortgage Loan, less the amount allocable to the principal portion of any unreimbursed Periodic Advances previously made by the Servicer, the Master Servicer or the Trustee in respect of such defective Mortgage Loan.

     Class A Non-PO Principal Balance: As of any date, an amount equal to the Class A Principal Balance less the Class A Subclass Principal Balance of the Class A-PO Certificates.

     Class A Non-PO Principal Distribution Amount: As to any Distribution Date, the aggregate amount distributed in respect of the Class A Subclasses pursuant to Paragraph third clause (A) of Section 4.01(a).

     Class A Percentage: As to any Distribution Date occurring on or prior to the Cross-Over Date, the lesser of (i) 100% and (ii) the percentage obtained by dividing the Class A Non-PO Principal Balance (determined as of the Determination Date preceding such Distribution Date) by the Pool Balance (Non-PO Portion). As to any Distribution Date occurring subsequent to the Cross-Over Date, 100% or such lesser percentage which will cause the Class A Non-PO Principal Balance to decline to zero following the distribution made on such Distribution Date.

     Class A Prepayment Percentage: As to any Distribution Date to and including the Distribution Date in December 2001, 100%. As to any Distribution Date subsequent to December 2001 to and including the Distribution Date in December 2002, the Class A Percentage as of such Distribution Date plus 70% of the Subordinated Percentage as of such Distribution Date. As to any Distribution Date subsequent to December 2002 to and including the Distribution Date in December 2003, the Class A Percentage as of such Distribution Date plus 60% of the Subordinated Percentage as of such Distribution Date. As to any Distribution Date subsequent to December 2003 to and including the Distribution Date in December 2004, the Class A Percentage as of such Distribution Date plus 40% of the Subordinated Percentage as of such Distribution Date. As to any Distribution Date subsequent to December 2004 to and including the Distribution Date in December 2005, the Class A Percentage as of such Distribution Date plus 20% of the Subordinated Percentage as of such Distribution Date. As to any Distribution Date subsequent to December 2005, the Class A Percentage as of such Distribution Date. The foregoing is subject to the following: (i) if the aggregate distribution to Holders of Class A Certificates on any Distribution Date of the Class A Prepayment Percentage provided above of (a) Unscheduled Principal Receipts distributable on such Distribution Date would reduce the Class A Non-PO Principal Balance below zero, the Class A Prepayment Percentage for such Distribution Date shall be the percentage necessary to bring the Class A Non-PO Principal Balance to zero and thereafter the Class A Prepayment Percentage shall be zero and (ii) if the Class A Percentage as of any Distribution Date is greater than the Original Class A Percentage, the Class A Prepayment Percentage for such Distribution Date shall be 100%. Notwithstanding the foregoing, with respect to any Distribution Date on which the following criteria are not met, the reduction of the Class A Prepayment Percentage described in the second through sixth sentences of this definition of Class A Prepayment Percentage shall not be applicable with respect to such Distribution Date. In such event, the Class A Prepayment Percentage for such Distribution Date will be determined in accordance with the applicable provision, as set forth in the first through fifth sentences above, which was actually used to determine the Class A Prepayment Percentage for the Distribution Date occurring in the December preceding such Distribution Date (it being understood that for the purposes of the determination of the Class A Prepayment Percentage for the current Distribution Date, the current Class A Percentage and Subordinated Percentage shall be utilized). In order for the reduction referred to in the second through sixth sentences to be applicable, with respect to any Distribution Date (a) the average outstanding principal balance on such Distribution Date and for the preceding five Distribution Dates on the Mortgage Loans that were delinquent 60 days or more (including for this purpose any payments due with respect to Mortgage Loans in foreclosure and REO Mortgage Loans) must be less than 50% of the current Class M Principal Balance and the current Class B Principal Balance and (b) cumulative Realized Losses shall not exceed (1) 30% of the Original Subordinated Principal Balance if such Distribution Date occurs between and including January 2002 and December 2002, (2) 35% of the Original Subordinated Principal Balance if such Distribution Date occurs between and including January 2003 and December 2003, (3) 40% of the Original Subordinated Principal Balance if such Distribution Date occurs between and including January 2004 and December 2004, (4) 45% of the Original Subordinated Principal Balance if such Distribution Date occurs between and including January 2005 and December 2005, and (5) 50% of the Original Subordinated Principal Balance if such Distribution Date occurs during or after January 2006. With respect to any Distribution Date on which the Class A Prepayment Percentage is reduced below the Class A Prepayment Percentage for the prior Distribution Date, the Master Servicer shall certify to the Trustee, based upon information provided by each Servicer as to the Mortgage Loans serviced by it that the criteria set forth in the preceding sentence are met.

     Class A Principal Balance: As of any date, an amount equal to the sum of the Class A Subclass Principal Balances for the Class A-1 Certificates, Class A-2 Certificates, Class A-3 Certificates, Class A-4 Certificates, Class A-5 Certificates, Class A-6 Certificates, Class A-7 Certificates, Class A-8 Certificates, Class A-9 Certificates, Class A-10 Certificates, Class A-11 Certificates, Class A-12 Certificates, Class A-13 Certificates, Class A-14 Certificates, Class A-15 Certificates, Class A-PO Certificates and Class A-R Certificate.

     Class A Subclass: Any of the Subclasses of Class A Certificates consisting of the Class A-1 Certificates, Class A-2 Certificates, Class A-3 Certificates, Class A-4 Certificates, Class A-5 Certificates, Class A-6 Certificates, Class A-7 Certificates, Class A-8 Certificates, Class A-9 Certificates, Class A-10 Certificates, Class A-11 Certificates, Class A-12 Certificates, Class A-13
Certificates, Class A-14 Certificates, Class A-15 Certificates, Class A-PO Certificates and Class A-R Certificate.

     Class A Subclass Distribution Amount: As to any Distribution Date and any Class A Subclass, the amount distributable to such Class A Subclass pursuant to paragraphs first, second, third and fourth of Section 4.01(a).

     Class A Subclass Interest Accrual Amount: As to any Distribution Date and any Class A Subclass (other than the Class A-PO Certificates), (i) the product of (a) 1/12th of the Class A Subclass Pass-Through Rate for such Class A Subclass and (b) the Class A Subclass Principal Balance of such Class A Subclass as of the Determination Date preceding such Distribution Date minus (ii) the Class A Subclass Interest Percentage of such Class A Subclass of (x) any Non-Supported Interest Shortfall allocated to the Class A Certificates with respect to such Distribution Date, (y) the interest portion of any Excess Special Hazard Losses, Excess Fraud Losses and Excess Bankruptcy Losses allocated to the Class A Certificates with respect to such Distribution Date pursuant to Section 4.02(e) and (z) the interest portion of any Realized Losses (other than Excess Special Hazard Losses, Excess Fraud Losses and Excess Bankruptcy Losses) allocated to the Class A Certificates on or after the Cross-Over Date pursuant to Section 4.02(e). The Class A-PO Certificates have no Class A Subclass Interest Accrual Amount.

     Class A Subclass Interest Percentage: As to any Distribution Date and any Class A Subclass (other than the Class A-PO Certificates), the percentage calculated by dividing the Class A Subclass Interest Accrual Amount of such Class A Subclass (determined without regard to clause (ii) of the definition thereof) by the Class A Interest Accrual Amount (determined without regard to clause (ii) of the definition of each Class A Subclass Interest Accrual Amount).

     Class A Subclass Interest Shortfall Amount: As to any Distribution Date and any Subclass of Class A Certificates (other than the Class A-PO Certificates), any amount by which the Class A Subclass Interest Accrual Amount of such Class A Subclass with respect to such Distribution Date exceeds the amount distributed in respect of such Class A Subclass on such Distribution Date pursuant to Paragraph first of Section 4.01(a).

     Class A Subclass Loss Percentage: As to any Determination Date and any Subclass of Class A Certificates (other than the Class A-PO Certificates) then outstanding, the percentage calculated by dividing the Class A Subclass Principal Balance of such Subclass by the Class A Loss Denominator (determined without regard to any such Class A Subclass Principal Balance of any Class A Subclass not then outstanding), in each case determined as of the preceding Determination Date.

     Class A Subclass Pass-Through Rate: As to each Class A Subclass, other than the Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-7, Class A-8, Class A-9, Class A-10, Class A-11 and Class A-PO Certificates, the Class A Fixed Pass-Through Rate. As to the Class A-2 Certificates, 6.750% per annum. As to the Class A-3 Certificates, 6.500% per annum. As to the Class A-4 Certificates, 8.000% per annum. As to the Class A-5 Certificates, 10.000% per annum. As to the Class A-6 Certificates, 6.850% per annum. As to the Class A-7 Certificates, 7.200% per annum. As to the Class A-8 Certificates, 7.450% per annum. As to the Class A-9 and Class A-10 Certificates, 7.650% per annum. As to the Class A-11 Certificates, 7.700% per annum. The Class A-PO Certificates are not entitled to interest and have no Class A Subclass Pass-Through Rate.

     Class A Subclass Principal Balance: As of the first Determination Date and as to any Class A Subclass, the Original Class A Subclass Principal Balance of such Class A Subclass. As of any subsequent Determination Date prior to the Cross-Over Date and as to any Class A Subclass (other than the Class A-PO Certificates), the Original Class A Subclass Principal Balance of such Class A Subclass less the sum of (a) all amounts previously distributed in respect of such Class A Subclass on prior Distribution Dates (A) pursuant to Paragraph third clause (A) of Section 4.01(a) and (B) as a result of a Principal Adjustment and (b) the Realized Losses allocated through such Determination Date to such Class A Subclass pursuant to Section 4.02(b). After the Cross-Over Date, each such Class A Subclass Principal Balance will also be reduced on each Determination Date by an amount equal to the product of the Class A Subclass Loss Percentage of such Class A Subclass and the excess, if any, of (i) the Class A Non-PO Principal Balance as of such Determination Date without regard to this sentence over (ii) the difference between (A) the Adjusted Pool Amount for the preceding Distribution Date and (B) the Adjusted Pool Amount (PO Portion) for the preceding Distribution Date.

     As of any subsequent Determination Date prior to the Cross-Over Date and as to the Class A-PO Certificates, the Original Class A Subclass Principal Balance of such Class A Subclass less the sum of (a) all amounts previously distributed in respect of the Class A-PO Certificates on prior Distribution Dates pursuant to Paragraphs third clause (B) and fourth of Section 4.01(a) and (b) the Realized Losses allocated through such Determination Date to the Class A-PO Certificates pursuant to Section 4.02(b). After the Cross-Over Date, such Class A Subclass Principal Balance will also be reduced on each Determination Date by an amount equal to the difference, if any, between such Class A Subclass Principal Balance as of such Determination Date without regard to this sentence and the Adjusted Pool Amount (PO Portion) for the preceding Distribution Date.

     Class A Subclass Unpaid Interest Shortfall: As to any Distribution Date and Class A Subclass, the amount, if any, by which the aggregate of the Class A Subclass Interest Shortfall Amounts for such Class A Subclass for prior Distribution Dates is in excess of the amounts distributed in respect of such Class A Subclass on prior Distribution Dates pursuant to Paragraph second of
Section 4.01(a).

     Class A Unpaid Interest Shortfall: As to any Distribution Date, an amount equal to the sum of the Class A Subclass Unpaid Interest Shortfalls for all the Class A Subclasses.

     Class A Voting Interest: The sum of (A) the product of (i) the then applicable Class A Percentage and (ii) the Non-PO Voting Interest and (B) the Pool Balance (PO Portion) divided by the Pool Balance (Non-PO Portion) and the Pool Balance (PO Portion).

     Class A-1 Certificate: Any one of the Certificates executed by the Trustee and authenticated by the Trustee or the Authenticating Agent in substantially the form set forth in Exhibit A-1 and Exhibit D hereto.

     Class  A-1  Certificateholder:   The  registered  holder  of  a  Class  A-1
Certificate.

     Class A-2 Certificate: Any one of the Certificates executed by the Trustee and authenticated by the Trustee or the Authenticating Agent in substantially the form set forth in Exhibit A-2 and Exhibit D hereto.

     Class  A-2  Certificateholder:   The  registered  holder  of  a  Class  A-2
Certificate.

     Class A-3 Certificate: Any one of the Certificates executed by the Trustee and authenticated by the Trustee or the Authenticating Agent in substantially the form set forth in Exhibit A-3 and Exhibit D hereto.

     Class  A-3  Certificateholder:   The  registered  holder  of  a  Class  A-3
Certificate.

     Class A-4 Certificate: Any one of the Certificates executed by the Trustee and authenticated by the Trustee or the Authenticating Agent in substantially the form set forth in Exhibit A-4 and Exhibit D hereto.

     Class  A-4  Certificateholder:   The  registered  holder  of  a  Class  A-4
Certificate.

     Class A-5 Certificate: Any one of the Certificates executed by the Trustee and authenticated by the Trustee or the Authenticating Agent in substantially the form set forth in Exhibit A-5 and Exhibit D hereto.

     Class  A-5  Certificateholder:   The  registered  holder  of  a  Class  A-5
Certificate.

     Class A-6 Certificate: Any one of the Certificates executed by the Trustee and authenticated by the Trustee or the Authenticating Agent in substantially the form set forth in Exhibit A-6 and Exhibit D hereto.

     Class  A-6  Certificateholder:   The  registered  holder  of  a  Class  A-6
Certificate.

     Class A-7 Certificate: The Certificate executed by the Trustee and authenticated by the Trustee or the Authenticating Agent in substantially the form set forth in Exhibit A-7 and Exhibit D hereto.

     Class  A-7  Certificateholder:   The  registered  holder  of  a  Class  A-7
Certificate.

     Class A-8 Certificate: Any one of the Certificates executed by the Trustee and authenticated by the Trustee or the Authenticating Agent in substantially the form set forth in Exhibit A-8 and Exhibit D hereto.

     Class  A-8  Certificateholder:   The  registered  holder  of  a  Class  A-8
Certificate.

     Class A-9 Certificate: Any one of the Certificates executed by the Trustee and authenticated by the Trustee or the Authenticating Agent in substantially the form set forth in Exhibit A-9 and Exhibit D hereto.

     Class  A-9  Certificateholder:   The  registered  holder  of  a  Class  A-9
Certificate.

     Class A-10 Certificate: Any one of the Certificates executed by the Trustee and authenticated by the Trustee or the Authenticating Agent in substantially the form set forth in Exhibit A-10 and Exhibit D hereto.

     Class A-10 Certificateholder: The registered holder of a Class A-10 Certificate.

     Class A-11 Certificate: Any one of the Certificates executed by the Trustee and authenticated by the Trustee or the Authenticating Agent in substantially the form set forth in Exhibit A-11 and Exhibit D hereto.

     Class A-11 Certificateholder: The registered holder of a Class A-11 Certificate.

     Class A-12 Certificate: Any one of the Certificates executed by the Trustee and authenticated by the Trustee or the Authenticating Agent in substantially the form set forth in Exhibit A-12 and Exhibit D hereto.

     Class A-12 Certificateholder: The registered holder of a Class A-12 Certificate.

     Class A-13 Certificate: Any one of the Certificates executed by the Trustee and authenticated by the Trustee or the Authenticating Agent in substantially the form set forth in Exhibit A-13 and Exhibit D hereto.

     Class A-13 Certificateholder: The registered holder of a Class A-13 Certificate.

     Class A-14 Certificate: Any one of the Certificates executed by the Trustee and authenticated by the Trustee or the Authenticating Agent in substantially the form set forth in Exhibit A-14 and Exhibit D hereto.

     Class A-14 Certificateholder: The registered holder of a Class A-14 Certificate.

     Class A-15 Certificate: Any one of the Certificates executed by the Trustee and authenticated by the Trustee or the Authenticating Agent in substantially the form set forth in Exhibit A-15 and Exhibit D hereto.

     Class A-15 Certificateholder: The registered holder of a Class A-15 Certificate.

     Class A-15 Percentage: The Class A Subclass Principal Balance of the Class A-15 Certificates divided by the Pool Balance (Non-PO Portion).

     Class A-15 Shift Percentage: As to any Distribution Date, the percentage indicated below:


Distribution Date Occurring In                      Class A-15 Shift Percentage

January 1997 through December 2001..................           0%
January 2002 through December 2002..................          30%
January 2003 through December 2003..................          40%
January 2004 through December 2004..................          60%
January 2005 through December 2005..................          80%
January 2006 and thereafter.........................         100%

     Class A-15 Priority Amount: For any Distribution Date, the lesser of (i) the Class A Subclass Principal Balance of the Class A-15 Certificates and (ii) the sum of (A) the product of (1) the Class A-15 Percentage, (2) the Class A-15 Shift Percentage and (3) the Scheduled Principal Amount and (B) the product of
(1) the Class A-15 Percentage, (2) the Class A-15 Shift Percentage, and (3) the Unscheduled Principal Amount.

     Class A-PO Certificate: Any one of the Certificates executed by the Trustee and authenticated by the Trustee or the Authenticating Agent in substantially the form set forth in Exhibit A-PO and Exhibit D hereto.

     Class A-PO Certificateholder: The registered holder of a Class A-PO Certificate.

     Class A-PO Deferred Amount: For any Distribution Date prior to the Cross-Over Date, the difference between (A) the sum of (x) the amount by which the sum of the Class A-PO Optimal Principal Amounts for all prior Distribution Dates exceeded the amounts distributed on the Class A-PO Certificates on such prior Distribution Dates pursuant to Paragraph third clause (B) of Section 4.01(a) and (y) the sum of the product for each Discount Mortgage Loan which became a Liquidated Loan at any time on or prior to the last day of the applicable Unscheduled Principal Receipt Period for the current Distribution Date of (a) the PO Fraction for such Discount Mortgage Loan and (b) an amount equal to the principal portion of Realized Losses (other than Bankruptcy Losses due to Debt Service Reductions) incurred with respect to such Mortgage Loan other than Excess Special Hazard Losses, Excess Fraud Losses and Excess Bankruptcy Losses and (B) amounts distributed on the Class A-PO Certificates on prior Distribution Dates pursuant to Paragraph fourth of Section 4.01(a). On and after the Cross-Over Date, the Class A-PO Deferred Amount will be zero. No interest will accrue on any Class A-PO Deferred Amount.

     Class A-PO Distribution Amount As to any Distribution Date, the aggregate amount distributable to the Class A-PO Certificates pursuant to Paragraphs third clause (B) and fourth of Section 4.01(a) on such Distribution Date.

     Class A-PO Optimal Principal Amount: As to any Distribution Date, an amount equal to the sum as to each Outstanding Mortgage Loan, of the product of (x) the PO Fraction with respect to such Mortgage Loan and (y) the sum of

                   (i) (A) the principal portion of the Monthly Payment due on the Due Date occurring in the month of such Distribution Date on such Mortgage Loan, less (B) if the Bankruptcy Loss Amount has been reduced to zero, the principal portion of any Debt Service Reduction with respect to such Mortgage Loan;

                  (ii) all Unscheduled Principal Receipts that were received by a Servicer with respect to such Mortgage Loan during the Applicable Unscheduled Principal Receipt Period relating to such Distribution Date for each applicable type of Unscheduled Principal Receipt;

                 (iii) the Scheduled Principal Balance of each Mortgage Loan that was repurchased by the Seller during such preceding month pursuant to Section 2.02 or 2.03;

                  (iv) the excess of the unpaid principal balance of such Mortgage Loan substituted for a defective Mortgage Loan during the month preceding the month in which such Distribution Date occurs over the unpaid principal balance of such defective Mortgage Loan, less the amount allocable to the principal portion of any unreimbursed Periodic Advances previously made by the Servicer, the Master Servicer or the Trustee in respect of such defective Mortgage Loan.

     Class A-R Certificate: The Certificate executed by the Trustee and authenticated by the Trustee or the Authenticating Agent in substantially the form set forth in Exhibit A-R and Exhibit D hereto.

     Class A-R Certificateholder: The registered holder of the Class A-R Certificate.

     Class B Certificate: Any one of the Class B-1 Certificates, Class B-2 Certificates, Class B-3 Certificates, Class B-4 Certificates or Class B-5 Certificates.

     Class B Certificateholder: The registered holder of a Class B Certificate.

     Class B Interest Accrual Amount: As to any Distribution Date, the sum of the Class B Subclass Interest Accrual Amounts with respect to such Distribution Date.

     Class B Pass-Through Rate: As to any Distribution Date, 7.750% per annum.

     Class B Principal Balance: As of any date, an amount equal to the sum of the Class B-1 Principal Balance, Class B-2 Principal Balance, Class B-3 Principal Balance, Class B-4 Principal Balance and Class B-5 Principal Balance.

     Class  B  Subclass:   Any  of  the  Class  B-1   Certificates,   Class  B-2
Certificates, Class B-3 Certificates, Class B-4 Certificates or Class B-5 Certificates.

     Class B Subclass Distribution Amount: Any of the Class B-1, Class B-2, Class B-3, Class B-4 or Class B-5 Distribution Amounts.

     Class B Subclass Interest Accrual Amount: As to any Distribution Date and any Class B Subclass, an amount equal to (i) the product of 1/12th of the Class B Pass-Through Rate and the Class B Subclass Principal Balance of such Class B Subclass as of the Determination Date preceding such Distribution Date minus
(ii) the Class B Subclass Interest Percentage of such Class B Subclass of (x) any Non-Supported Interest Shortfall allocated to the Class B Certificates with respect to such Distribution Date and (y) the interest portion of any Excess
Special Hazard Losses, Excess Fraud Losses and Excess Bankruptcy Losses allocated to the Class B Certificates with respect to such Distribution Date pursuant to Section 4.02(e).

     Class B Subclass Interest Percentage: As to any Distribution Date and any Class B Subclass, the percentage calculated by dividing the Class B Subclass Interest Accrual Amount of such Class B Subclass (determined without regard to clause (ii) of the definition thereof) by the Class B Interest Accrual Amount (determined without regard to clause (ii) of the definition of each Class B Subclass Interest Accrual Amount).

     Class B Subclass Interest Shortfall Amount: Any of the Class B-1 Interest Shortfall Amount, Class B-2 Interest Shortfall Amount, Class B-3 Interest
Shortfall Amount, Class B-4 Interest Shortfall Amount or Class B-5 Interest Shortfall Amount.

     Class B Subclass  Loss  Percentage:  As to any  Determination  Date and any
Class B Subclass then outstanding, the percentage calculated by dividing the Class B Subclass Principal Balance of such Class B Subclass by the Class B Principal Balance (determined without regard to any Class B Subclass Principal Balance of any Class B Subclass not then outstanding), in each case determined as of the preceding Determination Date.

     Class B Subclass Percentage: Any one of the Class B-1 Percentage, Class B-2 Percentage, Class B-3 Percentage, Class B-4 Percentage or Class B-5 Percentage.

     Class B Subclass  Prepayment  Percentage:  Any of the Class B-1  Prepayment
Percentage, Class B-2 Prepayment Percentage, Class B-3 Prepayment Percentage, Class B-4 Prepayment Percentage or Class B-5 Prepayment Percentage.

     Class B Subclass Principal Balance: Any of the Class B-1 Principal Balance, Class B-2 Principal Balance, Class B-3 Principal Balance, Class B-4 Principal Balance or Class B-5 Principal Balance.

     Class B Subclass Unpaid Interest Shortfall: Any of the Class B-1 Unpaid Interest Shortfall, Class B-2 Unpaid Interest Shortfall, Class B-3 Unpaid
Interest Shortfall, Class B-4 Unpaid Interest Shortfall or Class B-5 Unpaid Interest Shortfall.

     Class B-1 Certificate: Any one of the Certificates executed by the Trustee and authenticated by the Trustee or the Authenticating Agent in substantially the form set forth in Exhibit B-1 and Exhibit D hereto.

     Class  B-1  Certificateholder:   The  registered  holder  of  a  Class  B-1
Certificate.

     Class B-1 Distribution Amount: As to any Distribution Date, any amount distributable to the Holders of the Class B-1 Certificates pursuant to Paragraphs eighth, ninth and tenth of Section 4.01(a).

     Class B-1 Interest Shortfall Amount: As to any Distribution Date, any amount by which the Class B Subclass Interest Accrual Amount of the Class B-1 Certificates with respect to such Distribution Date exceeds the amount distributed in respect of the Class B-1 Certificates on such Distribution Date pursuant to Paragraph eighth of Section 4.01(a).

     Class B-1 Optimal Principal Amount: As to any Distribution Date, an amount equal to the sum, as to each Outstanding Mortgage Loan, of the product of (x) the Non-PO Fraction with respect to such Mortgage Loan and (y) the sum of:

                   (i) the Class B-1 Percentage of (A) the principal portion of the Monthly Payment due on the Due Date occurring in the month of such Distribution Date on such Mortgage Loan, less (B) if the Bankruptcy Loss Amount has been reduced to zero, the principal portion of any Debt Service Reduction with respect to such Mortgage Loan;

                  (ii) the Class B-1 Prepayment Percentage of all Unscheduled Principal Receipts that were received by a Servicer with respect to such Mortgage Loan during the Applicable Unscheduled Principal Receipt Period relating to such Distribution Date for each applicable type of Unscheduled Principal Receipt;

                 (iii) the Class B-1 Prepayment Percentage of the Scheduled Principal Balance of such Mortgage Loan which, during the month preceding the month of such Distribution Date, was repurchased by the Seller pursuant to Section 2.02 or 2.03; and

                  (iv) the Class B-1 Percentage of the excess of the unpaid principal balance of such Mortgage Loan substituted for a defective Mortgage Loan during the month preceding the month in which such Distribution Date occurs over the unpaid principal balance of such defective Mortgage Loan, less the amount allocable to the principal portion of any unreimbursed Periodic Advances previously made by the Servicer, the Master Servicer or the Trustee in respect of such defective Mortgage Loan;

provided, however, that if an Optimal Adjustment Event occurs with respect to such Subclass and such Distribution Date, the Class B-1 Optimal Principal Amount will equal the lesser of (A) the Class B-1 Optimal Principal Amount calculated as described in the preceding provisions and (B) the Adjusted Principal Balance for the Class B-1 Certificates.

     Class B-1 Percentage: As to any Distribution Date, except as set forth in the next sentence, the percentage calculated by multiplying (i) the Subordinated Percentage by (ii) a fraction, the numerator of which is the Class B-1 Principal Balance (determined as of the Determination Date preceding such Distribution
Date) and the denominator of which is the sum of the Class M Principal Balance and the Class B Subclass Principal Balances of the Class B Subclasses eligible to receive principal distributions for such Distribution Date in accordance with the provisions of Section 4.01(d). Except as set forth in Section 4.01(d)(ii), in the event that the Class B-1 Certificates are not eligible to receive distributions of principal in accordance with Section 4.01(d)(i), the Class B-1 Percentage for such Distribution Date will be zero.

     Class B-1 Prepayment Percentage: As to any Distribution Date, except as set forth in the next sentence, the percentage calculated by multiplying (i) the Subordinated Prepayment Percentage by (ii) a fraction, the numerator of which is the Class B-1 Principal Balance (determined as of the Determination Date preceding such Distribution Date) and the denominator of which is the sum of the Class M Principal Balance and the Class B Subclass Principal Balances of the Class B Subclasses eligible to receive principal distributions for such Distribution Date in accordance with the provisions of Section 4.01(d). Except as set forth in Section 4.01(d)(ii), in the event that the Class B-1 Certificates are not eligible to receive distributions of principal in accordance with Section 4.01(d)(i), the Class B-1 Prepayment Percentage for such Distribution Date will be zero.

     Class B-1 Principal Balance: As to the first Determination Date, the Original Class B-1 Principal Balance. As of any subsequent Determination Date, the lesser of (i) the Original Class B-1 Principal Balance less the sum of (a) all amounts previously distributed in respect of the Class B-1 Certificates on prior Distribution Dates (A) pursuant to Paragraph tenth of Section 4.01(a) and
(B) as a result of a Principal Adjustment and (b) the Realized Losses allocated through such Determination Date to the Class B-1 Certificates pursuant to
Section 4.02(b) and (ii) the Adjusted Pool Amount as of the preceding Distribution Date less the sum of the Class A Principal Balance and the Class M Principal Balance as of such Determination Date.

     Class B-1 Unpaid Interest Shortfall: As to any Distribution Date, the amount, if any, by which the aggregate of the Class B-1 Interest Shortfall Amounts for prior Distribution Dates is in excess of the amounts distributed in respect of the Class B-1 Certificates on prior Distribution Dates pursuant to Paragraph ninth of Section 4.01(a).

     Class B-2 Certificate: Any one of the Certificates executed by the Trustee and authenticated by the Trustee or the Authenticating Agent in substantially the form set forth in Exhibit B-2 and Exhibit D hereto.

     Class  B-2  Certificateholder:   The  registered  holder  of  a  Class  B-2
Certificate.

     Class B-2 Distribution Amount: As to any Distribution Date, any amount distributable to the Holders of the Class B-2 Certificates pursuant to Paragraphs eleventh, twelfth and thirteenth of Section 4.01(a).

     Class B-2 Interest Shortfall Amount: As to any Distribution Date, any amount by which the Class B Subclass Interest Accrual Amount of the Class B-2 Certificates with respect to such Distribution Date exceeds the amount distributed in respect of the Class B-2 Certificates on such Distribution Date pursuant to Paragraph eleventh of Section 4.01(a).

     Class B-2 Optimal Principal Amount: As to any Distribution Date, an amount equal to the sum, as to each Outstanding Mortgage Loan, of the product of (x) the Non-PO Fraction with respect to such Mortgage Loan and (y) the sum of:

                   (i) the Class B-2 Percentage of (A) the principal portion of the Monthly Payment due on the Due Date occurring in the month of such Distribution Date on such Mortgage Loan, less (B) if the Bankruptcy Loss Amount has been reduced to zero, the principal portion of any Debt Service Reduction with respect to such Mortgage Loan;

                  (ii) the Class B-2 Prepayment Percentage of all Unscheduled Principal Receipts that were received by a Servicer with respect to such Mortgage Loan during the Applicable Unscheduled Principal Receipt Period relating to such Distribution Date for each applicable type of Unscheduled Principal Receipt;

                 (iii) the Class B-2 Prepayment Percentage of the Scheduled Principal Balance of such Mortgage Loan which, during the month preceding the month of such Distribution Date, was repurchased by the Seller pursuant to Section 2.02 or 2.03; and

                  (iv) the Class B-2 Percentage of the excess of the unpaid principal balance of such Mortgage Loan substituted for a defective Mortgage Loan during the month preceding the month in which such Distribution Date occurs over the unpaid principal balance of such defective Mortgage Loan, less the amount allocable to the principal portion of any unreimbursed Periodic Advances previously made by the Servicer, the Master Servicer or the Trustee in respect of such defective Mortgage Loan;

provided, however, that if an Optimal Adjustment Event occurs with respect to such Subclass and such Distribution Date, the Class B-2 Optimal Principal Amount will equal the lesser of (A) the Class B-2 Optimal Principal Amount calculated as described in the preceding provisions and (B) the Adjusted Principal Balance for the Class B-2 Certificates.

     Class B-2 Percentage: As to any Distribution Date, except as set forth in the next sentence, the percentage calculated by multiplying (i) the Subordinated Percentage by (ii) a fraction, the numerator of which is the Class B-2 Principal Balance (determined as of the Determination Date preceding such Distribution
Date) and the denominator of which is the sum of the Class M Principal Balance and the Class B Subclass Principal Balances of the Class B Subclasses eligible to receive principal distributions for such Distribution Date in accordance with the provisions of Section 4.01(d). Except as set forth in Section 4.01(d)(ii), in the event that the Class B-2 Certificates are not eligible to receive distributions of principal in accordance with Section 4.01(d)(i), the Class B-2 Percentage for such Distribution Date will be zero.

     Class B-2 Prepayment Percentage: As to any Distribution Date, except as set forth in the next sentence, the percentage calculated by multiplying (i) the Subordinated Prepayment Percentage by (ii) a fraction, the numerator of which is the Class B-2 Principal Balance (determined as of the Determination Date preceding such Distribution Date) and the denominator of which is the sum of the Class M Principal Balance and the Class B Subclass Principal Balances of the Class B Subclasses eligible to receive principal distributions for such Distribution Date in accordance with the provisions of Section 4.01(d). Except as set forth in Section 4.01(d)(ii), in the event that the Class B-2 Certificates are not eligible to receive distributions of principal in accordance with Section 4.01(d)(i), the Class B-2 Prepayment Percentage for such Distribution Date will be zero.

     Class B-2 Principal Balance: As to the first Determination Date, the Original Class B-2 Principal Balance. As of any subsequent Determination Date, the lesser of (i) the Original Class B-2 Principal Balance less the sum of (a) all amounts previously distributed in respect of the Class B-2 Certificates on prior Distribution Dates (A) pursuant to Paragraph thirteenth of Section 4.01(a) and (B) as a result of a Principal Adjustment and (b) the Realized Losses allocated through such Determination Date to the Class B-2 Certificates pursuant to Section 4.02(b) and (ii) the Adjusted Pool Amount as of the preceding Distribution Date less the sum of the Class A Principal Balance, the Class M Principal Balance and the Class B-1 Principal Balance as of such Determination Date.

     Class B-2 Unpaid Interest Shortfall: As to any Distribution Date, the amount, if any, by which the aggregate of the Class B-2 Interest Shortfall Amounts for prior Distribution Dates is in excess of the amounts distributed in respect of the Class B-2 Certificates on prior Distribution Dates pursuant to Paragraph twelfth of Section 4.01(a).

     Class B-3 Certificate: Any one of the Certificates executed by the Trustee and authenticated by the Trustee or the Authenticating Agent in substantially the form set forth in Exhibit B-3 and Exhibit D hereto.

     Class  B-3  Certificateholder:   The  registered  holder  of  a  Class  B-3
Certificate.

     Class B-3 Distribution Amount: As to any Distribution Date, any amount distributable to the Holders of the Class B-3 Certificates pursuant to Paragraphs fourteenth, fifteenth and sixteenth of Section 4.01(a).

     Class B-3 Interest Shortfall Amount: As to any Distribution Date, any amount by which the Class B Subclass Interest Accrual Amount of the Class B-3 Certificates with respect to such Distribution Date exceeds the amount distributed in respect of the Class B-3 Certificates on such Distribution Date pursuant to Paragraph fourteenth of Section 4.01(a).

     Class B-3 Optimal Principal Amount: As to any Distribution Date, an amount equal to the sum, as to each Outstanding Mortgage Loan, of the product of (x) the Non-PO Fraction with respect to such Mortgage Loan and (y) the sum of:

                   (i) the Class B-3 Percentage of (A) the principal portion of the Monthly Payment due on the Due Date occurring in the month of such Distribution Date on such Mortgage Loan, less (B) if the Bankruptcy Loss Amount has been reduced to zero, the principal portion of any Debt Service Reduction with respect to such Mortgage Loan;

                  (ii) the Class B-3 Prepayment Percentage of all Unscheduled Principal Receipts that were received by a Servicer with respect to such Mortgage Loan during the Applicable Unscheduled Principal Receipt Period relating to such Distribution Date for each applicable type of Unscheduled Principal Receipt;

                 (iii) the Class B-3 Prepayment Percentage of the Scheduled Principal Balance of such Mortgage Loan which, during the month preceding the month of such Distribution Date, was repurchased by the Seller pursuant to Section 2.02 or 2.03; and

                  (iv) the Class B-3 Percentage of the excess of the unpaid principal balance of such Mortgage Loan substituted for a defective Mortgage Loan during the month preceding the month in which such Distribution Date occurs over the unpaid principal balance of such defective Mortgage Loan, less the amount allocable to the principal portion of any unreimbursed Periodic Advances previously made by the Servicer, the Master Servicer or the Trustee in respect of such defective Mortgage Loan;

provided, however, that if an Optimal Adjustment Event occurs with respect to such Subclass and such Distribution Date, the Class B-3 Optimal Principal Amount will equal the lesser of (A) the Class B-3 Optimal Principal Amount calculated as described in the preceding provisions and (B) the Adjusted Principal Balance for the Class B-3 Certificates.

     Class B-3 Percentage: As to any Distribution Date, except as set forth in the next sentence, the percentage calculated by multiplying (i) the Subordinated Percentage by (ii) a fraction, the numerator of which is the Class B-3 Principal Balance (determined as of the Determination Date preceding such Distribution
Date) and the denominator of which is the sum of the Class M Principal Balance and the Class B Subclass Principal Balances of the Class B Subclasses eligible to receive principal distributions for such Distribution Date in accordance with the provisions of Section 4.01(d). Except as set forth in Section 4.01(d)(ii), in the event that the Class B-3 Certificates are not eligible to receive distributions of principal in accordance with Section 4.01(d)(i), the Class B-3 Percentage for such Distribution Date will be zero.

     Class B-3 Prepayment Percentage: As to any Distribution Date, except as set forth in the next sentence, the percentage calculated by multiplying (i) the Subordinated Prepayment Percentage by (ii) a fraction, the numerator of which is the Class B-3 Principal Balance (determined as of the Determination Date preceding such Distribution Date) and the denominator of which is the sum of the Class M Principal Balance and the Class B Subclass Principal Balances of the Class B Subclasses eligible to receive principal distributions for such Distribution Date in accordance with the provisions of Section 4.01(d). Except as set forth in Section 4.01(d)(ii), in the event that the Class B-3 Certificates are not eligible to receive distributions of principal in accordance with Section 4.01(d)(i), the Class B-3 Prepayment Percentage for such Distribution Date will be zero.

     Class B-3 Principal Balance: As to the first Determination Date, the Original Class B-3 Principal Balance. As of any subsequent Determination Date, the lesser of (i) the Original Class B-3 Principal Balance less the sum of (a) all amounts previously distributed in respect of the Class B-3 Certificates on prior Distribution Dates (A) pursuant to Paragraph sixteenth of Section 4.01(a) and (B) as a result of a Principal Adjustment and (b) the Realized Losses allocated through such Determination Date to the Class B-3 Certificates pursuant to Section 4.02(b) and (ii) the Adjusted Pool Amount as of the preceding Distribution Date less the sum of the Class A Principal Balance, the Class M Principal Balance, the Class B-1 Principal Balance and the Class B-2 Principal Balance as of such Determination Date.

     Class B-3 Unpaid Interest Shortfall: As to any Distribution Date, the amount, if any, by which the aggregate of the Class B-3 Interest Shortfall Amounts for prior Distribution Dates is in excess of the amounts distributed in respect of the Class B-3 Certificates on prior Distribution Dates pursuant to Paragraph fifteenth of Section 4.01(a).

     Class B-4 Certificate: Any one of the Certificates executed by the Trustee and authenticated by the Trustee or the Authenticating Agent in substantially the form set forth in Exhibit B-4 and Exhibit D hereto.

     Class  B-4  Certificateholder:   The  registered  holder  of  a  Class  B-4
Certificate.

     Class B-4 Distribution Amount: As to any Distribution Date, any amount distributable to the Holders of the Class B-4 Certificates pursuant to Paragraphs seventeenth, eighteenth, and nineteenth of Section 4.01(a).

     Class B-4 Interest Shortfall Amount: As to any Distribution Date, any amount by which the Class B Subclass Interest Accrual Amount of the Class B-4 Certificates with respect to such Distribution Date exceeds the amount distributed in respect of the Class B-4 Certificates on such Distribution Date pursuant to Paragraph seventeenth of Section 4.01(a).

     Class B-4 Optimal Principal Amount: As to any Distribution Date, an amount equal to the sum, as to each Outstanding Mortgage Loan, of the product of (x) the Non-PO Fraction with respect to such Mortgage Loan and (y) the sum of:

                   (i) the Class B-4 Percentage of (A) the principal portion of the Monthly Payment due on the Due Date occurring in the month of such Distribution Date on such Mortgage Loan, less (B) if the Bankruptcy Loss Amount has been reduced to zero, the principal portion of any Debt Service Reduction with respect to such Mortgage Loan;

                  (ii) the Class B-4 Prepayment Percentage of all Unscheduled Principal Receipts that were received by a Servicer with respect to such Mortgage Loan during the Applicable Unscheduled Principal Receipt Period relating to such Distribution Date for each applicable type of Unscheduled Principal Receipt;

                 (iii) the Class B-4 Prepayment Percentage of the Scheduled Principal Balance of such Mortgage Loan which, during the month preceding the month of such Distribution Date, was repurchased by the Seller pursuant to Section 2.02 or 2.03; and

                  (iv) the Class B-4 Percentage of the excess of the unpaid principal balance of such Mortgage Loan substituted for a defective Mortgage Loan during the month preceding the month in which such Distribution Date occurs over the unpaid principal balance of such defective Mortgage Loan, less the amount allocable to the principal portion of any unreimbursed Periodic Advances previously made by the Servicer, the Master Servicer or the Trustee in respect of such defective Mortgage Loan;

provided, however, that if an Optimal Adjustment Event occurs with respect to such Subclass and such Distribution Date, the Class B-4 Optimal Principal Amount will equal the lesser of (A) the Class B-4 Optimal Principal Amount calculated as described in the preceding provisions and (B) the Adjusted Principal Balance for the Class B-4 Certificates.

     Class B-4 Percentage: As to any Distribution Date, except as set forth in the next sentence, the percentage calculated by multiplying (i) the Subordinated Percentage by (ii) a fraction, the numerator of which is the Class B-4 Principal Balance (determined as of the Determination Date preceding such Distribution
Date) and the denominator of which is the sum of the Class M Principal Balance and the Class B Subclass Principal Balances of the Class B Subclasses eligible to receive principal distributions for such Distribution Date in accordance with the provisions of Section 4.01(d). Except as set forth in Section 4.01(d)(ii), in the event that the Class B-4 Certificates are not eligible to receive distributions of principal in accordance with Section 4.01(d)(i), the Class B-4 Percentage for such Distribution Date will be zero.

     Class B-4 Prepayment Percentage: As to any Distribution Date, except as set forth in the next sentence, the percentage calculated by multiplying (i) the Subordinated Prepayment Percentage by (ii) a fraction, the numerator of which is the Class B-4 Principal Balance (determined as of the Determination Date preceding such Distribution Date) and the denominator of which is the sum of the Class M Principal Balance and the Class B Subclass Principal Balances of the Class B Subclasses eligible to receive principal distributions for such Distribution Date in accordance with the provisions of Section 4.01(d). Except as set forth in Section 4.01(d)(ii), in the event that the Class B-4 Certificates are not eligible to receive distributions of principal in accordance with Section 4.01(d)(i), the Class B-4 Prepayment Percentage for such Distribution Date will be zero.

     Class B-4 Principal Balance: As to the first Determination Date, the Original Class B-4 Principal Balance. As of any subsequent Determination Date, the lesser of (i) the Original Class B-4 Principal Balance less the sum of (a) all amounts previously distributed in respect of the Class B-4 Certificates on prior Distribution Dates (A) pursuant to Paragraph nineteenth of Section 4.01(a) and (B) as a result of a Principal Adjustment and (b) the Realized Losses allocated through such Determination Date to the Class B-4 Certificates pursuant to Section 4.02(b) and (ii) the Adjusted Pool Amount as of the preceding Distribution Date less the sum of the Class A Principal Balance, the Class M Principal Balance, the Class B-1 Principal Balance, the Class B-2 Principal Balance and the Class B-3 Principal Balance as of such Determination Date.

     Class B-4 Unpaid Interest Shortfall: As to any Distribution Date, the amount, if any, by which the aggregate of the Class B-4 Interest Shortfall Amounts for prior Distribution Dates is in excess of the amounts distributed in respect of the Class B-4 Certificates on prior Distribution Dates pursuant to Paragraph eighteenth of Section 4.01(a).

     Class B-5 Certificate: Any one of the Certificates executed by the Trustee and authenticated by the Trustee or the Authenticating Agent in substantially the form set forth in Exhibit B-5 and Exhibit D hereto.

     Class  B-5  Certificateholder:   The  registered  holder  of  a  Class  B-5
Certificate.

     Class B-5 Distribution Amount: As to any Distribution Date, any amount distributable to the Holders of the Class B-5 Certificates pursuant to Paragraphs twentieth, twenty-first, and twenty-second of Section 4.01(a).

     Class B-5 Interest Shortfall Amount: As to any Distribution Date, any amount by which the Class B Subclass Interest Accrual Amount of the Class B-5 Certificates with respect to such Distribution Date exceeds the amount distributed in respect of the Class B-5 Certificates on such Distribution Date pursuant to Paragraph twentieth of Section 4.01(a).

     Class B-5 Optimal Principal Amount: As to any Distribution Date, an amount equal to the sum, as to each Outstanding Mortgage Loan, of the product of (x) the Non-PO Fraction with respect to such Mortgage Loan and (y) the sum of:

                   (i) the Class B-5 Percentage of (A) the principal portion of the Monthly Payment due on the Due Date occurring in the month of such Distribution Date on such Mortgage Loan, less (B) if the Bankruptcy Loss Amount has been reduced to zero, the principal portion of any Debt Service Reduction with respect to such Mortgage Loan;

                  (ii) the Class B-5 Prepayment Percentage of all Unscheduled Principal Receipts that were received by a Servicer with respect to such Mortgage Loan during the Applicable Unscheduled Principal Receipt Period relating to such Distribution Date for each applicable type of Unscheduled Principal Receipt;

                 (iii) the Class B-5 Prepayment Percentage of the Scheduled Principal Balance of such Mortgage Loan which, during the month preceding the month of such Distribution Date, was repurchased by the Seller pursuant to Section 2.02 or 2.03; and

                  (iv) the Class B-5 Percentage of the excess of the unpaid principal balance of such Mortgage Loan substituted for a defective Mortgage Loan during the month preceding the month in which such Distribution Date occurs over the unpaid principal balance of such defective Mortgage Loan, less the amount allocable to the principal portion of any unreimbursed Periodic Advances previously made by the Servicer, the Master Servicer or the Trustee in respect of such defective Mortgage Loan;

provided, however, that if an Optimal Adjustment Event occurs with respect to such Subclass and such Distribution Date, the Class B-5 Optimal Principal Amount will equal the lesser of (A) the Class B-5 Optimal Principal Amount calculated as described in the preceding provisions and (B) the Adjusted Principal Balance for the Class B-5 Certificates.

     Class B-5 Percentage: As to any Distribution Date, except as set forth in the next sentence, the percentage calculated by multiplying (i) the Subordinated Percentage by (ii) a fraction, the numerator of which is the Class B-5 Principal Balance (determined as of the Determination Date preceding such Distribution
Date) and the denominator of which is the sum of the Class M Principal Balance and the Class B Subclass Principal Balances of the Class B Subclasses eligible to receive principal distributions for such Distribution Date in accordance with the provisions of Section 4.01(d). Except as set forth in Section 4.01(d)(ii), in the event that the Class B-5 Certificates are not eligible to receive distributions of principal in accordance with Section 4.01(d)(i), the Class B-5 Percentage for such Distribution Date will be zero.

     Class B-5 Prepayment Percentage: As to any Distribution Date, except as set forth in the next sentence, the percentage calculated by multiplying (i) the Subordinated Prepayment Percentage by (ii) a fraction, the numerator of which is the Class B-5 Principal Balance (determined as of the Determination Date preceding such Distribution Date) and the denominator of which is the sum of the Class M Principal Balance and the Class B Subclass Principal Balances of the Class B Subclasses eligible to receive principal distributions for such Distribution Date in accordance with the provisions of Section 4.01(d). Except as set forth in Section 4.01(d)(ii), in the event that the Class B-5 Certificates are not eligible to receive distributions of principal in accordance with Section 4.01(d)(i), the Class B-5 Prepayment Percentage for such Distribution Date will be zero.

     Class B-5 Principal Balance: As to the first Determination Date, the Original Class B-5 Principal Balance. As of any subsequent Determination Date, the lesser of (i) the Original Class B-5 Principal Balance less the sum of (a) all amounts previously distributed in respect of the Class B-5 Certificates on prior Distribution Dates pursuant to Paragraph twenty-second of Section 4.01(a) and (b) the Realized Losses allocated through such Determination Date to the Class B-5 Certificates pursuant to Section 4.02(b) and (ii) the Adjusted Pool Amount as of the preceding Distribution Date less the sum of the Class A Principal Balance, the Class M Principal Balance, the Class B-1 Principal Balance, the Class B-2 Principal Balance, the Class B-3 Principal Balance and the Class B-4 Principal Balance as of such Determination Date.

     Class B-5 Unpaid Interest Shortfall: As to any Distribution Date, the amount, if any, by which the aggregate of the Class B-5 Interest Shortfall Amounts for prior Distribution Dates is in excess of the amounts distributed in respect of the Class B-5 Certificates on prior Distribution Dates pursuant to Paragraph twenty-first of Section 4.01(a).

     Class M Certificate: Any one of the Certificates executed by the Trustee and authenticated by the Trustee or the Authenticating Agent in substantially the form set forth in Exhibit C and Exhibit D hereto.

     Class M Certificateholder: The registered holder of a Class M Certificate.

     Class M Distribution Amount: As to any Distribution Date, any amount distributable to the Holders of the Class M Certificates pursuant to Paragraphs fifth, sixth and seventh of Section 4.01(a).

     Class M Interest Accrual Amount: As to any Distribution Date, an amount equal to (i) the product of 1/12th of the Class M Pass-Through Rate and the Class M Principal Balance as of the Determination Date preceding such Distribution Date minus (ii) (x) any Non-Supported Interest Shortfall allocated to the Class M Certificates with respect to such Distribution Date and (y) the interest portion of any Excess Special Hazard Losses, Excess Fraud Losses and Excess Bankruptcy Losses allocated to the Class M Certificates with respect to such Distribution Date pursuant to Section 4.02(e).

     Class M Interest Shortfall Amount: As to any Distribution Date, any amount by which the Class M Interest Accrual Amount with respect to such Distribution Date exceeds the amount distributed in respect of the Class M Certificates on such Distribution Date pursuant to Paragraph fifth of Section 4.01(a).

     Class M Optimal Principal Amount: As to any Distribution Date, an amount equal to the sum, as to each Outstanding Mortgage Loan, of the product of (x) the Non-PO Fraction with respect to such Mortgage Loan and (y) the sum of:

                   (i) the Class M Percentage of (A) the principal portion of the Monthly Payment due on the Due Date occurring in the month of such Distribution Date on such Mortgage Loan, less (B) if the Bankruptcy Loss Amount has been reduced to zero, the principal portion of any Debt Service Reduction with respect to such Mortgage Loan;

                  (ii) the Class M Prepayment Percentage of all Unscheduled Principal Receipts that were received by a Servicer with respect to such Mortgage Loan during the Applicable Unscheduled Principal Receipt Period relating to such Distribution Date for each applicable type of Unscheduled Principal Receipt;

                 (iii) the Class M Prepayment Percentage of the Scheduled Principal Balance of such Mortgage Loan which, during the month preceding the month of such Distribution Date, was repurchased by the Seller pursuant to Section 2.02 or 2.03; and

                  (iv) the Class M Percentage of the excess of the unpaid principal balance of such Mortgage Loan substituted for a defective Mortgage Loan during the month preceding the month in which such Distribution Date occurs over the unpaid principal balance of such defective Mortgage Loan, less the amount allocable to the principal portion of any unreimbursed Periodic Advances previously made by the Servicer, the Master Servicer or the Trustee in respect of such defective Mortgage Loan;

provided, however, that if an Optimal Adjustment Event occurs with respect to such Class and such Distribution Date, the Class M Optimal Principal Amount will equal the lesser of (A) the Class M Optimal Principal Amount calculated as described in the preceding provisions and (B) the Adjusted Principal Balance for the Class M Certificates.

     Class M Pass-Through  Rate: As to any Distribution  Date,  7.750%
per annum.

     Class M Percentage: As to any Distribution Date, the percentage calculated by multiplying the Subordinated Percentage by either (a) if any Class B Certificates are eligible to receive principal distributions for such Distribution Date in accordance with the provisions of Section 4.01(d), a fraction, the numerator of which is the Class M Principal Balance (determined as of the Determination Date preceding such Distribution Date) and the denominator of which is the sum of the Class M Principal Balance and the Class B Subclass Principal Balances of the Class B Subclasses eligible to receive principal distributions for such Distribution Date in accordance with the provisions of
Section 4.01(d) or (b) except as set forth in Section 4.01(d)(ii), if the Class B Certificates are not eligible to receive principal distributions for such Distribution Date in accordance with the provisions of Section 4.01(d)(i), one.

     Class M Prepayment Percentage: As to any Distribution Date, the percentage calculated by multiplying the Subordinated Prepayment Percentage by either (a) if any Class B Certificates are eligible to receive principal distributions for such Distribution Date in accordance with the provisions of Section 4.01(d), a fraction, the numerator of which is the Class M Principal Balance (determined as of the Determination Date preceding such Distribution Date) and the denominator of which is the sum of the Class M Principal Balance and the Class B Subclass Principal Balances of the Class B Subclasses eligible to receive principal distributions for such Distribution Date in accordance with the provisions of
Section 4.01(d) or (b) except as set forth in Section 4.01(d)(ii), if the Class B Certificates are not eligible to receive principal distributions for such Distribution Date in accordance with the provisions of Section 4.01(d)(i), one.

     Class M Principal Balance: As to the first Determination Date, the Original Class M Principal Balance. As of any subsequent Determination Date, the lesser of (i) the Original Class M Principal Balance less the sum of (a) all amounts previously distributed in respect of the Class M Certificates on prior Distribution Dates (A) pursuant to Paragraph seventh of Section 4.01(a) and (B) as a result of a Principal Adjustment and (b) the Realized Losses allocated through such Determination Date to the Class M Certificates pursuant to Section 4.02(b) and (ii) the Adjusted Pool Amount as of the preceding Distribution Date less the Class A Principal Balance as of such Determination Date.

     Class M Unpaid Interest Shortfall: As to any Distribution Date, the amount, if any, by which the aggregate of the Class M Interest Shortfall Amounts for prior Distribution Dates is in excess of the amounts distributed in respect of the Class M Certificates on prior Distribution Dates pursuant to Paragraph sixth of Section 4.01(a).

     Clearing Agency: An organization registered as a "clearing agency" pursuant to Section 17A of the Securities Exchange Act of 1934, as amended. The initial Clearing Agency shall be The Depository Trust Company.

     Clearing Agency Participant: A broker, dealer, bank, financial institution or other Person for whom a Clearing Agency effects book-entry transfers of securities deposited with the Clearing Agency.

     Closing Date: The date of initial issuance of the Certificates, as set forth in Section 11.22.

     Code: The Internal Revenue Code of 1986, as it may be amended from time to time, any successor statutes thereto, and applicable U.S. Department of the Treasury temporary or final regulations promulgated thereunder.

     Compensating Interest: As to any Distribution Date, the lesser of (a) the product of (i) 1/12th of 0.20% and (ii) the Pool Scheduled Principal Balance for such Distribution Date and (b) the Available Master Servicing Compensation for such Distribution Date.

     Co-op Shares: Shares issued by private non-profit housing corporations.

     Corporate Trust Office: The principal office of the Trustee, at which at any particular time its corporate trust business shall be administered, which office is located at 230 South Tryon Street, Charlotte, North Carolina 28288.

     Cross-Over Date: The Distribution Date preceding the first Distribution Date on which the Class A Percentage (determined pursuant to clause (ii) of the definition thereof) equals or exceeds 100%.

     Cross-Over Date Interest Shortfall: With respect to any Distribution Date that occurs on or after the Cross-Over Date with respect to any Unscheduled Principal Receipt (other than a Prepayment in Full):

               (A) in the case where the Applicable Unscheduled Principal Receipt Period is the Mid-Month Receipt Period and such Unscheduled Principal Receipt is received by the Servicer on or after the Determination Date in the month preceding the month of such Distribution Date but prior to the first day of the month of such Distribution Date, the amount of interest that would have accrued at the Net Mortgage
                    Interest Rate on the amount of such Unscheduled Principal Receipt from the day of its receipt or, if earlier, its application by the Servicer through the last day of the month preceding the month of such Distribution Date; and

               (B) in the case where the Applicable Unscheduled Principal Receipt Period is the Prior Month Receipt Period and such Unscheduled Principal Receipt is received by the Servicer during the month preceding the month of such Distribution Date, the amount of interest that would have accrued at the Net Mortgage Interest Rate on the amount of such Unscheduled Principal Receipt from the day of its receipt or, if earlier, its application by the Servicer through the last day of the month in which such Unscheduled Principal Receipt is received.

     Current Class A Interest Distribution Amount: As to any Distribution Date, the amount distributed in respect of the Class A Subclasses pursuant to Paragraph first of Section 4.01(a) on such Distribution Date.

     Current Class B Interest Distribution Amount: As to any Distribution Date, the amount distributed in respect of the Class B Certificates pursuant to Paragraphs eighth, eleventh, fourteenth, seventeenth and twentieth of Section 4.01(a) on such Distribution Date.

     Current Class B-1 Fractional Interest: As to any Distribution Date subsequent to the first Distribution Date, the percentage obtained by dividing the sum of the Class B Subclass Principal Balances of the Class B-2, Class B-3, Class B-4 and Class B-5 Certificates by the sum of the Class A Non-PO Principal Balance, the Class M Principal Balance and the Class B Principal Balance. As to the first Distribution Date, the Original Class B-1 Fractional Interest.

     Current Class B-2 Fractional Interest: As to any Distribution Date subsequent to the first Distribution Date, the percentage obtained by dividing the sum of the Class B Subclass Principal Balances of the Class B-3, Class B-4 and Class B-5 Certificates by the sum of the Class A Non-PO Principal Balance, the Class M Principal Balance and the Class B Principal Balance. As to the first Distribution Date, the Original Class B-2 Fractional Interest.

     Current Class B-3 Fractional Interest: As to any Distribution Date subsequent to the first Distribution Date, the percentage obtained by dividing the sum of the Class B Subclass Principal Balances of the Class B-4 and Class B-5 Certificates by the sum of the Class A Non-PO Principal Balance, the Class M Principal Balance and the Class B Principal Balance. As to the first Distribution Date, the Original Class B-3 Fractional Interest.

     Current Class B-4 Fractional Interest: As to any Distribution Date subsequent to the first Distribution Date, the percentage obtained by dividing the Class B Subclass Principal Balance of the Class B-5 Certificates by the sum of the Class A Non-PO Principal Balance, the Class M Principal Balance and the Class B Principal Balance. As to the first Distribution Date, the Original Class B-4 Fractional Interest.

     Current Class M Fractional Interest: As to any Distribution Date subsequent to the first Distribution Date, the percentage obtained by dividing the Class B Principal Balance by the sum of the Class A Non-PO Principal Balance, the Class M Principal Balance and the Class B Principal Balance. As to the first Distribution Date, the Original Class M Fractional Interest.

     Current Class M Interest Distribution Amount: As to any Distribution Date, the amount distributed in respect of the Class M Certificates pursuant to Paragraph fifth of Section 4.01(a) on such Distribution Date.

     Curtailment: Any Principal Prepayment made by a Mortgagor which is not a Prepayment in Full.

     Custodial Agreement: The Custodial Agreement, if any, from time to time in effect between the Custodian named therein, the Seller, the Master Servicer and the Trustee, substantially in the form of Exhibit E hereto, as the same may be amended or modified from time to time in accordance with the terms thereof.

     Custodial P&I Account: The Custodial P&I Account, as defined in each of the Servicing Agreements, with respect to the Mortgage Loans. In determining whether the Custodial P&I Account under any Servicing Agreement is "acceptable" to the Master Servicer (as may be required by the definition of "Eligible Account" contained in the Servicing Agreements), the Master Servicer shall require that any such account shall be acceptable to each of the Rating Agencies.

     Custodian: Initially, the Trustee, and thereafter the Custodian, if any, hereafter appointed by the Trustee pursuant to Section 8.13, or its successor in interest under the Custodial Agreement. The Custodian may (but need not) be the Trustee or any Person directly or indirectly controlling or controlled by or under common control of the Trustee. Neither a Servicer, nor the Seller nor the Master Servicer nor any Person directly or indirectly controlling or controlled by or under common control with any such Person may be appointed Custodian.

     Cut-Off Date: The first day of the month of initial issuance of the Certificates as set forth in Section 11.02.

     Cut-Off Date Aggregate Principal Balance: The aggregate of the Cut-Off Date Principal Balances of the Mortgage Loans is as set forth in Section 11.03.

     Cut-Off Date Principal Balance: As to each Mortgage Loan, its unpaid principal balance as of the close of business on the Cut-Off Date (but without giving effect to any Unscheduled Principal Receipts received or applied on the Cut-Off Date), reduced by all payments of principal due on or before the Cut-Off Date and not paid, and increased by scheduled monthly payments of principal due after the Cut-Off Date but received by the related Servicer on or before the Cut-Off Date.

     DCR: Duff & Phelps Credit Rating Co., or its successor in interest.

     Debt Service Reduction: With respect to any Mortgage Loan, a reduction in the scheduled Monthly Payment for such Mortgage Loan by a court of competent jurisdiction in a proceeding under the Bankruptcy Code, except such a reduction constituting a Deficient Valuation.

     Deficient Valuation: With respect to any Mortgage Loan, a valuation by a court of competent jurisdiction of the Mortgaged Property in an amount less than the then-outstanding indebtedness under the Mortgage Loan, or any reduction in the amount of principal to be paid in connection with any scheduled Monthly Payment that results in a permanent forgiveness of principal, which valuation or reduction results from a proceeding under the Bankruptcy Code.

     Definitive Certificates:  As defined in Section 5.01(b).

     Denomination: The amount, if any, specified on the face of each Certificate representing the principal portion of the Cut-Off Date Aggregate Principal Balance evidenced by such Certificate.

     Determination  Date:  The  17th  day of the  month  in  which  the  related
Distribution Date occurs, or if such 17th day is not a Business Day, the Business Day preceding such 17th day.

     Discount Mortgage Loan: A Mortgage Loan with a Net Mortgage Interest Rate of less than 7.750%.

     Distribution Date: The 25th day of any month, beginning in the month following the month of initial issuance of the Certificates, or if such 25th day is not a Business Day, the Business Day following such 25th day.

     Due Date: With respect to any Mortgage Loan, the day of the month in which the Monthly Payment on such Mortgage Loan is scheduled to be paid.

     Eligible Account: One or more accounts (i) that are maintained with a depository institution (which may be the Master Servicer) whose long-term debt obligations (or, in the case of a depository institution which is part of a holding company structure, the long-term debt obligations of such parent holding company) at the time of deposit therein are rated at least "AA" (or the equivalent) by each of the Rating Agencies, (ii) the deposits in which are fully insured by the FDIC through either the Bank Insurance Fund or the Savings Association Insurance Fund, (iii) the deposits in which are insured by the FDIC through either the Bank Insurance Fund or the Savings Association Insurance Fund (to the limit established by the FDIC) and the uninsured deposits in which accounts are otherwise secured, as evidenced by an Opinion of Counsel delivered to the Trustee, such that the Trustee, on behalf of the Certificateholders has a claim with respect to the funds in such accounts or a perfected first security interest against any collateral securing such funds that is superior to claims of any other depositors or creditors of the depository institution with which such accounts are maintained, (iv) that are trust accounts maintained with the trust department of a federal or state chartered depository institution or trust company acting in its fiduciary capacity or (v) such other account that is acceptable to each of the Rating Agencies and would not cause the Trust Estate to fail to qualify as a REMIC or result in the imposition of any federal tax on the REMIC.

     Eligible Investments: At any time, any one or more of the following obligations and securities which shall mature not later than the Business Day preceding the Distribution Date next succeeding the date of such investment, provided that such investments continue to qualify as "cash flow investments" as defined in Code Section 860G(a)(6):

                   (i) obligations of the United States of America or any agency thereof, provided such obligations are backed by the full faith and credit of the United States of America;

                  (ii) general obligations of or obligations guaranteed by any state of the United States of America or the District of Columbia receiving the highest short-term or highest long-term rating of each Rating Agency, or such lower rating as would not result in the downgrading or withdrawal of the rating then assigned to any of the Certificates by either Rating Agency or result in any of such rated Certificates being placed on credit review status (other than for possible upgrading) by either Rating Agency;

                 (iii) commercial or finance company paper which is then rated in the highest long-term commercial or finance company paper rating category of each Rating Agency or the highest short-term rating category of each Rating Agency, or such lower rating category as would not result in the downgrading or withdrawal of the rating then assigned to any of the Certificates by either Rating Agency or result in any of such rated Certificates being placed on credit review status (other than for possible upgrading) by either Rating Agency;

                  (iv) certificates of deposit, demand or time deposits, federal funds or banker's acceptances issued by any depository institution or trust company incorporated under the laws of the United States or of any state thereof and subject to supervision and examination by federal and/or state banking authorities, provided that the commercial paper and/or debt obligations of such depository institution or trust company (or in the case of the principal depository institution in a holding company system, the commercial paper or debt obligations of such holding company) are then rated in the highest short-term or the highest long-term rating category for such securities of each of the Rating Agencies, or such lower rating categories as would not result in the downgrading or withdrawal of the rating then assigned to any of the Certificates by either Rating Agency or result in any of such rated Certificates being placed on credit review status (other than for possible upgrading) by either Rating Agency;

                   (v) guaranteed reinvestment agreements issued by any bank, insurance company or other corporation acceptable to each Rating Agency at the time of the issuance of such agreements;

                  (vi) repurchase agreements on obligations with respect to any security described in clauses (i) or (ii) above or any other security issued or guaranteed by an agency or instrumentality of the United States of America, in either case entered into with a depository institution or trust company (acting as principal) described in (iv) above;

                 (vii) securities (other than stripped bonds or stripped coupon securities) bearing interest or sold at a discount issued by any corporation incorporated under the laws of the United States of America or any state thereof which, at the time of such investment or contractual commitment providing for such investment, are then rated in the highest short-term or the highest long-term rating category by each Rating Agency, or in such lower rating category as would not result in the downgrading or withdrawal of the rating then assigned to any of the Certificates by either Rating Agency or result in any of such rated Certificates being placed on credit review status (other than for possible upgrading) by either Rating Agency; and

                (viii) such other investments acceptable to each Rating Agency as would not result in the downgrading of the rating then assigned to the Certificates by either Rating Agency or result in any of such rated Certificates being placed on credit review status (other than for possible upgrading) by either Rating Agency.

    In no event shall an instrument be an Eligible Investment if such instrument evidences either (i) a right to receive only interest payments with respect to the obligations underlying such instrument, or (ii) both principal and interest payments derived from obligations underlying such instrument and the interest and principal payments with respect to such instrument provide a yield to maturity at the date of investment of greater than 120% of the yield to maturity at par of such underlying obligations.

     ERISA: The Employee Retirement Income Security Act of 1974, as amended.

     ERISA Prohibited Holder:  As defined in Section 5.02(d).

     Errors  and  Omissions   Policy:  As  defined  in  each  of  the  Servicing
Agreements.

     Event of Default:  Any of the events specified in Section 7.01.

     Excess Bankruptcy Loss: With respect to any Distribution Date and any Mortgage Loan as to which a Bankruptcy Loss is realized in the month preceding the month of such Distribution Date, (i) if the Aggregate Current Bankruptcy Losses with respect to such Distribution Date exceed the then-applicable Bankruptcy Loss Amount, then the portion of such Bankruptcy Loss represented by the ratio of (a) the excess of the Aggregate Current Bankruptcy Losses over the then-applicable Bankruptcy Loss Amount, divided by (b) the Aggregate Current Bankruptcy Losses or (ii) if the Aggregate Current Bankruptcy Losses with respect to such Distribution Date are less than or equal to the then-applicable Bankruptcy Loss Amount, then zero. In addition, any Bankruptcy Loss occurring with respect to a Mortgage Loan on or after the Cross-Over Date will be an Excess Bankruptcy Loss.

     Excess Fraud Loss: With respect to any Distribution Date and any Mortgage Loan as to which a Fraud Loss is realized in the month preceding the month of such Distribution Date, (i) if the Aggregate Current Fraud Losses with respect to such Distribution Date exceed the then-applicable Fraud Loss Amount, then the portion of such Fraud Loss represented by the ratio of (a) the excess of the Aggregate Current Fraud Losses over the then-applicable Fraud Loss Amount, divided by (b) the Aggregate Current Fraud Losses, or (ii) if the Aggregate Current Fraud Losses with respect to such Distribution Date are less than or equal to the then-applicable Fraud Loss Amount, then zero. In addition, any Fraud Loss occurring with respect to a Mortgage Loan on or after the Cross-Over Date will be an Excess Fraud Loss.

     Excess Special Hazard Loss: With respect to any Distribution Date and any Mortgage Loan as to which a Special Hazard Loss is realized in the month preceding the month of such Distribution Date, (i) if the Aggregate Current Special Hazard Losses with respect to such Distribution Date exceed the then-applicable Special Hazard Loss Amount, then the portion of such Special Hazard Loss represented by the ratio of (a) the excess of the Aggregate Current Special Hazard Losses over the then-applicable Special Hazard Loss Amount, divided by (b) the Aggregate Current Special Hazard Losses, or (ii) if the Aggregate Current Special Hazard Losses with respect to such Distribution Date are less than or equal to the then-applicable Special Hazard Loss Amount, then zero. In addition, any Special Hazard Loss occurring with respect to a Mortgage Loan on or after the Cross-Over Date will be an Excess Special Hazard Loss.

     Exhibit F-1 Mortgage Loan: Any of the Mortgage Loans identified in Exhibit F-1 hereto, as such Exhibit may be amended from time to time in connection with a substitution pursuant to Section 2.02, which Mortgage Loan is serviced under the Norwest Servicing Agreement.

     Exhibit F-2 Mortgage Loan: Any of the Mortgage Loans identified in Exhibit F-2 hereto, as such Exhibit may be amended from time to time in connection with a substitution pursuant to Section 2.02, which Mortgage Loan is serviced under the Norwest Servicing Agreement.

     Exhibit F-3 Mortgage Loan: Any of the Mortgage Loans identified in Exhibit F-3 hereto, as such Exhibit may be amended from time to time in connection with a substitution pursuant to Section 2.02, which Mortgage Loan is serviced under an Other Servicing Agreement.

     FDIC: The Federal Deposit Insurance Corporation or any successor thereto.

     FHLMC: The Federal Home Loan Mortgage Corporation or any successor thereto.

     Fidelity Bond: As defined in each of the Servicing Agreements.

     Final   Distribution  Date:  The  Distribution  Date  on  which  the  final distribution in respect of the Certificates is made pursuant to Section 9.01.

     Fixed Retained Yield: The fixed percentage of interest on each Mortgage Loan with a Mortgage Interest Rate greater than the sum of (a) 7.750%, (b) the Servicing Fee Rate and (c) the Master Servicing Fee Rate, which will be determined on a loan by loan basis and will equal the Mortgage Interest Rate on each Mortgage Loan minus the sum of (a), (b) and (c), which is not assigned to and not part of the Trust Estate.

     Fixed Retained Yield Rate: With respect to each Mortgage Loan, a per annum rate equal to the greater of (a) zero and (b) the Mortgage Interest Rate on such Mortgage Loan minus the sum of (i) 7.750%, (ii) the Servicing Fee Rate and (iii) the Master Servicing Fee Rate.

     FNMA:   The  Federal   National   Mortgage   Association  or  any
successor thereto.

     Foreclosure  Profits:  As to any Distribution  Date, the excess, if any, of
(i) Net Liquidation Proceeds in respect of each Mortgage Loan that became a Liquidated Loan during the Applicable Unscheduled Principal Receipt Period with respect to Full Unscheduled Principal Receipts for such Distribution Date over
(ii) the sum of the unpaid principal balance of each such Liquidated Loan plus accrued and unpaid interest at the applicable Mortgage Interest Rate on the unpaid principal balance thereof from the Due Date to which interest was last paid by the Mortgagor (or, in the case of a Liquidated Loan that had been an REO Mortgage Loan, from the Due Date to which interest was last deemed to have been paid) to the first day of the month in which such Distribution Date occurs.

     Fraud Loss: A Liquidated Loan Loss as to which there was fraud in the origination of such Mortgage Loan.

     Fraud Loss Amount: As of any Distribution Date after the Cut-Off Date an amount equal to: (X) prior to the first anniversary of the Cut-Off Date an amount equal to $7,299,991.19 minus the aggregate amount of Fraud Losses allocated solely to the Class B Certificates in accordance with Section 4.02(a) since the Cut-Off Date, and (Y) from the first through fifth anniversary of the Cut-Off Date, an amount equal to (1) the lesser of (a) the Fraud Loss Amount as of the most recent anniversary of the Cut-Off Date and (b) 1.00% of the aggregate outstanding principal balance of all of the Mortgage Loans as of the most recent anniversary of the Cut-Off Date minus (2) the Fraud Losses allocated solely to the Class B Certificates in accordance with Section 4.02(a) since the most recent anniversary of the Cut-Off Date. On and after the Cross-Over Date or after the fifth anniversary of the Cut-Off Date the Fraud Loss Amount shall be zero.

     Full Unscheduled Principal Receipt: Any Unscheduled Principal Receipt with respect to a Mortgage Loan (i) in the amount of the outstanding principal balance of such Mortgage Loan and resulting in the full satisfaction of such Mortgage Loan or (ii) representing Liquidation Proceeds other than Partial Liquidation Proceeds.

     Holder:  See "Certificateholder."

     Independent: When used with respect to any specified Person, such Person who (i) is in fact independent of the Seller, the Master Servicer and any Servicer, (ii) does not have any direct financial interest or any material indirect financial interest in the Seller or the Master Servicer or any Servicer or in an affiliate of either, and (iii) is not connected with the Seller, the Master Servicer or any Servicer as an officer, employee, promoter, underwriter, trustee, partner, director or person performing similar functions.

     Insurance Policy: Any insurance or performance bond relating to a Mortgage Loan or the Mortgage Loans, including any hazard insurance, special hazard insurance, flood insurance, primary mortgage insurance, mortgagor bankruptcy bond or title insurance.

     Insurance Proceeds: Proceeds paid by any insurer pursuant to any Insurance Policy covering a Mortgage Loan.

     Insured Expenses: Expenses covered by any Insurance Policy covering a Mortgage Loan.

     Liquidated Loan: A Mortgage Loan with respect to which the related Mortgaged Property has been acquired, liquidated or foreclosed and with respect to which the applicable Servicer determines that all Liquidation Proceeds which it expects to recover have been recovered.

     Liquidated Loan Loss: With respect to any Distribution Date, the aggregate of the amount of losses with respect to each Mortgage Loan which became a Liquidated Loan during the Applicable Unscheduled Principal Receipt Period with respect to Full Unscheduled Principal Receipts for such Distribution Date, equal to the excess of (i) the unpaid principal balance of each such Liquidated Loan, plus accrued interest thereon in accordance with the amortization schedule at the time applicable thereto at the applicable Net Mortgage Interest Rate from the Due Date as to which interest was last paid with respect thereto through the last day of the month preceding the month in which such Distribution Date occurs, over (ii) Net Liquidation Proceeds with respect to such Liquidated Loan.

     Liquidation Expenses: Expenses incurred by a Servicer in connection with the liquidation of any defaulted Mortgage Loan or property acquired in respect thereof (including, without limitation, legal fees and expenses, committee or referee fees, and, if applicable, brokerage commissions and conveyance taxes), any unreimbursed advances expended by such Servicer pursuant to its Servicing Agreement or the Master Servicer or Trustee pursuant hereto respecting the related Mortgage Loan, including any unreimbursed advances for real property taxes or for property restoration or preservation of the related Mortgaged
Property. Liquidation Expenses shall not include any previously incurred expenses in respect of an REO Mortgage Loan which have been netted against related REO Proceeds.

     Liquidation Proceeds: Amounts received by a Servicer (including Insurance Proceeds) in connection with the liquidation of defaulted Mortgage Loans or property acquired in respect thereof, whether through foreclosure, sale or otherwise, including payments in connection with such Mortgage Loans received from the Mortgagor, other than amounts required to be paid to the Mortgagor pursuant to the terms of the applicable Mortgage or to be applied otherwise pursuant to law.

     Loan-to-Value Ratio: The ratio, expressed as a percentage, the numerator of which is the principal balance of a particular Mortgage Loan at origination and the denominator of which is the lesser of (x) the appraised value of the related Mortgaged Property determined in the appraisal used by the originator at the time of origination of such Mortgage Loan, and (y) if the Mortgage is originated in connection with a sale of the Mortgaged Property, the sale price for such Mortgaged Property.

     Master Servicer: Norwest Bank Minnesota, National Association, or its successor in interest.

     Master Servicing Fee: With respect to any Mortgage Loan and any Distribution Date, the fee payable monthly to the Master Servicer pursuant to
Section 6.05 equal to a fixed percentage (expressed as a per annum rate) of the unpaid principal balance of such Mortgage Loan.

     Master Servicing Fee Rate: As set forth in Section 11.27.

     Mid-Month Receipt Period: With respect to each Distribution Date, the one month period beginning on the Determination Date occurring in the calendar month preceding the month in which such Distribution Date occurs and ending on the day preceding the Determination Date immediately preceding such Distribution Date.

     Monthly Payment: As to any Mortgage Loan (including any REO Mortgage Loan) and any Due Date, the payment of principal and interest due thereon in accordance with the amortization schedule at the time applicable thereto (after adjustment for any Curtailments and Deficient Valuations occurring prior to such Due Date but before any adjustment to such amortization schedule, other than for Deficient Valuations, by reason of any bankruptcy or similar proceeding or any moratorium or similar waiver or grace period).

     Month End Interest:  As defined in each Servicing Agreement.

     Moody's: Moody's Investors Service, Inc., or its successor in interest.

     Mortgage: The mortgage, deed of trust or other instrument creating a first lien on Mortgaged Property securing a Mortgage Note together with any Mortgage Loan Rider, if applicable.

     Mortgage Interest Rate: As to any Mortgage Loan, the per annum rate at which interest accrues on the unpaid principal balance thereof as set forth in the related Mortgage Note, which rate is as indicated on the Mortgage Loan Schedule.

     Mortgage Loan Rider: The standard FNMA/FHLMC riders to the Mortgage Note and/or Mortgage riders required when the Mortgaged Property is a condominium unit or a unit in a planned unit development.

     Mortgage Loan Schedule: The list of the Mortgage Loans transferred to the Trustee on the Closing Date as part of the Trust Estate and attached hereto as Exhibits F-1, F-2 and F-3, which list may be amended following the Closing Date upon conveyance of a Substitute Mortgage Loan pursuant to Section 2.02 or 2.03 and which list shall set forth at a minimum the following information of the close of business on the Cut-Off Date (or, with respect to Substitute Mortgage Loans, as of the close of business on the day of substitution) as to each Mortgage Loan:

                    (i)    the Mortgage Loan identifying number;

                   (ii)    the  city,   state  and  zip  code  of  the
                           Mortgaged Property;

                  (iii)    the type of property;

                   (iv)    the Mortgage Interest Rate;

                    (v)    the Net Mortgage Interest Rate;

                   (vi)    the Monthly Payment;

                  (vii)    the original number of months to maturity;

                 (viii)    the scheduled maturity date;

                   (ix)    the Cut-Off Date Principal Balance;

                    (x)    the Loan-to-Value Ratio at origination;

                   (xi)    whether  such  Mortgage  Loan is a  Subsidy
                           Loan;

                  (xii) whether such Mortgage Loan is covered by primary mortgage insurance;

                 (xiii)    the Servicing Fee Rate;

                  (xiv)    whether  such  Mortgage  Loan  is a  T.O.P.
                           Mortgage Loan;

                   (xv)    Fixed Retained Yield, if applicable;

                  (xvi)    the Master Servicing Fee; and

                 (xvii) for Mortgage Loans identified on Exhibit F-3, the name of the Servicer with respect thereto.

     Such schedule may consist of multiple reports that collectively set forth all of the information required.

     Mortgage Loans: Each of the mortgage loans transferred and assigned to the Trustee on the Closing Date pursuant to Section 2.01 and any mortgage loans substituted therefor pursuant to Section 2.02 or 2.03, in each case as from time to time are included in the Trust Estate as identified in the Mortgage Loan Schedule.

     Mortgage Note: The note or other evidence of indebtedness evidencing the indebtedness of a Mortgagor under a Mortgage Loan together with any related Mortgage Loan Riders, if applicable.

     Mortgaged Property: The property subject to a Mortgage, which may include Co-op Shares.

     Mortgagor:  The obligor on a Mortgage Note.

     Net Foreclosure Profits: As to any Distribution Date, the amount, if any, by which (i) Aggregate Foreclosure Profits with respect to such Distribution Date exceed (ii) Liquidated Loan Losses with respect to such Distribution Date.

     Net Liquidation Proceeds: As to any Liquidated Loan, Liquidation Proceeds net of Liquidation Expenses. For all purposes of this Agreement, Net Liquidation Proceeds shall be allocated first to accrued and unpaid interest on the related Mortgage Loan and then to the unpaid principal balance thereof.

     Net Mortgage Interest Rate: With respect to each Mortgage Loan, a rate equal to (i) the Mortgage Interest Rate on such Mortgage Loan minus (ii) the sum of (a) the Servicing Fee Rate, as set forth in Section 11.26 with respect to such Mortgage Loan, (b) the Master Servicing Fee Rate, as set forth in Section
11.27 with respect to such Mortgage Loan and (c) the Fixed Retained Yield Rate, if any, with respect to such Mortgage Loan. Any regular monthly computation of interest at such rate shall be based upon annual interest at such rate on the applicable amount divided by twelve.

     Net Partial Liquidation Proceeds: Partial Liquidation Proceeds with respect to a Mortgage Loan net of unreimbursed Liquidation Expenses incurred with respect to such Mortgage Loan. For all purposes of this Agreement, Net Partial Liquidation Proceeds shall be allocated first to accrued and unpaid interest on the related Mortgage Loan and then to the unpaid principal balance thereof.

     Net REO Proceeds: As to any REO Mortgage Loan, REO Proceeds net of any related expenses of the Servicer.

     Non-permitted Foreign Holder: As defined in Section 5.02(d).

     Non-PO Fraction: With respect to any Mortgage Loan, the quotient obtained by dividing the Net Mortgage Interest Rate for such Mortgage Loan by 7.750%.

     Non-PO Voting Interest: The ratio obtained by dividing the Pool Balance (Non-PO Portion) by the sum of the Pool Balance (Non-PO Portion) and the Pool Balance (PO Portion).

     Nonrecoverable Advance: Any portion of a Periodic Advance previously made or proposed to be made in respect of a Mortgage Loan which has not been previously reimbursed to the Servicer, the Master Servicer or the Trustee, as the case may be, and which the Servicer or the Master Servicer or the Trustee determines will not, or in the case of a proposed Periodic Advance would not, be ultimately recoverable from Liquidation Proceeds or other recoveries in respect of the related Mortgage Loan. The determination by the Servicer, the Master Servicer or the Trustee (i) that it has made a Nonrecoverable Advance or (ii) that any proposed Periodic Advance, if made, would constitute a Nonrecoverable Advance, shall be evidenced by an Officer's Certificate of the Servicer delivered to the Master Servicer for redelivery to the Trustee or, in the case of a Master Servicer determination, an Officer's Certificate of the Master Servicer delivered to the Trustee, in each case detailing the reasons for such determination.

     Non-Supported Interest Shortfall: With respect to any Distribution Date, the excess, if any, of the aggregate Prepayment Interest Shortfall on the Mortgage Loans over the aggregate Compensating Interest with respect to such Distribution Date. With respect to each Distribution Date occurring on or after the Cross-Over Date, the Non-Supported Interest Shortfall determined pursuant to the preceding sentence will be increased by the amount of any Cross-Over Date Interest Shortfall for such Distribution Date. Any Non-Supported Interest Shortfall will be allocated to (a) the Class A Certificates according to the percentage obtained by dividing the Class A Non-PO Principal Balance by the sum of the Class A Non-PO Principal Balance, the Class M Principal Balance and the Class B Principal Balance, (b) the Class M Certificates according to the percentage obtained by dividing the Class M Principal Balance by the sum of the Class A Non-PO Principal Balance, the Class M Principal Balance and the Class B Principal Balance and (c) the Class B Certificates according to the percentage obtained by dividing the Class B Principal Balance by the sum of the Class A Non-PO Principal Balance, the Class M Principal Balance and the Class B Principal Balance.

     Non-U.S. Person: As defined in Section 4.01(g).

     Norwest Mortgage: Norwest Mortgage, Inc., or its successor in interest.

     Norwest Mortgage Correspondents: The entities listed on the Mortgage Loan Schedule, from which Norwest Mortgage purchased the Mortgage Loans.

     Norwest Servicing Agreement: The Servicing Agreement providing for the servicing of the Exhibit F-1 and Exhibit F-2 Mortgage Loans initially by Norwest Mortgage.

     Officers' Certificate: With respect to any Person, a certificate signed by the Chairman of the Board, the President or a Vice President, and by the Treasurer, the Secretary or one of the Assistant Treasurers or Assistant Secretaries of such Person (or, in the case of a Person which is not a corporation, signed by the person or persons having like responsibilities), and delivered to the Trustee.

     Opinion of Counsel: A written opinion of counsel, who may be outside or salaried counsel for the Seller, a Servicer or the Master Servicer, or any affiliate of the Seller, a Servicer or the Master Servicer, acceptable to the Trustee; provided, however, that with respect to REMIC matters, matters relating to the determination of Eligible Accounts or matters relating to transfers of Certificates, such counsel shall be Independent.

     Optimal Adjustment Event: With respect to the Class M Certificates or any Class B Subclass and any Distribution Date, an Optimal Adjustment Event will occur with respect to such Class or Subclass if: (i) the principal balance of such Class or Subclass on the Determination Date succeeding such Distribution Date would have been reduced to zero (regardless of whether such principal balance was reduced to zero as a result of principal distribution or the allocation of Realized Losses) and (ii) (a) any Class A Subclass Principal Balance would be subject to further reduction as a result of the third or fifth sentences of the definition of Class A Subclass Principal Balance or (b) with respect to any Class B Subclass, the Class M Principal Balance or the Class B Subclass Principal Balance of a Class B Subclass with a lower numerical designation would be reduced with respect to such Distribution Date as a result of the application of clause (ii) of the definition of Class M Principal Balance, Class B-1 Principal Balance, Class B-2 Principal Balance, Class B-3 Principal Balance, Class B-4 Principal Balance or Class B-5 Principal Balance.

     Original Class A Percentage: The Class A Percentage as of the Cut-Off Date, as set forth in Section 11.04.

     Original Class A Non-PO Principal Balance: The sum of the Original Class A Subclass Principal Balances of the Class A-1, Class A-2 Class A-3, Class A-4, Class A-5, Class A-6, Class A-7, Class A-8, Class A-9, Class A-10, Class A-11, Class A-12, Class A-13, Class A-14, Class A-15 and Class A-R Certificates.

     Original Class A Subclass Principal Balance: Any of the Original Class A Subclass Principal Balances as set forth in Section 11.05.

     Original Class B Principal Balance: The sum of the Original Class B-1 Principal Balance, Original Class B-2 Principal Balance, Original Class B-3
Principal Balance, Original Class B-4 Principal Balance and Original Class B-5 Principal Balance, as set forth in Section 11.16.

     Original Class B-1 Fractional Interest: As to the first Distribution Date, the percentage obtained by dividing the sum of the Original Class B-2 Principal Balance, the Original Class B-3 Principal Balance, the Original Class B-4 Principal Balance and the Original Class B-5 Principal Balance by the sum of the Original Class A Non-PO Principal Balance, the Original Class M Principal Balance and the Original Class B Principal Balance. The Original Class B-1 Fractional Interest is specified in Section 11.18.

     Original Class B-2 Fractional Interest: As to the first Distribution Date, the percentage obtained by dividing the sum of the Original Class B-3 Principal Balance, the Original Class B-4 Principal Balance and the Original Class B-5 Principal Balance by the sum of the Original Class A Non-PO Principal Balance, the Original Class M Principal Balance and the Original Class B Principal Balance. The Original Class B-2 Fractional Interest is specified in Section 11.19.

     Original Class B-3 Fractional Interest: As to the first Distribution Date, the percentage obtained by dividing the sum of the Original Class B-4 Principal Balance and the Original Class B-5 Principal Balance by the sum of the Original Class A Non-PO Principal Balance, the Original Class M Principal Balance and the Original Class B Principal Balance. The Original Class B-3 Fractional Interest is specified in Section 11.20.

     Original Class B-4 Fractional Interest: As to the first Distribution Date, the percentage obtained by dividing the Original Class B-5 Principal Balance by the sum of the Original Class A Non-PO Principal Balance, the Original Class M Principal Balance and the Original Class B Principal Balance. The Original Class B-4 Fractional Interest is specified in Section 11.21.

     Original Class B-1 Percentage: The Class B-1 Percentage as of the Cut-Off Date, as set forth in Section 11.11.

     Original Class B-2 Percentage: The Class B-2 Percentage as of the Cut-Off Date, as set forth in Section 11.12.

     Original Class B-3 Percentage: The Class B-3 Percentage as of the Cut-Off Date, as set forth in Section 11.13.

     Original Class B-4 Percentage: The Class B-4 Percentage as of the Cut-Off Date, as set forth in Section 11.14.

     Original Class B-5 Percentage: The Class B-5 Percentage as of the Cut-Off Date, as set forth in Section 11.15.

     Original Class B-1 Principal Balance: The Class B-1 Principal Balance as of the Cut-Off Date, as set forth in Section 11.17.

     Original Class B-2 Principal Balance: The Class B-2 Principal Balance as of the Cut-Off Date, as set forth in Section 11.17.

     Original Class B-3 Principal Balance: The Class B-3 Principal Balance as of the Cut-Off Date, as set forth in Section 11.17.

     Original Class B-4 Principal Balance: The Class B-4 Principal Balance as of the Cut-Off Date, as set forth in Section 11.17.

     Original Class B-5 Principal Balance: The Class B-5 Principal Balance as of the Cut-Off Date, as set forth in Section 11.17.

     Original Class M Fractional Interest: As to the first Distribution Date, the percentage obtained by dividing the Original Class B Principal Balance by the sum of the Original Class A Non-PO Principal Balance, the Original Class M Principal Balance and the Original Class B Principal Balance. The Original Class M Fractional Interest is specified in Section 11.10.

     Original Class M Percentage: The Class M Percentage as of the Cut-Off Date, as set forth in Section 11.08.

     Original Class M Principal Balance: The Class M Principal Balance as of the Cut-Off Date, as set forth in Section 11.09.

     Original Subordinated Percentage: The Subordinated Percentage as of the Cut-Off Date, as set forth in Section 11.07.

     Original Subordinated Principal Balance: The sum of the Original Class M Principal Balance and the Original Class B Principal Balance.

     Other Servicer: Any of the Servicers other than Norwest Mortgage.

     Other Servicing Agreements: The Servicing Agreements other than the Norwest Servicing Agreement.

     Outstanding Mortgage Loan: As to any Due Date, a Mortgage Loan (including an REO Mortgage Loan) which was not the subject of a Full Unscheduled Principal Receipt prior to such Due Date and which was not repurchased by the Seller prior to such Due Date pursuant to Section 2.02 or 2.03.

     Owner Mortgage Loan File: A file maintained by the Trustee (or the Custodian, if any) for each Mortgage Loan that contains the documents specified in the Servicing Agreements under their respective "Owner Mortgage Loan File" definition or similar definition and/or other provisions requiring delivery of specified documents to the owner of the Mortgage Loan in connection with the purchase thereof, and any additional documents required to be added to the Owner Mortgage Loan File pursuant to this Agreement.

     Partial Liquidation Proceeds: Liquidation Proceeds received by a Servicer prior to the month in which the related Mortgage Loan became a Liquidated Loan.

     Partial Unscheduled Principal Receipt: An Unscheduled Principal Receipt which is not a Full Unscheduled Principal Receipt.

     Paying Agent: The Person authorized on behalf of the Trustee, as agent for the Master Servicer, to make distributions to Certificateholders with respect to the Certificates and to forward to Certificateholders the periodic and annual statements required by Section 4.04. The Paying Agent may be any Person directly or indirectly controlling or controlled by or under common control with the Master Servicer and may be the Trustee. The initial Paying Agent is appointed in
Section 4.03(a).

     Payment Account: The account maintained pursuant to Section 4.03(b).

     Percentage Interest: With respect to a Class A Certificate, the undivided percentage interest obtained by dividing the original principal balance of such Certificate by the aggregate original principal balance of all Certificates of such Class A Subclass. With respect to a Class M Certificate, the undivided percentage interest obtained by dividing the original principal balance of such Certificate by the aggregate original principal balance of all Certificates of such Class. With respect to a Class B Certificate, the undivided percentage interest obtained by dividing the original principal balance of such Certificate by the aggregate original principal balance of all Certificates of such Class B Subclass.

     Periodic Advance: The aggregate of the advances required to be made by a Servicer on any Distribution Date pursuant to its Servicing Agreement or by the Master Servicer or the Trustee hereunder, the amount of any such advances being equal to the total of all Monthly Payments (adjusted, in each case (i) in respect of interest, to the applicable Mortgage Interest Rate less the applicable Servicing Fee in the case of Periodic Advances made by a Servicer and to the applicable Net Mortgage Interest Rate in the case of Periodic Advances made by the Master Servicer or Trustee and (ii) by the amount of any related Debt Service Reductions or reductions in the amount of interest collectable from the Mortgagor pursuant to the Soldiers' and Sailors' Civil Relief Act of 1940, as amended, or similar legislation or regulations then in effect) on the Mortgage Loans, that (x) were delinquent as of the close of business on the related Determination Date, (y) were not the subject of a previous Periodic Advance by such Servicer or of a Periodic Advance by the Master Servicer or the Trustee, as the case may be and (z) have not been determined by the Master Servicer, such Servicer or Trustee to be Nonrecoverable Advances.

     Person:   Any   individual,   corporation,   partnership,   joint  venture,
association,   joint-stock  company,  trust,   unincorporated   organization  or
government or any agency or political subdivision thereof.

     Plan:  As defined in Section 5.02(c).

     PO Fraction: With respect to any Discount Mortgage Loan, the difference between 1.0 and the Non-PO Fraction for such Mortgage Loan; with respect to any other Mortgage Loan, zero.

     Pool Balance (Non-PO Portion): As of any Distribution Date, the sum of the amounts for each Mortgage Loan that is an Outstanding Mortgage Loan of the product of (i) the Non-PO Fraction for such Mortgage Loan and (ii) the Scheduled Principal Balance of such Mortgage Loan.

     Pool Balance (PO Portion): As of any Distribution Date, the sum of the amounts for each Mortgage Loan that is an Outstanding Mortgage Loan of the product of (i) the PO Fraction for such Mortgage Loan and (ii) the Scheduled Principal Balance of such Mortgage Loan.

     Pool Distribution Amount: As of any Distribution Date, the funds eligible for distribution to the Holders of the Certificates on such Distribution Date, which shall be the sum of (i) all previously undistributed payments or other receipts on account of principal and interest on or in respect of the Mortgage Loans (including, without limitation, the proceeds of any repurchase of a Mortgage Loan by the Seller and any Substitution Principal Amount) received by the Master Servicer with respect to the applicable Remittance Date in the month of such Distribution Date and any Unscheduled Principal Receipts received by the Master Servicer on or prior to the Business Day preceding such Distribution Date, (ii) all Periodic Advances made by a Servicer pursuant to the related Servicing Agreement or Periodic Advances made by the Master Servicer or the Trustee pursuant to Section 3.03 and (iii) all other amounts required to be placed in the Certificate Account by the Servicer on or before the applicable Remittance Date or by the Master Servicer or the Trustee on or prior to the Distribution Date, but excluding the following:

               (a) amounts received as late payments of principal or interest and respecting which the Master Servicer or the Trustee has made one or more unreimbursed Periodic Advances;

               (b) the portion of Net Liquidation Proceeds used to reimburse any unreimbursed Periodic Advances by the Master Servicer or the Trustee;

               (c) those portions of each payment of interest on a particular Mortgage Loan which represent (i) the Fixed Retained Yield, if any,
          (ii) the applicable Servicing Fee and (iii) the Master Servicing Fee;

               (d) all amounts representing scheduled payments of principal and interest due after the Due Date occurring in the month in which such Distribution Date occurs;

               (e) all Unscheduled Principal Receipts received by the Servicers after the Applicable Unscheduled Principal Receipt Period relating to the Distribution Date for the applicable type of Unscheduled Principal Receipt, and all related payments of interest on such amounts;

               (f) all repurchase proceeds with respect to Mortgage Loans repurchased by the Seller pursuant to Section 2.02 or 2.03 on or following the Due Date in the month in which such Distribution Date occurs and the difference between the unpaid principal balance of such Mortgage Loan substituted for a defective Mortgage Loan during the month preceding the month in which such Distribution Date occurs and the unpaid principal balance of such defective Mortgage Loan;

               (g) that portion of Liquidation Proceeds and REO Proceeds which represents any unpaid Servicing Fee or Master Servicing Fee or any unpaid Fixed Retained Yield;

               (h) all income from Eligible Investments that is held in the Certificate Account for the account of the Master Servicer;

               (i) all other amounts permitted to be withdrawn from the Certificate Account in respect of the Mortgage Loans, to the extent not covered by clauses (a) through (h) above, or not required to be deposited in the Certificate Account under this Agreement;

               (j) Net Foreclosure Profits;

               (k) Month End Interest; and

               (l) the amount of any recoveries in respect of principal which had previously been allocated as a loss to one or more Subclasses of the Class A or Class B Certificates or the Class M Certificates pursuant to Section 4.02.

     Pool Scheduled Principal Balance: As to any Distribution Date, the aggregate Scheduled Principal Balances of all Mortgage Loans that were Outstanding Mortgage Loans on the Due Date in the month preceding the month of such Distribution Date.

     Premium Mortgage Loan: A Mortgage Loan with a Net Mortgage Interest Rate of 7.750% or greater.

     Prepayment In Full: With respect to any Mortgage Loan, a Mortgagor payment consisting of a Principal Prepayment in the amount of the outstanding principal balance of such loan and resulting in the full satisfaction of such obligation.

     Prepayment Interest Shortfall: On any Distribution Date, the amount of interest, if any, that would have accrued on any Mortgage Loan which was the subject of a Prepayment in Full at the Net Mortgage Interest Rate for such Mortgage Loan from the date of its Prepayment in Full (but in the case of a Prepayment in Full where the Applicable Unscheduled Principal Receipt Period is the Mid-Month Receipt Period, only if the date of the Prepayment in Full is on or after the Determination Date in the month prior to the month of such Distribution Date and prior to the first day of the month of such Distribution
Date) through the last day of the month prior to the month of such Distribution Date.

     Principal Adjustment: In the event that the Class M Optimal Principal Amount, Class B-1 Optimal Principal Amount, Class B-2 Optimal Principal Amount, Class B-3 Optimal Principal Amount, Class B-4 Optimal Principal Amount or Class B-5 Optimal Principal Amount is calculated in accordance with the proviso in such definition with respect to any Distribution Date, the Principal Adjustment for the Class M Certificates or such Class B Subclass shall equal the difference between (i) the amount that would have been distributed to such Class or Subclass as principal in accordance with Section 4.01(a) for such Distribution Date, calculated without regard to such proviso and assuming there are no Principal Adjustments for such Distribution Date and (ii) the Adjusted Principal Balance for such Class or Subclass.

     Principal Balance: Each of the Class A Subclass Principal Balances, the Class M Principal Balance, the Class B-1 Principal Balance, the Class B-2 Principal Balance, the Class B-3 Principal Balance, the Class B-4 Principal Balance and the Class B-5 Principal Balance.

     Principal Prepayment: Any Mortgagor payment on a Mortgage Loan which is received in advance of its Due Date and is not accompanied by an amount representing scheduled interest for any period subsequent to the date of prepayment.

     Prior Month Receipt Period: With respect to each Distribution Date, the calendar month preceding the month in which such Distribution Date occurs.

     Prohibited Transaction Tax: Any tax imposed under Section 860F of the Code.

     Prudent Servicing Practices: The standard of care set forth in each Servicing Agreement.

     Rating Agency: Any nationally recognized statistical credit rating agency, or its successor, that rated one or more Classes of the Certificates at the request of the Seller at the time of the initial issuance of the Certificates. The Rating Agencies for the Class A Certificates and Class M Certificates are Moody's and DCR. The Rating Agency for the Class B-1, Class B-2, Class B-3 and Class B-4 Certificates is Moody's. If any such agency or a successor is no longer in existence, "Rating Agency" shall be such statistical credit rating agency, or other comparable Person, designated by the Seller, notice of which designation shall be given to the Trustee and the Master Servicer. References herein to the highest short-term rating category of a Rating Agency shall mean P-1 in the case of Moody's, D-1+ in the case of DCR and in the case of any other Rating Agency shall mean its equivalent of such ratings. References herein to the highest long-term rating categories of a Rating Agency shall mean AAA and in the case of any other Rating Agency shall mean its equivalent of such rating without any plus or minus.

     Realized Losses: With respect to any Distribution Date, (i) Liquidated Loan Losses (including Special Hazard Losses and Fraud Losses) and (ii) Bankruptcy Losses incurred in the month preceding the month of such Distribution Date.

     Record Date: The last Business Day of the month preceding the month of the related Distribution Date.

     Relevant Anniversary:  See "Bankruptcy Loss Amount."

     REMIC:  A "real  estate  mortgage  investment  conduit"  as defined in Code
Section 860D. "The REMIC" means the REMIC constituted by the Trust Estate.

     REMIC Provisions: Provisions of the federal income tax law relating to REMICs, which appear at Sections 860A through 860G of Part IV of Subchapter M of Chapter 1 of Subtitle A of the Code, and related provisions, and U.S. Department of the Treasury temporary, proposed or final regulations promulgated thereunder, as the foregoing are in effect (or with respect to proposed regulations, are proposed to be in effect) from time to time.

     Remittance Date: As defined in each of the Servicing Agreements.

     REO Mortgage Loan: Any Mortgage Loan which is not a Liquidated Loan and as to which the indebtedness evidenced by the related Mortgage Note is discharged and the related Mortgaged Property is held as part of the Trust Estate.

     REO Proceeds: Proceeds received in respect of any REO Mortgage Loan (including, without limitation, proceeds from the rental of the related Mortgaged Property).

     Request for Release: A request for release in substantially the form attached as Exhibit G hereto.

     Responsible Officer: When used with respect to the Trustee, the Chairman or Vice-Chairman of the Board of Directors or Trustees, the Chairman or Vice-Chairman of the Executive or Standing Committee of the Board of Directors or Trustees, the President, the Chairman of the Committee on Trust Matters, any Vice President, the Secretary, any Assistant Secretary, the Treasurer, any Assistant Treasurer, the Cashier, any Assistant Cashier, any Trust Officer or Assistant Trust Officer, the Controller and any Assistant Controller or any other officer of the Trustee customarily performing functions similar to those performed by any of the above-designated officers and also, with respect to a particular matter, any other officer to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject.

     Rule 144A: Rule 144A promulgated under the Securities Act of 1933, as amended.

     Scheduled Principal Amount: The sum for each outstanding Mortgage Loan (including each defaulted Mortgage Loan, other than a Liquidated Loan, with respect to which the related Mortgaged Property has been acquired by the Trust Estate) of the product of (A) the Non-PO Fraction for such Mortgage Loan and (B) the sum of the amounts described in clauses y(i) and y(iv) of the definition of Class A Non-PO Optimal Principal Amount, but without that amount being multiplied by the Class A Percentage.

     Scheduled Principal Balance: As to any Mortgage Loan and Distribution Date, the principal balance of such Mortgage Loan as of the Due Date in the month preceding the month of such Distribution Date as specified in the amortization schedule at the time relating thereto (before any adjustment to such amortization schedule by reason of any bankruptcy (other than Deficient Valuations) or similar proceeding or any moratorium or similar waiver or grace period) after giving effect to (A) Unscheduled Principal Receipts received or applied by the related Servicer during the related Unscheduled Principal Receipt Period for each applicable type of Unscheduled Principal Receipt related to the Distribution Date occurring in the month preceding such Distribution Date, (B) Deficient Valuations incurred prior to such Due Date and (C) the payment of principal due on such Due Date and irrespective of any delinquency in payment by the related Mortgagor. Accordingly, the Scheduled Principal Balance of a Mortgage Loan which becomes a Liquidated Loan at any time through the last day of such related Unscheduled Principal Receipt Period shall be zero.

     Seller: Norwest Asset Securities Corporation, or its successor in interest.

     Senior Optimal Amount: As to any Distribution Date, the sum for such Distribution Date of (a) the Class A Non-PO Optimal Amount and (b) the Class A-PO Optimal Principal Amount.

     Servicer   Mortgage  Loan  File:  As  defined  in  each  of  the  Servicing
Agreements.

     Servicers: Each of Norwest Mortgage, Cimarron Mortgage Corporation, Countrywide Home Loans, Inc., First Bank National Association, HomeSide Lending, National City Mortgage Company and Suntrust Mortgage Inc., as Servicer under the related Servicing Agreement.

     Servicing Agreements: Each of the Servicing Agreements executed with respect to a portion of the Mortgage Loans by one of the Servicers, which agreements are attached hereto, collectively, as Exhibit L.

     Servicing Fee: With respect to any Servicer, as defined in its Servicing Agreement.

     Servicing  Fee Rate:  With  respect  to a  Mortgage  Loan,  as set forth in
Section 11.26.

     Servicing Officer: Any officer of a Servicer involved in, or responsible for, the administration and servicing of the Mortgage Loans.

     Similar Law: As defined in Section 5.02(c).

     Single Certificate: A Certificate of any Class or Subclass that evidences the smallest permissible Denomination for such Class or Subclass, as set forth in Section 11.25.

     Special Hazard Loss: (i) A Liquidated Loan Loss suffered by a Mortgaged Property on account of direct physical loss, exclusive of (a) any loss covered by a hazard policy or a flood insurance policy maintained in respect of such Mortgaged Property pursuant to a Servicing Agreement and (b) any loss caused by or resulting from:

                  (1)      normal wear and tear;

                  (2) infidelity, conversion or other dishonest act on the part of the Trustee or the Servicer or any of their agents or employees; or

                  (3) errors in design, faulty workmanship or faulty materials, unless the collapse of the property or a part thereof ensues;

or (ii) any Liquidated Loan Loss suffered by the Trust Estate arising from or related to the presence or suspected presence of hazardous wastes or hazardous substances on a Mortgaged Property unless such loss to a Mortgaged Property is covered by a hazard policy or a flood insurance policy maintained in respect of such Mortgaged Property pursuant to a Servicing Agreement.

     Special Hazard Loss Amount: As of any Distribution Date, an amount equal to $3,649,995.59 minus the sum of (i) the aggregate amount of Special Hazard Losses allocated solely to the Class B Certificates in accordance with Section 4.02(a) and (ii) the Special Hazard Adjustment Amount (as defined below) as most recently calculated. For each anniversary of the Cut-Off Date, the Special Hazard Adjustment Amount shall be calculated and shall be equal to the amount, if any, by which the amount calculated in accordance with the preceding sentence (without giving effect to the deduction of the Special Hazard Adjustment Amount for such anniversary) exceeds the greater of (A) the product of the Special Hazard Percentage for such anniversary multiplied by the outstanding principal balance of all the Mortgage Loans on the Distribution Date immediately preceding such anniversary, (B) twice the outstanding principal balance of the Mortgage Loan in the Trust Estate which has the largest outstanding principal balance on the Distribution Date immediately preceding such anniversary and (C) that which is necessary to maintain the original ratings on the Certificates as evidenced by letters to that effect delivered by Rating Agencies to the Master Servicer and the Trustee. On and or after the Cross-Over Date, the Special Hazard Loss Amount shall be zero.

     Special Hazard Percentage: As of each anniversary of the Cut-Off Date, the greater of (i) 1.00% and (ii) the largest percentage obtained by dividing the aggregate outstanding principal balance (as of the immediately preceding Distribution Date) of the Mortgage Loans secured by Mortgaged Properties located in a single, five-digit zip code area in the State of California by the outstanding principal balance of all the Mortgage Loans as of the immediately preceding Distribution Date.

     Startup Day:  As defined in Section 2.05.

     Subclass: Each subdivision of the Class A Certificates, denominated respectively as Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-7, Class A-8, Class A-9, Class A-10, Class A-11, Class A-12, Class A-13, Class A-14, Class A-15, Class A-PO and Class A-R and each subdivision of the Class B Certificates, denominated respectively as Class B-1, Class B-2, Class B-3, Class B-4 and Class B-5.

     Subordinated Percentage: As to any Distribution Date, the percentage which is the difference between 100% and the Class A Percentage for such date.

     Subordinated Prepayment Percentage: As to any Distribution Date, the percentage which is the difference between 100% and the Class A Prepayment Percentage for such date.

     Subsidy Loan: Any Mortgage Loan subject to a temporary interest subsidy agreement pursuant to which the monthly interest payments made by the related Mortgagor will be less than the scheduled monthly interest payments on such Mortgage Loan, with the resulting difference in interest payments being provided by the employer of the Mortgagor. Each Subsidy Loan will be identified as such in the Mortgage Loan Schedule.

     Substitute Mortgage Loan: As defined in Section 2.02

     Substitution Principal Amount: With respect to any Mortgage Loan substituted in accordance with Section 2.02 or pursuant to Section 2.03, the excess of (x) the unpaid principal balance of the Mortgage Loan which is substituted for over (y) the unpaid principal balance of the Substitute Mortgage Loan, each balance being determined as of the date of substitution.

     T.O.P. Mortgage Loan: Any Mortgage Loan that was originated by Norwest Mortgage or an affiliate thereof in connection with the "Title Option Plus" program and which is not covered by a title insurance policy. Each T.O.P. Mortgage Loan shall be identified as such in the Mortgage Loan Schedule.

     Trust Estate: The corpus of the trust created by this Agreement, consisting of the Mortgage Loans (other than any Fixed Retained Yield), such amounts as may be held from time to time in the Certificate Account (other than any Fixed Retained Yield), and the rights of the Trustee to receive the proceeds of all insurance policies and performance bonds, if any, required to be maintained hereunder or under the related Servicing Agreement, property which secured a Mortgage Loan and which has been acquired by foreclosure or deed in lieu of foreclosure.

     Trustee: First Union National Bank of North Carolina, a national banking association, or any successor trustee appointed as herein provided.

     Unpaid Interest Shortfalls: Each of the Class A Subclass Unpaid Interest Shortfalls, the Class M Unpaid Interest Shortfall, the Class B-1 Unpaid Interest Shortfall, the Class B-2 Unpaid Interest Shortfall, the Class B-3 Unpaid Interest Shortfall, the Class B-4 Unpaid Interest Shortfall and the Class B-5 Unpaid Interest Shortfall.

     Unscheduled Principal Amount: The sum for each outstanding Mortgage Loan (including each defaulted Mortgage Loan, other than a Liquidated Loan, with respect to which the related Mortgaged Property has been acquired by the Trust Estate) of the product of (A) the Non-PO Fraction for such Mortgage Loan and (B) the sum of the amounts described in clauses y(ii) and y(iii) of the definition of Class A Non-PO Optimal Principal Amount, but without that amount being multiplied by the Class A Prepayment Percentage.

     Unscheduled Principal Receipt: Any Mortgagor payment or other recovery of principal on a Mortgage Loan which is received in advance of its Due Date and is not accompanied by an amount representing scheduled interest for any period subsequent to the date of prepayment, including, without limitation, Principal Prepayments, Liquidation Proceeds, Net REO Proceeds and proceeds received from any condemnation award or proceeds in lieu of condemnation other than that portion of such proceeds released to the Mortgagor in accordance with the terms of the Mortgage or Prudent Servicing Practices and excluding any Net Foreclosure Profits and proceeds of a repurchase of a Mortgage Loan by the Seller and any Substitution Principal Amounts.

     Unscheduled Principal Receipt Period: Either a Mid-Month Receipt Period or a Prior Month Receipt Period.

     Voting Interest: With respect to any provisions hereof providing for the action, consent or approval of the Holders of all Certificates evidencing specified Voting Interests in the Trust Estate, (a) the Holders of the Class A Certificates will collectively be entitled to the Class A Voting Interest, (b) the Holders of the Class M Certificates will collectively be entitled to the then applicable percentage of the aggregate Voting Interest represented by all Certificates equal to the product of (i) the ratio obtained by dividing the Class M Principal Balance by the sum of the Class A Non-PO Principal Balance, the Class M Principal Balance and the Class B Principal Balance and (ii) the Non-PO Voting Interest and (c) the Holders of the Class B Certificates will collectively be entitled to the balance of the aggregate Voting Interest represented by all Series 1996-9 Certificates. The aggregate Voting Interests of each Subclass of Class A Certificates (other than the Class A-PO Certificates) on any date will be equal to the product of (a) the Class A Voting Interest represented by clause (A) of the definition thereof and (b) the fraction obtained by dividing the Class A Subclass Principal Balance of such Class A Subclass by the Class A Non-PO Principal Balance on such date. The aggregate Voting Interests of the Class A-PO Certificates on any date will be equal to the Class A Voting Interest represented by clause (B) of the definition thereof. The aggregate Voting Interests of each Subclass of Class B Certificates will equal such Subclass's pro rata portion of the Voting Interest allocated to the Class B Certificates based on such Subclass's outstanding principal balance. Each Certificateholder of a Class or Subclass will have a Voting Interest equal to the product of the Voting Interest to which such Class or Subclass is collectively entitled and the Percentage Interest in such Class or Subclass represented by such Holder's Certificates. With respect to any provisions hereof providing for action, consent or approval of each Class or Subclass of Certificates or specified Classes or Subclasses of Certificates, each Certificateholder of a Class or Subclass will have a Voting Interest in such Class or Subclass equal to such Holder's Percentage Interest in such Class or Subclass.

     Weighted Average Net Mortgage Interest Rate: As to any Distribution Date, a rate per annum equal to the average, expressed as a percentage of the Net Mortgage Interest Rates of all Mortgage Loans that were Outstanding Mortgage Loans as of the Due Date in the month preceding the month of such Distribution Date, weighted on the basis of the respective Scheduled Principal Balances of such Mortgage Loans.

Section 1.02.  Acts of Holders.

     (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Agreement to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by an agent duly appointed in writing. Except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Agreement and conclusive in favor of the Trustee, if made in the manner provided in this Section 1.02. The Trustee shall promptly notify the Master Servicer in writing of the receipt of any such instrument or writing.

     (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. When such execution is by a signer acting in a capacity other than his or her individual capacity, such certificate or affidavit shall also constitute sufficient proof of his or her authority. The fact and date of the execution of any such instrument or writing, or the authority of the individual executing the same, may also be proved in any other manner which the Trustee deems sufficient.

     (c) The ownership of Certificates (whether or not such Certificates shall be overdue and notwithstanding any notation of ownership or other writing thereon made by anyone other than the Trustee and the Authenticating Agent) shall be proved by the Certificate Register, and neither the Trustee, the Seller nor the Master Servicer shall be affected by any notice to the contrary.

     (d) Any request, demand, authorization, direction, notice, consent, waiver or other action of the Holder of any Certificate shall bind every future Holder of the same Certificate and the Holder of every Certificate issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee, the Seller or the Master Servicer in reliance thereon, whether or not notation of such action is made upon such Certificate.

Section 1.03.  Effect of Headings and Table of Contents.

     The Article and Section headings in this Agreement and the Table of Contents are for convenience of reference only and shall not affect the interpretation or construction of this Agreement.

Section 1.04.  Benefits of Agreement.

     Nothing in this Agreement or in the Certificates, express or implied, shall give to any Person, other than the parties to this Agreement and their successors hereunder, the Holders of the Certificates any benefit or any legal or equitable right, power, remedy or claim under this Agreement.

                              ARTICLE II

                    CONVEYANCE OF MORTGAGE LOANS;
                ORIGINAL ISSUANCE OF THE CERTIFICATES

Section 2.01.  Conveyance of Mortgage Loans.

     The Seller, concurrently with the execution and delivery hereof, does hereby assign to the Trustee, without recourse all the right, title and interest of the Seller in and to (a) the Trust Estate, including all interest (other than the portion, if any, representing the Fixed Retained Yield) and principal received by the Seller on or with respect to the Mortgage Loans after the Cut-Off Date (and including scheduled payments of principal and interest due after the Cut-Off Date but received by the Seller on or before the Cut-Off Date and Unscheduled Principal Receipts received or applied on the Cut-Off Date, but not including payments of principal and interest due on the Mortgage Loans on or before the Cut-Off Date), (b) the Insurance Policies, (c) the obligations of the Servicers under the Servicing Agreements with respect to the Mortgage Loans and
(d) proceeds of all the foregoing.

     In connection with such assignment, the Seller shall, with respect to each Mortgage Loan, deliver, or cause to be delivered, to the Trustee, as initial custodian, on or before the Closing Date, an Owner Mortgage Loan File. If any Mortgage or an assignment of a Mortgage to the Trustee or any prior assignment is in the process of being recorded on the Closing Date, the Seller shall deliver a copy thereof, certified by Norwest Mortgage or the applicable Norwest Mortgage Correspondent to be a true and complete copy of the document sent for recording, and the Seller shall use its best efforts to cause each such original recorded document or certified copy thereof to be delivered to the Trustee promptly following its recordation. The Seller shall also cause to be delivered to the Trustee any other original mortgage loan document to be included in the Owner Mortgage Loan File if a copy thereof has been delivered.

     In lieu of recording an assignment of any Mortgage the Seller may, to the extent set forth in any Servicing Agreement, deliver or cause to be delivered to the Trustee the assignment of the Mortgage Loan from the Seller to the Trustee in a form suitable for recordation, together with an Opinion of Counsel to the effect that recording is not required to protect the Trustee's right, title and interest in and to the related Mortgage Loan or, in case a court should recharacterize the sale of the Mortgage Loans as a financing, to perfect a first priority security interest in favor of the Trustee in the related Mortgage Loan. In the event that the Master Servicer receives notice that recording is required to protect the right, title and interest of the Trustee in and to any such Mortgage Loan for which recordation of an assignment has not previously been required, the Master Servicer shall promptly notify the Trustee and the Trustee shall within five Business Days (or such other reasonable period of time mutually agreed upon by the Master Servicer and the Trustee) of its receipt of such notice deliver each previously unrecorded assignment to the related Servicer for recordation.

Section 2.02.  Acceptance by Trustee.

     The Trustee acknowledges receipt of the Mortgage Notes, the Mortgages, the assignments and other documents referred to in Section 2.01 above and declares that it holds and will hold such documents and the other documents constituting a part of the Owner Mortgage Loan Files delivered to it in trust, upon the trusts herein set forth, for the use and benefit of all present and future Certificateholders. The Trustee agrees, for the benefit of Certificateholders, to review each Owner Mortgage Loan File within 45 days after execution of this Agreement in order to ascertain that all required documents set forth in Section
2.01 have been executed and received and appear regular on their face, and that such documents relate to the Mortgage Loans identified in the Mortgage Loan Schedule, and in so doing the Trustee may rely on the purported due execution and genuineness of any such document and on the purported genuineness of any signature thereon. If within such 45 day period the Trustee finds any document constituting a part of an Owner Mortgage Loan File not to have been executed or received or to be unrelated to the Mortgage Loans identified in the Mortgage Loan Schedule or not to appear regular on its face, the Trustee shall promptly (and in no event more than 30 days after the discovery of such defect) notify the Seller, which shall have a period of 60 days after the date of such notice within which to correct or cure any such defect. The Seller hereby covenants and agrees that, if any material defect is not so corrected or cured, the Seller will, not later than 60 days after the Trustee's notice to it referred to above respecting such defect, either (i) repurchase the related Mortgage Loan or any property acquired in respect thereof from the Trust Estate at a price equal to
(a) 100% of the unpaid principal balance of such Mortgage Loan plus (b) accrued interest at the Mortgage Interest Rate less any Fixed Retained Yield through the last day of the month in which such repurchase takes place or (ii) if within two years of the Startup Day, or such other period permitted by the REMIC Provisions, substitute for any Mortgage Loan to which such material defect relates, a new mortgage loan (a "Substitute Mortgage Loan") having such characteristics so that the representations and warranties of the Seller set forth in Section 2.03(b) hereof (other than Section 2.03(b)(i)) would not have been incorrect had such Substitute Mortgage Loan originally been a Mortgage Loan. In no event shall any Substitute Mortgage Loan have an unpaid principal balance, as of the date of substitution, greater than the Scheduled Principal Balance (reduced by the scheduled payment of principal due on the Due Date in the month of substitution) of the Mortgage Loan for which it is substituted. In addition, such Substitute Mortgage Loan shall have a Loan-to-Value Ratio less than or equal to and a Mortgage Interest Rate equal to that of the Mortgage Loan for which it is substituted.

     In the case of a repurchased Mortgage Loan or property, the purchase price shall be deposited by the Seller in the Certificate Account maintained by the Master Servicer pursuant to Section 3.01. In the case of a Substitute Mortgage Loan, the Owner Mortgage Loan File relating thereto shall be delivered to the Trustee and the Substitution Principal Amount, together with (i) interest on such Substitution Principal Amount at the applicable Net Mortgage Interest Rate to the following Due Date of such Mortgage Loan which is being substituted for and (ii) an amount equal to the aggregate amount of unreimbursed Periodic Advances in respect of interest previously made by the Servicer, Master Servicer or Trustee with respect to such Mortgage Loan, shall be deposited in the Certificate Account. The Monthly Payment on the Substitute Mortgage Loan for the Due Date in the month of substitution shall not be part of the Trust Estate. Upon receipt by the Trustee of written notification of any such deposit signed by an officer of the Seller, or the new Owner Mortgage Loan File, as the case may be, the Trustee shall release to the Seller the related Owner Mortgage Loan File and shall execute and deliver such instrument of transfer or assignment, in each case without recourse, as shall be necessary to vest in the Seller legal and beneficial ownership of such substituted or repurchased Mortgage Loan or property. It is understood and agreed that the obligation of the Seller to substitute a new Mortgage Loan for or repurchase any Mortgage Loan or property as to which such a material defect in a constituent document exists shall constitute the sole remedy respecting such defect available to the Certificateholders or the Trustee on behalf of the Certificateholders. The failure of the Trustee to give any notice contemplated herein within forty-five
(45) days after the execution of this Agreement shall not affect or relieve the Seller's obligation to repurchase any Mortgage Loan pursuant to this Section 2.02.

     The Trustee may, concurrently with the execution and delivery hereof or at any time thereafter, enter into a Custodial Agreement substantially in the form of Exhibit E hereto pursuant to which the Trustee appoints a Custodian to hold the Mortgage Notes, the Mortgages, the assignments and other documents related to the Mortgage Loans received by the Trustee in trust for the benefit of all present and future Certificateholders, which may provide, among other things, that the Custodian shall conduct the review of such documents required under the first paragraph of this Section 2.02.

Section 2.03.  Representations and Warranties of the Master
               Servicer and the Seller.

     (a) The Master Servicer hereby represents and warrants to the Trustee for the benefit of Certificateholders that, as of the date of execution of this
Agreement:

                  (i)  the Master  Servicer is a national  banking   association
         duly chartered and validly existing in good standing under the laws of the United States;

                  (ii) The execution and delivery of this Agreement by the Master Servicer and its performance and compliance with the terms of this Agreement will not violate the Master Servicer's corporate charter or by-laws or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material contract, agreement or other instrument to which the Master Servicer is a party or which may be applicable to the Servicer or any of its assets;

                 (iii) This Agreement, assuming due authorization, execution and delivery by the Trustee and the Seller, constitutes a valid, legal and binding obligation of the Master Servicer, enforceable against it in accordance with the terms hereof subject to applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting the enforcement of creditors' rights generally and to general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law;

                  (iv) The Master Servicer is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or governmental agency, which default might have consequences that would materially and adversely affect the condition (financial or other) or operations of the Master Servicer or its properties or might have consequences that would affect its performance hereunder; and

                   (v) No litigation is pending or, to the best of the Master Servicer's knowledge, threatened against the Master Servicer which would prohibit its entering into this Agreement or performing its obligations under this Agreement.

    It is understood and agreed that the representations and warranties set forth in this Section 2.03(a) shall survive delivery of the respective Owner Mortgage Loan Files to the Trustee or the Custodian.

    (b) The Seller hereby represents and warrants to the Trustee for the benefit of Certificateholders that, as of the date of execution of this Agreement, with respect to the Mortgage Loans, or each Mortgage Loan, as the case may be:

                   (i) The information set forth in the Mortgage Loan Schedule was true and correct in all material respects at the date or dates respecting which such information is furnished as specified in the Mortgage Loan Schedule;

                  (ii) Immediately prior to the transfer and assignment contemplated herein, the Seller was the sole owner and holder of the Mortgage Loan free and clear of any and all liens, pledges, charges or security interests of any nature and has full right and authority to sell and assign the same;

                 (iii) The Mortgage is a valid, subsisting and enforceable first lien on the property therein described, and the Mortgaged Property is free and clear of all encumbrances and liens having priority over the first lien of the Mortgage except for liens for real estate taxes and special assessments not yet due and payable and liens or interests arising under or as a result of any federal, state or local law, regulation or ordinance relating to hazardous wastes or hazardous substances, and, if the related Mortgaged Property is a condominium unit, any lien for common charges permitted by statute or homeowners association fees; and if the Mortgaged Property consists of shares of a cooperative housing corporation, any lien for amounts due to the cooperative housing corporation for unpaid assessments or charges or any lien of any assignment of rents or maintenance expenses secured by the real property owned by the cooperative housing corporation; and any security agreement, chattel mortgage or equivalent document related to, and delivered to the Trustee or to the Custodian with, any Mortgage establishes in the Seller a valid and subsisting first lien on the property described therein and the Seller has full right to sell and assign the same to the Trustee;

                  (iv) Neither the Seller nor any prior holder of the Mortgage or the related Mortgage Note has modified the Mortgage or the related Mortgage Note in any material respect, satisfied, canceled or subordinated the Mortgage in whole or in part, released the Mortgaged Property in whole or in part from the lien of the Mortgage, or executed any instrument of release, cancellation, modification or satisfaction, except in each case as is reflected in an agreement delivered to the Trustee or the Custodian pursuant to Section 2.01;

                   (v) All taxes, governmental assessments,  insurance premiums, and water, sewer and municipal charges, which previously became due and owing have been paid, or an escrow of funds has been established, to the extent permitted by law, in an amount sufficient to pay for every such item which remains unpaid; and the Seller has not advanced funds, or received any advance of funds by a party other than the Mortgagor, directly or indirectly (except pursuant to any Subsidy Loan arrangement) for the payment of any amount required by the Mortgage, except for interest accruing from the date of the Mortgage Note or date of disbursement of the Mortgage Loan proceeds, whichever is later, to the day which precedes by thirty days the first Due Date under the related Mortgage Note;

                  (vi) The Mortgaged Property is undamaged by water, fire, earthquake, earth movement other than earthquake, windstorm, flood, tornado or similar casualty (excluding casualty from the presence of hazardous wastes or hazardous substances, as to which the Seller makes no representations), so as to affect adversely the value of the Mortgaged Property as security for the Mortgage Loan or the use for which the premises were intended and to the best of the Seller's knowledge, there is no proceeding pending or threatened for the total or partial condemnation of the Mortgaged Property;

                 (vii) The Mortgaged Property is free and clear of all mechanics' and materialmen's liens or liens in the nature thereof; provided, however, that this warranty shall be deemed not to have been made at the time of the initial issuance of the Certificates if a title policy affording, in substance, the same protection afforded by this warranty is furnished to the Trustee by the Seller;

                (viii) Except for Mortgage Loans secured by Co-op Shares, the Mortgaged Property consists of a fee simple estate in real property; all of the improvements which are included for the purpose of determining the appraised value of the Mortgaged Property lie wholly within the boundaries and building restriction lines of such property and no improvements on adjoining properties encroach upon the Mortgaged Property (unless insured against under the related title insurance policy); and to the best of the Seller's knowledge, the Mortgaged Property and all improvements thereon comply with all requirements of any applicable zoning and subdivision laws and ordinances;

                  (ix) The Mortgage Loan meets, or is exempt from, applicable state or federal laws, regulations and other requirements, pertaining to usury, and the Mortgage Loan is not usurious;

                   (x) To the best of the Seller's knowledge, all inspections, licenses and certificates required to be made or issued with respect to all occupied portions of the Mortgaged Property and, with respect to the use and occupancy of the same, including, but not limited to, certificates of occupancy and fire underwriting certificates, have been made or obtained from the appropriate authorities;

                  (xi) All payments required to be made up to the Due Date immediately preceding the Cut-Off Date for such Mortgage Loan under the terms of the related Mortgage Note have been made and no Mortgage Loan had more than one delinquency in the 12 months preceding the Cut-Off Date;

                 (xii) The Mortgage Note, the related Mortgage and other agreements executed in connection therewith are genuine, and each is the legal, valid and binding obligation of the maker thereof, enforceable in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and by general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law); and, to the best of the Seller's knowledge, all parties to the Mortgage Note and the Mortgage had legal capacity to execute the Mortgage Note and the Mortgage and each Mortgage Note and Mortgage has been duly and properly executed by the Mortgagor;

                (xiii) Any and all requirements of any federal, state or local law with respect to the origination of the Mortgage Loans including, without limitation, truth-in-lending, real estate settlement procedures, consumer credit protection, equal credit opportunity or disclosure laws applicable to the Mortgage Loans have been complied with;

                 (xiv) The proceeds of the Mortgage Loans have been fully disbursed, there is no requirement for future advances thereunder and any and all requirements as to completion of any on-site or off-site improvements and as to disbursements of any escrow funds therefor have been complied with (except for escrow funds for exterior items which could not be completed due to weather); and all costs, fees and expenses incurred in making, closing or recording the Mortgage Loan have been paid, except recording fees with respect to Mortgages not recorded as of the Closing Date;

                  (xv) The Mortgage Loan (except any Mortgage Loan identified on the Mortgage Loan Schedule as a T.O.P. Mortgage Loan and any Mortgage Loan secured by Mortgaged Property located in Iowa, as to which an opinion of counsel of the type customarily rendered in such State in lieu of title insurance is instead received) is covered by an American Land Title Association mortgagee title insurance policy or other generally acceptable form of policy or insurance acceptable to FNMA or FHLMC, issued by a title insurer acceptable to FNMA or FHLMC insuring the originator, its successors and assigns, as to the first priority lien of the Mortgage in the original principal amount of the Mortgage Loan and subject only to (A) the lien of current real property taxes and assessments not yet due and payable, (B) covenants, conditions and restrictions, rights of way, easements and other matters of public record as of the date of recording of such Mortgage acceptable to mortgage lending institutions in the area in which the Mortgaged
         Property is located or specifically referred to in the appraisal performed in connection with the origination of the related Mortgage Loan, (C) liens created pursuant to any federal, state or local law, regulation or ordinance affording liens for the costs of clean-up of hazardous substances or hazardous wastes or for other environmental protection purposes and (D) such other matters to which like properties are commonly subject which do not individually, or in the aggregate, materially interfere with the benefits of the security intended to be provided by the Mortgage; the Seller is the sole insured of such mortgagee title insurance policy, the assignment to the Trustee of the Seller's interest in such mortgagee title insurance policy does not require any consent of or notification to the insurer which has not been obtained or made, such mortgagee title insurance policy is in full force and effect and will be in full force and effect and inure to the benefit of the Trustee, no claims have been made under such mortgagee title insurance policy, and no prior holder of the related Mortgage, including the Seller, has done, by act or omission, anything which would impair the coverage of such mortgagee title insurance policy;

                 (xvi) The Mortgaged Property securing each Mortgage Loan is insured by an insurer acceptable to FNMA or FHLMC against loss by fire and such hazards as are covered under a standard extended coverage endorsement, in an amount which is not less than the lesser of 100% of the insurable value of the Mortgaged Property and the outstanding principal balance of the Mortgage Loan, but in no event less than the minimum amount necessary to fully compensate for any damage or loss on a replacement cost basis; if the Mortgaged Property is a condominium unit, it is included under the coverage afforded by a blanket policy for the project; if upon origination of the Mortgage Loan, the improvements on the Mortgaged Property were in an area identified in the Federal Register by the Federal Emergency Management Agency as having special flood hazards, a flood insurance policy meeting the requirements of the current guidelines of the Federal Insurance
         Administration is in effect with a generally acceptable insurance carrier, in an amount representing coverage not less than the least of
         (A) the outstanding principal balance of the Mortgage Loan, (B) the full insurable value of the Mortgaged Property and (C) the maximum amount of insurance which was available under the Flood Disaster Protection Act of 1973; and each Mortgage obligates the Mortgagor thereunder to maintain all such insurance at the Mortgagor's cost and expense;

                (xvii) To the best of the Seller's knowledge, there is no default, breach, violation or event of acceleration existing under the Mortgage or the related Mortgage Note and no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach, violation or event of acceleration; the Seller has not waived any default, breach, violation or event of acceleration; and no foreclosure action is currently threatened or has been commenced with respect to the Mortgage Loan;

               (xviii) No Mortgage Note or Mortgage is subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury, nor will the operation of any of the terms of the Mortgage Note or Mortgage, or the exercise of any right thereunder, render the Mortgage Note or Mortgage unenforceable, in whole or in part, or subject it to any right of rescission, set-off, counterclaim or defense, including the defense of usury, and no such right of rescission, set-off, counterclaim or defense has been asserted with respect thereto;

                 (xix) Each Mortgage Note is payable in monthly payments, resulting in complete amortization of the Mortgage Loan over a term of not more than 360 months;

                  (xx) Each Mortgage contains customary and enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the realization against the Mortgaged Property of the benefits of the security, including realization by judicial foreclosure (subject to any limitation arising from any bankruptcy, insolvency or other law for the relief of debtors), and there is no homestead or other exemption available to the Mortgagor which would interfere with such right of foreclosure;

                 (xxi) To the best of the Seller's knowledge, no Mortgagor is a debtor in any state or federal bankruptcy or insolvency proceeding;

                (xxii) Each Mortgaged Property is located in the United States and consists of a one- to four-unit residential property, which may include a detached home, townhouse, condominium unit or a unit in a planned unit development or, in the case of Mortgage Loans secured by Co-op Shares, leases or occupancy agreements; and

               (xxiii)     The   Mortgage   Loan   is   a   "qualified
         mortgage" within the meaning of Section 860G of the Code.

    Notwithstanding the foregoing, no representations or warranties are made by the Seller as to the environmental condition of any Mortgaged Property; the absence, presence or effect of hazardous wastes or hazardous substances on any Mortgaged Property; any casualty resulting from the presence or effect of hazardous wastes or hazardous substances on, near or emanating from any Mortgaged Property; the impact on Certificateholders of any environmental condition or presence of any hazardous substance on or near any Mortgaged Property; or the compliance of any Mortgaged Property with any environmental laws, nor is any agent, person or entity otherwise affiliated with the Seller authorized or able to make any such representation, warranty or assumption of liability relative to any Mortgaged Property. In addition, no representations or warranties are made by the Seller with respect to the absence or effect of fraud in the origination of any Mortgage Loan.

     It is understood and agreed that the representations and warranties set forth in this Section 2.03(b) shall survive delivery of the respective Owner Mortgage Loan Files to the Trustee and shall inure to the benefit of the Trustee, notwithstanding any restrictive or qualified endorsement or assignment.

     (c) Upon discovery by either the Seller, the Master Servicer, the Trustee or the Custodian that any of the representations and warranties made in subsection (b) above is not accurate (referred to herein as a "breach") and that such breach materially and adversely affects the interests of the Certificateholders in the related Mortgage Loan, the party discovering such breach shall give prompt written notice to the other parties (any Custodian being so obligated under a Custodial Agreement). Within 60 days of the earlier of its discovery or its receipt of notice of any such breach, the Seller shall cure such breach in all material respects or shall either (i) repurchase the Mortgage Loan or any property acquired in respect thereof from the Trustee at a price equal to (A) 100% of the unpaid principal balance of such Mortgage Loan plus (B) accrued interest at the Net Mortgage Interest Rate for such Mortgage Loan through the last day of the month in which such repurchase took place or
(ii) if within two years of the Startup Day, or such other period permitted by the REMIC Provisions, substitute for such Mortgage Loan in the manner described in Section 2.02. The purchase price of any repurchase described in this paragraph and the Substitution Principal Amount, if any, plus accrued interest thereon and the other amounts referred to in Section 2.02, shall be deposited in the Certificate Account. It is understood and agreed that the obligation of the Seller to repurchase or substitute for any Mortgage Loan or property as to which such a breach has occurred and is continuing shall constitute the sole remedy respecting such breach available to Certificateholders or the Trustee on behalf of Certificateholders, and such obligation shall survive until termination of the Trust Estate hereunder.

Section 2.04.  Execution and Delivery of Certificates.

     The Trustee acknowledges the assignment to it of the Mortgage Loans and the delivery of the Owner Mortgage Loan Files to it, and, concurrently with such delivery, has executed and delivered to or upon the order of the Seller, in exchange for the Mortgage Loans together with all other assets included in the definition of "Trust Estate", receipt of which is hereby acknowledged, Certificates in authorized denominations which evidence ownership of the entire Trust Estate.

Section 2.05.  Designation of Certificates; Designation of
               Startup Day and Latest Possible Maturity Date.

     The Seller hereby designates the Subclasses of Class A Certificates (other than the Class A-R Certificate), the Class M Certificates and the Subclasses of Class B Certificates as classes of "regular interests" and the Class A-R Certificate as the single class of "residual interest" in the REMIC for the purposes of Code Sections 860G(a)(1) and 860G(a)(2), respectively. The Closing Date is hereby designated as the "Startup Day" of the REMIC within the meaning of Code Section 860G(a)(9). The "latest possible maturity date" of the regular interests in the REMIC is January 25, 2027 for purposes of Code Section 860G(a)(1).

                                   ARTICLE III

                  ADMINISTRATION OF THE TRUST ESTATE: SERVICING
                              OF THE MORTGAGE LOANS

Section 3.01.  Certificate Account.

     (a) The Master Servicer shall establish and maintain a Certificate Account for the deposit of funds received by the Master Servicer with respect to the Mortgage Loans serviced by each Servicer pursuant to each of the Servicing Agreements. Such account shall be maintained as an Eligible Account. The Master Servicer shall give notice to each Servicer and the Seller of the location of the Certificate Account and of any change in the location thereof.

     (b) The Master Servicer shall deposit into the Certificate Account on the day of receipt thereof all amounts received by it from any Servicer pursuant to any of the Servicing Agreements, and shall, in addition, deposit into the Certificate Account the following amounts, in the case of amounts specified in clause (i), not later than the Distribution Date on which such amounts are required to be distributed to Certificateholders and, in the case of the amounts specified in clause (ii), not later than the Business Day next following the day of receipt and posting by the Master Servicer:

                   (i) Periodic Advances pursuant to Section 3.03(a) made by the Master Servicer or the Trustee, if any; and

                  (ii) in the case of any Mortgage Loan that is repurchased by the Seller pursuant to Section 2.02 or 2.03 or that is auctioned by the Master Servicer pursuant to Section 3.08 or purchased by the Master Servicer pursuant to Section 3.08 or 9.01, the purchase price therefor or, where applicable, any Substitution Principal Amount and any amounts received in respect of the interest portion of unreimbursed Periodic Advances.

     (c) The Master Servicer shall cause the funds in the Certificate Account to be invested in Eligible Investments. No such Eligible Investments will be sold or disposed of at a gain prior to maturity unless the Master Servicer has received an Opinion of Counsel or other evidence satisfactory to it that such sale or disposition will not cause the Trust Estate to be subject to Prohibited Transactions Tax, otherwise subject the Trust Estate to tax, or cause the REMIC to fail to qualify as a REMIC while any Certificates are outstanding. Any amounts deposited in the Certificate Account prior to the Distribution Date shall be invested for the account of the Master Servicer and any investment income thereon shall be additional compensation to the Master Servicer for services rendered under this Agreement. The amount of any losses incurred in respect of any such investments shall be deposited in the Certificate Account by the Master Servicer out of its own funds immediately as realized.

Section 3.02.  Permitted Withdrawals from the Certificate
               Account.

     (a) The Master Servicer may, from time to time, make withdrawals from the Certificate Account for the following purposes (limited, in the case of Servicer reimbursements, to cases where funds in the respective Custodial P&I Account are not sufficient therefor):

                   (i) to  reimburse  the Master  Servicer,  the  Trustee or any
         Servicer for Periodic Advances made by the Master Servicer or the Trustee pursuant to Section 3.03(a) or any Servicer pursuant to any Servicing Agreement with respect to previous Distribution Dates, such right to reimbursement pursuant to this subclause (i) being limited to amounts received on or in respect of particular Mortgage Loans (including, for this purpose, Liquidation Proceeds, REO Proceeds and proceeds from the purchase, sale, repurchase or substitution of Mortgage Loans pursuant to Sections 2.02, 2.03, 3.08 or 9.01) respecting which any such Periodic Advance was made;

                  (ii) to reimburse any Servicer, the Master Servicer or the Trustee for any Periodic Advances determined in good faith to have become Nonrecoverable Advances provided, however, that any portion of Nonrecoverable Advances representing Fixed Retained Yield shall be reimbursable only from amounts constituting Fixed Retained Yield and not from the assets of the Trust Estate;

                 (iii) to reimburse the Master Servicer or any Servicer from Liquidation Proceeds for Liquidation Expenses and for amounts expended by the Master Servicer or any Servicer pursuant hereto or to any Servicing Agreement, respectively, in good faith in connection with the restoration of damaged property or for foreclosure expenses;

                  (iv) from any Mortgagor payment on account of interest or other recovery (including Net REO Proceeds) with respect to a particular Mortgage Loan, to pay the Master Servicing Fee with respect to such Mortgage Loan to the Master Servicer;

                   (v) to reimburse the Master Servicer, any Servicer or the Trustee (or, in certain cases, the Seller) for expenses incurred by it (including taxes paid on behalf of the Trust Estate) and recoverable by or reimbursable to it pursuant to Section 3.03(c), 3.03(d) or 6.03 or the second sentence of Section 8.14(a) or pursuant to such Servicer's Servicing Agreement, provided such expenses are "unanticipated" within the meaning of the REMIC Provisions;

                  (vi) to pay to the Seller or other purchaser with respect to each Mortgage Loan or property acquired in respect thereof that has been repurchased or replaced pursuant to Section 2.02 or 2.03 or auctioned pursuant to Section 3.08 or to pay to the Master Servicer with respect to each Mortgage Loan or property acquired in respect thereof that has been purchased pursuant to Section 3.08 or 9.01, all amounts received thereon and not required to be distributed as of the date on which the related repurchase or purchase price or Scheduled Principal Balance was determined;

                 (vii) to remit funds to the Paying Agent in the amounts and in the manner provided for herein;

                (viii) to pay to the Master Servicer any interest earned on or investment income with respect to funds in the Certificate Account;

                  (ix) to pay to the Master Servicer or any Servicer out of Net Liquidation Proceeds allocable to interest the amount of any unpaid Master Servicing Fee or Servicing Fee (as adjusted pursuant to such Servicer's Servicing Agreement) and any unpaid assumption fees, late payment charges or other Mortgagor charges on the related Mortgage Loan;

                   (x) to withdraw from the Certificate Account any amount deposited in the Certificate Account that was not required to be deposited therein;

                  (xi)     to  clear  and  terminate  the  Certificate   Account
         pursuant to Section 9.01; and

                  (xii) to pay to Norwest Mortgage from any Mortgagor payment on account of interest or other recovery (including Net REO Proceeds) with respect to a particular Mortgage Loan, the Fixed Retained Yield, if any, with respect to such Mortgage Loan; provided, however, that with respect to any payment of interest received by the Master Servicer in respect of a Mortgage Loan (whether paid by the Mortgagor or received as Liquidation Proceeds, Insurance Proceeds or otherwise) which is less than the full amount of interest then due with respect to such Mortgage Loan, only that portion of such payment of interest that bears the same relationship to the total amount of such payment of interest as the Fixed Retained Yield Rate, if any, in respect of such Mortgage Loan bears to the Mortgage Interest Rate shall be allocated to the Fixed Retained Yield with respect thereto.

     (b) The Master Servicer shall keep and maintain separate accounting, on a Mortgage Loan by Mortgage Loan basis, for the purpose of justifying any payment to and withdrawal from the Certificate Account.

Section 3.03.  Advances by Master Servicer and Trustee.

     (a) In the event an Other Servicer fails to make any required Periodic Advances of principal and interest on a Mortgage Loan as required by the related Other Servicing Agreement prior to the Distribution Date occurring in the month during which such Periodic Advance is due, the Master Servicer shall make Periodic Advances to the extent provided hereby. In the event Norwest Mortgage fails to make any required Periodic Advances of principal and interest on a Mortgage Loan as required by the Norwest Servicing Agreement prior to the Distribution Date occurring in the month during which such Periodic Advance is due, the Trustee shall, to the extent required by Section 8.15, make such Periodic Advance to the extent provided hereby, provided that the Trustee has previously received the certificate of the Master Servicer described in the following sentence. The Master Servicer shall certify to the Trustee with respect to any such Distribution Date (i) the amount of Periodic Advances required of Norwest Mortgage or such Other Servicer, as the case may be, (ii) the amount actually advanced, (iii) the amount that the Trustee or Master Servicer is required to advance hereunder and (iv) whether the Master Servicer has determined that it reasonably believes that such Periodic Advance is a Nonrecoverable Advance. Amounts advanced by the Trustee or Master Servicer shall be deposited in the Certificate Account on the related Distribution Date. Notwithstanding the foregoing, neither the Master Servicer nor the Trustee will be obligated to make a Periodic Advance that it reasonably believes to be a Nonrecoverable Advance. The Trustee may conclusively rely for any determination to be made by it hereunder upon the determination of the Master Servicer as set forth in its certificate.

     (b) To the extent an Other Servicer fails to make an advance on account of the taxes or insurance premiums with respect to a Mortgage Loan required pursuant to the related Other Servicing Agreement, the Master Servicer shall, if the Master Servicer knows of such failure of the Servicer, advance such funds and take such steps as are necessary to pay such taxes or insurance premiums. To the extent Norwest Mortgage fails to make an advance on account of the taxes or insurance premiums with respect to a Mortgage Loan required pursuant to the Norwest Servicing Agreement, the Master Servicer shall, if the Master Servicer knows of such failure of Norwest Mortgage, certify to the Trustee that such failure has occurred. Upon receipt of such certification, the Trustee shall advance such funds and take such steps as are necessary to pay such taxes or insurance premiums.

     (c) The Master Servicer and the Trustee shall each be entitled to be reimbursed from the Certificate Account for any Periodic Advance made by it under Section 3.03(a) to the extent described in Section 3.02(a)(i) and (a)(ii). The Master Servicer and the Trustee shall be entitled to be reimbursed pursuant to Section 3.02(a)(v) for any advance by it pursuant to Section 3.03(b). The Master Servicer shall diligently pursue restoration of such amount to the Certificate Account from the related Servicer. The Master Servicer shall, to the extent it has not already done so, upon the request of the Trustee, withdraw from the Certificate Account and remit to the Trustee any amounts to which the Trustee is entitled as reimbursement pursuant to Section 3.02 (a)(i), (ii) and
(v).

     (d) Except as provided in Section 3.03(a) and (b), neither the Master Servicer nor the Trustee shall be required to pay or advance any amount which any Servicer was required, but failed, to deposit in the Certificate Account.

Section 3.04.  Trustee to Cooperate;
               Release of Owner Mortgage Loan Files.

     Upon the receipt by the Master Servicer of a Request for Release in connection with the deposit by a Servicer into the Certificate Account of the proceeds from a Liquidated Loan or of a Prepayment in Full, the Master Servicer shall confirm to the Trustee that all amounts required to be remitted to the Certificate Account in connection with such Mortgage Loan have been so deposited, and shall deliver such Request for Release to the Trustee. The Trustee shall, within five Business Days of its receipt of such a Request for Release, release the related Owner Mortgage Loan File to the Master Servicer or such Servicer, as requested by the Master Servicer. No expenses incurred in connection with any instrument of satisfaction or deed of reconveyance shall be chargeable to the Certificate Account.

     From time to time and as appropriate for the servicing or foreclosure of any Mortgage Loan, including but not limited to, collection under any insurance policies, or to effect a partial release of any Mortgaged Property from the lien of the Mortgage, the Servicer of such Mortgage Loan shall deliver to the Master Servicer a Request for Release. Upon the Master Servicer's receipt of any such Request for Release, the Master Servicer shall promptly forward such request to the Trustee and the Trustee shall, within five Business Days, release the related Owner Mortgage Loan File to the Master Servicer or such Servicer, as requested by the Master Servicer. Any such Request for Release shall obligate the Master Servicer or such Servicer, as the case may be, to return each and every document previously requested from the Owner Mortgage Loan File to the Trustee by the twenty-first day following the release thereof, unless (i) the Mortgage Loan has been liquidated and the Liquidation Proceeds relating to the Mortgage Loan have been deposited in the Certificate Account or (ii) the Owner Mortgage Loan File or such document has been delivered to an attorney, or to a public trustee or other public official as required by law, for purposes of initiating or pursuing legal action or other proceedings for the foreclosure of the Mortgaged Property either judicially or non-judicially, and the Master Servicer has delivered to the Trustee a certificate of the Master Servicer or such Servicer certifying as to the name and address of the Person to which such Owner Mortgage Loan File or such document was delivered and the purpose or purposes of such delivery. Upon receipt of an Officer's Certificate of the Master Servicer or such Servicer stating that such Mortgage Loan was liquidated and that all amounts received or to be received in connection with such liquidation which are required to be deposited into the Certificate Account have been so deposited, or that such Mortgage Loan has become an REO Mortgage Loan, the Request for Release shall be released by the Trustee to the Master Servicer or such Servicer, as appropriate.

     Upon written certification of the Master Servicer or the Servicer of such Mortgage Loan, the Trustee shall execute and deliver to the Master Servicer or such Servicer, as directed by the Master Servicer, court pleadings, requests for trustee's sale or other documents necessary to the foreclosure or trustee's sale in respect of a Mortgaged Property or to any legal action brought to obtain judgment against any Mortgagor on the Mortgage Note or Mortgage or to obtain a deficiency judgment, or to enforce any other remedies or rights provided by the Mortgage Note or Mortgage or otherwise available at law or in equity. Each such certification shall include a request that such pleadings or documents be executed by the Trustee and a statement as to the reason such documents or pleadings are required and that the execution and delivery thereof by the Trustee will not invalidate or otherwise affect the lien of the Mortgage, except for the termination of such a lien upon completion of the foreclosure proceeding or trustee's sale.

Section 3.05.  Reports to the Trustee; Annual Compliance
               Statements.

     (a) Not later than 15 days after each Distribution Date, the Master Servicer shall deliver to the Trustee a statement setting forth the status of the Certificate Account as of the close of business on such Distribution Date stating that all distributions required to be made by the Master Servicer under this Agreement have been made (or, if any required distribution has not been made by the Master Servicer, specifying the nature and status thereof) and showing, for the period covered by such statement, the aggregate amount of deposits into and withdrawals from such account for each category of deposit and withdrawal specified in Sections 3.01 and 3.02. Such statement may be in the form of the then current FNMA monthly accounting report for its Guaranteed Mortgage Pass-Through Program with appropriate additions and changes, and shall also include information as to the aggregate unpaid principal balance of all of the Mortgage Loans as of the close of business as of the last day of the calendar month immediately preceding such Distribution Date. Copies of such statement shall be provided by the Trustee to any Certificateholder upon written request, provided such statement is delivered, or caused to be delivered, by the Master Servicer to the Trustee.

     (b) The Master Servicer shall deliver to the Trustee on or before April 30 of each year, a certificate signed by an officer of the Master Servicer, certifying that (i) such officer has reviewed the activities of the Master Servicer during the preceding calendar year or portion thereof and its performance under this agreement and (ii) to the best of such officer's knowledge, based on such review, the Master Servicer has performed and fulfilled its duties, responsibilities and obligations under this agreement in all material respects throughout such year, or, if there has been a default in the fulfillment of any such duties, responsibilities or obligations, specifying each such default known to such officer and the nature and status thereof, and, (iii)
(A) the Master Servicer has received from each Servicer any financial statements, officer's certificates, accountant's statements or other information required to be provided to the Master Servicer pursuant to the related Servicing Agreement and (B) to the best of such officer's knowledge, based on a review of the information provided to the Master Servicer by each Servicer as described in
(iii)(A) above, each Servicer has performed and fulfilled its duties, responsibilities and obligations under the related Servicing Agreement in all material respects throughout such year, or, if there has been a default in the fulfillment of any such duties, responsibilities or obligations, specifying each such default known to such officer and the nature and status thereof. Copies of such officers' certificate shall be provided by the Trustee to any Certificateholder upon written request provided such certificate is delivered, or caused to be delivered, by the Master Servicer to the Trustee.

Section 3.06.  Title, Management and Disposition of Any REO
               Mortgage Loan.

     The Master Servicer shall ensure that each REO Mortgage Loan is administered by the related Servicer at all times so that it qualifies as "foreclosure property" under the REMIC Provisions and that it does not earn any "net income from foreclosure property" which is subject to tax under the REMIC Provisions. In the event that a Servicer is unable to dispose of any REO Mortgage Loan within the period mandated by each of the Servicing Agreements, the Master Servicer shall monitor such Servicer to verify that such REO Mortgage Loan is auctioned to the highest bidder within the period so specified. In the event of any such sale of REO Mortgage Loan, the Trustee shall, at the written request of the Master Servicer and upon being supported with appropriate forms therefor, within five Business Days of the deposit by the Master Servicer of the proceeds of such sale or auction into the Certificate Account, release or cause to be released to the entity identified by the Master Servicer the related Owner Mortgage Loan File and Servicer Mortgage Loan File and shall execute and deliver such instruments of transfer or assignment, in each case without recourse, as shall be necessary to vest in the auction purchaser title to the REO Mortgage Loan and the Trustee shall have no further responsibility with regard to such Owner Mortgage Loan File or Servicer Mortgage Loan File. Neither the Trustee, the Master Servicer nor any Servicer, acting on behalf of the Trust Estate, shall provide financing from the Trust Estate to any purchaser of an REO Mortgage Loan.

Section 3.07.  Amendments to Servicing Agreements,
               Modification of Standard Provisions.

     (a) Subject to the prior written consent of the Trustee pursuant to Section 3.07(b), the Master Servicer from time to time may, to the extent permitted by the applicable Servicing Agreement, make such modifications and amendments to such Servicing Agreement as the Master Servicer deems necessary or appropriate to confirm or carry out more fully the intent and purpose of such Servicing Agreement and the duties, responsibilities and obligations to be performed by the Servicer thereunder. Such modifications may only be made if they are consistent with the REMIC Provisions, as evidenced by an Opinion of Counsel. Prior to the issuance of any modification or amendment, the Master Servicer shall deliver to the Trustee such Opinion of Counsel and an Officer's Certificate setting forth (i) the provision that is to be modified or amended,
(ii) the modification or amendment that the Master Servicer desires to issue and
(iii) the reason or reasons for such proposed amendment or modification.

     (b) The Trustee shall consent to any amendment or supplement to a Servicing Agreement proposed by the Master Servicer pursuant to Section 3.07(a), which consent and amendment shall not require the consent of any Certificateholder if it is (i) for the purpose of curing any mistake or ambiguity or to further effect or protect the rights of the Certificateholders or (ii) for any other purpose, provided such amendment or supplement for such other purpose cannot reasonably be expected to adversely affect Certificateholders. The lack of reasonable expectation of an adverse effect on Certificateholders may be established through the delivery to the Trustee of (i) an Opinion of Counsel to such effect or (ii) written notification from each Rating Agency to the effect that such amendment or supplement will not result in reduction of the current rating assigned by that Rating Agency to the Certificates. Notwithstanding the two immediately preceding sentences, the Trustee may, in its discretion, decline to enter into or consent to any such supplement or amendment if its own rights, duties or immunities shall be adversely affected.

     (c)(i) Notwithstanding anything to the contrary in this Section 3.07, the Master Servicer from time to time may, without the consent of any Certificateholder or the Trustee, enter into an amendment (A) to an Other Servicing Agreement for the purpose of (i) eliminating or reducing Month End
Interest and (ii) providing for the remittance of Full Unscheduled Principal Receipts by the applicable Servicer to the Master Servicer not later than the 24th day of each month (or if such day is not a Business Day, on the previous Business Day) or (B) to the Norwest Servicing Agreement for the purpose of changing the applicable Remittance Date to the 18th day of each month (or if such day is not a Business Day, on the previous Business Day).

    (ii) The Master Servicer may direct Norwest Mortgage to enter into an amendment to the Norwest Servicing Agreement for the purposes described in Sections 3.07(c)(i)(B) and 10.01(b)(iii).

Section 3.08.  Oversight of Servicing.

     The Master Servicer shall supervise, monitor and oversee the servicing of the Mortgage Loans by each Servicer and the performance by each Servicer of all services, duties, responsibilities and obligations that are to be observed or performed by the Servicer under its respective Servicing Agreement. In performing its obligations hereunder, the Master Servicer shall act in a manner consistent with Accepted Master Servicing Practices and with the Trustee's and the Certificateholders' reliance on the Master Servicer, and in a manner consistent with the terms and provisions of any insurance policy required to be maintained by the Master Servicer or any Servicer pursuant to this Agreement or any Servicing Agreement. The Master Servicer acknowledges that prior to taking certain actions required to service the Mortgage Loans, each Servicing Agreement provides that the Servicer thereunder must notify, consult with, obtain the consent of or otherwise follow the instructions of the Master Servicer. The Master Servicer is also given authority to waive compliance by a Servicer with certain provisions of its Servicing Agreement. In each such instance, the Master Servicer shall promptly instruct such Servicer or otherwise respond to such Servicer's request. In no event will the Master Servicer instruct such Servicer to take any action, give any consent to action by such Servicer or waive compliance by such Servicer with any provision of such Servicer's Servicing Agreement if any resulting action or failure to act would be inconsistent with the requirements of the Rating Agencies that rated the Certificates or would otherwise have an adverse effect on the Certificateholders. Any such action or failure to act shall be deemed to have an adverse effect on the Certificateholders if such action or failure to act either results in (i) the downgrading of the rating assigned by any Rating Agency to the Certificates,
(ii) the loss by the Trust Estate of REMIC status for federal income tax purposes or (iii) the imposition of any Prohibited Transaction Tax or any federal taxes on the REMIC or the Trust Estate. The Master Servicer shall have full power and authority in its sole discretion to take any action with respect to the Trust Estate as may be necessary or advisable to avoid the circumstances specified including clause (ii) or (iii) of the preceding sentence.

     For the purposes of determining whether any modification of a Mortgage Loan shall be permitted by the Trustee or the Master Servicer, such modification shall be construed as a substitution of the modified Mortgage Loan for the Mortgage Loan originally deposited in the Trust Estate if it would be a "significant modification" within the meaning of Section 1.860G-2(b) of the regulations of the U.S. Department of the Treasury. No modification shall be approved unless (i) the modified Mortgage Loan would qualify as a Substitute Mortgage Loan under Section 2.02 and (ii) with respect to any modification that occurs more than three months after the Closing Date and is not the result of a default or a reasonably foreseeable default under the Mortgage Loan, there is delivered to the Trustee an Opinion of Counsel (at the expense of the party seeking to modify the Mortgage Loan) to the effect that such modification would not be treated as giving rise to a new debt instrument for federal income tax purposes as described in the preceding sentence.

     During the term of this Agreement, the Master Servicer shall consult fully with each Servicer as may be necessary from time to time to perform and carry out the Master Servicer's obligations hereunder and otherwise exercise reasonable efforts to encourage such Servicer to perform and observe the covenants, obligations and conditions to be performed or observed by it under its Servicing Agreement.

     The relationship of the Master Servicer to the Trustee under this Agreement is intended by the parties to be that of an independent contractor and not that of a joint venturer, partner or agent.

     The Master Servicer shall administer the Trust Estate on behalf of the Trustee and shall have full power and authority, acting alone or (subject to Section 6.06) through one or more subcontractors, to do any and all things in connection with such administration which it may deem necessary or desirable. Upon the execution and delivery of this Agreement, and from time to time as may be required thereafter, the Trustee shall furnish the Master Servicer or its subcontractors with any powers of attorney and such other documents as may be necessary or appropriate to enable the Master Servicer to carry out its administrative duties hereunder.

     The Seller shall be entitled, at its option, to repurchase any defaulted Mortgage Loan or any Mortgage Loan as to which default is reasonably foreseeable from the Trust Estate if, in the Seller's judgment, the default is not likely to be cured by the Mortgagor; provided, however, that the Cut-Off Date Principal Balances of the Mortgage Loans repurchased pursuant to this provision shall not exceed 2.5% of the Cut-Off Date Aggregate Principal Balance of the Mortgage Loans. The purchase price for any such Mortgage Loan shall be 100% of the unpaid principal balance of such Mortgage Loan plus accrued interest thereon at the Mortgage Interest Rate, less any Fixed Retained Yield for such Mortgage Loan, through the last day of the month in which such repurchase occurs. Upon the receipt of such purchase price, the Master Servicer shall provide to the Trustee the certification required by Section 3.04 and the Trustee and the Custodian, if any, shall promptly release to the Seller the Owner Mortgage Loan File relating to the Mortgage Loan being repurchased.

     In the event that (i) the Master Servicer determines at any time that, notwithstanding the representations and warranties set forth in Section 2.03(b), any Mortgage Loan is not a "qualified mortgage" within the meaning of Section 860G of the Code and (ii) the Master Servicer is unable to enforce the obligation of the Seller to purchase such Mortgage Loan pursuant to Section 2.02 within two months of such determination, the Master Servicer shall cause such Mortgage Loan to be auctioned to the highest bidder and sold out of the Trust Estate no later than the date 90 days after such determination. In the event of any such sale of a Mortgage Loan, the Trustee shall, at the written request of the Master Servicer and upon being supported with appropriate forms therefor, within five Business Days of the deposit by the Master Servicer of the proceeds of such auction into the Certificate Account, release or cause to be released to the entity identified by the Master Servicer the related Owner Mortgage Loan File and Servicer Mortgage Loan File and shall execute and deliver such instruments of transfer or assignment, in each case without recourse, as shall be necessary to vest in the auction purchaser title to the Mortgage Loan and the Trustee shall have no further responsibility with regard to such Owner Mortgage Loan File or Servicer Mortgage Loan File. Neither the Trustee, the Master Servicer nor any Servicer, acting on behalf of the Trustee, shall provide financing from the Trust Estate to any purchaser of a Mortgage Loan.

     The Master Servicer, on behalf of the Trustee, shall, pursuant to the Servicing Agreements, object to the foreclosure upon, or other related conversion of the ownership of, any Mortgaged Property by the related Servicer if (i) the Master Servicer believes such Mortgaged Property may be contaminated with or affected by hazardous wastes or hazardous substances or (ii) such Servicer does not agree to administer such Mortgaged Property, once the related Mortgage Loan becomes an REO Mortgage Loan, in a manner which would not result in a federal tax being imposed upon the Trust Estate or the REMIC.

     The Master Servicer may enter into a special servicing agreement with an unaffiliated holder of 100% Percentage Interest of a Class B Subclass or a holder of a class of securities representing interests in the Class B Certificates and/or other subordinated mortgage pass-through certificates, such agreement to be substantially in the form of Exhibit M hereto or subject to each Rating Agency's acknowledgment that the ratings of the Certificates in effect immediately prior to the entering into of such agreement would not be qualified, downgraded or withdrawn and the Certificates would not be placed on credit review status (except for possible upgrading) as a result of such agreement. Any such agreement may contain provisions whereby such holder may instruct the Master Servicer to instruct a Servicer to the extent provided in the applicable Servicing Agreement to commence or delay foreclosure proceedings with respect to delinquent Mortgage Loans and will contain provisions for the deposit of cash by the holder that would be available for distribution to Certificateholders if Liquidation Proceeds are less than they otherwise may have been had the Servicer acted in accordance with its normal procedures.

Section 3.09.  Termination and Substitution of Servicing
               Agreements.

     Upon the occurrence of any event for which a Servicer may be terminated pursuant to its Servicing Agreement, the Master Servicer shall promptly deliver to the Seller and the Trustee an Officer's Certificate certifying that an event has occurred which may justify termination of such Servicing Agreement, describing the circumstances surrounding such event and recommending what action should be taken by the Trustee with respect to such Servicer. If the Master Servicer recommends that such Servicing Agreement be terminated, the Master Servicer's certification must state that the breach is material and not merely technical in nature. Upon written direction of the Master Servicer, based upon such certification, the Trustee shall promptly terminate such Servicing Agreement. Notwithstanding the foregoing, in the event that (i) Norwest Mortgage fails to make any advance, as a consequence of which the Trustee is obligated to make an advance pursuant to Section 3.03 and (ii) the Trustee provides Norwest Mortgage written notice of the failure to make such advance and such failure shall continue unremedied for a period of 15 days after receipt of such notice, the Trustee shall terminate the Norwest Servicing Agreement without the recommendation of the Master Servicer. The Master Servicer shall indemnify the Trustee and hold it harmless from and against any and all claims, liabilities, costs and expenses (including, without limitation, reasonable attorneys' fees) arising out of, or assessed against the Trustee in connection with termination of such Servicing Agreement at the direction of the Master Servicer. If the Trustee terminates such Servicing Agreement, the Trustee may enter into a substitute Servicing Agreement with the Master Servicer or, at the Master Servicer's nomination, with another mortgage loan service company acceptable to the Trustee, the Master Servicer and each Rating Agency under which the Master Servicer or such substitute servicer, as the case may be, shall assume, satisfy, perform and carry out all liabilities, duties, responsibilities and obligations that are to be, or otherwise were to have been, satisfied, performed and carried out by such Servicer under such terminated Servicing Agreement. Until such time as the Trustee enters into a substitute servicing agreement with respect to the Mortgage Loans previously serviced by such Servicer, the Master Servicer shall assume, satisfy, perform and carry out all obligations which otherwise were to have been satisfied, performed and carried out by such Servicer under its terminated Servicing Agreement. However, in no event shall the Master Servicer be deemed to have assumed the obligations of a Servicer to advance payments of principal and interest on a delinquent Mortgage Loan in excess of the Master Servicer's independent Periodic Advance obligation under Section 3.03 of this Agreement. As compensation for the Master Servicer of any servicing obligations fulfilled or assumed by the Master Servicer, the Master Servicer shall be entitled to any servicing compensation to which a Servicer would have been entitled if the Servicing Agreement with such Servicer had not been terminated.

Section 3.10.  1934 Act Reports.

     The Master Servicer shall, on behalf of the Seller, make all filings required to be made by the Seller with respect to the Class A, Class M, Class B-1 and Class B-2 Certificates pursuant to the Securities Exchange Act of 1934, as amended.

                                   ARTICLE IV

                    DISTRIBUTIONS IN RESPECT OF CERTIFICATES;
                   PAYMENTS TO CERTIFICATEHOLDERS;
                             STATEMENTS AND REPORTS

Section 4.01.  Distributions.

     (a) On each Distribution Date, the Pool Distribution Amount will be applied in the following amounts, to the extent the Pool Distribution Amount is sufficient therefor, in the manner and in the order of priority as follows:

    first, to the Subclasses of Class A Certificates (other than the Class A-PO Certificates), pro rata, based upon their respective Class A Subclass Interest Accrual Amounts, in an aggregate amount up to the sum of the Class A Subclass Interest Accrual Amounts with respect to such Distribution Date;

    second, to the Subclasses of Class A Certificates (other than the Class A-PO Certificates), pro rata, based upon their respective Class A Subclass Unpaid Interest Shortfalls, in an aggregate amount up to the sum of the previously unpaid Class A Subclass Unpaid Interest Shortfalls;

    third, concurrently, to the Class A Certificates (other than the Class A-PO Certificates) and the Class A-PO Certificates, pro rata, based on their respective Class A Non-PO Optimal Principal Amount and Class A-PO Optimal Principal Amount, (A) to the Subclasses of Class A Certificates (other than the Class A-PO Certificates), in an aggregate amount up to the Class A Non-PO Optimal Principal Amount, such distribution to be allocated among such Subclasses in accordance with Section 4.01(b) or Section 4.01(c), as applicable, and (B) to the Class A-PO Certificates in an amount up to the Class A-PO Optimal Principal Amount;

    fourth, to the Class A-PO Certificates in an amount up to the Class A-PO Deferred Amount from amounts otherwise distributable (without regard to this Paragraph fourth) first to the Class B-5 Certificates pursuant to Paragraph twenty-second, below, second to the Class B-4 Certificates pursuant to Paragraph nineteenth, below, third to the Class B-3 Certificates pursuant to Paragraph sixteenth, below, fourth to the Class B-2 Certificates pursuant to Paragraph thirteenth, below, fifth to the Class B-1 Certificates pursuant to Paragraph tenth below, and sixth to the Class M Certificates pursuant to Paragraph seventh below;

    fifth, to the Class M Certificates in an amount up to the Class M Interest Accrual Amount with respect to such Distribution Date;

    sixth, to the Class M Certificates in an amount up to the Class M Unpaid Interest Shortfall;

    seventh, to the Class M Certificates in an amount up to the Class M Optimal Principal Amount; provided, however, that the amount distributable to the Class M Certificates pursuant to this Paragraph seventh will be reduced by the amount, if any, that would have been distributable to the Class M Certificates hereunder used to pay the Class A-PO Deferred Amount as provided in Paragraph fourth above;

    eighth, to the Class B-1 Certificates in an amount up to the Class B Subclass Interest Accrual Amount for the Class B-1 Certificates with respect to such Distribution Date;

    ninth, to the Class B-1 Certificates in an amount up to the Class B-1 Unpaid Interest Shortfall;

    tenth, to the Class B-1 Certificates in an amount up to the Class B-1 Optimal Principal Amount; provided, however, that the amount distributable to the Class B-1 Certificates pursuant to this Paragraph tenth will be reduced by the amount, if any, that would have been distributable to the Class B-1 Certificates hereunder used to pay the Class A-PO Deferred Amount as provided in Paragraph fourth above;

    eleventh, to the Class B-2 Certificates in an amount up to the Class B Subclass Interest Accrual Amount for the Class B-2 Certificates with respect to such Distribution Date;

    twelfth, to the Class B-2 Certificates in an amount up to the Class B-2 Unpaid Interest Shortfall;

    thirteenth, to the Class B-2 Certificates in an amount up to the Class B-2 Optimal Principal Amount; provided, however, that the amount distributable to the Class B-2 Certificates pursuant to this Paragraph thirteenth will be reduced by the amount, if any, that would have been distributable to the Class B-2 Certificates hereunder used to pay the Class A-PO Deferred Amount as provided in Paragraph fourth above;

    fourteenth, to the Class B-3 Certificates in an amount up to the Class B Subclass Interest Accrual Amount for the Class B-3 Certificates with respect to such Distribution Date;

    fifteenth, to the Class B-3 Certificates in an amount up to the Class B-3 Unpaid Interest Shortfall;

    sixteenth, to the Class B-3 Certificates in an amount up to the Class B-3 Optimal Principal Amount; provided, however, that the amount distributable to the Class B-3 Certificates pursuant to this Paragraph sixteenth will be reduced by the amount, if any, that would have been distributable to the Class B-3 Certificates hereunder used to pay the Class A-PO Deferred Amount as provided in Paragraph fourth above;

    seventeenth, to the Class B-4 Certificates in an amount up to the Class B Subclass Interest Accrual Amount for the Class B-4 Certificates with respect to such Distribution Date;

    eighteenth, to the Class B-4 Certificates in an amount up to the Class B-4 Unpaid Interest Shortfall;

    nineteenth, to the Class B-4 Certificates in an amount up to the Class B-4 Optimal Principal Amount; provided, however, that the amount distributable to the Class B-4 Certificates pursuant to this Paragraph nineteenth will be reduced by the amount, if any, that would have been distributable to the Class B-4 Certificates hereunder used to pay the Class A-PO Deferred Amount as provided in Paragraph fourth above; and

    twentieth, to the Class B-5 Certificates in an amount up to the Class B Subclass Interest Accrual Amount for the Class B-5 Certificates with respect to such Distribution Date;

    twenty-first, to the Class B-5 Certificates in an amount up to the Class B-5 Unpaid Interest Shortfall;

    twenty-second, to the Class B-5 Certificates in an amount up to the Class B-5 Optimal Principal Amount; provided, however, that the amount distributable to the Class B-5 Certificates pursuant to this Paragraph twenty-second will be reduced by the amount, if any, that would have been distributable to the Class B-5 Certificates hereunder used to pay the Class A-PO Deferred Amount as provided in Paragraph fourth above; and

    twenty-third, to the Holder of the Class A-R Certificate.

     Notwithstanding the foregoing, after the Principal Balance of any Class or Subclass (other than the Class A-R Certificate) has been reduced to zero, such Class or Subclass will be entitled to no further distributions of principal or interest (including, without limitation, any Unpaid Interest Shortfalls).

     In addition, Net Foreclosure Profits, if any, with respect to such Distribution Date minus any portion thereof payable to a Servicer pursuant to
Section 3.02(ix) hereof shall be distributed to the Holder of the Class A-R Certificate.

     With respect to any Distribution Date, the amount of the Principal Adjustment, if any, attributable to any Class B Subclass will be allocated pro rata based on principal balance among the Class A Certificates (other than the Class A-PO Certificates), the Class M Certificates and any Class B Subclass with a lower numerical designation and the amount of the Principal Adjustment, if any, attributable to the Class M Certificates will be allocated to the Subclasses of Class A Certificates (other than the Class A-PO Certificates) pro rata based on the Class A Subclass Principal Balances.

     (b) On each Distribution Date prior to the Cross-Over Date, the Class A Non-PO Principal Distribution Amount will be allocated among and distributed in reduction of the Class A Subclass Principal Balances of the Subclasses of Class A Certificates (other than the Class A Subclass Principal Balance of the Class A-PO Certificates) as follows:

                  first, to the Class A-15 Certificates, up to the Class A-15 Priority Amount; second, to the Class A-R Certificate, until the Class A Subclass Principal Balance thereof has been reduced to zero;

                  third, to the Class A-1 Certificates until the Class A Subclass Principal Balance thereof has been reduced to zero;

                  fourth, concurrently, 42.6552975582% to the Class A-2 Certificates, 24.6784820831% to the Class A-3 Certificates and 32.6662203587% to the Class A-5 Certificates until the Class A Subclass Principal Balances of the Class A-2 and Class A-3 Certificates have been reduced to zero;

                  fifth, concurrently, 28.5697389042% to the Class A-5 Certificates and 71.4302610958% to the Class A-6 Certificates until the Class A Subclass Principal Balance of the Class A-6 Certificates has been reduced to zero;

                  sixth, concurrently, 37.3567583076% to the Class A-4 Certificates, 8.9683222790% to the Class A-5 Certificates and 53.6749194134% to the Class A-7 Certificates until the Class A Subclass Principal Balance of the Class A-7 Certificates has been reduced to zero;

                  seventh, concurrently, 30.2008355565% to the Class A-4 Certificates, 5.2499119142% to the Class A-5 Certificates and 64.5492525293% to the Class A-8 Certificates until the Class A Subclass Principal Balances of the Class A-5 and Class A-8 Certificates have been reduced to zero;

                  eighth, concurrently, 28.5554774410% to the Class A-4 Certificates and 71.4445225590% to the Class A-9 Certificates until the Class A Subclass Principal Balance of the Class A-9 Certificates has been reduced to zero;

                  ninth, concurrently, 28.5542717522% to the Class A-4 Certificates and 71.4457282478% to the Class A-10 Certificates until the Class A Subclass Principal Balance of the Class A-10 Certificates has been reduced to zero;

                  tenth,   concurrently,   16.6571141997%   to  the   Class  A-4
Certificates and 83.3428858003% to the Class A-11 Certificates until the Class A Subclass Principal Balance of each such Subclass has been reduced to zero;

                  eleventh, sequentially, to the Class A-12, Class A-13 and Class A-14 Certificates, in that order, until the Class A Subclass Principal Balance of each such Subclass has been reduced to zero; and

                  twelfth, to the Class A-15 Certificates, without regard to the Class A-15 Priority Amount, until the Class A Subclass Principal Balance thereof has been reduced to zero

                  (c) Notwithstanding the foregoing, on each Distribution Date occurring on or after the Cross Over Date, the Class A Non-PO Principal Distribution Amount will be distributed among the remaining Subclasses of Class A Certificates (other than the Class A-PO Certificates) pro rata in accordance with their outstanding Class A Subclass Principal Balances without regard to either the proportions or priorities set forth above.

     (d) (i) For purposes of determining whether the Subclasses of Class B Certificates are eligible to receive distributions of principal with respect to any Distribution Date, the following tests shall apply:

                  (A) if the Current Class M Fractional Interest is less than the Original Class M Fractional Interest and the Class M Principal Balance is greater than zero, the Class B-1, Class B-2, Class B-3, Class B-4 and Class B-5 Certificates shall not be eligible to receive distributions of principal; or

                  (B) if the Current Class B-1 Fractional Interest is less than the Original Class B-1 Fractional Interest and the Class B-1 Principal Balance is greater than zero, the Class B-2, Class B-3, Class B-4 and Class B-5 Certificates shall not be eligible to receive distributions of principal; or

                  (C) if the Current Class B-2 Fractional Interest is less than the Original Class B-2 Fractional Interest and the Class B-2 Principal Balance is greater than zero, the Class B-3, Class B-4 and Class B-5 Certificates shall not be eligible to receive distributions of principal; or

                  (D) if the Current Class B-3 Fractional Interest is less than the Original Class B-3 Fractional Interest and the Class B-3 Principal Balance is greater than zero, the Class B-4 and Class B-5 Certificates shall not be eligible to receive distributions of principal; or

                  (E) if the Current Class B-4 Fractional Interest is less than the Original Class B-4 Fractional Interest and the Class B-4 Principal Balance is greater than zero, the Class B-5 Certificates shall not be eligible to receive distributions of principal.

     (ii) Notwithstanding the foregoing, if on any Distribution Date the aggregate distributions to Holders of the Class M Certificates and/or the Subclasses of Class B Certificates entitled to receive distributions of principal would reduce the Principal Balances of the Class M Certificates and/or the Subclasses of Class B Certificates entitled to receive distributions of principal below zero, first the Class M Prepayment Percentage and/or the Class B Subclass Prepayment Percentage of any affected Class B Subclass for such Distribution Date beginning with the affected Subclass with the lowest numerical Subclass designation and then, if necessary, the Class M Percentage and/or the Class B Subclass Percentage of such Subclass of the Class B Certificates for such Distribution Date shall be reduced to the respective percentages necessary to bring the Class M Principal Balance and/or the Class B Subclass Principal Balance of such Class B Subclass to zero. The Class B Subclass Prepayment Percentages and the Class B Subclass Percentages of the remaining Class B Subclasses will be recomputed substituting for the Subordinated Prepayment
Percentage and Subordinated Percentage in such computations the difference between (A) the Subordinated Prepayment Percentage or Subordinated Percentage, as the case may be, and (B) the percentages determined in accordance with the preceding sentence necessary to bring the Class M Principal Balance and/or the Class B Subclass Principal Balances of the affected Class B Subclasses to zero; provided, however, that if the Class B Subclass Principal Balances of all the Class B Subclasses eligible to receive distributions of principal shall be reduced to zero on such Distribution Date, the Class B Subclass Prepayment Percentage and the Class B Subclass Percentage of the Class B Subclass with the lowest numerical Subclass designation which would otherwise be ineligible to receive distributions of principal in accordance with this Section shall equal the remainder of the Subordinated Prepayment Percentage for such Distribution Date minus the sum of the Class M Prepayment Percentage and the Class B Subclass Prepayment Percentages of the Class B Subclasses having lower numerical Subclass designations, if any, and the remainder of the Subordinated Percentage for such Distribution Date minus the sum of the Class M Percentage and the Class B Subclass Percentages of the Class B Subclasses having lower numerical Subclass designations, if any, respectively. Any entitlement of any Class B Subclass to principal payments solely pursuant to this clause (ii) shall not cause such Subclass to be regarded as being eligible to receive principal distributions for the purpose of applying the definition of its Class B Subclass Percentage or Class B Subclass Prepayment Percentage.

     (e) On each Distribution Date other than the Final Distribution Date (if such Final Distribution Date is in connection with a purchase of the assets of the Trust Estate by the Seller), the Paying Agent shall, on behalf of the Master Servicer, from funds remitted to it by the Master Servicer, distribute to each Certificateholder of record on the preceding Record Date (other than as provided in Section 9.01 respecting the final distribution to Certificateholders or in the last paragraph of this Section 4.01(e) respecting the final distribution in respect of any Class or Subclass) either in immediately available funds by wire transfer to the account of such Certificateholder at a bank or other entity having appropriate facilities therefor, if such Certificateholder holds Certificates having a Denomination at least equal to that specified in Section 11.24, and has so notified the Master Servicer or, if applicable, the Paying Agent at least seven Business Days prior to the Distribution Date or, if such Holder holds Certificates having, in the aggregate, a Denomination less than the requisite minimum Denomination or if such Holder holds the Class A-R Certificate or has not so notified the Paying Agent, by check mailed to such Holder at the address of such Holder appearing in the Certificate Register, such Holder's share (based on, with respect to each Class or Subclass, the aggregate of the Percentage Interests represented by Certificates of the applicable Class or Subclass of Certificates held by such Holder) of the Class A Subclass Distribution Amount with respect to each Subclass of Class A Certificates, the Class M Distribution Amount with respect to the Class M Certificates and the Class B Subclass Distribution Amount with respect to each such Subclass of Class B Certificates.

     In the event that, on any Distribution Date prior to the Final Distribution Date, the Class A Subclass Principal Balance of any Subclass of Class A Certificates (other than the Class A-R Certificate), the Class M Principal Balance of the Class M Certificates or the Class B Subclass Principal Balance of any Subclass of Class B Certificates would be reduced to zero, the Master Servicer shall, as soon as practicable after the Determination Date relating to such Distribution Date, send a notice to the Trustee. The Trustee will then send a notice to each Certificateholder of such Class or Subclass with a copy to the Certificate Registrar, specifying that the final distribution with respect to such Class or Subclass will be made on such Distribution Date only upon the presentation and surrender of such Certificateholder's Certificates at the office or agency of the Trustee therein specified; provided, however, that the failure to give such notice will not entitle a Certificateholder to any interest beyond the interest payable with respect to such Distribution Date in accordance with Section 4.01(a).

     (f) The Paying Agent (or if no Paying Agent is appointed by the Master Servicer, the Master Servicer) shall withhold or cause to be withheld such amounts as may be required by the Code (giving full effect to any exemptions from withholding and related certifications required to be furnished by Certificateholders and any reductions to withholding by virtue of any bilateral tax treaties and any applicable certification required to be furnished by Certificateholders with respect thereto) from distributions to be made to Non-U.S. Persons. Amounts withheld pursuant to this Section 4.01(f) shall be treated as having been distributed to the related Certificateholder for all purposes of this Agreement. For the purposes of this paragraph, a "Non-U.S. Person" is an individual, corporation, partnership or other person other than a citizen or resident of the United States, a corporation, partnership or other entity created or organized in or under the laws of the United States or any political subdivision thereof, an estate that is subject to United States federal income tax regardless of the source of its income or a trust if (i) for taxable years beginning after December 31, 1996 (or for taxable years ending after August 20, 1996, if the trustee has made an applicable election), a court within the United States is able to exercise primary supervision over the administration of such trust, and one or more United States fiduciaries have the authority to control all substantial decisions of such trust or (ii) for all other taxable years, such trust is subject to United States federal income tax regardless of the source of its income.

Section 4.02.  Allocation of Realized Losses.

     (a) With respect to any Distribution Date, the principal portion of Realized Losses (other than Debt Service Reductions, Excess Special Hazard Losses, Excess Fraud Losses and Excess Bankruptcy Losses) will be allocated as follows:

    first,  to  the  Class  B-5  Certificates   until  the  Class  B-5
Principal Balance has been reduced to zero;

    second, to the Class B-4 Certificates until the Class B-4 Principal Balance has been reduced to zero;

    third,  to  the  Class  B-3  Certificates   until  the  Class  B-3
Principal Balance has been reduced to zero;

    fourth, to the Class B-2 Certificates until the Class B-2 Principal Balance has been reduced to zero;

    fifth,  to  the  Class  B-1  Certificates   until  the  Class  B-1
Principal Balance has been reduced to zero;

    sixth, to the Class M Certificates until the Class M Principal Balance has been reduced to zero; and

    seventh, concurrently, to the Class A Certificates (other than the Class A-PO Certificates) and Class A-PO Certificates, pro rata, based on the Non-PO Fraction and the PO Fraction, respectively.

    This allocation of Realized Losses will be effected through the reduction of the applicable Class's or Subclass's Principal Balance.

    (b) With respect to any Distribution Date, the principal portion of Excess Special Hazard Losses, Excess Fraud Losses and Excess Bankruptcy Losses
occurring with respect to any Mortgage Loan allocable to the Class A-PO Certificates will equal the product of the amount of any such principal loss and the PO Fraction for such Mortgage Loan. The principal portion of any Excess Special Hazard Losses, Excess Fraud Losses and Excess Bankruptcy Losses remaining after allocation to the Class A-PO Certificates in accordance with the preceding sentence shall be allocated pro rata among the Class A Certificates (other than the Class A-PO Certificates), Class M Certificates and Class B Certificates based on the Class A Non-PO Principal Balance, Class M Principal Balance and the Class B Principal Balance, respectively. Any such loss allocated to the Class A Certificates shall be allocated on the subsequent Determination Date among the outstanding Subclasses of Class A Certificates (other than the Class A-PO Certificates) in accordance with the Class A Subclass Loss Percentages as of such Determination Date. Any such loss allocated to the Class B Certificates shall be allocated pro rata among the outstanding Subclasses of Class B Certificates based on their Class B Subclass Principal Balances.

    (c) Any Realized Losses allocated to a Subclass of Class A Certificates or Class B Certificates or to the Class M Certificates pursuant to Section 4.02(a) or Section 4.02(b) shall be allocated among the Certificates of such Subclass or Class based on their Percentage Interests.

    (d) In the event that there is a recovery of an amount in respect of principal of a Mortgage Loan which had previously been allocated as a Realized Loss to any Subclasses of Class A Certificates, the Class M Certificates or any Subclasses of Class B Certificates, each outstanding Class or Subclass to which such Realized Loss had previously been allocated shall be entitled to its share (with respect to the Class A-PO Certificates, based on the PO Fraction of such Mortgage Loan and, with respect to the Class A Certificates (other than the Class A-PO Certificates), Class M Certificates and Class B Certificates, based on their pro rata share of the Non-PO Fraction of such Mortgage Loan) of such recovery up to the amount of such Realized Loss previously allocated to such Class or Subclass on the Distribution Date in the month following the month in which such recovery is received. When the Principal Balance of a Class or Subclass of Certificates has been reduced to zero, such Class or Subclass shall not be entitled to any share of such recovery. In the event that the amount of such recovery exceeds the amount of such recovery allocated to each outstanding Class or Subclass in accordance with the preceding provisions, each outstanding Class or Subclass shall be entitled to its pro rata share (determined as described above) of such excess up to the amount of any unrecovered Realized Loss previously allocated to such Class or Subclass.

    (e) The  interest  portion of Excess  Special  Hazard  Losses,  Excess Fraud
Losses and Excess Bankruptcy Losses shall be allocated among the Class A Certificates, Class M Certificates and Class B Certificates, pro rata based on the Class A Interest Accrual Amount, the Class M Interest Accrual Amount and the Class B Interest Accrual Amount for the related Distribution Date, without regard to any reduction pursuant to this sentence. Any such loss allocated to the Class A Certificates shall be allocated among the outstanding Subclasses of Class A Certificates (other than the Class A-PO Certificates) based on their Class A Subclass Interest Percentages. Any such loss allocated to the Class B Certificates will be allocated among the outstanding Subclasses of Class B Certificates based on their Class B Subclass Interest Percentages. In addition, after the Class M Principal Balance and the Class B Principal Balance have been reduced to zero, the interest portion of Realized Losses (other than Excess Special Hazard Losses, Excess Fraud Losses and Excess Bankruptcy Losses) will be allocated among the outstanding Subclasses of Class A Certificates (other than the Class A-PO Certificates) based on their Class A Subclass Interest Percentages.

    (f) Realized Losses allocated in accordance with this Section 4.02 will be allocated on the Determination Date in the second month following the month in which such loss was incurred with respect to the preceding Distribution Date.

Section 4.03.  Paying Agent.

    (a) The Master Servicer hereby appoints the Trustee as initial Paying Agent to make distributions to Certificateholders and to forward to Certificateholders the periodic statements and the annual statements required by Section 4.04 as agent of the Master Servicer.

    The Master Servicer may, at any time, remove or replace the Paying Agent.

    The Master Servicer shall cause any Paying Agent that is not the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent agrees with the Trustee that such Paying Agent shall:

                   (i) hold all amounts remitted to it by the Master Servicer for distribution to Certificateholders in trust for the benefit of Certificateholders until such amounts are distributed to Certificateholders or otherwise disposed of as herein provided;

                  (ii) give the Trustee notice of any default by the Master Servicer in remitting any required amount; and

                 (iii) at any time during the continuance of any such default, upon the written request of the Trustee, forthwith pay to the Trustee all amounts held in trust by such Paying Agent.

    (b) The Paying Agent shall establish and maintain a Payment Account, which shall be a separate trust account and an Eligible Account, in which the Master Servicer shall cause to be deposited from funds in the Certificate Account or, to the extent required hereunder, from its own funds (i) at or before 10:00 a.m., New York time, on the Business Day preceding each Distribution Date, by wire transfer of immediately available funds, any Periodic Advance for such Distribution Date, pursuant to Section 3.03 and (ii) at or before 10:00 a.m., New York time, on the Business Day preceding each Distribution Date, by wire transfer of immediately available funds, (a) an amount equal to the Pool Distribution Amount, (b) Net Foreclosure Profits, if any, with respect to such Distribution Date and (c) the amount of any recovery in respect of a Realized Loss. The Master Servicer may cause the Paying Agent to invest the funds in the Payment Account. Any such investment shall be in Eligible Investments, which shall mature not later than the Business Day preceding the related Distribution Date (unless the Eligible Investments are obligations of the Trustee, in which case such Eligible Investments shall mature not later than the Distribution
Date), and shall not be sold or disposed of prior to maturity. All income and gain realized from any such investment shall be for the benefit of the Master Servicer and shall be subject to its withdrawal or order from time to time. The amount of any losses incurred in respect of any such investments shall be deposited in the Payment Account by the Master Servicer out of its own funds immediately as realized. The Paying Agent may withdraw from the Payment Account any amount deposited in the Payment Account that was not required to be deposited therein and may clear and terminate the Payment Account pursuant to
Section 9.01.

Section 4.04.  Statements to Certificateholders;
               Report to the Trustee and the Seller.

    Concurrently with each distribution pursuant to Section 4.01(e), the Master Servicer, or the Paying Agent appointed by the Master Servicer (upon receipt of such statement from the Master Servicer), shall forward or cause to be forwarded by mail to each Holder of a Certificate and the Seller a statement setting forth:

                  (i) the amount of such distribution to Holders of each Class A Subclass allocable to principal, separately identifying the aggregate amount of any Unscheduled Principal Receipts included therein;

                  (ii) (a) the amount of such distribution to Holders of each Subclass of Class A Certificates allocable to interest, (b) the amount of the Current Class A Interest Distribution Amount allocated to each Class A Subclass, (c) any Class A Subclass Interest Shortfall Amounts arising with respect to such Distribution Date and any remaining Class A Subclass Unpaid Interest Shortfall with respect to each Subclass after giving effect to such distribution, (d) the amount of any Non-Supported Interest Shortfall allocated to each Class A Subclass for such Distribution Date and (e) the interest portion of Excess Special Hazard Losses, Excess Fraud Losses and Excess Bankruptcy Losses allocated to each Subclass for such Distribution Date;

                  (iii) the amount of such distribution to Holders of the Class M Certificates allocable to principal, identifying the aggregate amount of any Unscheduled Principal Receipts included therein;

                  (iv) (a) the amount of such distribution to Holders of the Class M Certificates allocable to interest, (b) the amount of the Current Class M Interest Distribution Amount, (c) any Class M Interest Shortfall Amount arising with respect to such Distribution Date and any remaining Class M Unpaid Interest Shortfall after giving effect to such distribution, (d) the amount of any Non-Supported Interest Shortfall allocated to the Class M Certificates for such Distribution Date and (e) the interest portion of Excess Special Hazard Losses, Excess Fraud Losses and Excess Bankruptcy Losses allocated to the Class M Certificates for such Distribution Date;

                  (v) the amount of such distribution to Holders of each Class B Subclass allocable to principal, separately identifying the aggregate amount of any Unscheduled Principal Receipts included therein;

                  (vi) (a) the amount of such distribution to Holders of each Class B Subclass allocable to interest, (b) the amount of the Current Class B Interest Distribution Amount allocated to each Class B Subclass and the Pass-Through Rate applicable to such Distribution Date, (c) any Class B Subclass Interest Shortfall Amounts arising with respect to such Distribution Date and any remaining Class B Subclass Unpaid Interest Shortfall with respect to each Class B Subclass after giving effect to such distribution, (d) the amount of any Non-Supported Interest Shortfall allocated to each Class B Subclass for such Distribution Date, and (e) the interest portion of Excess Special Hazard Losses, Excess Fraud Losses and Excess Bankruptcy Losses allocated to each Class B Subclass for such Distribution Date;

                  (vii) the amount of any Periodic Advance by any Servicer, the Master Servicer or the Trustee pursuant to the Servicing Agreements or this Agreement;

                  (viii) the number of Mortgage Loans outstanding as of the preceding Determination Date;

                  (ix) the Class A Principal Balance, the Class A Subclass Principal Balance of each Subclass of Class A Certificates, the Class M Principal Balance, the Class B Principal Balance and the Class B Subclass Principal Balance of each Subclass of Class B Certificates as of the following Determination Date after giving effect to the distributions of principal made, and the principal portion of Realized Losses, if any, allocated with respect to such Distribution Date;

                  (x) the Adjusted Pool Amount, the Adjusted Pool Amount (PO Portion), the Pool Scheduled Principal Balance of the Mortgage Loans for such Distribution Date and the aggregate Scheduled Principal Balance of the Discount Mortgage Loans for such Distribution Date;

                  (xi)  the  aggregate   Scheduled  Principal  Balances  of  the
          Mortgage Loans serviced by Norwest Mortgage and, collectively, by the Other Servicers as of such Distribution Date;

                  (xii) the Class A Percentage for the following Distribution Date (without giving effect to Unscheduled Principal Receipts received after the Applicable Unscheduled Principal Receipt Period for the current Distribution Date which are applied by a Servicer during such Applicable Unscheduled Principal Receipt Period);

                  (xiii) the Class A Prepayment Percentage for the following Distribution Date (without giving effect to Unscheduled Principal Receipts received after the Applicable Unscheduled Principal Receipt Period for the current Distribution Date which are applied by a Servicer during such Applicable Unscheduled Principal Receipt Period);

                  (xiv) the Class M Percentage for the following Distribution Date (without giving effect to Unscheduled Principal Receipts received after the Applicable Unscheduled Principal Receipt Period for the current Distribution Date which are applied by a Servicer during such Applicable Unscheduled Principal Receipt Period);

                  (xv)  the  Class M  Prepayment  Percentage  for the  following
          Distribution Date (without giving effect to Unscheduled Principal Receipts received after the Applicable Unscheduled Principal Receipt Period for the current Distribution Date which are applied by a Servicer during such Applicable Unscheduled Principal Receipt Period);

                  (xvi) the Class B-1, Class B-2, Class B-3, Class B-4 and Class B-5 Percentages for the following Distribution Date (without giving effect to Unscheduled Principal Receipts received after the Applicable Unscheduled Principal Receipt Period for the current Distribution Date which are applied by a Servicer during such Applicable Unscheduled Principal Receipt Period);

                  (xvii) the Class B-1, Class B-2, Class B-3, Class B-4 and Class B-5 Prepayment Percentages for the following Distribution Date (without giving effect to Unscheduled Principal Receipts received after the Applicable Unscheduled Principal Receipt Period for the current Distribution Date which are applied by a Servicer during such Applicable Unscheduled Principal Receipt Period);

                  (xviii)  the  number  and  aggregate   principal  balances  of
          Mortgage Loans delinquent (a) one month, (b) two months and (c) three months or more;

                  (xix) the number and aggregate principal balances of the Mortgage Loans in foreclosure as of the preceding Determination Date;

                  (xx) the book value of any real estate acquired through foreclosure or grant of a deed in lieu of foreclosure;

                  (xxi) the amount of the remaining Special Hazard Loss Amount, Fraud Loss Amount and Bankruptcy Loss Amount as of the close of business on such Distribution Date;

                  (xxii) the principal and interest portions of Realized Losses allocated as of such Distribution Date and the amount of such Realized Losses constituting Excess Special Hazard Losses, Excess Fraud Losses or Excess Bankruptcy Losses;

                  (xxiii) the aggregate amount of Bankruptcy Losses allocated to each Subclass of Class B Certificates or, following the reduction of the Class B Principal Balance to zero, solely to the Class M Certificates in accordance with Section 4.02(a) since the Relevant Anniversary;

                  (xxiv) the amount by which the Class B Subclass Principal Balance of each Subclass of Class B Certificates and the Class M Principal Balance has been reduced as a result of Realized Losses allocated as of such Distribution Date;

                  (xxv) the unpaid principal balance of any Mortgage Loan as to which the Servicer of such Mortgage Loan has determined not to foreclose because it believes the related Mortgaged Property may be contaminated with or affected by hazardous wastes or hazardous substances;

                  (xxvi) the amount of the aggregate Servicing Fees and Master Servicing Fees paid (and not previously reported) with respect to the related Distribution Date and the amount by which the aggregate Available Master Servicer Compensation has been reduced by the Prepayment Interest Shortfall for the related Distribution Date;

                  (xxvii) the Class A-PO Deferred Amount, if any; and

                  (xxviii) such other customary information as the Master Servicer deems necessary or desirable to enable Certificateholders to prepare their tax returns;

and shall deliver a copy of each type of statement to the Trustee, who shall provide copies thereof to Persons making written request therefor at the Corporate Trust Office.

    In the case of information furnished with respect to a Subclass of Class A Certificates pursuant to clauses (i) and (ii) above, with the Class M
Certificates pursuant to clauses (iii) and (iv) above and with respect to a Class B Subclass pursuant to clauses (v) and (vi) above, the amounts shall be expressed as a dollar amount per Class A, Class M or Class B Certificate (other than the Class A-R Certificate) with a $1,000 Denomination, and as a dollar amount per Class A-R Certificate with a $200 Denomination.

    Within a reasonable period of time after the end of each calendar year, the Master Servicer shall furnish or cause to be furnished to each Person who at any time during the calendar year was the Holder of a Certificate a statement containing the information set forth in clauses (i) and (ii)(a) above in the case of a Class A Certificateholder, the information set forth in clauses (iii) and (iv)(a) above in the case of a Class M Certificateholder and the information contained in clauses (v) and (vi)(a) above in the case of a Class B Certificateholder aggregated for such calendar year or applicable portion thereof during which such Person was a Certificateholder. Such obligation of the Master Servicer shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Master Servicer pursuant to any requirements of the Code.

    Prior to the close of business on the third Business Day preceding each Distribution Date, the Master Servicer shall furnish a statement to the Trustee, any Paying Agent and the Seller (the information in such statement to be made available to Certificateholders by the Master Servicer on written request) setting forth the Class A Subclass Distribution Amount with respect to each Class A Subclass, the Class M Distribution Amount and the Class B Subclass Distribution Amount with respect to each Class B Subclass. The determination by the Master Servicer of such amounts shall, in the absence of obvious error, be presumptively deemed to be correct for all purposes hereunder and the Trustee and the Paying Agent shall be protected in relying upon the same without any independent check or verification.

    In addition to the reports required pursuant to this Section 4.04, the Master Servicer shall make available upon request to each Holder and each proposed transferee of a Class M or Class B Certificate such additional information, if any, as may be required to permit the proposed transfer to be effected pursuant to Rule 144A.

Section 4.05.  Reports to Mortgagors and the Internal Revenue
               Service.

    The Master Servicer shall, in each year beginning after the Cut-Off Date, make the reports of foreclosures and abandonments of any Mortgaged Property as required by Code Section 6050J. In order to facilitate this reporting process, the Master Servicer shall request that each Servicer, on or before January 15th of each year, shall provide to the Internal Revenue Service, with copies to the Master Servicer, reports relating to each instance occurring during the previous calendar year in which such Servicer (i) on behalf of the Trustee acquires an interest in a Mortgaged Property through foreclosure or other comparable conversion in full or partial satisfaction of a Mortgage Loan serviced by such Servicer, or (ii) knows or has reason to know that a Mortgaged Property has been abandoned. Reports from the Servicers shall be in form and substance sufficient to meet the reporting requirements imposed by Code Section 6050J. In addition, each Servicer shall provide the Master Servicer with sufficient information to allow the Master Servicer to, for each year ending after the Cut-Off Date, provide, or cause to be provided, to the Internal Revenue Service and the Mortgagors such information as is required under Code Sections 6050H (regarding payment of interest) and 6050P (regarding cancellation of indebtedness).

                                    ARTICLE V

                                THE CERTIFICATES

Section 5.01.       The Certificates.

    (a) The Class A, Class M and Class B Certificates shall be issued only in minimum Denominations of a Single Certificate and, except for the Class A-R Certificate, integral multiples of $1,000 in excess thereof (except, if necessary, for one Certificate of each Class or Subclass (other than the Class A-R Certificate) that evidences one Single Certificate plus such additional principal portion as is required in order for all Certificates of such Class or Subclass to equal the aggregate Original Class A Subclass Principal Balance, Original Class M Principal Balance or the aggregate Original Class B Subclass Principal Balance of such Class or Subclass, as the case may be), and shall be substantially in the respective forms set forth as Exhibits A-1, A-2, A-3, A-4, A-5, A-6, A-7, A-8, A-9, A-10, A-11, A-12, A-13, A-14, A-15, A-PO, A-R, B-1,
B-2, B-3, B-4, B-5, C, and D (reverse side of Certificates) hereto. On original issue the Certificates shall be executed and delivered by the Trustee to or upon the order of the Seller upon receipt by the Trustee or the Custodian of the documents specified in Section 2.01. The aggregate principal portion evidenced by the Class A, Class M and Class B Certificates shall be the sum of the amounts specifically set forth in the respective Certificates. The Certificates shall be executed by manual or facsimile signature on behalf of the Trustee by any Responsible Officer thereof. Certificates bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Trustee shall bind the Trustee notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Certificates or did not hold such offices at the date of such Certificates. No Certificate shall be entitled to any benefit under this Agreement, or be valid for any purpose, unless manually countersigned by a Responsible Officer of the Trustee, or unless there appears on such Certificate a certificate of authentication executed by the Authenticating Agent by manual signature, and such countersignature or certificate upon a Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly authenticated and delivered hereunder. All Certificates shall be dated the date of their authentication.

    Until such time as Definitive Certificates are issued pursuant to Section 5.07, each Book-Entry Certificate shall bear the following legend:

    "Unless this certificate is presented by an authorized representative of [the Clearing Agency] to the Trustee or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of [the Clearing Agency] or such other name as requested by an authorized representative of [the Clearing Agency] and any payment is made to [the Clearing Agency], any transfer, pledge or other use hereof for value or otherwise by or to any person is wrongful since the registered owner hereof, [the Clearing Agency], has an interest herein."

    (b) Upon original issuance, the Book-Entry Certificates shall be issued in the form of one or more typewritten certificates, to be delivered to The Depository Trust Company, the initial Clearing Agency, by, or on behalf of, the Seller. Such Certificates shall initially be registered in the Certificate Register in the name of the nominee of the initial Clearing Agency, and no Beneficial Owner will receive a definitive certificate representing such Beneficial Owner's interest in the Book-Entry Certificates, except as provided in Section 5.07. Unless and until definitive, fully registered certificates ("Definitive Certificates") have been issued to Beneficial Owners pursuant to
Section 5.07:

                   (i) the provisions of this Section 5.01(b) shall be in full force and effect;

                  (ii) the Seller, the Master Servicer, the Certificate Registrar and the Trustee may deal with the Clearing Agency for all purposes (including the making of distributions on the Book-Entry Certificates and the taking of actions by the Holders of Book-Entry Certificates) as the authorized representative of the Beneficial Owners;

                 (iii) to the extent that the provisions of this Section 5.01(b) conflict with any other provisions of this Agreement, the provisions of this Section 5.01(b) shall control;

                  (iv) the rights of Beneficial Owners shall be exercised only through the Clearing Agency and shall be limited to those established by law, the rules, regulations and procedures of the Clearing Agency and agreements between such Beneficial Owners and the Clearing Agency and/or the Clearing Agency Participants, and all references in this Agreement to actions by Certificateholders shall, with respect to the Book-Entry Certificates, refer to actions taken by the Clearing Agency upon instructions from the Clearing Agency Participants, and all references in this Agreement to distributions, notices, reports and statements to Certificateholders shall, with respect to the Book-Entry Certificates, refer to distributions, notices, reports and statements to the Clearing Agency or its nominee, as registered holder of the Book-Entry Certificates, as the case may be, for distribution to Beneficial Owners in accordance with the procedures of the Clearing Agency; and

                   (v) the initial Clearing Agency will make book-entry transfers among the Clearing Agency Participants and receive and transmit distributions of principal and interest on the Certificates to the Clearing Agency Participants, for distribution by such Clearing Agency Participants to the Beneficial Owners or their nominees.

    For purposes of any provision of this Agreement requiring or permitting actions with the consent of, or at the direction of, Holders of Book-Entry Certificates evidencing specified Voting Interests, such direction or consent shall be given by Beneficial Owners having the requisite Voting Interests, acting through the Clearing Agency.

    Unless and until Definitive Certificates have been issued to Beneficial Owners pursuant to Section 5.07, copies of the reports or statements referred to in Section 4.04 shall be available to Beneficial Owners upon written request to the Trustee at the Corporate Trust Office.

Section 5.02.  Registration of Certificates.

    (a) The Trustee shall cause to be kept at one of the offices or agencies to be maintained in accordance with the provisions of Section 5.06 a Certificate Register in which, subject to such reasonable regulations as it may prescribe, the Trustee shall provide for the registration of Certificates and of transfers and exchanges of Certificates as herein provided. The Trustee shall act as, or shall appoint, a Certificate Registrar for the purpose of registering Certificates and transfers and exchanges of Certificates as herein provided.

    Upon surrender for registration of transfer of any Certificate at any office or agency maintained for such purpose pursuant to Section 5.06 (and subject to the provisions of this Section 5.02) the Trustee shall execute, and shall date, authenticate (or cause the Authenticating Agent to authenticate) and deliver, in the name of the designated transferee or transferees, one or more new Certificates of a like aggregate principal portion or Percentage Interest and of the same Class or Subclass.

    At the option of the Certificateholders, Certificates may be exchanged for other Certificates of authorized Denominations of a like aggregate principal portion or Percentage Interest and of the same Class or Subclass upon surrender of the Certificates to be exchanged at any such office or agency. Whenever any Certificates are so surrendered for exchange, the Trustee shall execute, and shall date, authenticate (or cause the Authenticating Agent to authenticate) and deliver, the Certificates which the Certificateholder making the exchange is entitled to receive. Every Certificate presented or surrendered for transfer or exchange shall (if so required by the Certificate Registrar or the Trustee) be duly endorsed by, or be accompanied by a written instrument of transfer in form satisfactory to the Certificate Registrar, duly executed by the Holder thereof or his attorney duly authorized in writing.

    No service charge shall be made for any transfer or exchange of Certificates, but the Trustee or the Certificate Registrar may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

    All Certificates surrendered for transfer and exchange shall be canceled by the Certificate Registrar, the Trustee or the Authenticating Agent in accordance with their standard procedures.

    (b) No transfer of a Class B-3, Class B-4 or Class B-5 Certificate shall be made unless the registration requirements of the Securities Act of 1933, as amended, and any applicable State securities laws are complied with, or such transfer is exempt from the registration requirements under said Act and laws. In the event that a transfer is to be made in reliance upon an exemption from said Act or laws, (i) unless such transfer is made in reliance on Rule 144A, the Trustee or the Seller may, if such transfer is to be made within three years after the later of (i) the date of the initial sale of Certificates or (ii) the last date on which the Seller or any affiliate thereof was a Holder of the Certificates proposed to be transferred, require a Class B-3, Class B-4 or Class B-5 Certificateholder to deliver a written Opinion of Counsel acceptable to and in form and substance satisfactory to the Trustee and the Seller, to the effect that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from said Act and laws or is being made pursuant to said Act and laws, which Opinion of Counsel shall not be an expense of the Trustee, the Seller or the Master Servicer, and (ii) the Trustee shall require the transferee to execute an investment letter in the form of Exhibit J hereto certifying to the Seller and the Trustee the facts surrounding such transfer, which investment letter shall not be an expense of the Trustee, the Seller or the Master Servicer. The Holder of a Class B-3, Class B-4 or Class B-5 Certificate desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee, the Seller, the Master Servicer and any Paying Agent acting on behalf of the Trustee against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws. Neither the Seller nor the Trustee is under an obligation to register the Class B-3, Class B-4 or Class B-5 Certificates under said Act or any other securities law.

    (c) No transfer of a Class M or Class B Certificate shall be made unless the Trustee shall have received (i) a representation letter from the transferee in the form of Exhibit J hereto, in the case of a Class B-3, Class B-4 or Class B-5 Certificate, or in the form of Exhibit K hereto, in the case of a Class M, Class B-1 or Class B-2 Certificate, to the effect that either (a) such transferee is not an employee benefit plan subject to the fiduciary responsibility provisions of ERISA or Code Section 4975, or a governmental plan, as defined in Section 3(32) of ERISA, or subject to any federal, state or local law ("Similar Law") which is to a material extent similar to the foregoing provisions of ERISA or the Code (collectively, a "Plan") and is not a person acting on behalf of or using the assets of any such Plan, which representation letter shall not be an expense of the Trustee, the Seller or the Master Servicer or (b) if such transferee is an insurance company, the source of funds used to purchase the Class M or Class B Certificate is an "insurance company general account" (as such term is defined in Section V(e) of Prohibited Transaction Class Exemption 95-60 ("PTE 95-60"), 60 Fed. Reg. 35925 (July 12, 1995)) and there is no Plan with respect to which the amount of such general account's reserves and liabilities for the contract(s) held by or on behalf of such Plan and all other Plans maintained by the same employer (or affiliate thereof as defined in Section V(a)(1) of PTE 95-60) or by the same employee organization exceeds 10% of the total of all reserves and liabilities of such general account (as such amounts are determined under Section I(a) of PTE 95-60) at the date of acquisition or (ii) in the case of any such Class M or Class B Certificate presented for registration in the name of a Plan, or a trustee of any such Plan,
(A) an Opinion of Counsel satisfactory to the Trustee and the Seller to the effect that the purchase or holding of such Class M or Class B Certificate will not result in the assets of the Trust Estate being deemed to be "plan assets" and subject to the prohibited transaction provisions of ERISA, the Code or Similar Law and will not subject the Trustee, the Seller or the Master Servicer to any obligation in addition to those undertaken in this Agreement, which Opinion of Counsel shall not be an expense of the Trustee, the Seller or the Master Servicer and (B) such other opinions of counsel, officer's certificates and agreements as the Seller or the Master Servicer may require in connection with such transfer, which opinions of counsel, officers' certificates and agreements shall not be an expense of the Trustee, the Seller or the Master Servicer. The Class M and Class B Certificates shall bear a legend referring to the foregoing restrictions contained in this paragraph.

    (d) No legal or beneficial interest in all or any portion of the Class A-R Certificate may be transferred directly or indirectly to a "disqualified organization" within the meaning of Code Section 860E(e)(5) or an agent of a disqualified organization (including a broker, nominee, or middleman), to a Plan or a Person investing the assets of a Plan (such plan or Person, an "ERISA Prohibited Holder") or to an individual, corporation, partnership or other person unless such transferee (i) is not a Non-U.S. Person or (ii) is a Non-U.S. Person that holds the Class A-R Certificate in connection with the conduct of a trade or business within the United States and has furnished the transferor and the Trustee with an effective Internal Revenue Service Form 4224 or (iii) is a Non-U.S. Person that has delivered to both the transferor and the Trustee an opinion of a nationally recognized tax counsel to the effect that the transfer of the Class A-R Certificate to it is in accordance with the requirements of the Code and the regulations promulgated thereunder and that such transfer of the Class A-R Certificate will not be disregarded for federal income tax purposes
(any such person who is not covered by clauses (i), (ii) or (iii) above being referred to herein as a "Non-permitted Foreign Holder"), and any such purported transfer shall be void and have no effect. The Trustee shall not execute, and shall not authenticate (or cause the Authenticating Agent to authenticate) and deliver, a new Class A-R Certificate in connection with any such transfer to a disqualified organization or agent thereof (including a broker, nominee or middleman), an ERISA Prohibited Holder or a Non-permitted Foreign Holder, and neither the Certificate Registrar nor the Trustee shall accept a surrender for transfer or registration of transfer, or register the transfer of, the Class A-R Certificate, unless the transferor shall have provided to the Trustee an affidavit, substantially in the form attached as Exhibit H hereto, signed by the transferee, to the effect that the transferee is not such a disqualified organization, an agent (including a broker, nominee, or middleman) for any entity as to which the transferee has not received a substantially similar affidavit, an ERISA Prohibited Holder or a Non-permitted Foreign Holder, which affidavit shall contain the consent of the transferee to any such amendments of this Agreement as may be required to further effectuate the foregoing restrictions on transfer of the Class A-R Certificate to disqualified organizations, ERISA Prohibited Holders or Non-permitted Foreign Holders. Such affidavit shall also contain the statement of the transferee that (i) the transferee has historically paid its debts as they have come due and intends to do so in the future, (ii) the transferee understands that it may incur liabilities in excess of cash flows generated by the residual interest, (iii) the transferee intends to pay taxes associated with holding the residual interest as they become due and (iv) the transferee will not transfer the Class A-R Certificate to any Person who does not provide an affidavit substantially in the form attached as Exhibit H hereto.

    The affidavit described in the preceding paragraph, if not executed in connection with the initial issuance of the Class A-R Certificate, shall be accompanied by a written statement in the form attached as Exhibit I hereto, signed by the transferor, to the effect that as of the time of the transfer, the transferor has no actual knowledge that the transferee is a disqualified organization, ERISA Prohibited Holder or Non-permitted Foreign Holder, and has no knowledge or reason to know that the statements made by the transferee with respect to clauses (i) and (iii) of the last sentence of the preceding paragraph are not true. The Class A-R Certificate shall bear a legend referring to the foregoing restrictions contained in this paragraph and the preceding paragraph.

    Upon notice to the Master Servicer that any legal or beneficial interest in any portion of the Class A-R Certificate has been transferred, directly or indirectly, to a disqualified organization or agent thereof (including a broker, nominee, or middleman) in contravention of the foregoing restrictions, (i) such transferee shall be deemed to hold the Class A-R Certificate in constructive trust for the last transferor who was not a disqualified organization or agent thereof, and such transferor shall be restored as the owner of the Class A-R Certificate as completely as if such transfer had never occurred, provided that the Master Servicer may, but is not required to, recover any distributions made to such transferee with respect to the Class A-R Certificate, and (ii) the Master Servicer agrees to furnish to the Internal Revenue Service and to any transferor of the Class A-R Certificate or such agent (within 60 days of the request therefor by the transferor or agent) such information necessary to the application of Code Section 860E(e) as may be required by the Code, including but not limited to the present value of the total anticipated excess inclusions with respect to the Class A-R Certificate (or portion thereof) for periods after such transfer. At the election of the Master Servicer, the cost to the Master Servicer of computing and furnishing such information may be charged to the transferor or such agent referred to above; however, the Master Servicer shall in no event be excused from furnishing such information.

Section 5.03.  Mutilated, Destroyed, Lost or Stolen Certificates.

    If (i) any  mutilated  Certificate  is  surrendered  to the  Trustee  or the
Authenticating Agent, or the Trustee or the Authenticating Agent receives evidence to its satisfaction of the destruction, loss or theft of any
Certificate, and (ii) there is delivered to the Trustee or the Authenticating Agent such security or indemnity as may be required by them to hold each of them harmless, then, in the absence of notice to the Trustee or the Authenticating Agent that such Certificate has been acquired by a bona fide purchaser, the Trustee shall execute and authenticate (or cause the Authenticating Agent to authenticate) and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like tenor and principal portion or Percentage Interest and of the same Class or Subclass. Upon the issuance of any new Certificate under this Section, the Trustee or the Certificate Registrar may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expense (including the fees and expenses of the Trustee or the Authenticating Agent) in connection therewith. Any duplicate Certificate issued pursuant to this Section shall constitute complete and indefeasible evidence of ownership in the Trust Estate, as if originally issued, whether or not the lost, stolen, or destroyed Certificate shall be found at any time.

Section 5.04.  Persons Deemed Owners.

    Prior to the due presentation of a Certificate for registration of transfer, the Seller, the Master Servicer, the Trustee, the Certificate Registrar and any agent of the Seller, the Master Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name any Certificate is registered as the owner of such Certificate for the purpose of receiving distributions pursuant to Section 4.01, and for all other purposes whatsoever, and neither the Seller, the Master Servicer, the Trustee, the Certificate Registrar nor any agent of the Seller, the Master Servicer, the Trustee or the Certificate Registrar shall be affected by notice to the contrary.

Section 5.05.  Access to List of Certificateholders' Names and
               Addresses.

    (a) If the Trustee is not acting as Certificate Registrar, the Certificate Registrar shall furnish or cause to be furnished to the Trustee, within 15 days after receipt by the Certificate Registrar of a request by the Trustee in writing, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Certificateholders of each Class or Subclass as of the most recent Record Date.

    (b) If five or more Certificateholders (hereinafter referred to as "applicants") apply in writing to the Trustee, and such application states that the applicants desire to communicate with other Certificateholders with respect to their rights under this Agreement or under the Certificates and is accompanied by a copy of the communication which such applicants propose to transmit, then the Trustee shall, within five Business Days following the receipt of such application, afford such applicants access during normal business hours to the most recent list of Certificateholders held by the Trustee. If such a list is as of the date more than 90 days prior to the date of receipt of such applicants' request and the Trustee is not the Certificate Registrar, the Trustee shall promptly request from the Certificate Registrar a current list as provided in paragraph (a) hereof, and shall afford such applicants access to such list promptly upon receipt.

    (c) Every Certificateholder, by receiving and holding a Certificate, agrees with the Seller, the Master Servicer, the Certificate Registrar and the Trustee that neither the Seller, the Master Servicer, the Certificate Registrar nor the Trustee shall be held accountable by reason of the disclosure of any such information as to the names, addresses and Percentage Interests of the
Certificateholders hereunder, regardless of the source from which such information was delivered.

Section 5.06.  Maintenance of Office or Agency.

    The Trustee will maintain, at its expense, an office or agency where Certificates may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Certificate Registrar in respect of the Certificates and this Agreement may be served. The Trustee initially designates the Corporate Trust Office and the principal corporate trust office of the Authenticating Agent, if any, as its offices and agencies for said purposes.

Section 5.07.  Definitive Certificates.

    If (i)(A) the Master Servicer advises the Trustee in writing that the Clearing Agency is no longer willing or able properly to discharge its responsibilities as depository with respect to the Book-Entry Certificates, and
(B) the Master Servicer is unable to locate a qualified successor, (ii) the Master Servicer, at its option, advises the Trustee in writing that it elects to terminate the book-entry system through the Clearing Agency or (iii) after the occurrence of dismissal or resignation of the Master Servicer, Beneficial Owners representing aggregate Voting Interests of not less than 51% of the aggregate Voting Interests of each outstanding Subclass of Book-Entry Certificates advise the Trustee through the Clearing Agency and Clearing Agency Participants in writing that the continuation of a book-entry system through the Clearing Agency is no longer in the best interests of the Beneficial Owners, the Trustee shall notify the Beneficial Owners, through the Clearing Agency, of the occurrence of any such event and of the availability of Definitive Certificates to Beneficial Owners requesting the same. Upon surrender to the Trustee by the Clearing Agency of the Certificates held of record by its nominee, accompanied by reregistration instructions and directions to execute and authenticate new Certificates from the Master Servicer, the Trustee shall execute and authenticate Definitive Certificates for delivery at its Corporate Trust Office. The Master Servicer shall arrange for, and will bear all costs of, the printing and issuance of such Definitive Certificates. Neither the Seller, the Master Servicer nor the Trustee shall be liable for any delay in delivery of such instructions by the Clearing Agency and may conclusively rely on, and shall be protected in relying on, such instructions.

Section 5.08.  Notices to Clearing Agency.

    Whenever  notice  or  other  communication  to  the  Holders  of  Book-Entry
Certificates is required under this Agreement, unless and until Definitive Certificates shall have been issued to Beneficial Owners pursuant to Section 5.07, the Trustee shall give all such notices and communications specified herein to be given to Holders of Book-Entry Certificates to the Clearing Agency.

                                   ARTICLE VI

                       THE SELLER AND THE MASTER SERVICER

Section 6.01.  Liability of the Seller and the Master Servicer.

    The Seller and the Master Servicer shall each be liable in accordance herewith only to the extent of the obligations specifically imposed by this Agreement and undertaken hereunder by the Seller and the Master Servicer.

Section 6.02. Merger or Consolidation of the Seller or the Master Servicer.

    Subject to the following paragraph, the Seller and the Master Servicer each will keep in full effect its existence, rights and franchises as a corporation under the laws of the jurisdiction of its incorporation, and will obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement, the Certificates or any of the Mortgage Loans and to perform its respective duties under this Agreement.

    The Seller or the Master Servicer may be merged or consolidated with or into any Person, or transfer all or substantially all of its assets to any Person, in which case any Person resulting from any merger or consolidation to which the Seller or Master Servicer shall be a party, or any Person succeeding to the business of the Seller or Master Servicer, shall be the successor of the Seller or Master Servicer hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, however, that, in the case of the Master Servicer, any such successor or resulting Person shall be qualified to service mortgage loans for FNMA or FHLMC.

Section 6.03.  Limitation on Liability of the Seller, the Master
               Servicer and Others.

    Neither the Seller nor the Master Servicer nor any subcontractor nor any of the partners, directors, officers, employees or agents of any of them shall be under any liability to the Trust Estate or the Certificateholders and all such Persons shall be held harmless for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect any such Person against any breach of warranties or representations made herein or against any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or gross negligence in the performance of duties or by reason of reckless disregard of obligations and duties hereunder. The Seller, the Master Servicer, any subcontractor, and any partner, director, officer, employee or agent of any of them shall be entitled to indemnification by the Trust Estate and will be held harmless against any loss, liability or expense incurred in connection with any legal action relating to this Agreement or the Certificates, other than any loss, liability or expense incurred by reason of willful misfeasance, bad faith or gross negligence in the performance of his or its duties hereunder or by reason of reckless disregard of his or its obligations and duties hereunder. The Seller, the Master Servicer and any of the directors, officers, employees or agents of either may rely in good faith on any document of any kind which, prima facie, is properly executed and submitted by any Person respecting any matters arising hereunder. Neither the Seller nor the Master Servicer shall be under any obligation to appear in, prosecute or defend any legal action unless such action is related to its respective duties under this Agreement and which in its opinion does not involve it in any expense or liability; provided, however, that the Seller or the Master Servicer may in its discretion undertake any such action which it may deem necessary or desirable with respect to this Agreement and the rights and duties of the parties hereto and the interests of the Certificateholders hereunder if the Certificateholders offer to the Seller or the Master Servicer, as the case may be, reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby. In such event, the legal expenses and costs of such action and any liability resulting therefrom shall be expenses, costs and liabilities of the Trust Estate, and the Seller or the Master Servicer shall be entitled to be reimbursed therefor out of the Certificate Account, and such amounts shall, on the following Distribution Date or Distribution Dates, be allocated in reduction of distributions on the Class A, Class M and Class B Certificates in the same manner as Realized Losses are allocated pursuant to
Section 4.02(a).

Section 6.04.  Resignation of the Master Servicer.

    The Master Servicer shall not resign from the obligations and duties hereby imposed on it except upon determination that its duties hereunder are no longer permissible under applicable law or are in material conflict by reason of applicable law with any other activities carried on by it. Any such determination permitting the resignation of the Master Servicer shall be evidenced by an Opinion of Counsel to such effect delivered to the Trustee. No such resignation shall become effective until the Trustee or a successor servicer shall have assumed the Master Servicer's responsibilities, duties, liabilities and obligations hereunder.

Section 6.05.  Compensation to the Master Servicer.

    The Master Servicer shall be entitled to receive a monthly fee equal to the Master Servicing Fee, as compensation for services rendered by the Master Servicer under this Agreement. The Master Servicer also will be entitled to any late reporting fees paid by a Servicer pursuant to its Servicing Agreement and any investment income on funds on deposit in the Certificate Account as additional compensation.

Section 6.06.  Assignment or Delegation of Duties by Master
               Servicer.

    The Master Servicer shall not assign or transfer any of its rights, benefits or privileges under this Agreement to any other Person, or delegate to or subcontract with, or authorize or appoint any other Person to perform any of the duties, covenants or obligations to be performed by the Master Servicer without the prior written consent of the Trustee, and any agreement, instrument or act purporting to effect any such assignment, transfer, delegation or appointment shall be void. Notwithstanding the foregoing, the Master Servicer shall have the right without the prior written consent of the Trustee (i) to assign its rights and delegate its duties and obligations hereunder; provided, however, that (a) the purchaser or transferee accepting such assignment or delegation is qualified to service mortgage loans for FNMA or FHLMC, is satisfactory to the Trustee, in the exercise of its reasonable judgment, and executes and delivers to the Trustee an agreement, in form and substance reasonably satisfactory to the Trustee, which contains an assumption by such purchaser or transferee of the due and punctual performance and observance of each covenant and condition to be performed or observed by the Master Servicer hereunder from and after the date of such agreement; and (b) each applicable Rating Agency's rating of any Certificates in effect immediately prior to such assignment, sale or transfer is not reasonably likely to be qualified, downgraded or withdrawn as a result of such assignment, sale or transfer and the Certificates are not reasonably likely to be placed on credit review status by any such Rating Agency; and (ii) to delegate to, subcontract with, authorize, or appoint an affiliate of the Master Servicer to perform and carry out any duties, covenants or obligations to be performed and carried out by the Master Servicer under this Agreement and hereby agrees so to delegate, subcontract, authorize or appoint to an affiliate of the Master Servicer any duties, covenants or obligations to be performed and carried out by the Master Servicer to the extent that such duties, covenants or obligations are to be performed in any state or states in which the Master Servicer is not authorized to do business as a foreign corporation but in which the affiliate is so authorized. In no case, however, shall any permitted assignment and delegation relieve the Master Servicer of any liability to the Trustee or the Seller under this Agreement, incurred by it prior to the time that the conditions contained in clause (i) above are met.

Section 6.07.  Indemnification of Trustee and Seller by Master
               Servicer.

    The Master Servicer shall indemnify and hold harmless the Trustee and the Seller and any director, officer or agent thereof against any loss, liability or expense, including reasonable attorney's fees, arising out of, in connection with or incurred by reason of willful misfeasance, bad faith or negligence in the performance of duties of the Master Servicer under this Agreement or by reason of reckless disregard of its obligations and duties under this Agreement. Any payment pursuant to this Section made by the Master Servicer to the Trustee or the Seller shall be from such entity's own funds, without reimbursement therefor. The provisions of this Section 6.03 shall survive the termination of this Agreement.

                                   ARTICLE VII

                                     DEFAULT

Section 7.01.  Events of Default.

    In case one or more of the following Events of Default by the Master Servicer shall occur and be continuing, that is to say:

                   (i) any failure by the Master Servicer (a) to remit any funds to the Paying Agent as required by Section 4.03 or (b) to distribute or cause to be distributed to Certificateholders any payment required to be made by the Master Servicer under the terms of this Agreement which, in either case, continues unremedied for a period of three business days after the date upon which written notice of such failure, requiring the same to be remedied, shall have been given to the Master Servicer by the Trustee or to the Master Servicer and the Trustee by the holders of Certificates evidencing in the aggregate not less than 25% of the aggregate Voting Interest represented by all Certificates; or

                  (ii) any failure on the part of the Master Servicer duly to observe or perform in any material respect any other of the covenants or agreements on the part of the Master Servicer in the Certificates or in this Agreement which continues unremedied for a period of 60 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Master Servicer by the Trustee, or to the Master Servicer and the Trustee by the holders of Certificates evidencing in the aggregate not less than 25% of the aggregate Voting Interest represented by all Certificates; or

                 (iii) a decree or order of a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a trustee, conservator, receiver or liquidator in any bankruptcy, insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Master Servicer and such decree or order shall have remained in force undischarged and unstayed for a period of 60 days; or

                  (iv) the Master Servicer shall consent to the appointment of a trustee, conservator, receiver or liquidator or liquidating committee in any bankruptcy, insolvency, readjustment of debt, marshaling of assets and liabilities, voluntary liquidation or similar proceedings of or relating to the Master Servicer, or of or relating to all or substantially all of its property; or

                   (v) the Master Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency, bankruptcy or reorganization statute, make an assignment for the benefit of its creditors or voluntarily suspend payment of its obligations;

                  (vi) the Master Servicer shall be dissolved, or shall dispose of all or substantially all of its assets; or consolidate with or merge into another entity or shall permit another entity to consolidate or merge into it, such that the resulting entity does not meet the criteria for a successor servicer, as specified in Section 6.02 hereof; or

                 (vii) the Master Servicer and any  subservicer  appointed by it
         becomes   ineligible  to  service  for  both  FNMA  and  FHMLC,   which
         ineligibility continues unremedied for a period of 90 days.

then, and in each and every such case, subject to applicable law, so long as an Event of Default shall not have been remedied, either the Trustee or the holders of Certificates evidencing in the aggregate not less than 66 2/3% of the aggregate Voting Interest represented by all Certificates, by notice in writing to the Master Servicer (and to the Trustee if given by the Certificateholders) may terminate all of the rights and obligations of the Master Servicer under this Agreement and in and to the Mortgage Loans, but without prejudice to any rights which the Master Servicer may have to the aggregate Master Servicing Fees due prior to the date of transfer of the Master Servicer's responsibilities hereunder, reimbursement of expenses to the extent permitted by this Agreement, Periodic Advances and other advances of its own funds. Upon receipt by the Master Servicer of such written notice, all authority and power of the Master Servicer under this Agreement, whether with respect to the Certificates or the Mortgage Loans or otherwise, shall pass to and be vested in the Trustee pursuant to and under this Section, subject to the provisions of Section 7.05; and, without limitation, the Trustee is hereby authorized and empowered to execute and deliver, on behalf of the Master Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement or assignment of the Mortgage Loans and related documents or otherwise. The Master Servicer agrees to cooperate with the Trustee in effecting the termination of the Master Servicer's responsibilities and rights hereunder and shall promptly provide the Trustee all documents and records reasonably requested by it to enable it to assume the Master Servicer's functions hereunder and shall promptly also transfer to the Trustee all amounts which then have been or should have been deposited in the Certificate Account by the Master Servicer or which are thereafter received by the Master Servicer with respect to the Mortgage Loans.

Section 7.02.  Other Remedies of Trustee.

    During the continuance of any Event of Default, so long as such Event of Default shall not have been remedied, the Trustee, in addition to the rights specified in Section 7.01, shall have the right, in its own name as trustee of an express trust, to take all actions now or hereafter existing at law, in equity or by statute to enforce its rights and remedies and to protect the interests, and enforce the rights and remedies, of the Certificateholders (including the institution and prosecution of all judicial, administrative and other proceedings and the filing of proofs of claim and debt in connection therewith). Except as otherwise expressly provided in this Agreement, no remedy provided for by this Agreement shall be exclusive of any other remedy, and each and every remedy shall be cumulative and in addition to any other remedy and no delay or omission to exercise any right or remedy shall impair any such right or remedy or shall be deemed to be a waiver of any Event of Default.

Section 7.03.  Directions by Certificateholders and
               Duties of Trustee During Event of Default.

    During the continuance of any Event of Default, Holders of Certificates evidencing in the aggregate not less than 25% of the aggregate Voting Interest represented by all Certificates may direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Agreement; provided, however, that the Trustee shall be under no obligation to pursue any such remedy, or to exercise any of the trusts or powers vested in it by this agreement (including, without limitation, (i) the conducting or defending of any administrative action or litigation hereunder or in relation hereto and (ii) the terminating of the Master Servicer from its rights and duties as servicer hereunder) at the request, order or direction of any of the Certificateholders, unless such Certificateholders shall have offered to the Trustee reasonable security or indemnity against the cost, expenses and liabilities which may be incurred therein or thereby and, provided further, that, subject to the provisions of Section 8.01, the Trustee shall have the right to decline to follow any such direction if the Trustee, in accordance with an Opinion of Counsel, determines that the action or proceeding so directed may not lawfully be taken or if the Trustee in good faith determines that the action or proceeding so directed would involve it in personal liability or be unjustly prejudicial to the nonassenting Certificateholders.

Section 7.04.  Action upon Certain Failures of the
               Master Servicer and upon Event of Default.

    In the event that the Trustee shall have knowledge of any failure of the Master Servicer specified in Section 7.01(i) or (ii) which would become an Event of Default upon the Master Servicer's failure to remedy the same after notice, the Trustee may, but need not if the Trustee deems it not in the Certificateholders' best interest, give notice thereof to the Master Servicer. For all purposes of this Agreement, in the absence of actual knowledge by a corporate trust officer of the Trustee, the Trustee shall not be deemed to have knowledge of any failure of the Master Servicer as specified in Section 7.01(i) and (ii) or any Event of Default unless notified thereof in writing by the Master Servicer or by a Certificateholder.

Section 7.05.  Trustee to Act; Appointment of Successor.

    When the Master Servicer receives notice of termination  pursuant to Section
7.01 or the Trustee receives the resignation of the Master Servicer evidenced by an Opinion of Counsel pursuant to Section 6.04, the Trustee shall be the successor in all respects to the Master Servicer in its capacity as master servicer under this Agreement and the transactions set forth or provided for herein and shall have the rights and powers and be subject to all the responsibilities, duties and liabilities relating thereto placed on the Master Servicer by the terms and provisions hereof and in its capacity as such successor shall have the same limitation of liability herein granted to the Master Servicer. In the event that the Trustee is succeeding to the Master Servicer as the Master Servicer, as compensation therefor, the Trustee shall be entitled to receive monthly such portion of the Master Servicing Fee, together with such other servicing compensation as is agreed to at such time by the Trustee and the Master Servicer, but in no event more than 25% thereof until the date of final cessation of the Master Servicer's servicing activities hereunder. Notwithstanding the above, the Trustee may, if it shall be unwilling to so act, or shall, if it is unable to so act or to obtain a qualifying bid as described below, appoint, or petition a court of competent jurisdiction to appoint, any housing and home finance institution, bank or mortgage servicing institution having a net worth of not less than $10,000,000 and meeting such other standards for a successor servicer as are set forth herein, as the successor to the Master Servicer hereunder in the assumption of all or any part of the responsibilities, duties or liabilities of the Master Servicer hereunder; provided, however, that until such a successor master servicer is appointed and has assumed the responsibilities, duties and liabilities of the Master Servicer hereunder, the Trustee shall continue as the successor to the Master Servicer as provided above. The compensation of any successor master servicer so appointed shall not exceed the compensation specified in Section 6.05 hereof. In the event the Trustee is required to solicit bids as provided above, the Trustee shall solicit, by public announcement, bids from housing and home finance institutions, banks and mortgage servicing institutions meeting the qualifications set forth in the preceding sentence for the purchase of the master servicing functions. Such public announcement shall specify that the successor master servicer shall be entitled to the full amount of the Master Servicing Fee as compensation together with the other servicing compensation in the form of late reporting fees or otherwise as provided in Section 6.05. Within 30 days after any such public announcement, the Trustee shall negotiate and effect the sale, transfer and assignment of the master servicing rights and responsibilities hereunder to the qualified party submitting the highest qualifying bid. The Trustee shall deduct all costs and expenses of any public announcement and of any sale, transfer and assignment of the servicing rights and responsibilities hereunder from any sum received by the Trustee from the successor to the Master Servicer in respect of such sale, transfer and assignment. After such deductions, the remainder of such sum shall be paid by the Trustee to the Master Servicer at the time of such sale, transfer and assignment to the Master Servicer's successor. The Trustee and such successor shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession. The Master Servicer agrees to cooperate with the Trustee and any successor servicer in effecting the termination of the Master Servicer's servicing responsibilities and rights hereunder and shall promptly provide the Trustee or such successor master servicer, as applicable, all documents and records reasonably requested by it to enable it to assume the Master Servicer's function hereunder and shall promptly also transfer to the Trustee or such successor master servicer, as applicable, all amounts which then have been or should have been deposited in the Certificate Account by the Master Servicer or which are thereafter received by the Master Servicer with respect to the Mortgage Loans. Neither the Trustee nor any other successor master servicer shall be deemed to be in default hereunder by reason of any failure to make, or any delay in making, any distribution hereunder or any portion thereof caused by
(i) the failure of the Master Servicer to deliver, or any delay in delivering, cash, documents or records to it, or (ii) restrictions imposed by any regulatory authority having jurisdiction over the Master Servicer. Notwithstanding anything to the contrary contained in Section 7.01 above or this Section 7.05, the Master Servicer shall retain all of its rights and responsibilities hereunder, and no successor (including the Trustee) shall succeed thereto, if the assumption thereof by such successor would cause the rating assigned to any Certificates to be revoked, downgraded or placed on credit review status (other than for possible upgrading) by either Rating Agency and the retention thereof by the Master Servicer would avert such revocation, downgrading or review.

Section 7.06.  Notification to Certificateholders.

    Upon any termination of the Master Servicer or appointment of a successor master servicer, in each case as provided herein, the Trustee shall give prompt written notice thereof to Certificateholders at their respective addresses appearing in the Certificate Register. The Trustee shall also, within 45 days after the occurrence of any Event of Default known to the Trustee, give written notice thereof to Certificateholders at their respective addresses appearing in the Certificate Register, unless such Event of Default shall have been cured or waived within said 45 day period.

                                  ARTICLE VIII

                             CONCERNING THE TRUSTEE

Section 8.01.  Duties of Trustee.

    The Trustee, prior to the occurrence of an Event of Default and after the curing of all Events of Default which may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in this Agreement. In case an Event of Default has occurred (which has not been cured), the Trustee, subject to the provisions of Sections 7.01, 7.03, 7.04 and 7.05, shall exercise such of the rights and powers vested in it by this Agreement, and use the same degree of care and skill in its exercise as a prudent investor would exercise or use under the circumstances in the conduct of such investor's own affairs.

    The Trustee, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Trustee which are specifically required to be furnished pursuant to any provision of this Agreement, shall examine them to determine whether they are in the form required by this Agreement; provided, however, that the Trustee shall not be responsible for the accuracy or content of any certificate, statement, instrument, report, notice or other document furnished by the Servicers pursuant to Articles III, IV and IX.

    No provision of this Agreement shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own willful misconduct; provided, however, that:

                   (i) Prior to the occurrence of an Event of Default and after the curing of all such Events of Default which may have occurred, the duties and obligations of the Trustee shall be determined solely by the express provisions of this Agreement, the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Trustee and, in the absence of bad faith on the part of the Trustee, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee and conforming to the requirements of this Agreement;

                  (ii) The Trustee shall not be personally liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of holders of Certificates which evidence in the aggregate not less than 25% of the Voting Interest represented by all Certificates relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee under this Agreement; and

                 (iii) the Trustee shall not be liable for any error of judgment made in good faith by any of its Responsible Officers, unless it shall be proved that the Trustee or such Responsible Officer was negligent in ascertaining the pertinent facts.

    None of the provisions contained in this Agreement shall require the Trustee or to expend or risk its own funds or otherwise incur personal financial liability in the performance of any of its duties hereunder or in the exercise of any of its rights or powers if there is reasonable ground for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

Section 8.02.  Certain Matters Affecting the Trustee.

    Except as otherwise provided in Section 8.01:

                   (i) The Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, Officers' Certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

                  (ii) The Trustee may consult with counsel, and any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such Opinion of Counsel;

                 (iii) The Trustee shall not be personally liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement; and

                  (iv) The Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys.

Section 8.03.  Trustee Not Required to Make Investigation.

    Prior to the occurrence of an Event of Default hereunder and after the curing of all Events of Default which may have occurred, the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond, Mortgage, Mortgage Note or other paper or document (provided the same appears regular on its face), unless requested in writing to do so by holders of Certificates evidencing in the aggregate not less than 51% of the Voting Interest represented by all Certificates; provided, however, that if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Agreement, the Trustee may require reasonable indemnity against such expense or liability as a condition to so proceeding. The reasonable expense of every such investigation shall be paid by the Master Servicer or, if paid by the Trustee, shall be repaid by the Master Servicer upon demand.

Section 8.04.  Trustee Not Liable for Certificates or Mortgage
               Loans.

    The recitals contained herein and in the Certificates (other than the certificate of authentication on the Certificates) shall be taken as the statements of the Seller, and Trustee assumes no responsibility as to the correctness of the same. The Trustee makes no representation for the correctness of the same. The Trustee makes no representation as to the validity or sufficiency of this Agreement or of the Certificates or of any Mortgage Loan or related document. Subject to Section 2.04, the Trustee shall not be accountable for the use or application by the Seller of any of the Certificates or of the proceeds of such Certificates, or for the use or application of any funds paid to the Master Servicer in respect of the Mortgage Loans deposited into the Certificate Account by the Master Servicer or, in its capacity as trustee, for investment of any such amounts.

Section 8.05.   Trustee May Own Certificates.

    The Trustee and any agent thereof, in its individual or any other capacity, may become the owner or pledgee of Certificates with the same rights it would have if it were not Trustee or such agent.

Section 8.06.   The Master Servicer to Pay Fees and Expenses.

    The Master Servicer covenants and agrees to pay to the Trustee from time to time, and the Trustee shall be entitled to receive, reasonable compensation (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust) for all services rendered by it in the execution of the trusts hereby created and in the exercise and performance of any of the powers and duties hereunder of the Trustee and the Master Servicer will pay or reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by it in accordance with any of the provisions of this Agreement (including the reasonable compensation and the expenses and disbursements of its counsel and of all persons not regularly in its employ) except any such expense, disbursement, or advance as may arise from its negligence or bad faith.

Section 8.07.   Eligibility Requirements.

    The Trustee hereunder shall at all times (i) be a corporation or association having its principal office in a state and city acceptable to the Seller, organized and doing business under the laws of such state or the United States of America, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000, or shall be a member of a bank holding system, the aggregate combined capital and surplus of which is at least $50,000,000, provided that its separate capital and surplus shall at all times be at least the amount specified in Section 310(a)(2) of the Trust Indenture Act of 1939, (ii) be subject to supervision or examination by federal or state authority and (iii) have a credit rating or be otherwise acceptable to the Rating Agencies such that neither of the Rating Agencies would reduce their respective then current ratings of the Certificates (or have provided such security from time to time as is sufficient to avoid such reduction) as evidenced in writing by each Rating Agency. If such corporation or association publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section the combined capital and surplus of such corporation or association shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, the Trustee shall resign immediately in the manner and with the effect specified in Section 8.08.

Section 8.08.   Resignation and Removal.

    The Trustee may at any time resign and be discharged from the trust hereby created by giving written notice of resignation to the Master Servicer, such resignation to be effective upon the appointment of a successor trustee. Upon receiving such notice of resignation, the Master Servicer shall promptly appoint a successor trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning entity and one copy to its successor. If no successor trustee shall have been appointed and have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor trustee.

    If at any time the Trustee shall cease to be eligible in accordance with the provisions of Section 8.07 and shall fail to resign after written request for its resignation by the Master Servicer, or if at any time the Trustee shall become incapable of acting, or an order for relief shall have been entered in any bankruptcy or insolvency proceeding with respect to such entity, or a receiver of such entity or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of the property or affairs of the Trustee for the purpose of rehabilitation, conversion or liquidation, or the Master Servicer shall deem it necessary in order to change the situs of the Trust Estate for state tax reasons, then the Master Servicer shall remove the Trustee and appoint a successor trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the Trustee so removed and one copy to the successor trustee.

    The Holders of Certificates evidencing in the aggregate not less than 51% of the Voting Interests represented by all Certificates (except that any
Certificate registered in the name of the Seller, the Master Servicer or any affiliate thereof will not be taken into account in determining whether the requisite Voting Interests has been obtained) may at any time remove the Trustee and appoint a successor by written instrument or instruments, in triplicate, signed by such holders or their attorneys-in-fact duly authorized, one complete set of which instruments shall be delivered to the Master Servicer, one complete set of which shall be delivered to the entity or entities so removed and one complete set of which shall be delivered to the successor so appointed.

    Any resignation or removal of the Trustee and appointment of a successor pursuant to any of the provisions of this Section shall become effective upon acceptance of appointment by the successor as provided in Section 8.09.

Section 8.09.  Successor.

    Any successor trustee appointed as provided in Section 8.08 shall execute, acknowledge and deliver to the Master Servicer and to its predecessor trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor trustee shall become effective, and such successor, without any further act, deed or reconveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with like effect as if originally named as trustee herein. The predecessor trustee shall deliver to its successor all Owner Mortgage Loan Files and related documents and statements held by it hereunder (other than any Owner Mortgage Loan Files at the time held by a Custodian, which Custodian shall become the agent of any successor trustee hereunder), and the Seller, the Master Servicer and the predecessor entity shall execute and deliver such instruments and do such other things as may reasonably be required for more fully and certainly vesting and confirming in the successor trustee all such rights, powers, duties and obligations. No successor shall accept appointment as provided in this Section unless at the time of such acceptance such successor shall be eligible under the provisions of Section 8.07

    Upon acceptance of appointment by a successor as provided in this Section, the Master Servicer shall mail notice of the succession of such trustee hereunder to all Holders of Certificates at their addresses as shown in the Certificate Register. If the Master Servicer fails to mail such notice within ten days after acceptance of the successor trustee, the successor trustee shall cause such notice to be mailed at the expense of the Master Servicer.

Section 8.10.  Merger or Consolidation.

    Any Person into which the Trustee may be merged or converted or with which it may be consolidated, to which it may sell or transfer its corporate trust business and assets as a whole or substantially as a whole or any Person resulting from any merger, sale, transfer, conversion or consolidation to which the Trustee shall be a party, or any Person succeeding to the business of such entity, shall be the successor of the Trustee hereunder; provided, however, that
(i) such Person shall be eligible under the provisions of Section 8.07, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding, and (ii) the Trustee shall deliver an Opinion of Counsel to the Seller and the Master Servicer to the effect that such merger, consolidation, sale or transfer will not subject the REMIC to federal, state or local tax or cause the REMIC to not qualify as a REMIC, which Opinion of Counsel shall be at the sole expense of the Trustee.

Section 8.11.  Authenticating Agent.

    The Trustee may appoint an Authenticating Agent, which shall be authorized to act on behalf of the Trustee in authenticating Certificates. Wherever reference is made in this Agreement to the authentication of Certificates by the Trustee or the Trustee's countersignature, such reference shall be deemed to include authentication on behalf of the Trustee by the Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by the Authenticating Agent. The Authenticating Agent must be acceptable to the Seller and the Master Servicer and must be a corporation organized and doing business under the laws of the United States of America or of any state, having a principal office and place of business in a state and city acceptable to the Seller and the Master Servicer, having a combined capital and surplus of at least $15,000,000, authorized under such laws to do a trust business and subject to supervision or examination by federal or state authorities.

    Any corporation into which the Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Authenticating Agent shall be a party, or any corporation succeeding to the corporate agency business of the Authenticating Agent, shall be the Authenticating Agent without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.

    The Authenticating Agent may at any time resign by giving at least 30 days' advance written notice of resignation to the Trustee, the Seller and the Master Servicer. The Trustee may at any time terminate the agency of the Authenticating Agent by giving written notice thereof to the Authenticating Agent, the Seller and the Master Servicer. Upon receiving a notice of resignation or upon such a termination, or in case at any time the Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section 8.11, the Trustee promptly shall appoint a successor Authenticating Agent, which shall be acceptable to the Master Servicer, and shall give written notice of such appointment to the Seller, and shall mail notice of such appointment to all Certificateholders. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers, duties and responsibilities of its predecessor hereunder, with like effect as if originally named as Authenticating Agent herein. No successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section 8.11.

    The Authenticating Agent shall have no responsibility or liability for any action taken by it as such at the direction of the Trustee. Any reasonable compensation paid to the Authenticating Agent shall be a reimbursable expense under Section 8.06.

Section 8.12.  Separate Trustees and Co-Trustees.

    The Trustee shall have the power from time to time to appoint one or more persons or corporations to act either as co-trustees jointly with the Trustee, or as separate trustees, for the purpose of holding title to, foreclosing or otherwise taking action with respect to any Mortgage Loan outside the state where the Trustee has its principal place of business, where such separate trustee or co-trustee is necessary or advisable (or the Trustee is advised by the Master Servicer that such separate trustee or co-trustee is necessary or advisable) under the laws of any state in which a Mortgaged Property is located or for the purpose of otherwise conforming to any legal requirement, restriction or condition in any state in which a Mortgaged Property is located or in any state in which any portion of the Trust Estate is located. The Master Servicer shall advise the Trustee when, in its good faith opinion, a separate trustee or co-trustee is necessary or advisable as aforesaid. The separate trustees or co-trustees so appointed shall be trustees for the benefit of all of the Certificateholders and shall have such powers, rights and remedies as shall be specified in the instrument of appointment; provided, however, that no such appointment shall, or shall be deemed to, constitute the appointee an agent of the Trustee. The Seller and the Master Servicer shall join in any such appointment, but such joining shall not be necessary for the effectiveness of such appointment.

    Every separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

                  (i) all powers, duties, obligations and rights conferred upon the Trustee, in respect of the receipt, custody and payment of moneys shall be exercised solely by the Trustee;

                  (ii) all other rights, powers, duties and obligations conferred or imposed upon the Trustee shall be conferred or imposed upon and exercised or performed by the Trustee and such separate trustee or co-trustee jointly, except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed (whether as Trustee hereunder or as successor to the Master Servicer hereunder) the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust Estate or any portion thereof in any such jurisdiction) shall be exercised and performed by such separate trustee or co-trustee;

                  (iii) no separate trustee or co-trustee hereunder shall be personally liable by reason of any act or omission of any other separate trustee or co-trustee hereunder; and

                  (iv) the Trustee may at any time accept the resignation of or remove any separate trustee or co-trustee so appointed by it, if such resignation or removal does not violate the other terms of this Agreement.

    Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee, co-trustee, or custodian shall refer to this Agreement and the conditions of this Article. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee, or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Every such instrument shall be furnished to the Trustee.

    Any separate trustee, co-trustee, or custodian may, at any time, constitute the Trustee, its agent or attorney-in-fact, with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee to the extent permitted by law, without the appointment of a new or successor trustee.

    No separate trustee or co-trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under Section 8.07 hereunder and no notice to Certificateholders of the appointment thereof shall be required under
Section 8.09 hereof.

    The Trustee agrees to instruct its co-trustees, if any, to the extent necessary to fulfill such entity's obligations hereunder.

    The Master Servicer shall pay the reasonable compensation of the co-trustees to the extent, and in accordance with the standards, specified in Section 8.06 hereof.

Section 8.13.  Appointment of Custodians.

    The Trustee may at any time on or after the Closing Date, with the consent of the Master Servicer and the Seller, appoint one or more Custodians to hold all or a portion of the Owner Mortgage Loan Files as agent for the Trustee, by entering into a Custodial Agreement. Subject to this Article VIII, the Trustee agrees to comply with the terms of each Custodial Agreement and to enforce the terms and provisions thereof against the Custodian for the benefit of the Certificateholders. Each Custodian shall be a depository institution subject to supervision by federal or state authority, shall have a combined capital and surplus of at least $10,000,000 and shall be qualified to do business in the jurisdiction in which it holds any Owner Mortgage Loan File. Each Custodial Agreement may be amended only as provided in Section 10.01(a).

Section 8.14.  Tax Matters; Compliance with REMIC Provisions.

     (a) Each of the Trustee and the Master Servicer covenants and agrees that it shall perform its duties hereunder in a manner consistent with the REMIC Provisions and shall not knowingly take any action or fail to take any action that would (i) affect the determination of the Trust Estate's status as a REMIC; or (ii) cause the imposition of any federal, state or local income, prohibited transaction, contribution or other tax on either the REMIC or the Trust Estate. The Master Servicer, or, in the case of any action required by law to be performed directly by the Trustee, the Trustee, shall (i) prepare or cause to be prepared, timely cause to be signed by the Trustee and file or cause to be filed annual federal and applicable state and local income tax returns using a calendar year as the taxable year for the REMIC and the accrual method of accounting; (ii) in the first such federal tax return, make, or cause to be made, elections satisfying the requirements of the REMIC Provisions, on behalf of the Trust Estate, to treat the Trust Estate as a REMIC; (iii) prepare, execute and forward, or cause to be prepared, executed and forwarded, to the Certificateholders all information reports or tax returns required with respect to the REMIC, as and when required to be provided to the Certificateholders, and to the Internal Revenue Service and any other relevant governmental taxing authority in accordance with the REMIC Provisions and any other applicable federal, state or local laws, including without limitation information reports relating to "original issue discount" and "market discount" as defined in the Code based upon the issue prices, prepayment assumption and cash flows provided by the Seller to the Trustee and calculated on a monthly basis by using the issue price of the Certificates; (iv) make available information necessary for the application of any tax imposed on transferors of residual interests to "disqualified organizations" (as defined in the REMIC Provisions); (v) file Forms SS-4 and 8811 and respond to inquiries by Certificateholders or their nominees concerning information returns, reports or tax returns; (vi) maintain (or cause to be maintained by the Servicers) such records relating to the REMIC, including but not limited to the income, expenses, individual Mortgage Loans (including REO Mortgage Loans, other assets and liabilities of the REMIC, and the fair market value and adjusted basis of the REMIC property determined at such intervals as may be required by the Code, as may be necessary to prepare the foregoing returns or information reports; (vii) exercise reasonable care not to allow the creation of any "interests" in the REMIC within the meaning of Code
Section 860D(a)(2) other than the interests represented by the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-7, Class A-8, Class A-9, Class A-10, Class A-11, Class A-12, Class A-13, Class A-14, Class A-15, Class A-PO and Class A-R Certificates, the Class M Certificates and the Class B-l, Class B-2, Class B-3, Class B-4 and Class B-5 Certificates; (viii) exercise reasonable care not to allow the occurrence of any "prohibited transactions" within the meaning of Code Section 860F(a), unless the Master Servicer shall have provided an Opinion of Counsel to the Trustee that such occurrence would not (a) result in a taxable gain, (b) otherwise subject either the Trust Estate or the REMIC to tax or (c) cause the Trust Estate to fail to qualify as a REMIC;
(ix) exercise reasonable care not to allow the REMIC to receive income from the performance of services or from assets not permitted under the REMIC Provisions to be held by a REMIC; (x) pay (on behalf of the REMIC) the amount of any federal income tax, including, without limitation, prohibited transaction taxes, taxes on net income from foreclosure property, and taxes on certain contributions to a REMIC after the Startup Day, imposed on the REMIC when and as the same shall be due and payable (but such obligation shall not prevent the Master Servicer or any other appropriate Person from contesting any such tax in appropriate proceedings and shall not prevent the Master Servicer from withholding or depositing payment of such tax, if permitted by law, pending the outcome of such proceedings); and (xi) if required or permitted by the Code and applicable law, act as "tax matters person" for the REMIC within the meaning of Treasury Regulations Section 1.860F-4(d), and the Master Servicer is hereby designated as agent of the Class A-R Certificateholder for such purpose (or if the Master Servicer is not so permitted, the Holder of the Class A-R Certificate shall be tax matters person in accordance with the REMIC Provisions). The Master Servicer shall be entitled to be reimbursed pursuant to Section 3.02 for any taxes paid by it pursuant to clause (x) of the preceding sentence, except to the extent that such taxes are imposed as a result of the bad faith, willful misfeasance or gross negligence of the Master Servicer in the performance of its obligations hereunder. The Trustee shall sign the tax returns referred to in clause (i) of the second preceding sentence.

     In order to enable the Master Servicer or the Trustee, as the case may be, to perform its duties as set forth above, the Seller shall provide, or cause to be provided, to the Master Servicer within ten days after the Closing Date all information or data that the Master Servicer determines to be relevant for tax purposes to the valuations and offering prices of the Certificates, including, without limitation, the price, yield, prepayment assumption and projected cash flows of each Class and Subclass of Certificates and the Mortgage Loans in the aggregate. Thereafter, the Seller shall provide to the Master Servicer or the Trustee, as the case may be, promptly upon request therefor, any such additional information or data that the Master Servicer or the Trustee, as the case may be, may from time to time, request in order to enable the Master Servicer to perform its duties as set forth above. The Seller hereby indemnifies the Master Servicer and the Trustee for any losses, liabilities, damages, claims or expenses of the Master Servicer or the Trustee arising from any errors or miscalculations by the Master Servicer or the Trustee pursuant to this Section that result from any failure of the Seller to provide, or to cause to be provided, accurate information or data to the Master Servicer or the Trustee, as the case may be, on a timely basis. The Master Servicer hereby indemnifies the Seller and the Trustee for any losses, liabilities, damages, claims or expenses of the Seller or the Trustee arising from the Master Servicer's willful misfeasance, bad faith or gross negligence in preparing any of the federal, state and local tax returns of the REMIC as described above. In the event that the Trustee prepares any of the federal, state and local tax returns of the REMIC as described above, the Trustee hereby indemnifies the Seller and the Master Servicer for any losses, liabilities, damages, claims or expenses of the Seller or the Master Servicer arising from the Trustee's willful misfeasance, bad faith or negligence in connection with such preparation.

    (b) Notwithstanding anything in this Agreement to the contrary, each of the Master Servicer and the Trustee shall pay from its own funds, without any right of reimbursement therefor, the amount of any costs, liabilities and expenses incurred by the Trust Estate (including, without limitation, any and all federal, state or local taxes, including taxes imposed on "prohibited transactions" within the meaning of the REMIC Provisions) if and to the extent that such costs, liabilities and expenses arise from a failure of the Master Servicer or the Trustee to perform its obligations under this Section 8.14.

Section 8.15.  Monthly Advances.

    In the event that Norwest Mortgage fails to make a Periodic Advance required to be made pursuant to the Norwest Servicing Agreement on or before the Distribution Date, the Trustee shall make a Periodic Advance as required by
Section 3.03 hereof; provided, however, the Trustee shall not be required to make such Periodic Advances if prohibited by law or if it determines that such Periodic Advance would be a Nonrecoverable Advance. With respect to those Periodic Advances which should have been made by Norwest Mortgage, the Trustee shall be entitled, pursuant to Section 3.02(a)(i), (ii) or (v) hereof, to be reimbursed from the Certificate Account for Periodic Advances and Nonrecoverable Advances made by it.

                              ARTICLE IX

                             TERMINATION

Section 9.01.  Termination upon Purchase by the
               Seller or Liquidation of All Mortgage Loans.

    Subject to Section 9.02, the respective obligations and responsibilities of the Seller, the Master Servicer and the Trustee created hereby (other than the obligation of the Trustee to make certain payments after the Final Distribution Date to Certificateholders and the obligation of the Master Servicer to send certain notices as hereinafter set forth and the tax reporting obligations under Sections 4.05 and 8.14 hereof) shall terminate upon the last action required to be taken by the Trustee on the Final Distribution Date pursuant to this Article IX following the earlier of (i) the purchase by the Seller of all Mortgage Loans and all property acquired in respect of any Mortgage Loan remaining in the Trust Estate at a price equal to the sum of (x) 100% of the unpaid principal balance of each Mortgage Loan (other than any REO Mortgage Loan) as of the Final Distribution Date, and (y) the fair market value of the Mortgaged Property related to any REO Mortgage Loan (as determined by the Master Servicer as of the close of business on the third Business Day next preceding the date upon which notice of any such termination is furnished to Certificateholders pursuant to the third paragraph of this Section 9.01), plus any accrued and unpaid interest through the last day of the month preceding the month of such purchase at the applicable Mortgage Interest Rate less any Fixed Retained Yield on each Mortgage Loan (including any REO Mortgage Loan) and (ii) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust Estate (including for this purpose the discharge of any Mortgagor under a defaulted Mortgage Loan on which a Servicer is not obligated to foreclose due to environmental impairment) or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan; provided, however, that in no event shall the trust created hereby continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the Court of St. James, living on the date hereof.

    The right of the Seller to purchase all the assets of the Trust Estate pursuant to clause (i) of the preceding paragraph are subject to Section 9.02 and conditioned upon the Pool Scheduled Principal Balance of the Mortgage Loans as of the Final Distribution Date being less than the amount set forth in
Section 11.23. In the case of any purchase by the Seller pursuant to said clause
(i),  the Seller  shall  provide to the  Trustee the  certification  required by
Section 3.04 and the Trustee and the Custodian shall, promptly following payment of the purchase price, release to the Seller the Owner Mortgage Loan Files pertaining to the Mortgage Loans being purchased.

    Notice of any termination, specifying the Final Distribution Date (which shall be a date that would otherwise be a Distribution Date) upon which the Certificateholders may surrender their Certificates to the Trustee for payment of the final distribution and cancellation, shall be given promptly by the Master Servicer (if it is exercising its right to purchase the assets of the
Trust Estate) or by the Trustee (in any other case) by letter to Certificateholders mailed not earlier than the 15th day of the month preceding the month of such final distribution and not later than the twentieth day of the month of such final distribution specifying (A) the Final Distribution Date upon which final payment of the Certificates will be made upon presentation and surrender of Certificates at the office or agency of the Trustee therein designated, (B) the amount of any such final payment and (C) that the Record Date otherwise applicable to such Distribution Date is not applicable, payments being made (except in the case of any Class A Certificate surrendered on a prior Distribution Date pursuant to Section 4.01) only upon presentation and surrender of the Certificates at the office or agency of the Trustee therein specified. If the Master Servicer is obligated to give notice to Certificateholders as aforesaid, it shall give such notice to the Trustee and the Certificate Registrar at the time such notice is given to Certificateholders. In the event such notice is given by the Master Servicer, the Master Servicer shall deposit in the Certificate Account on or before the Final Distribution Date in immediately available funds an amount equal to the purchase price for the assets of the Trust Estate computed as above provided. Failure to give notice of termination as described herein shall not entitle a Certificateholder to any interest beyond the interest payable on the Final Distribution Date.

    Upon presentation and surrender of the Certificates, the Trustee shall cause to be distributed to Certificateholders on the Final Distribution Date in proportion to their respective Percentage Interests an amount equal to (i) as to the Subclasses of Class A Certificates, the respective Class A Subclass Principal Balance together with any related Class A Subclass Unpaid Interest Shortfall and one month's interest in an amount equal to the respective Class A Subclass Interest Accrual Amount, (ii) as to the Class M Certificates, the Class M Principal Balance together with any related Class M Unpaid Interest Shortfall and one month's interest at the Class M Pass-Through Rate on the Class M Principal Balance, (iii) as to the Subclasses of Class B Certificates, the respective Class B Subclass Principal Balance together with any related Class B Subclass Unpaid Interest Shortfall and one month's interest in an amount equal to the respective Class B Subclass Interest Accrual Amount and (iv) as to the Class A-R Certificate, the amounts, if any, which remain on deposit in the Certificate Account (other than amounts retained to meet claims) after application pursuant to clauses (i), (ii) and (iii) above and payment to the Master Servicer of any amounts it is entitled as reimbursement or otherwise hereunder. Notwithstanding the foregoing, if the price paid pursuant to clause
(i) of the first paragraph of this Section 9.01, after reimbursement to the Servicers, the Master Servicer and the Trustee of any Periodic Advances, is insufficient to pay in full the amounts set forth in clauses (i), (ii) and (iii) of this paragraph, then any shortfall in the amount available for distribution to Certificateholders shall be allocated in reduction of the amounts otherwise distributable on the Final Distribution Date in the same manner as Realized Losses are allocated pursuant to Sections 4.02(b) and 4.02(g) hereof. Such distribution on the Final Distribution Date shall be in lieu of the distribution otherwise required to be made on such Distribution Date in respect of each Class of Certificates.

    In the event that all of the Certificateholders shall not surrender their Certificates for final payment and cancellation within three months following the Final Distribution Date, the Trustee shall on such date cause all funds, if any, in the Certificate Account not distributed in final distribution to
Certificateholders to be withdrawn therefrom and credited to the remaining Certificateholders by depositing such funds in a separate escrow account for the benefit of such Certificateholders, and the Master Servicer (if it exercised its right to purchase the assets of the Trust Estate) or the Trustee (in any other case) shall give a second written notice to the remaining Certificateholders to surrender their Certificates for cancellation and receive the final distribution with respect thereto. If within three months after the second notice all the Certificates shall not have been surrendered for cancellation, the Trustee may take appropriate steps, or may appoint an agent to take appropriate steps, to contact the remaining Certificateholders concerning surrender of their Certificates, and the cost thereof shall be paid out of the funds on deposit in such escrow account.

Section 9.02.  Additional Termination Requirements.

    In the event of a termination of the Trust Estate upon the exercise by the Seller of its purchase option as provided in Section 9.01, the Trust Estate shall be terminated in accordance with the following additional requirements, unless the Trustee has received an Opinion of Counsel to the effect that any other manner of termination (i) will constitute a "qualified liquidation" of the Trust Estate within the meaning of Code Section 860F(a)(4)(A) and (ii) will not subject the REMIC to federal tax or cause the Trust Estate to fail to qualify as a REMIC at any time that any Certificates are outstanding:

                   (i) The notice  given by the Master  Servicer  under  Section
         9.01 shall provide that such notice constitutes the adoption of a plan of complete liquidation of the REMIC as of the date of such notice (or, if earlier, the date on which the first such notice is mailed to Certificateholders). The Master Servicer shall also specify such date in a statement attached to the final tax return of the REMIC; and

                  (ii) At or after the time of adoption of such a plan of complete liquidation and at or prior to the Final Distribution Date, the Trustee shall sell all of the assets of the Trust Estate to the Seller for cash at the purchase price specified in Section 9.01 and shall distribute such cash within 90 days of such adoption in the manner specified in Section 9.01.

                              ARTICLE X

                       MISCELLANEOUS PROVISIONS

Section 10.01. Amendment.

    (a) This Agreement or any Custodial Agreement may be amended from time to time by the Seller, the Master Servicer and the Trustee, without the consent of any of the Certificateholders, (i) to cure any ambiguity or mistake, (ii) to correct or supplement any provisions herein or therein which may be inconsistent with any other provisions herein or therein, (iii) to modify, eliminate or add to any of its provisions to such extent as shall be necessary to maintain the qualification of the Trust Estate as a REMIC at all times that any Certificates are outstanding or to avoid or minimize the risk of the imposition of any federal tax on the Trust Estate or the REMIC pursuant to the Code that would be a claim against the Trust Estate, provided that (a) the Trustee has received an Opinion of Counsel to the effect that such action is necessary or desirable to maintain such qualification or to avoid or minimize the risk of the imposition of any such tax and (b) such action shall not, as evidenced by such Opinion of Counsel, adversely affect in any material respect the interests of any Certificateholder, (iv) to change the timing and/or nature of deposits into the Certificate Account provided that (a) such change shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of any Certificateholder and (b) such change shall not adversely affect the then-current rating of the Certificates as evidenced by a letter from each Rating Agency to such effect, (v) to modify, eliminate or add to the provisions of Section 5.02 or any other provisions hereof restricting transfer of the Certificates, provided that the Master Servicer for purposes of Section 5.02 has determined in its sole discretion that any such modifications to this Agreement will neither adversely affect the rating on the Certificates nor give rise to a risk that either the Trust Estate or the REMIC or any of the Certificateholders will be subject to a tax caused by a transfer to a non-permitted transferee and
(vi) to make any other provisions with respect to matters or questions arising under this Agreement or such Custodial Agreement which shall not be materially inconsistent with the provisions of this Agreement, provided that such action shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of any Certificateholder.

    This Agreement or any Custodial Agreement may also be amended from time to time by the Seller, the Master Servicer and the Trustee with the consent of the Holders of Certificates evidencing in the aggregate not less than 66-2/3% of the aggregate Voting Interests of each Class or Subclass of Certificates affected thereby for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or such Custodial Agreement or of modifying in any manner the rights of the Holders of Certificates of such Class or Subclass; provided, however, that no such amendment shall (i) reduce in any manner the amount of, or delay the timing of, payments received on Mortgage Loans which are required to be distributed on any Certificate without the consent of the Holder of such Certificate, (ii) adversely affect in any material respect the interest of the Holders of Certificates of any Class or Subclass in a manner other than as described in clause (i) hereof without the consent of Holders of Certificates of such Class or Subclass evidencing, as to such Class or Subclass, Voting Interests aggregating not less than 66-2/3% or (iii) reduce the aforesaid percentage of Certificates of any Class or Subclass the Holders of which are required to consent to any such amendment, without the consent of the Holders of all Certificates of such Class or Subclass then outstanding.

    Notwithstanding any contrary provision of this Agreement, the Trustee shall not consent to any amendment to this Agreement unless it shall have first received an Opinion of Counsel to the effect that such amendment will not subject the REMIC to tax or cause the Trust Estate to fail to qualify as a REMIC at any time that any Certificates are outstanding.

    Promptly after the execution of any amendment requiring the consent of Certificateholders, the Trustee shall furnish written notification of the substance of such amendment to each Certificateholder.

    It shall not be necessary for the consent of  Certificateholders  under this
Section 10.01(a) to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable regulations as the Trustee may prescribe.

    (b) Notwithstanding any contrary provision of this Agreement, the Master Servicer may, from time to time, amend Schedule I hereto without the consent of any Certificateholder or the Trustee; provided, however, (i) that such amendment does not conflict with any provisions of the related Servicing Agreement, (ii) that the related Servicing Agreement provides for the remittance of each type of Unscheduled Principal Receipts received by such Servicer during the Applicable Unscheduled Principal Receipt Period (as so amended) related to each Distribution Date to the Master Servicer no later than the 24th day of the month in which such Distribution Date occurs and (iii) that such amendment is for the purpose of:

               (a) changing the Applicable Unscheduled Principal Receipt Period for Exhibit F-1 Mortgage Loans to a Mid-Month Receipt Period with respect to all Unscheduled Principal Receipts; or

               (b) changing the Applicable Unscheduled Principal Receipt Period for all Mortgage Loans serviced by any Servicer to a Mid-Month Receipt Period with respect to Full Unscheduled Principal Receipts and to a Prior Month Receipt Period with respect to Partial Unscheduled Principal Receipts.

    A copy of any amendment to Schedule I pursuant to this Section 10.01(b) shall be promptly forwarded to the Trustee.

Section 10.02. Recordation of Agreement.

    This Agreement (or an abstract hereof, if acceptable to the applicable recording office) is subject to recordation in all appropriate public offices for real property records in all the towns or other comparable jurisdictions in which any or all of the Mortgaged Properties are situated, and in any other appropriate public office or elsewhere, such recordation to be effected by the Master Servicer and at its expense on direction by the Trustee, but only upon direction accompanied by an Opinion of Counsel to the effect that such recordation materially and beneficially affects the interests of the Certificateholders.

    For the purpose of facilitating the recordation of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

Section 10.03.  Limitation on Rights of Certificateholders.

    The  death or  incapacity  of any  Certificateholder  shall not  operate  to terminate this Agreement or the Trust Estate, nor entitle such Certificateholder's legal representatives or heirs to claim an accounting or take any action or proceeding in any court for a partition or winding up of the Trust Estate, nor otherwise affect the rights, obligations and liabilities of the parties hereto or any of them.

    Except as otherwise expressly provided herein, no Certificateholder, solely by virtue of its status as a Certificateholder, shall have any right to vote or in any manner otherwise control the operation and management of the Trust Estate, or the obligations of the parties hereto, nor shall anything herein set forth, or contained in the terms of the Certificates, be construed so as to constitute the Certificateholders from time to time as partners or members of an association, nor shall any Certificateholder be under any liability to any third person by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

    No Certificateholder, solely by virtue of its status as Certificateholder, shall have any right by virtue or by availing of any provision of this Agreement to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Agreement, unless such Holder previously shall have given to the Trustee a written notice of default and of the continuance thereof, as hereinbefore provided, and unless also the Holders of Certificates evidencing not less than 25% of the Voting Interest represented by all Certificates shall have made written request upon the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the cost, expenses and liabilities to be incurred therein or thereby, and the Trustee, for 60 days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding; it being understood and intended, and being expressly covenanted by each Certificateholder with every other Certificateholder and the Trustee, that no one or more Holders of Certificates shall have any right in any manner whatever by virtue or by availing of any provision of this Agreement to affect, disturb or prejudice the rights of the Holders of any other of such Certificates, or to obtain or seek to obtain priority over or preference to any other such Holder, or to enforce any right under this Agreement, except in the manner herein provided and for the benefit of all Certificateholders. For the protection and enforcement of the provisions of this Section, each and every Certificateholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

Section 10.04.  Governing Law; Jurisdiction.

    This Agreement shall be construed in accordance with the laws of the State of New York (without regard to conflicts of laws principles), and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

Section 10.05.  Notices.

    All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by certified or registered mail, return receipt requested (i) in the case of the Seller, to Norwest Asset Securities Corporation, 7485 New Horizon Way,
Frederick, Maryland 21703, Attention: Chief Executive Officer, or such other address as may hereafter be furnished to the Master Servicer and the Trustee in writing by the Seller, (ii) in the case of the Master Servicer, to Norwest Bank Minnesota, National Association, 5325 Spectrum Drive, Frederick, Maryland 21703,
Attention: Vice President or such other address as may hereafter be furnished to the Seller and the Trustee in writing by the Master Servicer and (iii) in the case of the Trustee, to the Corporate Trust Office, or such other address as may hereafter be furnished to the Seller and the Master Servicer in writing by the Trustee, in each case Attention: Corporate Trust Department Any notice required or permitted to be mailed to a Certificateholder shall be given by first class mail, postage prepaid, at the address of such Holder as shown in the Certificate Register. Any notice mailed or transmitted within the time prescribed in this Agreement shall be conclusively presumed to have been duly given, whether or not the addressee receives such notice, provided, however, that any demand, notice or communication to or upon the Seller, the Master Servicer or the Trustee shall not be effective until received.

    For all purposes of this Agreement, in the absence of actual knowledge by an officer of the Master Servicer, the Master Servicer shall not be deemed to have knowledge of any act or failure to act of any Servicer unless notified thereof in writing by the Trustee, such Servicer or a Certificateholder.

Section 10.06.  Severability of Provisions.

    If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the Holders thereof.

Section 10.07.  Special Notices to Rating Agencies.

    (a) The Trustee shall give prompt notice to each Rating Agency of the occurrence of any of the following events of which it has notice:

                  (i) any amendment to this Agreement pursuant to Section 10.01(a);

                  (ii) any sale or transfer of the Class B Certificates pursuant to Section 5.02 to an affiliate of the Seller;

                  (iii) any assignment by the Master Servicer of its rights and delegation of its duties pursuant to Section 6.06;

                  (iv)  any  resignation  of the  Master  Servicer  pursuant  to
          Section 6.04;

                  (v) the occurrence of any of the Events of Default described in Section 7.01;

                  (vi) any notice of termination given to the Master Servicer pursuant to Section 7.01;

                  (vii) the appointment of any successor to the Master Servicer pursuant to Section 7.05; or

                  (viii) the making of a final payment pursuant to Section 9.01.

    (b) The Master Servicer shall give prompt notice to each Rating Agency of the occurrence of any of the following events:

                  (i) the appointment of a Custodian pursuant to Section 2.02;

                  (ii) the  resignation  or removal of the  Trustee  pursuant to
          Section 8.08;

                  (iii) the  appointment  of a  successor  trustee  pursuant  to
          Section 8.09; or

                  (iv) the sale, transfer or other disposition in a single transaction of 50% or more of the equity interests in the Master Servicer.

    (c)  The Master Servicer shall deliver to each Rating Agency:

                   (i)     reports prepared  pursuant to Section 3.05;
         and

                  (ii)     statements  prepared  pursuant  to  Section
         4.04.

Section 10.08.  Covenant of Seller.

    The Seller shall not amend Article Third of its Certificate of Incorporation without the prior written consent of each Rating Agency rating the Certificates.

Section 10.09.  Recharacterization.

    The Parties intend the conveyance by the Seller to the Trustee of all of its right, title and interest in and to the Mortgage Loans pursuant to this Agreement to constitute a purchase and sale and not a loan. Notwithstanding the foregoing, to the extent that such conveyance is held not to constitute a sale under applicable law, it is intended that this Agreement shall constitute a security agreement under applicable law and that the Seller shall be deemed to have granted to the Trustee a first priority security interest in all of the Seller's right, title and interest in and to the Mortgage Loans.

                                   ARTICLE XI

                             TERMS FOR CERTIFICATES

Section 11.01.  Class A Fixed Pass-Through Rate.

    The Class A Fixed Pass-Through Rate is 7.750% per annum.

Section 11.02.  Cut-Off Date.

    The Cut-Off Date for the Certificates is December 1, 1996.

Section 11.03.  Cut-Off Date Aggregate Principal Balance.

    The Cut-Off Date Aggregate Principal Balance is $364,999,559.29.

Section 11.04.  Original Class A Percentage.

    The Original Class A Percentage is 95.48330499%

Section 11.05.  Original Class A Subclass Principal Balances.

    As to the following Subclasses of Class A Certificates, the Class A Subclass Principal Balance of such Subclass as of the Cut-Off Date, as follows:

                                                        Original Class A
           Class A Subclass                        Subclass Principal Balance
           ----------------                        --------------------------
             Class A-1                                 $      14,048,000.00
             Class A-2                                 $      12,106,000.00
             Class A-3                                 $       7,004,000.00
             Class A-4                                 $      50,260,000.00
             Class A-5                                 $      26,333,000.00
             Class A-6                                 $      24,157,000.00
             Class A-7                                 $      31,804,000.00
             Class A-8                                 $      25,648,000.00
             Class A-9                                 $      17,276,000.00
             Class A-10                                $      17,252,000.00
             Class A-11                                $      11,633,000.00
             Class A-12                                $      20,241,000.00
             Class A-13                                $      20,184,000.00
             Class A-14                                $      22,979,675.00
             Class A-15                                $      46,300,000.00
             Class A-PO                                $       1,348,683.33
             Class A-R                                 $             200.00

Section 11.06.  Original Class A Non-PO Principal Balance.

    The Original Class A Non-PO Principal Balance is $347,225,875.00.

Section 11.07.  Original Subordinated Percentage.

    The Original Subordinated Percentage is 4.51669501%.

Section 11.08.  Original Class M Percentage.

    The Original Class M Percentage is 1.75635491%.

Section 11.09.  Original Class M Principal Balance.

    The Original Class M Principal Balance is $6,387,000.00.

Section 11.10.  Original Class M Fractional Interest.

    The Original Class M Fractional Interest is 2.76033983%.

Section 11.11.  Original Class B-1 Percentage.

    The Original Class B-1 Percentage is 1.25477492%.

Section 11.12.  Original Class B-2 Percentage.

    The Original Class B-2 Percentage is 0.50185497%.

Section 11.13.   Original Class B-3 Percentage.

    The Original Class B-3 Percentage is 0.30111298%.

Section 11.14.   Original Class B-4 Percentage.

    The Original Class B-4 Percentage is 0.35116099%.

Section 11.15.   Original Class B-5 Percentage.

    The Original Class B-5 Percentage is 0.35143624%.

Section 11.16.   Original Class B Principal Balance.

    The Original Class B Principal Balance is $10,038,000.96.

Section 11.17.   Original Class B Subclass Principal Balances.

    As to any Class B Certificate, the Class B Subclass Principal Balance of such Subclass as of the Cut-Off Date, is as follows:

                                                      Original Class B
         Class B Subclass                        Subclass Principal Balance
         ----------------                        --------------------------
           Class B-1                                 $       4,563,000.00
           Class B-2                                 $       1,825,000.00
           Class B-3                                 $       1,095,000.00
           Class B-4                                 $       1,277,000.00
           Class B-5                                 $       1,278,000.96

Section 11.18.  Original Class B-1 Fractional Interest.

    The Original Class B-1 Fractional Interest is 1.50556517%.

Section 11.19.  Original Class B-2 Fractional Interest.

    The Original Class B-2 Fractional Interest is 1.00371020%.

Section 11.20.  Original Class B-3 Fractional Interest.

    The Original Class B-3 Fractional Interest is 0.70259722%.

Section 11.21.  Original Class B-4 Fractional Interest.

    The Original Class B-4 Fractional Interest is 0.35143623%.

Section 11.22.  Closing Date.

    The Closing Date is December 24, 1996.

Section 11.23.  Right to Purchase.

    The right of the Seller to purchase  all of the Mortgage  Loans  pursuant to
Section 9.01 hereof shall be conditioned upon the Pool Scheduled Principal Balance of the Mortgage Loans being less than $36,499,955.93 (10% of the Cut-Off Date Aggregate Principal Balance) at the time of any such purchase.

Section 11.24.  Wire Transfer Eligibility.

    With respect to the Class A Certificates, the minimum Denomination eligible for wire transfer on each Distribution Date is $5,000,000. The Class A-PO, Class A-R, Class B-1, Class B-2, Class B-3, Class B-4 and Class B-5 Certificates are not eligible for wire transfer.

Section 11.25.  Single Certificate.

    A Single Certificate for each Subclass of Class A Certificates (other than the Class A-R Certificate), the Class M Certificates and the Class B Certificates (other than the Class B-3, Class B-4 and Class B-5 Certificates) represents a $100,000 Denomination. A Single Certificate for the Class A-R Certificate represents a $200 Denomination. A Single Certificate for Class B-3, Class B-4 and Class B-5 Certificates a $250,000 Denomination.

Section 11.26.  Servicing Fee Rate.

    The rate used to calculate the Servicing Fee is equal to 0.250% per annum.

Section 11.27.  Master Servicing Fee Rate.

    The rate used to calculate the Master Servicing Fee for each Mortgage Loan is 0.02% per annum.

     IN WITNESS WHEREOF, the Seller, the Master Servicer and the Trustee have caused their names to be signed hereto by their respective officers thereunto duly authorized, all as of the day and year first above written.


                                           NORWEST ASSET SECURITIES CORPORATION
                                             as Seller

                                           By:----------------------------------
                                              Name:
                                              Title:

                                           NORWEST BANK MINNESOTA, NATIONAL
                                           ASSOCIATION
                                             as Master Servicer

                                           By:----------------------------------
                                              Name:
                                              Title:


                                           FIRST UNION NATIONAL BANK OF NORTH
                                           CAROLINA
                                             as Trustee

                                           By:----------------------------------
                                              Name:
                                              Title:

Attest:
By:---------------------------
Name:-------------------------
Title:------------------------

STATE OF NEW YORK     )
                        ss.:
COUNTY OF NEW YORK    )

                  On this 24th day of December, 1996, before me, a notary public in and for the State of New York, personally B. David Bialzak, known to me who, being by me duly sworn, did depose and say that he resides at Frederick, Maryland; that he is a Vice President of Norwest Asset Securities Corporation, a Delaware corporation, one of the parties that executed the foregoing instrument; and that he signed his name thereto by order of the Board of Directors of said corporation.

-------------------------
Notary Public

[NOTARIAL SEAL]

STATE OF NEW YORK                   )
                                        ss.:
COUNTY OF NEW YORK                  )

     On this 24th day of December, 1996, before me, a notary public in and for the State of New York, personally appeared Richard Poska, known to me who, being by me duly sworn, did depose and say that he resides at Frederick, Maryland; that he is a Vice President of Norwest Bank Minnesota, National Association, a national banking association, one of the parties that executed the foregoing instrument; and that he signed his name thereto by order of the Board of Directors of said corporation.

-------------------------
Notary Public

[NOTARIAL SEAL]

STATE OF NORTH CAROLINA )
                          ss.:
COUNTY OF               )

     On this 24th day of December, 1996, before me, a notary public in and for the State of North Carolina, personally appeared -------------------, known to me who, being by me duly sworn, did depose and say that s/he resides at -----------------, North Carolina; that s/he is a -------------------- of First
Union National Bank of North Carolina, a national banking association, one of the parties that executed the foregoing instrument; and that s/he signed his/her name thereto by order of the Board of Directors of said corporation.





-------------------------
Notary Public

[NOTARIAL SEAL]

STATE OF NORTH CAROLINA )
                         ss.:
COUNTY OF               )

     On this 24th day of December, 1996, before me, a notary public in and for the State of North Carolina, personally appeared ---------------------, known to me who, being by me duly sworn, did depose and say that he resides at ------------------, North Carolina; that he is a --------------------- of First
Union National Bank of North Carolina, a national banking association, one of the parties that executed the foregoing instrument; and that s/he signed his name thereto by order of the Board of Directors of said corporation.

-------------------------
Notary Public

[NOTARIAL SEAL]

                                     A-1-10



                                   SCHEDULE I

    Norwest Asset Securities Corporation, Mortgage Pass-Through Certificates,
          Series 1996-9 Applicable Unscheduled Principal Receipt Period

                                         Full Unscheduled   Partial Unscheduled
Servicer                                Principal Receipts   Principal Receipts
-----------------------------------     ------------------  -------------------

Cimarron Mortgage Corporation               Prior Month          Prior Month
Countrywide Home Loans, Inc.                Prior Month          Prior Month
First Bank National Association             Prior Month          Prior Month
HomeSide Lending                            Prior Month          Prior Month
National City Mortgage Company              Prior Month          Prior Month
Suntrust Mortgage, Inc.                     Prior Month          Prior Month
Norwest Mortgage, Inc. (Exhibit F-1)        Prior Month          Prior Month
Norwest Mortgage, Inc. (Exhibit F-2)         Mid-Month            Mid-Month

                                   EXHIBIT A-1
                     [FORM OF FACE OF CLASS A-1 CERTIFICATE]

    [UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY TO THE TRUSTEE OR ITS AGENT FOR REGISTRATION OF
 TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE
      NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE
      TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR
         OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED
               OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

                        MORTGAGE PASS-THROUGH CERTIFICATE
                             SERIES 1996-9 CLASS A-1

                    evidencing an interest in a pool of fixed
                    interest rate, conventional, monthly pay,
                      fully amortizing, first lien, one- to
                four-family residential mortgage loans, which may
                    include loans secured by shares issued by
                    cooperative housing corporations, sold by

                      NORWEST ASSET SECURITIES CORPORATION
                (Not an interest in or obligation of the Seller)

     THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

     DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE MADE IN THE MANNER DESCRIBED IN THE POOLING AND SERVICING AGREEMENT. ACCORDINGLY THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No.                     Cut-Off Date:   December 1, 1996

CUSIP No.:                          First Distribution Date:  January 27, 1997


Percentage Interest evidenced       Denomination: $
by this Certificate:  %

     THIS CERTIFIES THAT --------------------------- is the registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holders of Class A-1 Certificates with respect to a Trust Estate consisting of a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, other than the Fixed Retained Yield, if any, with respect thereto, and which may include loans secured by shares issued by cooperative housing corporations (the "Mortgage Loans"), formed by Norwest Asset Securities Corporation (hereinafter called the "Seller", which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of December 24, 1996 (the "Agreement") among the Seller, Norwest Bank Minnesota, National Association, as master servicer (the "Master Servicer"), and First Union National Bank of North Carolina, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month preceding the month of such distribution, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the Class A Subclass Distribution Amount for the Class A-1 Certificates required to be distributed to Holders of Class A-1 Certificates on such Distribution Date, subject to adjustment in certain events as specified in the Agreement. Distributions in reduction of the principal balance of certain Subclasses of Class A Certificates may not commence on the first Distribution Date specified above. Distributions of principal will be allocated among the Subclasses of Class A Certificates in accordance with the provisions of the Agreement. The pass-through rate on the Class A-1 Certificates applicable to each Distribution Date will be 7.75% per annum. The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Non-Supported Interest Shortfall and the interest portion of certain Realized Losses allocated to the Class A-1 Certificates, as described in the Agreement.

     Distributions on this Certificate will be made on behalf of the Trustee either by the Master Servicer or by a Paying Agent appointed by the Master Servicer by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, unless such Person is entitled to receive payments by wire transfer in immediately available funds in accordance with the Pooling and Servicing Agreement and such Person has notified the Master Servicer pursuant to the Pooling and Servicing Agreement that such payments are to be made by wire transfer of immediately available funds. Notwithstanding the above, the final distribution in reduction of the principal balance of this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency specified by the Trustee for that purpose in the notice of final distribution.

     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     This Certificate constitutes a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Section 860G(a)(1) and Section 860D, respectively, of the Internal Revenue Code of 1986, as amended.

     Unless this Certificate has been countersigned by an authorized officer of the Trustee by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

     IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed as of the date set forth below.


Dated:  December 24, 1996

                                    First Union National Bank of North Carolina,
                                      Trustee

                                    By  ----------------------------------------
                                        Authorized Officer


Countersigned:

First Union National Bank of North Carolina,
  Trustee

By ------------------------------
   Authorized Officer

                                   EXHIBIT A-2
                     [FORM OF FACE OF CLASS A-2 CERTIFICATE]

  [UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
    DEPOSITORY TRUST COMPANY TO THE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE
       NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED
        REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS
          MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF
             FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL
                 SINCE THE REGISTERED OWNER HEREOF, CEDE & CO.,
                            HAS AN INTEREST HEREIN.]

                        MORTGAGE PASS-THROUGH CERTIFICATE
                             SERIES 1996-9 CLASS A-2

                    evidencing an interest in a pool of fixed
                    interest rate, conventional, monthly pay,
                      fully amortizing, first lien, one- to
                four-family residential mortgage loans, which may
                    include loans secured by shares issued by
                    cooperative housing corporations, sold by

                      NORWEST ASSET SECURITIES CORPORATION
                (Not an interest in or obligation of the Seller)

     THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

     DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE MADE IN THE MANNER DESCRIBED IN THE POOLING AND SERVICING AGREEMENT. ACCORDINGLY THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No.                      Cut-Off Date:   December 1, 1996

CUSIP No.:                           First Distribution Date:  January 27, 1997

Percentage Interest evidenced        Denomination:  $
by this Certificate: %

     THIS CERTIFIES THAT ----------------------------- is the registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holders of Class A-2 Certificates with respect to a Trust Estate consisting of a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, other than the Fixed Retained Yield, if any, with respect thereto, and which may include loans secured by shares issued by cooperative housing corporations (the "Mortgage Loans"), formed by Norwest Asset Securities Corporation (hereinafter called the "Seller", which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of December 24, 1996 (the "Agreement") among the Seller, Norwest Bank Minnesota, National Association, as master servicer (the "Master Servicer"), and First Union National Bank of North Carolina, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month preceding the month of such distribution, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the Class A Subclass Distribution Amount for the Class A-2 Certificates required to be distributed to Holders of Class A-2 Certificates on such Distribution Date, subject to adjustment in certain events as specified in the Agreement. Distributions in reduction of the principal balance of certain Subclasses of Class A Certificates may not commence on the first Distribution Date specified above. Distributions of principal will be allocated among the Subclasses of Class A Certificates in accordance with the provisions of the Agreement. The pass-through rate on the Class A-2 Certificates applicable to each Distribution Date will be 6.75% per annum. The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Non-Supported Interest Shortfall and the interest portion of certain Realized Losses allocated to the Class A-2 Certificates, as described in the Agreement.

     Distributions on this Certificate will be made on behalf of the Trustee either by the Master Servicer or by a Paying Agent appointed by the Master Servicer by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, unless such Person is entitled to receive payments by wire transfer in immediately available funds in accordance with the Pooling and Servicing Agreement and such Person has notified the Master Servicer pursuant to the Pooling and Servicing Agreement that such payments are to be made by wire transfer of immediately available funds. Notwithstanding the above, the final distribution in reduction of the principal balance of this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency specified by the Trustee for that purpose in the notice of final distribution.

     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     This Certificate constitutes a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Section 860G(a)(1) and Section 860D, respectively, of the Internal Revenue Code of 1986, as amended.

     Unless this Certificate has been countersigned by an authorized officer of the Trustee by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

     IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed as of the date set forth below.


Dated:  December 24, 1996

                                    First Union National Bank of North Carolina,
                                      Trustee

                                    By -----------------------------------------
                                       Authorized Officer


Countersigned:

First Union National Bank of North Carolina,
  Trustee

By --------------------------
   Authorized Officer

                                   EXHIBIT A-3
                     [FORM OF FACE OF CLASS A-3 CERTIFICATE]

    [UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF
  THE DEPOSITORY TRUST COMPANY TO THE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE
      NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO CEDE &
 CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO
  ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN
                               INTEREST HEREIN.]

                        MORTGAGE PASS-THROUGH CERTIFICATE
                             SERIES 1996-9 CLASS A-3

                    evidencing an interest in a pool of fixed
                    interest rate, conventional, monthly pay,
                      fully amortizing, first lien, one- to
                four-family residential mortgage loans, which may
                    include loans secured by shares issued by
                    cooperative housing corporations, sold by

                      NORWEST ASSET SECURITIES CORPORATION
                (Not an interest in or obligation of the Seller)

     THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

     DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE MADE IN THE MANNER DESCRIBED IN THE POOLING AND SERVICING AGREEMENT. ACCORDINGLY THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No.                      Cut-Off Date:   December 1, 1996

CUSIP No.:                           First Distribution Date:  January 27, 1997


Percentage Interest evidenced       Denomination: $
by this Certificate:  %

     THIS CERTIFIES THAT --------------------------- is the registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holders of Class A-3 Certificates with respect to a Trust Estate consisting of a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, other than the Fixed Retained Yield, if any, with respect thereto, and which may include loans secured by shares issued by cooperative housing corporations (the "Mortgage Loans"), formed by Norwest Asset Securities Corporation (hereinafter called the "Seller", which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of December 24, 1996 (the "Agreement") among the Seller, Norwest Bank Minnesota, National Association, as master servicer (the "Master Servicer"), and First Union National Bank of North Carolina, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month preceding the month of such distribution, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the Class A Subclass Distribution Amount for the Class A-3 Certificates required to be distributed to Holders of Class A-3 Certificates on such Distribution Date, subject to adjustment in certain events as specified in the Agreement. Distributions in reduction of the principal balance of certain Subclasses of Class A Certificates may not commence on the first Distribution Date specified above. Distributions of principal will be allocated among the Subclasses of Class A Certificates in accordance with the provisions of the Agreement. The pass-through rate on the Class A-3 Certificates applicable to each Distribution Date will be 6.50% per annum. The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Non-Supported Interest Shortfall and the interest portion of certain Realized Losses allocated to the Class A-3 Certificates, as described in the Agreement.

     Distributions on this Certificate will be made on behalf of the Trustee either by the Master Servicer or by a Paying Agent appointed by the Master Servicer by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, unless such Person is entitled to receive payments by wire transfer in immediately available funds in accordance with the Pooling and Servicing Agreement and such Person has notified the Master Servicer pursuant to the Pooling and Servicing Agreement that such payments are to be made by wire transfer of immediately available funds. Notwithstanding the above, the final distribution in reduction of the principal balance of this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency specified by the Trustee for that purpose in the notice of final distribution.

     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     This Certificate constitutes a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Section 860G(a)(1) and Section 860D, respectively, of the Internal Revenue Code of 1986, as amended.

     Unless this Certificate has been countersigned by an authorized officer of the Trustee by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

     IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed as of the date set forth below.


Dated:  December 24, 1996

                                             First Union National Bank of
                                             North Carolina,
                                               Trustee

                                             By-------------------------------
                                               Authorized Officer


Countersigned:

First Union National Bank of North Carolina,
  Trustee

By ----------------------------
   Authorized Officer

                                   EXHIBIT A-4
                     [FORM OF FACE OF CLASS A-4 CERTIFICATE]

  [UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
    DEPOSITORY TRUST COMPANY TO THE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE
       NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO CEDE
    & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO.,
                            HAS AN INTEREST HEREIN.]

                        MORTGAGE PASS-THROUGH CERTIFICATE
                             SERIES 1996-9 CLASS A-4

                    evidencing an interest in a pool of fixed
                    interest rate, conventional, monthly pay,
                      fully amortizing, first lien, one- to
                four-family residential mortgage loans, which may
                    include loans secured by shares issued by
                    cooperative housing corporations, sold by

                      NORWEST ASSET SECURITIES CORPORATION
                (Not an interest in or obligation of the Seller)

     THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

     DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE MADE IN THE MANNER DESCRIBED IN THE POOLING AND SERVICING AGREEMENT. ACCORDINGLY THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No.                     Cut-Off Date:   December 1, 1996

CUSIP No.:                          First Distribution Date:  January 27, 1997

Percentage Interest evidenced       Denomination:  $
by this Certificate: %

     THIS CERTIFIES THAT --------------------------- is the registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holders of Class A-4 Certificates with respect to a Trust Estate consisting of a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, other than the Fixed Retained Yield, if any, with respect thereto, and which may include loans secured by shares issued by cooperative housing corporations (the "Mortgage Loans"), formed by Norwest Asset Securities Corporation (hereinafter called the "Seller", which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of December 24, 1996 (the "Agreement") among the Seller, Norwest Bank Minnesota, National Association, as master servicer (the "Master Servicer"), and First Union National Bank of North Carolina, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month preceding the month of such distribution, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the Class A Subclass Distribution Amount for the Class A-4 Certificates required to be distributed to Holders of Class A-4 Certificates on such Distribution Date, subject to adjustment in certain events as specified in the Agreement. Distributions in reduction of the principal balance of certain Subclasses of Class A Certificates may not commence on the first Distribution Date specified above. Distributions of principal will be allocated among the Subclasses of Class A Certificates in accordance with the provisions of the Agreement. The pass-through rate on the Class A-4 Certificates applicable to each Distribution Date will be 8.00% per annum. The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Non-Supported Interest Shortfall and the interest portion of certain Realized Losses allocated to the Class A-4 Certificates, as described in the Agreement.

     Distributions on this Certificate will be made on behalf of the Trustee either by the Master Servicer or by a Paying Agent appointed by the Master Servicer by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, unless such Person is entitled to receive payments by wire transfer in immediately available funds in accordance with the Pooling and Servicing Agreement and such Person has notified the Master Servicer pursuant to the Pooling and Servicing Agreement that such payments are to be made by wire transfer of immediately available funds. Notwithstanding the above, the final distribution in reduction of the principal balance of this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency specified by the Trustee for that purpose in the notice of final distribution.

     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     This Certificate constitutes a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Section 860G(a)(1) and Section 860D, respectively, of the Internal Revenue Code of 1986, as amended.

     Unless this Certificate has been countersigned by an authorized officer of the Trustee by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

     IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed as of the date set forth below.


Dated:  December 24, 1996

                                             First Union National Bank of
                                             North Carolina,
                                               Trustee

                                             By ------------------------------
                                                 Authorized Officer


Countersigned:

First Union National Bank of North Carolina,
  Trustee

By -----------------------
   Authorized Officer

                                   EXHIBIT A-5
                     [FORM OF FACE OF CLASS A-5 CERTIFICATE]

  [UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
    DEPOSITORY TRUST COMPANY TO THE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE
       NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO CEDE
    & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY
         OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF,
                      CEDE & CO., HAS AN INTEREST HEREIN.]

                        MORTGAGE PASS-THROUGH CERTIFICATE
                             SERIES 1996-9 CLASS A-5

                    evidencing an interest in a pool of fixed
                    interest rate, conventional, monthly pay,
                      fully amortizing, first lien, one- to
                four-family residential mortgage loans, which may
                    include loans secured by shares issued by
                    cooperative housing corporations, sold by

                      NORWEST ASSET SECURITIES CORPORATION
                (Not an interest in or obligation of the Seller)

     THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

     DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE MADE IN THE MANNER DESCRIBED IN THE POOLING AND SERVICING AGREEMENT. ACCORDINGLY THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No.                      Cut-Off Date:   December 1, 1996

CUSIP No.:                           First Distribution Date:  January 27, 1997


Percentage Interest evidenced       Denomination: $
by this Certificate:  %

     THIS CERTIFIES THAT --------------------------- is the registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holders of Class A-5 Certificates with respect to a Trust Estate consisting of a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, other than the Fixed Retained Yield, if any, with respect thereto, and which may include loans secured by shares issued by cooperative housing corporations (the "Mortgage Loans"), formed by Norwest Asset Securities Corporation (hereinafter called the "Seller", which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of December 24, 1996 (the "Agreement") among the Seller, Norwest Bank Minnesota, National Association, as master servicer (the "Master Servicer"), and First Union National Bank of North Carolina, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month preceding the month of such distribution, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the Class A Subclass Distribution Amount for the Class A-5 Certificates required to be distributed to Holders of Class A-5 Certificates on such Distribution Date, subject to adjustment in certain events as specified in the Agreement. Distributions in reduction of the principal balance of certain Subclasses of Class A Certificates may not commence on the first Distribution Date specified above. Distributions of principal will be allocated among the Subclasses of Class A Certificates in accordance with the provisions of the Agreement. The pass-through rate on the Class A-5 Certificates applicable to each Distribution Date will be 10.00% per annum. The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Non-Supported Interest Shortfall and the interest portion of certain Realized Losses allocated to the Class A-5 Certificates, as described in the Agreement.

     Distributions on this Certificate will be made on behalf of the Trustee either by the Master Servicer or by a Paying Agent appointed by the Master Servicer by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, unless such Person is entitled to receive payments by wire transfer in immediately available funds in accordance with the Pooling and Servicing Agreement and such Person has notified the Master Servicer pursuant to the Pooling and Servicing Agreement that such payments are to be made by wire transfer of immediately available funds. Notwithstanding the above, the final distribution in reduction of the principal balance of this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency specified by the Trustee for that purpose in the notice of final distribution.

     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     This Certificate constitutes a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Section 860G(a)(1) and Section 860D, respectively, of the Internal Revenue Code of 1986, as amended.

     Unless this Certificate has been countersigned by an authorized officer of the Trustee by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

     IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed as of the date set forth below.


Dated:  December 24, 1996

                                             First Union National Bank of
                                             North Carolina,
                                               Trustee

                                             By ------------------------------
                                                    Authorized Officer


Countersigned:

First Union National Bank of North Carolina,
  Trustee

By -------------------------
   Authorized Officer

                                   EXHIBIT A-6
                     [FORM OF FACE OF CLASS A-6 CERTIFICATE]

  [UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
    DEPOSITORY TRUST COMPANY TO THE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE
       NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO CEDE
    & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY
         OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF,
                      CEDE & CO., HAS AN INTEREST HEREIN.]

                        MORTGAGE PASS-THROUGH CERTIFICATE
                             SERIES 1996-9 CLASS A-6

                    evidencing an interest in a pool of fixed
                    interest rate, conventional, monthly pay,
                      fully amortizing, first lien, one- to
                four-family residential mortgage loans, which may
                    include loans secured by shares issued by
                    cooperative housing corporations, sold by

                      NORWEST ASSET SECURITIES CORPORATION
                (Not an interest in or obligation of the Seller)

     THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

     DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE MADE IN THE MANNER DESCRIBED IN THE POOLING AND SERVICING AGREEMENT. ACCORDINGLY THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No.                       Cut-Off Date:   December 1, 1996

CUSIP No.:                            First Distribution Date:  January 27, 1997

Percentage Interest evidenced         Denomination:  $
by this Certificate:      %

     THIS CERTIFIES THAT -------------------------- is the registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holders of Class A-6 Certificates with respect to a Trust Estate consisting of a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, other than the Fixed Retained Yield, if any, with respect thereto, and which may include loans secured by shares issued by cooperative housing corporations (the "Mortgage Loans"), formed by Norwest Asset Securities Corporation (hereinafter called the "Seller", which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of December 24, 1996 (the "Agreement") among the Seller, Norwest Bank Minnesota, National Association, as master servicer (the "Master Servicer"), and First Union National Bank of North Carolina, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month preceding the month of such distribution, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the Class A Subclass Distribution Amount for the Class A-6 Certificates required to be distributed to Holders of Class A-6 Certificates on such Distribution Date, subject to adjustment in certain events as specified in the Agreement. Distributions in reduction of the principal balance of certain Subclasses of Class A Certificates may not commence on the first Distribution Date specified above. Distributions of principal will be allocated among the Subclasses of Class A Certificates in accordance with the provisions of the Agreement. The pass-through rate on the Class A-6 Certificates applicable to each Distribution Date will be 6.85% per annum. The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Non-Supported Interest Shortfall and the interest portion of certain Realized Losses allocated to the Class A-6 Certificates, as described in the Agreement.

     Distributions on this Certificate will be made on behalf of the Trustee either by the Master Servicer or by a Paying Agent appointed by the Master Servicer by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, unless such Person is entitled to receive payments by wire transfer in immediately available funds in accordance with the Pooling and Servicing Agreement and such Person has notified the Master Servicer pursuant to the Pooling and Servicing Agreement that such payments are to be made by wire transfer of immediately available funds. Notwithstanding the above, the final distribution in reduction of the principal balance of this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency specified by the Trustee for that purpose in the notice of final distribution.

     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     This Certificate constitutes a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Section 860G(a)(1) and Section 860D, respectively, of the Internal Revenue Code of 1986, as amended.

     Unless this Certificate has been countersigned by an authorized officer of the Trustee by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

     IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed as of the date set forth below.


Dated:  December 24, 1996

                                             First Union National Bank of
                                             North Carolina,
                                               Trustee

                                             By ------------------------------
                                                  Authorized Officer


Countersigned:

First Union National Bank of North Carolina,
  Trustee

By ------------------------------
   Authorized Officer

                                   EXHIBIT A-7

                     [FORM OF FACE OF CLASS A-7 CERTIFICATE]

  [UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
    DEPOSITORY TRUST COMPANY TO THE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE
       NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO CEDE
    & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY
         OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF,
                      CEDE & CO., HAS AN INTEREST HEREIN.]

                        MORTGAGE PASS-THROUGH CERTIFICATE
                             SERIES 1996-9 CLASS A-7

                    evidencing an interest in a pool of fixed
                    interest rate, conventional, monthly pay,
                      fully amortizing, first lien, one- to
                four-family residential mortgage loans, which may
                    include loans secured by shares issued by
                    cooperative housing corporations, sold by

                      NORWEST ASSET SECURITIES CORPORATION
                (Not an interest in or obligation of the Seller)

     THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

     DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE MADE IN THE MANNER DESCRIBED IN THE POOLING AND SERVICING AGREEMENT. ACCORDINGLY THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No.                   Cut-Off Date:   December 1, 1996

CUSIP No.:                        First Distribution Date:  January 27, 1997

Percentage Interest evidenced     Denomination:  $
by this Certificate:      %

     THIS CERTIFIES THAT ------------------------ is the registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holder of Class A-7 Certificate with respect to a Trust Estate consisting of a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, other than the Fixed Retained Yield, if any, with respect thereto, and which may include loans secured by shares issued by cooperative housing corporations (the "Mortgage Loans"), formed by Norwest Asset Securities Corporation (hereinafter called the "Seller", which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of December 24, 1996 (the "Agreement") among the Seller, Norwest Bank Minnesota, National Association, as master servicer (the "Master Servicer"), and First Union National Bank of North Carolina, as trustee (the
"Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month preceding the month of such distribution, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the Class A Subclass Distribution Amount for the Class A-7 Certificates required to be distributed to Holders of Class A-7 Certificates on such Distribution Date, subject to adjustment in certain events as specified in the Agreement. Distributions in reduction of the principal balance of certain Subclasses of Class A Certificates may not commence on the first Distribution Date specified above. Distributions of principal will be allocated among the Subclasses of Class A Certificates in accordance with the provisions of the Agreement. The pass-through rate on the Class A-7 Certificates applicable to each Distribution Date will be 7.20% per annum. The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Non-Supported Interest Shortfall and the interest portion of certain Realized Losses allocated to the Class A-7 Certificates, as described in the Agreement.

     Distributions on this Certificate will be made on behalf of the Trustee either by the Master Servicer or by a Paying Agent appointed by the Master Servicer by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, unless such Person is entitled to receive payments by wire transfer in immediately available funds in accordance with the Pooling and Servicing Agreement and such Person has notified the Master Servicer pursuant to the Pooling and Servicing Agreement that such payments are to be made by wire transfer of immediately available funds. Notwithstanding the above, the final distribution in reduction of the principal balance of this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency specified by the Trustee for that purpose in the notice of final distribution.

     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     This Certificate constitutes a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Section 860G(a)(1) and Section 860D, respectively, of the Internal Revenue Code of 1986, as amended.

     Unless this Certificate has been countersigned by an authorized officer of the Trustee by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

     IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed as of the date set forth below.


Dated:  December 24, 1996

                                             First Union National Bank of
                                             North Carolina,
                                               Trustee

                                             By -----------------------------
                                                   Authorized Officer


Countersigned:

First Union National Bank of North Carolina,
  Trustee

By -----------------------------
   Authorized Officer

                                   EXHIBIT A-8

                     [FORM OF FACE OF CLASS A-8 CERTIFICATE]

  [UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
    DEPOSITORY TRUST COMPANY TO THE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE
       NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO CEDE
    & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY
         OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF,
                      CEDE & CO., HAS AN INTEREST HEREIN.]

                        MORTGAGE PASS-THROUGH CERTIFICATE
                             SERIES 1996-9 CLASS A-8

                    evidencing an interest in a pool of fixed
                    interest rate, conventional, monthly pay,
                      fully amortizing, first lien, one- to
                four-family residential mortgage loans, which may
                    include loans secured by shares issued by
                    cooperative housing corporations, sold by

                      NORWEST ASSET SECURITIES CORPORATION
                (Not an interest in or obligation of the Seller)

     THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

     DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE MADE IN THE MANNER DESCRIBED IN THE POOLING AND SERVICING AGREEMENT. ACCORDINGLY THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No.                     Cut-Off Date:   December 1, 1996

CUSIP No.:                          First Distribution Date:  January 27, 1997

Percentage Interest evidenced       Denomination:  $
by this Certificate:      %

     THIS CERTIFIES THAT ------------------------- is the registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holder of Class A-8 Certificate with respect to a Trust Estate consisting of a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, other than the Fixed Retained Yield, if any, with respect thereto, and which may include loans secured by shares issued by cooperative housing corporations (the "Mortgage Loans"), formed by Norwest Asset Securities Corporation (hereinafter called the "Seller", which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of December 24, 1996 (the "Agreement") among the Seller, Norwest Bank Minnesota, National Association, as master servicer (the "Master Servicer"), and First Union National Bank of North Carolina, as trustee (the
"Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month preceding the month of such distribution, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the Class A Subclass Distribution Amount for the Class A-8 Certificates required to be distributed to Holders of Class A-8 Certificates on such Distribution Date, subject to adjustment in certain events as specified in the Agreement. Distributions in reduction of the principal balance of certain Subclasses of Class A Certificates may not commence on the first Distribution Date specified above. Distributions of principal will be allocated among the Subclasses of Class A Certificates in accordance with the provisions of the Agreement. The pass-through rate on the Class A-8 Certificates applicable to each Distribution Date will be 7.45% per annum. The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Non-Supported Interest Shortfall and the interest portion of certain Realized Losses allocated to the Class A-8 Certificates, as described in the Agreement.

     Distributions on this Certificate will be made on behalf of the Trustee either by the Master Servicer or by a Paying Agent appointed by the Master Servicer by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, unless such Person is entitled to receive payments by wire transfer in immediately available funds in accordance with the Pooling and Servicing Agreement and such Person has notified the Master Servicer pursuant to the Pooling and Servicing Agreement that such payments are to be made by wire transfer of immediately available funds. Notwithstanding the above, the final distribution in reduction of the principal balance of this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency specified by the Trustee for that purpose in the notice of final distribution.

     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     This Certificate constitutes a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Section 860G(a)(1) and Section 860D, respectively, of the Internal Revenue Code of 1986, as amended.

     Unless this Certificate has been countersigned by an authorized officer of the Trustee by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

     IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed as of the date set forth below.


Dated:  December 24, 1996

                                             First Union National Bank of
                                             North Carolina,
                                               Trustee

                                             By -----------------------------
                                                    Authorized Officer


Countersigned:

First Union National Bank of North Carolina,
  Trustee

By -----------------------------
   Authorized Officer

                                   EXHIBIT A-9

                     [FORM OF FACE OF CLASS A-9 CERTIFICATE]

  [UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
    DEPOSITORY TRUST COMPANY TO THE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE
       NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO CEDE
    & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY
         OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF,
                      CEDE & CO., HAS AN INTEREST HEREIN.]

                        MORTGAGE PASS-THROUGH CERTIFICATE
                             SERIES 1996-9 CLASS A-9

                    evidencing an interest in a pool of fixed
                    interest rate, conventional, monthly pay,
                      fully amortizing, first lien, one- to
                four-family residential mortgage loans, which may
                    include loans secured by shares issued by
                    cooperative housing corporations, sold by

                      NORWEST ASSET SECURITIES CORPORATION
                (Not an interest in or obligation of the Seller)

     THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

     DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS
CERTIFICATE WILL BE MADE IN THE MANNER DESCRIBED IN THE POOLING AND SERVICING AGREEMENT. ACCORDINGLY THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No.                      Cut-Off Date:   December 1, 1996

CUSIP No.:                           First Distribution Date:  January 27, 1997

Percentage Interest evidenced        Denomination:  $
by this Certificate:      %

     THIS CERTIFIES THAT --------------------------- is the registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holder of Class A-9 Certificate with respect to a Trust Estate consisting of a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, other than the Fixed Retained Yield, if any, with respect thereto, and which may include loans secured by shares issued by cooperative housing corporations (the "Mortgage Loans"), formed by Norwest Asset Securities Corporation (hereinafter called the "Seller", which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of December 24, 1996 (the "Agreement") among the Seller, Norwest Bank Minnesota, National Association, as master servicer (the "Master Servicer"), and First Union National Bank of North Carolina, as trustee (the
"Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month preceding the month of such distribution, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the Class A Subclass Distribution Amount for the Class A-9 Certificates required to be distributed to Holders of Class A-9 Certificates on such Distribution Date, subject to adjustment in certain events as specified in the Agreement. Distributions in reduction of the principal balance of certain Subclasses of Class A Certificates may not commence on the first Distribution Date specified above. Distributions of principal will be allocated among the Subclasses of Class A Certificates in accordance with the provisions of the Agreement. The pass-through rate on the Class A-9 Certificates applicable to each Distribution Date will be 7.65% per annum. The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Non-Supported Interest Shortfall and the interest portion of certain Realized Losses allocated to the Class A-9 Certificates, as described in the Agreement.

     Distributions on this Certificate will be made on behalf of the Trustee either by the Master Servicer or by a Paying Agent appointed by the Master Servicer by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, unless such Person is entitled to receive payments by wire transfer in immediately available funds in accordance with the Pooling and Servicing Agreement and such Person has notified the Master Servicer pursuant to the Pooling and Servicing Agreement that such payments are to be made by wire transfer of immediately available funds. Notwithstanding the above, the final distribution in reduction of the principal balance of this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency specified by the Trustee for that purpose in the notice of final distribution.

     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     This Certificate constitutes a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Section 860G(a)(1) and Section 860D, respectively, of the Internal Revenue Code of 1986, as amended.

     Unless this Certificate has been countersigned by an authorized officer of the Trustee by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

     IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed as of the date set forth below.


Dated:  December 24, 1996

                                              First Union National Bank of
                                              North Carolina,
                                                Trustee

                                              By ------------------------------
                                                      Authorized Officer


Countersigned:

First Union National Bank of North Carolina,
  Trustee

By --------------------------
   Authorized Officer

                                  EXHIBIT A-10

                    [FORM OF FACE OF CLASS A-10 CERTIFICATE]

  [UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
    DEPOSITORY TRUST COMPANY TO THE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE
       NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO CEDE
    & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY
         OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF,
                      CEDE & CO., HAS AN INTEREST HEREIN.]

                        MORTGAGE PASS-THROUGH CERTIFICATE
                            SERIES 1996-9 CLASS A-10

                    evidencing an interest in a pool of fixed
                    interest rate, conventional, monthly pay,
                      fully amortizing, first lien, one- to
                four-family residential mortgage loans, which may
                    include loans secured by shares issued by
                    cooperative housing corporations, sold by

                      NORWEST ASSET SECURITIES CORPORATION
                (Not an interest in or obligation of the Seller)

     THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

     DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE MADE IN THE MANNER DESCRIBED IN THE POOLING AND SERVICING AGREEMENT. ACCORDINGLY THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No.                     Cut-Off Date:   December 1, 1996

CUSIP No.:                          First Distribution Date:  January 27, 1997

Percentage Interest evidenced       Denomination:  $
by this Certificate:      %

     THIS CERTIFIES THAT -------------------------- is the registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holder of Class A-10 Certificate with respect to a Trust Estate consisting of a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, other than the Fixed Retained Yield, if any, with respect thereto, and which may include loans secured by shares issued by cooperative housing corporations (the "Mortgage Loans"), formed by Norwest Asset Securities Corporation (hereinafter called the "Seller", which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of December 24, 1996 (the "Agreement") among the Seller, Norwest Bank Minnesota, National Association, as master servicer (the "Master Servicer"), and First Union National Bank of North Carolina, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month preceding the month of such distribution, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the Class A Subclass Distribution Amount for the Class A-10 Certificates required to be distributed to Holders of Class A-10 Certificates on such Distribution Date, subject to adjustment in certain events as specified in the Agreement. Distributions in reduction of the principal balance of certain Subclasses of Class A Certificates may not commence on the first Distribution Date specified above. Distributions of principal will be allocated among the Subclasses of Class A Certificates in accordance with the provisions of the Agreement. The pass-through rate on the Class A-10 Certificates applicable to each Distribution Date will be 7.65% per annum. The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Non-Supported Interest Shortfall and the interest portion of certain Realized Losses allocated to the Class A-10 Certificates, as described in the Agreement.

     Distributions on this Certificate will be made on behalf of the Trustee either by the Master Servicer or by a Paying Agent appointed by the Master Servicer by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, unless such Person is entitled to receive payments by wire transfer in immediately available funds in accordance with the Pooling and Servicing Agreement and such Person has notified the Master Servicer pursuant to the Pooling and Servicing Agreement that such payments are to be made by wire transfer of immediately available funds. Notwithstanding the above, the final distribution in reduction of the principal balance of this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency specified by the Trustee for that purpose in the notice of final distribution.

     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     This Certificate constitutes a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Section 860G(a)(1) and Section 860D, respectively, of the Internal Revenue Code of 1986, as amended.

     Unless this Certificate has been countersigned by an authorized officer of the Trustee by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

     IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed as of the date set forth below.


Dated:  December 24, 1996

                                                     First Union National Bank
                                                     of North Carolina,
                                                       Trustee

                                                     By -----------------------
                                                       Authorized Officer


Countersigned:

First Union National Bank of North Carolina,
  Trustee

By ---------------------------
   Authorized Officer

                                  EXHIBIT A-11

                    [FORM OF FACE OF CLASS A-11 CERTIFICATE]

  [UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
    DEPOSITORY TRUST COMPANY TO THE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE
       NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO CEDE
    & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY
         OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF,
                      CEDE & CO., HAS AN INTEREST HEREIN.]

                        MORTGAGE PASS-THROUGH CERTIFICATE
                            SERIES 1996-9 CLASS A-11

                    evidencing an interest in a pool of fixed
                    interest rate, conventional, monthly pay,
                      fully amortizing, first lien, one- to
                four-family residential mortgage loans, which may
                    include loans secured by shares issued by
                    cooperative housing corporations, sold by

                      NORWEST ASSET SECURITIES CORPORATION
                (Not an interest in or obligation of the Seller)

     THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

     DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE MADE IN THE MANNER DESCRIBED IN THE POOLING AND SERVICING AGREEMENT. ACCORDINGLY THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No.                     Cut-Off Date:   December 1, 1996

CUSIP No.:                          First Distribution Date:  January 27, 1997

Percentage Interest evidenced       Denomination:  $
by this Certificate:      %

     THIS CERTIFIES THAT ------------------------ is the registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holder of Class A-11 Certificate with respect to a Trust Estate consisting of a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, other than the Fixed Retained Yield, if any, with respect thereto, and which may include loans secured by shares issued by cooperative housing corporations (the "Mortgage Loans"), formed by Norwest Asset Securities Corporation (hereinafter called the "Seller", which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of December 24, 1996 (the "Agreement") among the Seller, Norwest Bank Minnesota, National Association, as master servicer (the "Master Servicer"), and First Union National Bank of North Carolina, as trustee (the
"Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month preceding the month of such distribution, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the Class A Subclass Distribution Amount for the Class A-11 Certificates required to be distributed to Holders of Class A-11 Certificates on such Distribution Date, subject to adjustment in certain events as specified in the Agreement. Distributions in reduction of the principal balance of certain Subclasses of Class A Certificates may not commence on the first Distribution Date specified above. Distributions of principal will be allocated among the Subclasses of Class A Certificates in accordance with the provisions of the Agreement. The pass-through rate on the Class A-11 Certificates applicable to each Distribution Date will be 7.70% per annum. The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Non-Supported Interest Shortfall and the interest portion of certain Realized Losses allocated to the Class A-11 Certificates, as described in the Agreement.

     Distributions on this Certificate will be made on behalf of the Trustee either by the Master Servicer or by a Paying Agent appointed by the Master Servicer by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, unless such Person is entitled to receive payments by wire transfer in immediately available funds in accordance with the Pooling and Servicing Agreement and such Person has notified the Master Servicer pursuant to the Pooling and Servicing Agreement that such payments are to be made by wire transfer of immediately available funds. Notwithstanding the above, the final distribution in reduction of the principal balance of this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency specified by the Trustee for that purpose in the notice of final distribution.

     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     This Certificate constitutes a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Section 860G(a)(1) and Section 860D, respectively, of the Internal Revenue Code of 1986, as amended.

     Unless this Certificate has been countersigned by an authorized officer of the Trustee by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

     IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed as of the date set forth below.


Dated:  December 24, 1996

                                                     First Union National Bank
                                                     of North Carolina,
                                                       Trustee

                                                     By -----------------------
                                                          Authorized Officer


Countersigned:

First Union National Bank of North Carolina,
  Trustee

By -------------------------
   Authorized Officer

                                  EXHIBIT A-12

                    [FORM OF FACE OF CLASS A-12 CERTIFICATE]

  [UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
    DEPOSITORY TRUST COMPANY TO THE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE
       NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO CEDE
    & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY
         OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF,
                      CEDE & CO., HAS AN INTEREST HEREIN.]

                        MORTGAGE PASS-THROUGH CERTIFICATE
                            SERIES 1996-9 CLASS A-12

                    evidencing an interest in a pool of fixed
                    interest rate, conventional, monthly pay,
                      fully amortizing, first lien, one- to
                four-family residential mortgage loans, which may
                    include loans secured by shares issued by
                    cooperative housing corporations, sold by

                      NORWEST ASSET SECURITIES CORPORATION
                (Not an interest in or obligation of the Seller)

     THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

     DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE MADE IN THE MANNER DESCRIBED IN THE POOLING AND SERVICING AGREEMENT. ACCORDINGLY THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No.                      Cut-Off Date:   December 1, 1996

CUSIP No.:                           First Distribution Date:  January 27, 1997

Percentage Interest evidenced        Denomination:  $
by this Certificate:      %

     THIS CERTIFIES THAT ------------------------- is the registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holder of Class A-12 Certificate with respect to a Trust Estate consisting of a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, other than the Fixed Retained Yield, if any, with respect thereto, and which may include loans secured by shares issued by cooperative housing corporations (the "Mortgage Loans"), formed by Norwest Asset Securities Corporation (hereinafter called the "Seller", which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of December 24, 1996 (the "Agreement") among the Seller, Norwest Bank Minnesota, National Association, as master servicer (the "Master Servicer"), and First Union National Bank of North Carolina, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month preceding the month of such distribution, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the Class A Subclass Distribution Amount for the Class A-12 Certificates required to be distributed to Holders of Class A-12 Certificates on such Distribution Date, subject to adjustment in certain events as specified in the Agreement. Distributions in reduction of the principal balance of certain Subclasses of Class A Certificates may not commence on the first Distribution Date specified above. Distributions of principal will be allocated among the Subclasses of Class A Certificates in accordance with the provisions of the Agreement. The pass-through rate on the Class A-12 Certificates applicable to each Distribution Date will be 7.75% per annum. The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Non-Supported Interest Shortfall and the interest portion of certain Realized Losses allocated to the Class A-12 Certificates, as described in the Agreement.

     Distributions on this Certificate will be made on behalf of the Trustee either by the Master Servicer or by a Paying Agent appointed by the Master Servicer by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, unless such Person is entitled to receive payments by wire transfer in immediately available funds in accordance with the Pooling and Servicing Agreement and such Person has notified the Master Servicer pursuant to the Pooling and Servicing Agreement that such payments are to be made by wire transfer of immediately available funds. Notwithstanding the above, the final distribution in reduction of the principal balance of this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency specified by the Trustee for that purpose in the notice of final distribution.

     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     This Certificate constitutes a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Section 860G(a)(1) and Section 860D, respectively, of the Internal Revenue Code of 1986, as amended.

     Unless this Certificate has been countersigned by an authorized officer of the Trustee by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

     IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed as of the date set forth below.


Dated:  December 24, 1996

                                                     First Union National Bank
                                                     of North Carolina,
                                                       Trustee

                                                     By -----------------------
                                                          Authorized Officer


Countersigned:

First Union National Bank of North Carolina,
  Trustee

By ---------------------------
   Authorized Officer

                                  EXHIBIT A-13

                    [FORM OF FACE OF CLASS A-13 CERTIFICATE]

  [UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
    DEPOSITORY TRUST COMPANY TO THE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE
       NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO CEDE
    & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY
         OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF,
                      CEDE & CO., HAS AN INTEREST HEREIN.]

                        MORTGAGE PASS-THROUGH CERTIFICATE
                            SERIES 1996-9 CLASS A-13

                    evidencing an interest in a pool of fixed
                    interest rate, conventional, monthly pay,
                      fully amortizing, first lien, one- to
                four-family residential mortgage loans, which may
                    include loans secured by shares issued by
                    cooperative housing corporations, sold by

                      NORWEST ASSET SECURITIES CORPORATION
                (Not an interest in or obligation of the Seller)

     THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

     DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE MADE IN THE MANNER DESCRIBED IN THE POOLING AND SERVICING AGREEMENT. ACCORDINGLY THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No.                    Cut-Off Date:   December 1, 1996

CUSIP No.:                         First Distribution Date:  January 27, 1997

Percentage Interest evidenced      Denomination:  $
by this Certificate:      %

     THIS CERTIFIES THAT -------------------------- is the registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holder of Class A-13 Certificate with respect to a Trust Estate consisting of a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, other than the Fixed Retained Yield, if any, with respect thereto, and which may include loans secured by shares issued by cooperative housing corporations (the "Mortgage Loans"), formed by Norwest Asset Securities Corporation (hereinafter called the "Seller", which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of December 24, 1996 (the "Agreement") among the Seller, Norwest Bank Minnesota, National Association, as master servicer (the "Master Servicer"), and First Union National Bank of North Carolina, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month preceding the month of such distribution, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the Class A Subclass Distribution Amount for the Class A-13 Certificates required to be distributed to Holders of Class A-13 Certificates on such Distribution Date, subject to adjustment in certain events as specified in the Agreement. Distributions in reduction of the principal balance of certain Subclasses of Class A Certificates may not commence on the first Distribution Date specified above. Distributions of principal will be allocated among the Subclasses of Class A Certificates in accordance with the provisions of the Agreement. The pass-through rate on the Class A-13 Certificates applicable to each Distribution Date will be 7.75% per annum. The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Non-Supported Interest Shortfall and the interest portion of certain Realized Losses allocated to the Class A-13 Certificates, as described in the Agreement.

     Distributions on this Certificate will be made on behalf of the Trustee either by the Master Servicer or by a Paying Agent appointed by the Master Servicer by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, unless such Person is entitled to receive payments by wire transfer in immediately available funds in accordance with the Pooling and Servicing Agreement and such Person has notified the Master Servicer pursuant to the Pooling and Servicing Agreement that such payments are to be made by wire transfer of immediately available funds. Notwithstanding the above, the final distribution in reduction of the principal balance of this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency specified by the Trustee for that purpose in the notice of final distribution.

     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     This Certificate constitutes a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Section 860G(a)(1) and Section 860D, respectively, of the Internal Revenue Code of 1986, as amended.

     Unless this Certificate has been countersigned by an authorized officer of the Trustee by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

     IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed as of the date set forth below.


Dated:  December 24, 1996

                                                     First Union National Bank
                                                     of North Carolina,
                                                       Trustee

                                                     By -----------------------
                                                          Authorized Officer


Countersigned:

First Union National Bank of North Carolina,
  Trustee

By ------------------------
   Authorized Officer

                                  EXHIBIT A-14

                    [FORM OF FACE OF CLASS A-14 CERTIFICATE]

  [UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
    DEPOSITORY TRUST COMPANY TO THE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE
       NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO CEDE
    & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY
         OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF,
                      CEDE & CO., HAS AN INTEREST HEREIN.]

                        MORTGAGE PASS-THROUGH CERTIFICATE
                            SERIES 1996-9 CLASS A-14

                    evidencing an interest in a pool of fixed
                    interest rate, conventional, monthly pay,
                      fully amortizing, first lien, one- to
                four-family residential mortgage loans, which may
                    include loans secured by shares issued by
                    cooperative housing corporations, sold by

                      NORWEST ASSET SECURITIES CORPORATION
                (Not an interest in or obligation of the Seller)

     THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

     DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE MADE IN THE MANNER DESCRIBED IN THE POOLING AND SERVICING AGREEMENT. ACCORDINGLY THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No.                      Cut-Off Date:   December 1, 1996

CUSIP No.:                           First Distribution Date:  January 27, 1997

Percentage Interest evidenced        Denomination:  $
by this Certificate:      %

     THIS CERTIFIES THAT ------------------------ is the registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holder of Class A-14 Certificate with respect to a Trust Estate consisting of a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, other than the Fixed Retained Yield, if any, with respect thereto, and which may include loans secured by shares issued by cooperative housing corporations (the "Mortgage Loans"), formed by Norwest Asset Securities Corporation (hereinafter called the "Seller", which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of December 24, 1996 (the "Agreement") among the Seller, Norwest Bank Minnesota, National Association, as master servicer (the "Master Servicer"), and First Union National Bank of North Carolina, as trustee (the
"Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month preceding the month of such distribution, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the Class A Subclass Distribution Amount for the Class A-14 Certificates required to be distributed to Holders of Class A-14 Certificates on such Distribution Date, subject to adjustment in certain events as specified in the Agreement. Distributions in reduction of the principal balance of certain Subclasses of Class A Certificates may not commence on the first Distribution Date specified above. Distributions of principal will be allocated among the Subclasses of Class A Certificates in accordance with the provisions of the Agreement. The pass-through rate on the Class A-14 Certificates applicable to each Distribution Date will be 7.75% per annum. The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Non-Supported Interest Shortfall and the interest portion of certain Realized Losses allocated to the Class A-14 Certificates, as described in the Agreement.

     Distributions on this Certificate will be made on behalf of the Trustee either by the Master Servicer or by a Paying Agent appointed by the Master Servicer by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, unless such Person is entitled to receive payments by wire transfer in immediately available funds in accordance with the Pooling and Servicing Agreement and such Person has notified the Master Servicer pursuant to the Pooling and Servicing Agreement that such payments are to be made by wire transfer of immediately available funds. Notwithstanding the above, the final distribution in reduction of the principal balance of this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency specified by the Trustee for that purpose in the notice of final distribution.

     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     This Certificate constitutes a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Section 860G(a)(1) and Section 860D, respectively, of the Internal Revenue Code of 1986, as amended.

     Unless this Certificate has been countersigned by an authorized officer of the Trustee by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

     IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed as of the date set forth below.


Dated:  December 24, 1996

                                                     First Union National Bank
                                                     of North Carolina,
                                                       Trustee

                                                     By -----------------------
                                                           Authorized Officer


Countersigned:

First Union National Bank of North Carolina,
  Trustee

By --------------------------
   Authorized Officer

                                  EXHIBIT A-15

                    [FORM OF FACE OF CLASS A-15 CERTIFICATE]

  [UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
    DEPOSITORY TRUST COMPANY TO THE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE
       NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO CEDE
    & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY
         OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF,
                      CEDE & CO., HAS AN INTEREST HEREIN.]

                        MORTGAGE PASS-THROUGH CERTIFICATE
                            SERIES 1996-9 CLASS A-15

                    evidencing an interest in a pool of fixed
                    interest rate, conventional, monthly pay,
                      fully amortizing, first lien, one- to
                four-family residential mortgage loans, which may
                    include loans secured by shares issued by
                    cooperative housing corporations, sold by

                      NORWEST ASSET SECURITIES CORPORATION
                (Not an interest in or obligation of the Seller)

     THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

     DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE MADE IN THE MANNER DESCRIBED IN THE POOLING AND SERVICING AGREEMENT. ACCORDINGLY THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No.                   Cut-Off Date:   December 1, 1996

CUSIP No.:                        First Distribution Date:  January 27, 1997

Percentage Interest evidenced     Denomination:  $
by this Certificate:      %

     THIS CERTIFIES THAT ------------------------ is the registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holder of Class A-15 Certificate with respect to a Trust Estate consisting of a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, other than the Fixed Retained Yield, if any, with respect thereto, and which may include loans secured by shares issued by cooperative housing corporations (the "Mortgage Loans"), formed by Norwest Asset Securities Corporation (hereinafter called the "Seller", which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of December 24, 1996 (the "Agreement") among the Seller, Norwest Bank Minnesota, National Association, as master servicer (the "Master Servicer"), and First Union National Bank of North Carolina, as trustee (the
"Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month preceding the month of such distribution, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the Class A Subclass Distribution Amount for the Class A-15 Certificates required to be distributed to Holders of Class A-15 Certificates on such Distribution Date, subject to adjustment in certain events as specified in the Agreement. Distributions in reduction of the principal balance of certain Subclasses of Class A Certificates may not commence on the first Distribution Date specified above. Distributions of principal will be allocated among the Subclasses of Class A Certificates in accordance with the provisions of the Agreement. The pass-through rate on the Class A-15 Certificates applicable to each Distribution Date will be 7.75% per annum. The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Non-Supported Interest Shortfall and the interest portion of certain Realized Losses allocated to the Class A-15 Certificates, as described in the Agreement.

     Distributions on this Certificate will be made on behalf of the Trustee either by the Master Servicer or by a Paying Agent appointed by the Master Servicer by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, unless such Person is entitled to receive payments by wire transfer in immediately available funds in accordance with the Pooling and Servicing Agreement and such Person has notified the Master Servicer pursuant to the Pooling and Servicing Agreement that such payments are to be made by wire transfer of immediately available funds. Notwithstanding the above, the final distribution in reduction of the principal balance of this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency specified by the Trustee for that purpose in the notice of final distribution.

     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     This Certificate constitutes a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Section 860G(a)(1) and Section 860D, respectively, of the Internal Revenue Code of 1986, as amended.

     Unless this Certificate has been countersigned by an authorized officer of the Trustee by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

     IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed as of the date set forth below.


Dated:  December 24, 1996

                                                     First Union National Bank
                                                     of North Carolina,
                                                       Trustee

                                                     By -----------------------
                                                         Authorized Officer


Countersigned:

First Union National Bank of North Carolina,
  Trustee

By --------------------------
   Authorized Officer

                                  EXHIBIT A-PO
                    [FORM OF FACE OF CLASS A-PO CERTIFICATE]


                        MORTGAGE PASS-THROUGH CERTIFICATE
                            SERIES 1996-9, CLASS A-PO

            evidencing an interest in a pool of fixed interest rate,
            conventional, monthly pay, fully amortizing, first lien,
                    one- to four-family residential mortgage
                loans, which may include loans secured by shares
                         issued by cooperative housing
                              corporations, sold by

                      NORWEST ASSET SECURITIES CORPORATION
                (Not an interest in or obligation of the Seller)

     THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

     DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE MADE IN THE MANNER DESCRIBED IN THE POOLING AND SERVICING AGREEMENT. ACCORDINGLY THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No.                      Cut-Off Date:   December 1, 1996

CUSIP No.:                           First Distribution Date:  January 27, 1997

Percentage Interest evidenced        Denomination:  $
by this Certificate: %

     THIS CERTIFIES THAT ---------------------- is the registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holders of the Class A-PO Certificates with respect to a Trust Estate consisting of a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, other than the Fixed Retained Yield, if any, with respect thereto, and which may include loans secured by shares issued by cooperative housing corporations (the "Mortgage Loans") formed by Norwest Asset Securities Corporation (hereinafter called the "Seller", which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of December 24, 1996 (the "Agreement") among the Seller, Norwest Bank Minnesota, National Association, as master servicer (the "Master Servicer"), and First Union National Bank of North Carolina, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month preceding the month of such distribution, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the Class A-PO
Distribution Amount required to be distributed to Holders of Class A-PO Certificates on such Distribution Date, subject to adjustment in certain events as specified in the Agreement. The Class A-PO Certificates will not be entitled to distributions in respect of interest.

     Distributions on this Certificate will be made on behalf of the Trustee either by the Master Servicer or by a Paying Agent appointed by the Master Servicer by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register. Notwithstanding the above, the final distribution in reduction of the principal balance of this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency specified by the Trustee for that purpose in the notice of final distribution.

     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     This  Certificate  is issued on  December  24,  1996,  at an issue price of
63.50000% and a stated redemption price at maturity equal to its initial principal balance, and is issued with original issue discount ("OID") for federal income tax purposes. Assuming that this Certificate pays in accordance with projected cash flows reflecting the prepayment assumption of 250% SPA (as defined in the Prospectus Supplement dated December 19, 1996 with respect to the offering of the Class A Certificates, Class M Certificates, Class B-1 Certificates and Class B-2 Certificates) used to price this Certificate: (i) the amount of OID as a percentage of the initial principal balance of this Certificate is approximately 36.50000000%; and (ii) the annual yield to maturity of this Certificate, compounded monthly, is approximately 8.21%. There is no short first accrual period.

     This Certificate constitutes a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Section 860G(a)(1) and Section 860D, respectively, of the Internal Revenue Code of 1986, as amended.

     Unless this Certificate has been countersigned by an authorized officer of the Trustee by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

     IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed as of the date set forth below.


Dated:  December 24, 1996

                                                     First Union National Bank
                                                     of North Carolina,
                                                       Trustee

                                                     By -----------------------
                                                          Authorized Officer


Countersigned:

First Union National Bank of North Carolina,
  Trustee


By -------------------------
   Authorized Officer

                                   EXHIBIT A-R
                     [Form of Face of Class A-R Certificate]

FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "RESIDUAL INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G(a)(2) AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"). A TRANSFEREE OF THIS CERTIFICATE, BY ACCEPTANCE HEREOF, IS DEEMED TO HAVE ACCEPTED THIS CERTIFICATE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFERABILITY, AS SET FORTH IN SECTION 5.02(d) OF THE POOLING AND SERVICING AGREEMENT, AND SHALL BE REQUIRED TO FURNISH AN AFFIDAVIT TO THE TRANSFEROR AND THE TRUSTEE TO THE EFFECT THAT, AMONG OTHER THINGS, IT IS NOT A DISQUALIFIED ORGANIZATION, AS SUCH TERM IS DEFINED IN CODE SECTION 860E(e)(5), AN AGENT (INCLUDING A BROKER, NOMINEE OR OTHER MIDDLEMAN) FOR A DISQUALIFIED ORGANIZATION OR A NON-PERMITTED FOREIGN HOLDER, AS DEFINED IN SECTION 5.02(d) OF THE POOLING AND SERVICING AGREEMENT AND TO HAVE AGREED TO SUCH AMENDMENTS TO THE POOLING AND SERVICING AGREEMENT AS MAY BE REQUIRED TO FURTHER EFFECTUATE THE RESTRICTIONS ON TRANSFERS TO DISQUALIFIED ORGANIZATIONS, AGENTS THEREOF OR NON-PERMITTED FOREIGN HOLDERS.

THE HOLDER OF THIS CLASS A-R CERTIFICATE, BY ACCEPTANCE HEREOF, IS DEEMED TO HAVE AGREED TO THE DESIGNATION OF THE MASTER SERVICER AS ITS AGENT TO ACT AS "TAX MATTERS PERSON" OF THE REMIC TO PERFORM THE FUNCTIONS OF A "TAX MATTERS PARTNER" FOR PURPOSES OF SUBCHAPTER C OF CHAPTER 63 OF SUBTITLE F OF THE CODE, OR, IF SO REQUESTED BY THE MASTER SERVICER, TO ACT AS TAX MATTERS PERSON OF THE REMIC.

THIS CERTIFICATE MAY NOT BE PURCHASED BY OR TRANSFERRED TO ANY PERSON WHICH IS AN EMPLOYEE BENEFIT PLAN SUBJECT TO THE FIDUCIARY RESPONSIBILITY PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR
SECTION 4975 OF THE CODE OR ANY GOVERNMENTAL PLAN, AS DEFINED IN SECTION 3(32) OF ERISA, SUBJECT TO ANY FEDERAL, STATE OR LOCAL LAW WHICH IS, TO A MATERIAL EXTENT, SIMILAR TO THE FOREGOING PROVISIONS OF ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), OR ANY PERSON INVESTING THE ASSETS OF A PLAN.

PURCHASERS OF THIS CLASS A-R CERTIFICATE SHOULD BE AWARE THAT ON JANUARY 3, 1995, THE INTERNAL REVENUE SERVICE ISSUED PROPOSED REGULATIONS UNDER CODE
SECTION 475 THAT, IF ADOPTED IN FINAL FORM, WOULD APPLY TO THIS CLASS A-R CERTIFICATE AND WOULD NOT PERMIT THIS CLASS A-R CERTIFICATE TO BE MARKED TO MARKET.

                        MORTGAGE PASS-THROUGH CERTIFICATE
                            SERIES 1996-9, CLASS A-R


                    evidencing an interest in a pool of fixed
                    interest rate, conventional, monthly pay,
                      fully amortizing, first lien, one- to
                four-family residential mortgage loans, which may
                    include loans secured by shares issued by
                    cooperative housing corporations, sold by


                      NORWEST ASSET SECURITIES CORPORATION
                (Not an interest in or obligation of the Seller)

     THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

     DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE MADE IN THE MANNER DESCRIBED IN THE POOLING AND SERVICING AGREEMENT. ACCORDINGLY THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No.                      Cut-Off Date:   December 1, 1996

CUSIP No.:                           First Distribution Date:  January 27, 1997

Percentage Interest evidenced        Denomination:  $200.00
by this Certificate: 100%

     THIS CERTIFIES THAT -------------------------- is the registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holder of the Class A-R Certificate with respect to a Trust Estate consisting of a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, other than the Fixed Retained Yield, if any, with respect thereto, and which may include loans secured by shares issued by cooperative housing corporations (the "Mortgage Loans"), formed by Norwest Asset Securities Corporation (hereinafter called the "Seller", which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of December 24, 1996 (the "Agreement") among the Seller, Norwest Bank Minnesota, National Association, as master servicer (the "Master Servicer"), and First Union National Bank of North Carolina, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month preceding the month of such distribution, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the Class A Subclass Distribution Amount for the Class A-R Certificate required to be distributed to the Holders of the Class A-R Certificate on such Distribution Date, subject to adjustment in certain events as specified in the Agreement. Distributions in reduction of the principal balance of certain Subclasses of Class A Certificates will not commence on the first Distribution Date specified above. Distributions of principal will be allocated among the Subclasses of Class A Certificates in accordance with the provisions of the Agreement. The pass-through rate on the Class A-R Certificate applicable to each Distribution Date will be 7.75% per annum. The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Non-Supported Interest Shortfall and the interest portion of certain Realized Losses allocated to the Class A-R Certificate, as described in the Agreement.

     Distributions on this Certificate will be made on behalf of the Trustee either by the Master Servicer or by a Paying Agent appointed by the Master Servicer by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register. Notwithstanding the above, the final distribution on this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency specified by the Trustee for that purpose in the notice of final distribution.

     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     Unless this Certificate has been countersigned by an authorized officer of the Trustee by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

     IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed as of the date set forth below.


Dated:  December 24, 1996

                                                     First Union National Bank
                                                     of North Carolina,
                                                       Trustee


                                                     By -----------------------
                                                           Authorized Officer

Countersigned:

First Union National Bank of North Carolina,
  Trustee

By -------------------------
   Authorized Officer

                                   EXHIBIT B-1
                     [FORM OF FACE OF CLASS B-1 CERTIFICATE]

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A AND CLASS M CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

EXCEPT AS PROVIDED IN SECTION 5.02(C) OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN, THIS CERTIFICATE MAY NOT BE PURCHASED BY OR TRANSFERRED TO ANY PERSON THAT HAS NOT DELIVERED A REPRESENTATION LETTER STATING EITHER (A) THAT THE TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN SUBJECT TO THE FIDUCIARY RESPONSIBILITY PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA") OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE") OR ANY GOVERNMENTAL PLAN, AS DEFINED IN SECTION 3(32) OF ERISA, SUBJECT TO ANY FEDERAL, STATE OR LOCAL LAW WHICH IS, TO A MATERIAL EXTENT, SIMILAR TO THE FOREGOING PROVISIONS OF ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), OR ANY PERSON INVESTING THE ASSETS OF A PLAN OR (B) SUBJECT TO CERTAIN CONDITIONS SET FORTH IN THE POOLING AND SERVICING AGREEMENT, THAT THE SOURCE OF FUNDS USED TO PURCHASE THIS CERTIFICATE IS AN "INSURANCE COMPANY GENERAL ACCOUNT."

                        MORTGAGE PASS-THROUGH CERTIFICATE
                            SERIES 1996-9, CLASS B-1

            evidencing an interest in a pool of fixed interest rate,
            conventional, monthly pay, fully amortizing, first lien,
                    one- to four-family residential mortgage
                loans, which may include loans secured by shares
                         issued by cooperative housing
                              corporations, sold by

                      NORWEST ASSET SECURITIES CORPORATION
                (Not an interest in or obligation of the Seller)

     THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

     DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE MADE IN THE MANNER DESCRIBED IN THE POOLING AND SERVICING AGREEMENT. ACCORDINGLY THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No.                     Cut-Off Date:   December 1, 1996

CUSIP No.:                          First Distribution Date:  January 27, 1997

Percentage Interest evidenced       Denomination:  $
by this Certificate: %

     THIS CERTIFIES THAT ------------------------- is the registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holders of the Class B-1 Certificates with respect to a Trust Estate consisting of a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, other than the Fixed Retained Yield, if any, with respect thereto, and which may include loans secured by shares issued by cooperative housing corporations (the "Mortgage Loans") formed by Norwest Asset Securities Corporation (hereinafter called the "Seller", which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of December 24, 1996 (the "Agreement") among the Seller, Norwest Bank Minnesota, National Association, as master servicer (the "Master Servicer"), and First Union National Bank of North Carolina, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month preceding the month of such distribution, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and, subject to the prior rights of the Class A Certificates and Class M Certificates as specified in the Agreement, any Class B-1 Distribution Amount required to be distributed to Holders of Class B-1 Certificates on such Distribution Date, subject to adjustment, in certain events, as specified in the Agreement. The pass-through rate on the Class B-1 Certificates applicable to each Distribution Date will be 7.75% per annum. The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Non-Supported Interest Shortfall and the interest portion of certain Realized Losses allocated to the Class B-1 Certificates, as described in the Agreement.

     Distributions on this Certificate will be made on behalf of the Trustee either by the Master Servicer or by a Paying Agent appointed by the Master Servicer by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register. Notwithstanding the above, the final distribution in reduction of the principal balance of this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency specified by the Trustee for that purpose in the notice of final distribution.

     No transfer of a Class B-1 Certificate will be made unless the Holder hereof desiring to make any such transfer shall deliver to the Trustee (i) a representation letter, in the form as described in the Agreement, stating either
(a) that the transferee is not a Plan and is not acting on behalf of a Plan or using the assets of a Plan to effect such purchase or (b) subject to certain conditions described in the Agreement, that the source of funds used to purchase this Certificate is an "insurance company general account," or (ii) if such transferee is a Plan, (a) an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee and the Seller with respect to certain matters and (b) such other documentation as the Seller, the Master Servicer or the Trustee may require, as described in the Agreement.

     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     This Certificate constitutes a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Section 860G(a)(1) and Section 860D, respectively, of the Internal Revenue Code of 1986, as amended.

     Unless this Certificate has been countersigned by an authorized officer of the Trustee by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

     IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed as of the date set forth below.


Dated:  December 24, 1996

                                                     First Union National Bank
                                                     of North Carolina,
                                                       Trustee

                                                     By------------------------
                                                         Authorized Officer


Countersigned:

First Union National Bank of North Carolina,
  Trustee


By ---------------------------
   Authorized Officer

                                   EXHIBIT B-2
                     [FORM OF FACE OF CLASS B-2 CERTIFICATE]

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A, CLASS M AND CLASS B-1 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

EXCEPT AS PROVIDED IN SECTION 5.02(C) OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN, THIS CERTIFICATE MAY NOT BE PURCHASED BY OR TRANSFERRED TO ANY PERSON THAT HAS NOT DELIVERED A REPRESENTATION LETTER STATING EITHER (A) THAT THE TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN SUBJECT TO THE FIDUCIARY RESPONSIBILITY PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA") OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE") OR ANY GOVERNMENTAL PLAN, AS DEFINED IN SECTION 3(32) OF ERISA, SUBJECT TO ANY FEDERAL, STATE OR LOCAL LAW WHICH IS, TO A MATERIAL EXTENT, SIMILAR TO THE FOREGOING PROVISIONS OF ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), OR ANY PERSON INVESTING THE ASSETS OF A PLAN OR (B) SUBJECT TO CERTAIN CONDITIONS SET FORTH IN THE POOLING AND SERVICING AGREEMENT, THAT THE SOURCE OF FUNDS USED TO PURCHASE THIS CERTIFICATE IS AN "INSURANCE COMPANY GENERAL ACCOUNT."

                        MORTGAGE PASS-THROUGH CERTIFICATE
                            SERIES 1996-9, CLASS B-2

            evidencing an interest in a pool of fixed interest rate,
            conventional, monthly pay, fully amortizing, first lien,
                    one- to four-family residential mortgage
                loans, which may include loans secured by shares
                         issued by cooperative housing
                              corporations, sold by

                      NORWEST ASSET SECURITIES CORPORATION
                (Not an interest in or obligation of the Seller)

     THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

     DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE MADE IN THE MANNER DESCRIBED IN THE POOLING AND SERVICING AGREEMENT. ACCORDINGLY THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No.                       Cut-Off Date:   December 1, 1996

CUSIP No.:                            First Distribution Date:  January 27, 1997

Percentage Interest evidenced         Denomination:  $
by this Certificate: %

     THIS CERTIFIES THAT ----------------------- is the registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holders of the Class B-2 Certificates with respect to a Trust Estate consisting of a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, other than the Fixed Retained Yield, if any, with respect thereto, and which may include loans secured by shares issued by cooperative housing corporations (the "Mortgage Loans") formed by Norwest Asset Securities Corporation (hereinafter called the "Seller", which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of December 24, 1996 (the "Agreement") among the Seller, Norwest Bank Minnesota, National Association, as master servicer (the "Master Servicer"), and First Union National Bank of North Carolina, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month preceding the month of such distribution, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and, subject to the prior rights of the Class A Certificates, Class M Certificates and each Subclass of Class B Certificates bearing a lower numerical designation as specified in the Agreement, any Class B-2 Distribution Amount required to be distributed to Holders of Class B-2 Certificates on such Distribution Date, subject to adjustment, in certain events, as specified in the Agreement. The pass-through rate on the Class B-2 Certificates applicable to each Distribution Date will be 7.75% per annum. The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Non-Supported Interest Shortfall and the interest portion of certain Realized Losses allocated to the Class B-2 Certificates, as described in the Agreement.

     Distributions on this Certificate will be made on behalf of the Trustee either by the Master Servicer or by a Paying Agent appointed by the Master Servicer by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register. Notwithstanding the above, the final distribution in reduction of the principal balance of this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency specified by the Trustee for that purpose in the notice of final distribution.

     No transfer of a Class B-2 Certificate will be made unless the Holder hereof desiring to make any such transfer shall deliver to the Trustee (i) a representation letter, in the form as described in the Agreement, stating either
(a) that the transferee is not a Plan and is not acting on behalf of a Plan or using the assets of a Plan to effect such purchase or (b) subject to certain conditions described in the Agreement, that the source of funds used to purchase this Certificate is an "insurance company general account," or (ii) if such transferee is a Plan, (a) an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee and the Seller with respect to certain matters and (b) such other documentation as the Seller, the Master Servicer or the Trustee may require, as described in the Agreement.

     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     This Certificate is issued on December 24, 1996, and based on its issue price of 97.21389%, including accrued interest, and a stated redemption price at maturity equal to its initial principal balance, is issued with original issue discount ("OID") for federal income tax purposes. Assuming that this Certificate pays in accordance with projected cash flows reflecting the prepayment assumption of 250% SPA (as defined in the Prospectus Supplement dated December 19, 1996 with respect to the offering of the Class A Certificates, Class M Certificates, Class B-1 Certificates and Class B-2 Certificates) used to price this Certificate: (i) the amount of OID as a percentage of the initial principal balance of this Certificate is approximately 2.78611111%; and (ii) the annual yield to maturity of this Certificate, compounded monthly, is approximately 8.14%. There is no short first accrual period.

     This Certificate constitutes a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Section 860G(a)(1) and Section 860D, respectively, of the Internal Revenue Code of 1986, as amended.

     Unless this Certificate has been countersigned by an authorized officer of the Trustee by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

     IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed as of the date set forth below.


Dated:  December 24, 1996

                                                     First Union National Bank
                                                     of North Carolina,
                                                       Trustee

                                                     By -----------------------
                                                        Authorized Officer


Countersigned:

First Union National Bank of North Carolina,
  Trustee


By ---------------------------
   Authorized Officer

                                   EXHIBIT B-3
                     [FORM OF FACE OF CLASS B-3 CERTIFICATE]

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A, CLASS M, CLASS B-1 AND CLASS B-2 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE RESOLD OR TRANSFERRED UNLESS IT IS REGISTERED PURSUANT TO SUCH ACT AND LAWS OR IS SOLD OR TRANSFERRED IN TRANSACTIONS WHICH ARE EXEMPT FROM REGISTRATION UNDER SUCH ACT AND UNDER APPLICABLE STATE LAW AND IS TRANSFERRED IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

EXCEPT AS PROVIDED IN SECTION 5.02(C) OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN, THIS CERTIFICATE MAY NOT BE PURCHASED BY OR TRANSFERRED TO ANY PERSON THAT HAS NOT DELIVERED A REPRESENTATION LETTER STATING EITHER (A) THAT THE TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN SUBJECT TO THE FIDUCIARY RESPONSIBILITY PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA") OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE") OR ANY GOVERNMENTAL PLAN, AS DEFINED IN SECTION 3(32) OF ERISA, SUBJECT TO ANY FEDERAL, STATE OR LOCAL LAW WHICH IS, TO A MATERIAL EXTENT, SIMILAR TO THE FOREGOING PROVISIONS OF ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), OR ANY PERSON INVESTING THE ASSETS OF A PLAN OR (B) SUBJECT TO CERTAIN CONDITIONS SET FORTH IN THE POOLING AND SERVICING AGREEMENT, THAT THE SOURCE OF FUNDS USED TO PURCHASE THIS CERTIFICATE IS AN "INSURANCE COMPANY GENERAL ACCOUNT."

                        MORTGAGE PASS-THROUGH CERTIFICATE
                            SERIES 1996-9, CLASS B-3

            evidencing an interest in a pool of fixed interest rate,
            conventional, monthly pay, fully amortizing, first lien,
                    one- to four-family residential mortgage
                loans, which may include loans secured by shares
                         issued by cooperative housing
                              corporations, sold by

                      NORWEST ASSET SECURITIES CORPORATION
                (Not an interest in or obligation of the Seller)

     THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

     DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE MADE IN THE MANNER DESCRIBED IN THE POOLING AND SERVICING AGREEMENT. ACCORDINGLY THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No.                     Cut-Off Date:   December 1, 1996

CUSIP No.:                          First Distribution Date:  January 27, 1997

Percentage Interest evidenced       Denomination:  $
by this Certificate:         %

     THIS CERTIFIES THAT -------------------------- is the registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holders of the Class B-3 Certificates with respect to a Trust Estate consisting of a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, other than the Fixed Retained Yield, if any, with respect thereto, and which may include loans secured by shares issued by cooperative housing corporations (the "Mortgage Loans") formed by Norwest Asset Securities Corporation (hereinafter called the "Seller", which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of December 24, 1996 (the "Agreement") among the Seller, Norwest Bank Minnesota, National Association, as master servicer (the "Master Servicer"), and First Union National Bank of North Carolina, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month preceding the month of such distribution, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and, subject to the prior rights of the Class A Certificates, Class M Certificates and each Subclass of Class B Certificates bearing a lower numerical designation as specified in the Agreement, any Class B-3 Distribution Amount required to be distributed to Holders of Class B-3 Certificates on such Distribution Date, subject to adjustment, in certain events, as specified in the Agreement. The pass-through rate on the Class B-3 Certificates applicable to each Distribution Date will be 7.75% per annum. The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Non-Supported Interest Shortfall and the interest portion of certain Realized Losses allocated to the Class B-3 Certificates, as described in the Agreement.

     Distributions on this Certificate will be made on behalf of the Trustee either by the Master Servicer or by a Paying Agent appointed by the Master Servicer by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register. Notwithstanding the above, the final distribution in reduction of the principal balance of this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency specified by the Trustee for that purpose in the notice of final distribution.

     No transfer of a Class B-3 Certificate will be made unless such transfer is exempt from the registration requirements of the Securities Act of 1933, as amended, and any applicable state securities laws or is made in accordance with said Act and laws. In the event that such a transfer is desired to be made by the Holder hereof, (i) the transferee will be required to execute an investment letter in the form described in the Agreement and (ii) if such transfer is to be made within three years from the later of (a) the date of initial issuance of the Certificates or (b) the last date on which the Seller or any affiliate thereof was a Holder of the Certificates proposed to be transferred, and unless such transfer is made in reliance on Rule 144A of the Securities Act of 1933, as amended, the Trustee or the Seller may require the Holder to deliver an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee and the Seller that such transfer is exempt (describing the applicable exemption and the basis therefor) from or is being made pursuant to the registration requirements of the Securities Act of 1933, as amended, and of any applicable statute of any state. The Holder hereof desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee, the Seller, the Master Servicer, and any Paying Agent acting on behalf of the Trustee against any liability that may result if the transfer is not so exempt or is not made in accordance with such Federal and state laws. In connection with any such transfer, the Holder must also deliver to the Trustee (i) a representation letter, in the form as described in the Agreement, stating either (a) that the transferee is not a Plan and is not acting on behalf of a Plan or using the assets of a Plan to effect such purchase or (b) subject to certain conditions described in the Agreement, that the source of funds used to purchase this Certificate is an "insurance company general account," or (ii) if such transferee is a Plan, (a) an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee and the Seller with respect to certain matters and (b) such other documentation as the Seller, the Master Servicer or the Trustee may require, as described in the Agreement.

     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     This Certificate is issued on December 24, 1996, and based on its issue price of 80.74514%, including accrued interest, and a stated redemption price at maturity equal to its initial principal balance, is issued with original issue discount ("OID") for federal income tax purposes. Assuming that this Certificate pays in accordance with projected cash flows reflecting the prepayment assumption of 250% SPA (as defined in the Prospectus Supplement dated December 19, 1996 with respect to the offering of the Class A Certificates, Class M Certificates, Class B-1 Certificates and Class B-2 Certificates) used to price this Certificate: (i) the amount of OID as a percentage of the initial principal balance of this Certificate is approximately 19.25486111%; and (ii) the annual yield to maturity of this Certificate, compounded monthly, is approximately 10.88%. There is no short first accrual period.

     This Certificate constitutes a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Section 860G(a)(1) and Section 860D, respectively, of the Internal Revenue Code of 1986, as amended.

     Unless this Certificate has been countersigned by an authorized officer of the Trustee by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

     IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed as of the date set forth below.


Dated:  December 24, 1996

                                                     First Union National Bank
                                                     of North Carolina,
                                                       Trustee

                                                     By -----------------------
                                                           Authorized Officer


Countersigned:

First Union National Bank of North Carolina,
  Trustee


By ---------------------
   Authorized Officer

                                   EXHIBIT B-4
                     [FORM OF FACE OF CLASS B-4 CERTIFICATE]

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A, CLASS M, CLASS B-1, CLASS B-2 AND CLASS B-3 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE RESOLD OR TRANSFERRED UNLESS IT IS REGISTERED PURSUANT TO SUCH ACT AND LAWS OR IS SOLD OR TRANSFERRED IN TRANSACTIONS WHICH ARE EXEMPT FROM REGISTRATION UNDER SUCH ACT AND UNDER APPLICABLE STATE LAW AND IS TRANSFERRED IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

EXCEPT AS PROVIDED IN SECTION 5.02(C) OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN, THIS CERTIFICATE MAY NOT BE PURCHASED BY OR TRANSFERRED TO ANY PERSON THAT HAS NOT DELIVERED A REPRESENTATION LETTER STATING EITHER (A) THAT THE TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN SUBJECT TO THE FIDUCIARY RESPONSIBILITY PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA") OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE") OR ANY GOVERNMENTAL PLAN, AS DEFINED IN SECTION 3(32) OF ERISA, SUBJECT TO ANY FEDERAL, STATE OR LOCAL LAW WHICH IS, TO A MATERIAL EXTENT, SIMILAR TO THE FOREGOING PROVISIONS OF ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), OR ANY PERSON INVESTING THE ASSETS OF A PLAN OR (B) SUBJECT TO CERTAIN CONDITIONS SET FORTH IN THE POOLING AND SERVICING AGREEMENT, THAT THE SOURCE OF FUNDS USED TO PURCHASE THIS CERTIFICATE IS AN "INSURANCE COMPANY GENERAL ACCOUNT."

                        MORTGAGE PASS-THROUGH CERTIFICATE
                            SERIES 1996-9, CLASS B-4

            evidencing an interest in a pool of fixed interest rate,
            conventional, monthly pay, fully amortizing, first lien,
                    one- to four-family residential mortgage
                loans, which may include loans secured by shares
                         issued by cooperative housing
                              corporations, sold by

                      NORWEST ASSET SECURITIES CORPORATION
                (Not an interest in or obligation of the Seller)

     THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

     DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE MADE IN THE MANNER DESCRIBED IN THE POOLING AND SERVICING AGREEMENT. ACCORDINGLY THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No.                     Cut-Off Date:   December 1, 1996

CUSIP No.:                          First Distribution Date:  January 27, 1997

Percentage Interest evidenced       Denomination:  $
by this Certificate: 100%

     THIS CERTIFIES THAT ------------------------ is the registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holders of the Class B-4 Certificates with respect to a Trust Estate consisting of a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, other than the Fixed Retained Yield, if any, with respect thereto, and which may include loans secured by shares issued by cooperative housing corporations (the "Mortgage Loans") formed by Norwest Asset Securities Corporation (hereinafter called the "Seller", which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of December 24, 1996 (the "Agreement") among the Seller, Norwest Bank Minnesota, National Association, as master servicer (the "Master Servicer"), and First Union National Bank of North Carolina, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month preceding the month of such distribution, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and, subject to the prior rights of the Class A Certificates, Class M Certificates and each Subclass of Class B Certificates bearing a lower numerical designation as specified in the Agreement, any Class B-4 Distribution Amount required to be distributed to Holders of Class B-4 Certificates on such Distribution Date, subject to adjustment, in certain events, as specified in the Agreement. The pass-through rate on the Class B-4 Certificates applicable to each Distribution Date will be 7.75% per annum. The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Non-Supported Interest Shortfall and the interest portion of certain Realized Losses allocated to the Class B-4 Certificates, as described in the Agreement.

     Distributions on this Certificate will be made on behalf of the Trustee either by the Master Servicer or by a Paying Agent appointed by the Master Servicer by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register. Notwithstanding the above, the final distribution in reduction of the principal balance of this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency specified by the Trustee for that purpose in the notice of final distribution.

     No transfer of a Class B-4 Certificate will be made unless such transfer is exempt from the registration requirements of the Securities Act of 1933, as amended, and any applicable state securities laws or is made in accordance with said Act and laws. In the event that such a transfer is desired to be made by the Holder hereof, (i) the transferee will be required to execute an investment letter in the form described in the Agreement and (ii) if such transfer is to be made within three years from the later of (a) the date of initial issuance of the Certificates or (b) the last date on which the Seller or any affiliate thereof was a Holder of the Certificates proposed to be transferred, and unless such transfer is made in reliance on Rule 144A of the Securities Act of 1933, as amended, the Trustee or the Seller may require the Holder to deliver an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee and the Seller that such transfer is exempt (describing the applicable exemption and the basis therefor) from or is being made pursuant to the registration requirements of the Securities Act of 1933, as amended, and of any applicable statute of any state. The Holder hereof desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee, the Seller, the Master Servicer, and any Paying Agent acting on behalf of the Trustee against any liability that may result if the transfer is not so exempt or is not made in accordance with such Federal and state laws. In connection with any such transfer, the Holder must also deliver to the Trustee (i) a representation letter, in the form as described in the Agreement, stating either (a) that the transferee is not a Plan and is not acting on behalf of a Plan or using the assets of a Plan to effect such purchase or (b) subject to certain conditions described in the Agreement, that the source of funds used to purchase this Certificate is an "insurance company general account," or (ii) if such transferee is a Plan, (a) an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee and the Seller with respect to certain matters and (b) such other documentation as the Seller, the Master Servicer or the Trustee may require, as described in the Agreement.

     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     This Certificate is issued on December 24, 1996, and based on its issue price of 61.55764%, including accrued interest, and a stated redemption price at maturity equal to its initial principal balance, is issued with original issue discount ("OID") for federal income tax purposes. Assuming that this Certificate pays in accordance with projected cash flows reflecting the prepayment assumption of 250% SPA (as defined in the Prospectus Supplement dated December 19, 1996 with respect to the offering of the Class A Certificates, Class M Certificates, Class B-1 Certificates and Class B-2 Certificates) used to price this Certificate: (i) the amount of OID as a percentage of the initial principal balance of this Certificate is approximately 38.44236111%; and (ii) the annual yield to maturity of this Certificate, compounded monthly, is approximately 15.37%. There is no short first accrual period.

     This Certificate constitutes a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Section 860G(a)(1) and Section 860D, respectively, of the Internal Revenue Code of 1986, as amended.

     Unless this Certificate has been countersigned by an authorized officer of the Trustee by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

     IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed as of the date set forth below.


Dated:  December 24, 1996

                                                     First Union National Bank
                                                     of North Carolina,
                                                       Trustee

                                                     By -----------------------
                                                          Authorized Officer


Countersigned:

First Union National Bank of North Carolina,
  Trustee


By ------------------------
   Authorized Officer

                                   EXHIBIT B-5
                     [FORM OF FACE OF CLASS B-5 CERTIFICATE]

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A, CLASS M, CLASS B-1, CLASS B-2, CLASS B-3 AND CLASS B-4 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE RESOLD OR TRANSFERRED UNLESS IT IS REGISTERED PURSUANT TO SUCH ACT AND LAWS OR IS SOLD OR TRANSFERRED IN TRANSACTIONS WHICH ARE EXEMPT FROM REGISTRATION UNDER SUCH ACT AND UNDER APPLICABLE STATE LAW AND IS TRANSFERRED IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

EXCEPT AS PROVIDED IN SECTION 5.02(C) OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN, THIS CERTIFICATE MAY NOT BE PURCHASED BY OR TRANSFERRED TO ANY PERSON THAT HAS NOT DELIVERED A REPRESENTATION LETTER STATING EITHER (A) THAT THE TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN SUBJECT TO THE FIDUCIARY RESPONSIBILITY PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA") OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE") OR ANY GOVERNMENTAL PLAN, AS DEFINED IN SECTION 3(32) OF ERISA, SUBJECT TO ANY FEDERAL, STATE OR LOCAL LAW WHICH IS, TO A MATERIAL EXTENT, SIMILAR TO THE FOREGOING PROVISIONS OF ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), OR ANY PERSON INVESTING THE ASSETS OF A PLAN OR (B) SUBJECT TO CERTAIN CONDITIONS SET FORTH IN THE POOLING AND SERVICING AGREEMENT, THAT THE SOURCE OF FUNDS USED TO PURCHASE THIS CERTIFICATE IS AN "INSURANCE COMPANY GENERAL ACCOUNT."

                        MORTGAGE PASS-THROUGH CERTIFICATE
                            SERIES 1996-9, CLASS B-5

            evidencing an interest in a pool of fixed interest rate,
            conventional, monthly pay, fully amortizing, first lien,
                    one- to four-family residential mortgage
                loans, which may include loans secured by shares
                         issued by cooperative housing
                              corporations, sold by

                      NORWEST ASSET SECURITIES CORPORATION
                (Not an interest in or obligation of the Seller)

     THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

     DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE MADE IN THE MANNER DESCRIBED IN THE POOLING AND SERVICING AGREEMENT. ACCORDINGLY THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No.                      Cut-Off Date:   December 1, 1996

CUSIP No.:                           First Distribution Date:  January 27, 1997

Percentage Interest evidenced        Denomination:  $
by this Certificate: 100%

     THIS CERTIFIES THAT ------------------------- is the registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holders of the Class B-5 Certificates with respect to a Trust Estate consisting of a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, other than the Fixed Retained Yield, if any, with respect thereto, and which may include loans secured by shares issued by cooperative housing corporations (the "Mortgage Loans") formed by Norwest Asset Securities Corporation (hereinafter called the "Seller", which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of December 24, 1996 (the "Agreement") among the Seller, Norwest Bank Minnesota, National Association, as master servicer (the "Master Servicer"), and First Union National Bank of North Carolina, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month preceding the month of such distribution, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and, subject to the prior rights of the Class A Certificates, Class M Certificates and each Subclass of Class B Certificates bearing a lower numerical designation as specified in the Agreement, any Class B-5 Distribution Amount required to be distributed to Holders of Class B-5 Certificates on such Distribution Date, subject to adjustment, in certain events, as specified in the Agreement. The pass-through rate on the Class B-5 Certificates applicable to each Distribution Date will be 7.75% per annum. The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Non-Supported Interest Shortfall and the interest portion of certain Realized Losses allocated to the Class B-5 Certificates, as described in the Agreement.

     Distributions on this Certificate will be made on behalf of the Trustee either by the Master Servicer or by a Paying Agent appointed by the Master Servicer by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register. Notwithstanding the above, the final distribution in reduction of the principal balance of this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency specified by the Trustee for that purpose in the notice of final distribution.

     No transfer of a Class B-5 Certificate will be made unless such transfer is exempt from the registration requirements of the Securities Act of 1933, as amended, and any applicable state securities laws or is made in accordance with said Act and laws. In the event that such a transfer is desired to be made by the Holder hereof, (i) the transferee will be required to execute an investment letter in the form described in the Agreement and (ii) if such transfer is to be made within three years from the later of (a) the date of initial issuance of the Certificates or (b) the last date on which the Seller or any affiliate thereof was a Holder of the Certificates proposed to be transferred, and unless such transfer is made in reliance on Rule 144A of the Securities Act of 1933, as amended, the Trustee or the Seller may require the Holder to deliver an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee and the Seller that such transfer is exempt (describing the applicable exemption and the basis therefor) from or is being made pursuant to the registration requirements of the Securities Act of 1933, as amended, and of any applicable statute of any state. The Holder hereof desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee, the Seller, the Master Servicer, and any Paying Agent acting on behalf of the Trustee against any liability that may result if the transfer is not so exempt or is not made in accordance with such Federal and state laws. In connection with any such transfer, the Holder must also deliver to the Trustee (i) a representation letter, in the form as described in the Agreement, stating either (a) that the transferee is not a Plan and is not acting on behalf of a Plan or using the assets of a Plan to effect such purchase or (b) subject to certain conditions described in the Agreement, that the source of funds used to purchase this Certificate is an "insurance company general account," or (ii) if such transferee is a Plan, (a) an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee and the Seller with respect to certain matters and (b) such other documentation as the Seller, the Master Servicer or the Trustee may require, as described in the Agreement.

     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     This Certificate is issued on December 24, 1996, and based on its issue price of 30.37014%, including accrued interest, and a stated redemption price at maturity equal to its initial principal balance, is issued with original issue discount ("OID") for federal income tax purposes. Assuming that this Certificate pays in accordance with projected cash flows reflecting the prepayment assumption of 250% SPA (as defined in the Prospectus Supplement dated December 19, 1996 with respect to the offering of the Class A Certificates, Class M Certificates, Class B-1 Certificates and Class B-2 Certificates) used to price this Certificate: (i) the amount of OID as a percentage of the initial principal balance of this Certificate is approximately 69.62986111%; and (ii) the annual yield to maturity of this Certificate, compounded monthly, is approximately 31.12%. There is no short first accrual period.

     This Certificate constitutes a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Section 860G(a)(1) and Section 860D, respectively, of the Internal Revenue Code of 1986, as amended.

     Unless this Certificate has been countersigned by an authorized officer of the Trustee by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

     IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed as of the date set forth below.


Dated:  December 24, 1996

                                                     First Union National Bank
                                                     of North Carolina,
                                                       Trustee

                                                     By -----------------------
                                                          Authorized Officer


Countersigned:

First Union National Bank of North Carolina,
  Trustee


By --------------------------
   Authorized Officer

                                    EXHIBIT C
                      [FORM OF FACE OF CLASS M CERTIFICATE]

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

EXCEPT AS PROVIDED IN SECTION 5.02(C) OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN, THIS CERTIFICATE MAY NOT BE PURCHASED BY OR TRANSFERRED TO ANY PERSON THAT HAS NOT DELIVERED A REPRESENTATION LETTER STATING EITHER (A) THAT THE TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN SUBJECT TO THE FIDUCIARY RESPONSIBILITY PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA") OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE") OR ANY GOVERNMENTAL PLAN, AS DEFINED IN SECTION 3(32) OF ERISA, SUBJECT TO ANY FEDERAL, STATE OR LOCAL LAW WHICH IS, TO A MATERIAL EXTENT, SIMILAR TO THE FOREGOING PROVISIONS OF ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), OR ANY PERSON INVESTING THE ASSETS OF A PLAN OR (B) SUBJECT TO CERTAIN CONDITIONS SET FORTH IN THE POOLING AND SERVICING AGREEMENT, THAT THE SOURCE OF FUNDS USED TO PURCHASE THIS CERTIFICATE IS AN "INSURANCE COMPANY GENERAL ACCOUNT."

                        MORTGAGE PASS-THROUGH CERTIFICATE
                             SERIES 1996-9, CLASS M

            evidencing an interest in a pool of fixed interest rate,
            conventional, monthly pay, fully amortizing, first lien,
                    one- to four-family residential mortgage
                loans, which may include loans secured by shares
                         issued by cooperative housing
                              corporations, sold by

                      NORWEST ASSET SECURITIES CORPORATION
                (Not an interest in or obligation of the Seller)

     THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

     DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE MADE IN THE MANNER DESCRIBED IN THE POOLING AND SERVICING AGREEMENT. ACCORDINGLY THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No.                     Cut-Off Date:   December 1, 1996

CUSIP No.:                          First Distribution Date:  January 27, 1997

Percentage Interest evidenced       Denomination:  $
by this Certificate: %

     THIS CERTIFIES THAT -------------------------- is the registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holders of the Class M Certificates with respect to a Trust Estate consisting of a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, other than the Fixed Retained Yield, if any, with respect thereto, and which may include loans secured by shares issued by cooperative housing corporations (the "Mortgage Loans") formed by Norwest Asset Securities Corporation (hereinafter called the "Seller", which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of December 24, 1996 (the "Agreement") among the Seller, Norwest Bank Minnesota, National Association, as master servicer (the "Master Servicer"), and First Union National Bank of North Carolina, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month preceding the month of such distribution, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and, subject to the prior rights of the Class A Certificates as specified in the Agreement, any Class M Distribution Amount required to be distributed to Holders of Class M Certificates on such Distribution Date, subject to adjustment, in certain events, as specified in the Agreement. The pass-through rate on the Class M Certificates applicable to each Distribution Date will be 7.75% per annum. The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Non-Supported Interest Shortfall and the interest portion of certain Realized Losses allocated to the Class M Certificates, as described in the Agreement.

     Distributions on this Certificate will be made on behalf of the Trustee either by the Master Servicer or by a Paying Agent appointed by the Master Servicer by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register. Notwithstanding the above, the final distribution in reduction of the principal balance of this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency specified by the Trustee for that purpose in the notice of final distribution.

     No transfer of a Class M Certificate will be made unless the Holder hereof desiring to make any such transfer shall deliver to the Trustee (i) a representation letter, in the form as described in the Agreement, stating either
(a) that the transferee is not a Plan and is not acting on behalf of a Plan or using the assets of a Plan to effect such purchase or (b) subject to certain conditions described in the Agreement, that the source of funds used to purchase this Certificate is an "insurance company general account," or (ii) if such transferee is a Plan, an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee and the Seller with respect to certain matters, as described in the Agreement.

     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     This Certificate constitutes a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Section 860G(a)(1) and Section 860D, respectively, of the Internal Revenue Code of 1986, as amended.

     Unless this Certificate has been countersigned by an authorized officer of the Trustee by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

     IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed as of the date set forth below.


Dated:  December 24, 1996

                                                     First Union National Bank
                                                     of North Carolina,
                                                       Trustee

                                                     By -----------------------
                                                          Authorized Officer


Countersigned:

First Union National Bank of North Carolina,
  Trustee


By ----------------------
   Authorized Officer

                                    EXHIBIT D


                 [Form of Reverse of Series 1996-9 Certificates]


                      NORWEST ASSET SECURITIES CORPORATION
                       MORTGAGE PASS-THROUGH CERTIFICATES
                                  SERIES 1996-9

     This Certificate is one of a duly authorized issue of Certificates issued in several Classes and Subclasses designated as Mortgage Pass-Through Certificates of the Series specified hereon (herein collectively called the "Certificates").

     The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. In the event funds are advanced with respect to any Mortgage Loan by a Servicer, the Master Servicer or the Trustee, such advances are reimbursable to such Servicer, the Master Servicer or the Trustee to the extent provided in the Agreement, from related recoveries on such Mortgage Loan or from other cash that would have been distributable to Certificateholders.

     As provided in the Agreement, withdrawals from the Certificate Account created for the benefit of Certificateholders may be made by the Master Servicer from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement to a Servicer, the Master Servicer or the Trustee, as applicable, of advances made by such Servicer, the Master Servicer or the Trustee.

     The Agreement permits, with certain exceptions therein provided, the amendment of the Agreement and the modification of the rights and obligations of the Seller, the Master Servicer and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Seller, the Master Servicer and the Trustee with the consent of the Holders of Certificates evidencing in the aggregate not less than 66 2/3% of the Voting Interests of each Class or Subclass of Certificates affected thereby. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent is made upon the Certificate. The Agreement also permits the amendment thereof in certain circumstances without the consent of the Holders of any of the Certificates.

     As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the office or agency appointed by the Trustee, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar, duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized Denominations evidencing the same Class and Subclass and aggregate Percentage Interest will be issued to the designated transferee or transferees.

     The Certificates are issuable only as registered Certificates without coupons in Classes and Denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of authorized Denominations evidencing the same Class and Subclass and aggregate Percentage Interest, as requested by the Holder surrendering the same.

     No service charge will be made for any such registration of transfer or exchange, but the Trustee or the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

     The Seller, the Master Servicer, the Trustee and the Certificate Registrar, and any agent of the Seller, the Master Servicer, the Trustee or the Certificate Registrar, may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Seller, the Master Servicer, the Trustee, the Certificate Registrar nor any such agent shall be affected by notice to the contrary.

     The obligations created by the Agreement in respect of the Certificates and the Trust Estate created thereby shall terminate upon the last action required to be taken by the Trustee on the Final Distribution Date pursuant to the Agreement following the earlier of (i) the payment or other liquidation (or advance with respect thereto) of the last Mortgage Loan subject thereto or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan, and (ii) the purchase by the Seller from the Trust Estate of all remaining Mortgage Loans and all property acquired in respect of such Mortgage Loans; provided, however, that the Trust Estate will in no event continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the Court of St. James, living on the date of the Agreement. The Agreement permits, but does not require, the Seller to purchase all remaining Mortgage Loans and all property acquired in respect of any Mortgage Loan at a price determined as provided in the Agreement. The exercise of such option will effect early retirement of the Certificates, the Seller's right to exercise such option being subject to the Pool Scheduled Principal Balance of the Mortgage Loans as of the Distribution Date upon which the proceeds of such repurchase are distributed being less than ten percent of the Cut-Off Date Aggregate Principal Balance.

                                   ASSIGNMENT
                                   ----------

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto ---------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                   (Please print or typewrite name and address
                     including postal zip code of assignee)

the  beneficial   interest   evidenced  by  the  within  Mortgage   Pass-Through
Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Estate.

     I (We) further direct the Certificate Registrar to issue a new Certificate of a like Denomination or Percentage Interest and Class or Subclass, to the above named assignee and deliver such Certificate to the following address:
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Social Security or other Identifying Number of Assignee:



Dated:

                              -------------------------------------
                              Signature by or on behalf of assignor

                              -------------------------------------
                              Signature Guaranteed

                            DISTRIBUTION INSTRUCTIONS

     The assignee should include the following for purposes of distribution:

     Distributions shall be made, if the assignee is eligible to receive distributions in immediately available funds, by wire transfer or otherwise, in immediately available funds to ------------------------------------------- for
the   account   of   ---------------------------------------    account   number
----------------,  or, if mailed by check,  to  -------------------------------.
Applicable    statements    should   be    mailed   to    ----------------------
----------------------------------------------------------------.

     This information is provided by ______________________, the assignee named above, or ___________________________________, as its agent.

                                    EXHIBIT E

                               CUSTODIAL AGREEMENT

     THIS CUSTODIAL AGREEMENT (as amended and supplemented from time to time, the "Agreement"), dated as of -------------, by and among FIRST UNION NATIONAL BANK OF NORTH CAROLINA, not individually, but solely as Trustee (including its successors under the Pooling and Servicing Agreement defined below, the "Trustee"), NORWEST ASSET SECURITIES CORPORATION (together with any successor in interest, the "Seller"), NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION (together with any successor in interest or successor under the Pooling and Servicing Agreement referred to below, the "Master Servicer") and --------------------------- (together with any successor in interest or any successor appointed hereunder, the "Custodian").


                           W I T N E S S E T H  T H A T
                           -------------------  -------

     WHEREAS, the Seller, the Master Servicer and the Trustee have entered into a Pooling and Servicing Agreement dated as of December 24, 1996 relating to the issuance of Mortgage Pass-Through Certificates, Series 1996-9 (as in effect on the date of this Agreement, the "Original Pooling and Servicing Agreement", and as amended and supplemented from time to time, the "Pooling and Servicing Agreement"); and

     WHEREAS, the Custodian has agreed to act as agent for the Trustee for the purposes of receiving and holding certain documents and other instruments delivered by the Seller under the Pooling and Servicing Agreement, all upon the terms and conditions and subject to the limitations hereinafter set forth;

     NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements hereinafter set forth, the Trustee, the Seller, the Master Servicer and the Custodian hereby agree as follows:

                                    ARTICLE I

                                   Definitions

     Capitalized terms used in this Agreement and not defined herein shall have the meanings assigned in the Original Pooling and Servicing Agreement, unless otherwise required by the context herein.

                                   ARTICLE II

                          Custody of Mortgage Documents

     Section 2.1. Custodian to Act as Agent; Acceptance of Custodial Files. The Custodian, as the duly appointed agent of the Trustee for these purposes, acknowledges receipt of the Mortgage Notes, the Mortgages, the assignments and other documents relating to the Mortgage Loans identified on the schedule attached hereto and declares that it holds and will hold such Mortgage Notes, Mortgages, assignments and other documents and any similar documents received by the Trustee subsequent to the date hereof (the "Custodial Files") as agent for the Trustee, in trust, for the use and benefit of all present and future Certificateholders.

     Section 2.2. Recordation of Assignments. If any Custodial File includes one or more assignments to the Trustee of Mortgage Notes and related Mortgages that have not been recorded, each such assignment shall be delivered by the Custodian to the Seller for the purpose of recording it in the appropriate public office for real property records, and the Seller, at no expense to the Custodian, shall promptly cause to be recorded in the appropriate public office for real property records each such assignment and, upon receipt thereof from such public office, shall return each such assignment to the Custodian.

     Section 2.3. Review of Custodial Files. The Custodian agrees, for the benefit of Certificateholders, to review, in accordance with the provisions of
Section 2.01 of the Pooling and Servicing Agreement, each Custodial File. If in performing the review required by this Section 2.3 the Custodian finds any document or documents constituting a part of a Custodial File to be missing or defective in any material respect, the Custodian shall promptly so notify the Seller, the Master Servicer and the Trustee.

     Section 2.4. Notification of Breaches of Representations and Warranties. Upon discovery by the Custodian of a breach of any representation or warranty made by the Seller or the Master Servicer as set forth in the Pooling and Servicing Agreement, the Custodian shall give prompt written notice to the Seller, the Master Servicer and the Trustee.

     Section 2.5. Custodian to Cooperate; Release of Custodial Files. Upon the payment in full of any Mortgage Loan, or the receipt by the Master Servicer of a notification that payment in full will be escrowed in an manner customary for such purposes, the Master Servicer shall immediately notify the Custodian by a certification (which certification shall include a statement to the effect that all amounts received or to be received in connection with such payment which are required to be deposited in the Certificate Account pursuant to Section 3.02 of the Pooling and Servicing Agreement have been or will be so deposited) of a Servicing Officer and shall request delivery to it of the Custodial File. The Custodian agrees, upon receipt of such certification and request, promptly to release the related Custodial File to the Master Servicer.

     From time to time as is appropriate for the servicing or foreclosure of any Mortgage Loan, the Master Servicer shall deliver to the Custodian a certificate of a Servicing Officer requesting that possession of all, or any document constituting part of, the Custodial File be released to the Master Servicer and certifying as to the reason for such release and that such release will not invalidate any insurance coverage provided in respect of the Mortgage Loan. With such certificate, the Master Servicer shall deliver to the Custodian a receipt signed by a Servicing Officer on behalf of the Master Servicer, and upon receipt of the foregoing, the Custodian shall deliver the Custodial File or such document to the Master Servicer. The Master Servicer shall cause each Custodial File or any document therein so released to be returned to the Custodian when the need therefor by the Master Servicer no longer exists, unless (i) the Mortgage Loan has been liquidated and the Liquidation Proceeds relating to the Mortgage Loan have been deposited in the Certificate Account to the extent required by the Pooling and Servicing Agreement or (ii) the Custodial File or such document has been delivered to an attorney, or to a public trustee or other public official as required by law, for purposes of initiating or pursuing legal action or other proceedings for the foreclosure of the Mortgaged Property either judicially or non-judicially, and the Master Servicer has delivered to the Custodian a certificate of a Servicing Officer certifying as to the name and address of the Person to which such Custodial File or such document were delivered and the purpose or purposes of such delivery. In the event of the liquidation of a Mortgage Loan, the Custodian shall deliver such receipt with respect thereto to the Master Servicer upon deposit of the related Liquidation Proceeds in the Certificate Account to the extent required by the Pooling and Servicing Agreement.

     Section 2.6. Assumption Agreements. In the event that any assumption agreement or substitution of liability agreement is entered into with respect to any Mortgage Loan subject to this Agreement in accordance with the terms and provisions of the Pooling and Servicing Agreement, the Master Servicer shall notify the Custodian that such assumption or substitution agreement has been completed by forwarding to the Custodian the original of such assumption or substitution agreement, which copy shall be added to the related Custodial File and, for all purposes, shall be considered a part of such Custodial File to the same extent as all other documents and instruments constituting parts thereof.

                                   ARTICLE III

                            Concerning the Custodian

     Section 3.1. Custodian a Bailee and Agent of the Trustee. With respect to each Mortgage Note, Mortgage and other documents constituting each Custodian File which are delivered to the Custodian, the Custodian is exclusively the bailee and agent of the Trustee, holds such documents for the benefit of Certificateholders and undertakes to perform such duties and only such duties as are specifically set forth in this Agreement. Except upon compliance with the provisions of Section 2.5 of this Agreement, no Mortgage Note, Mortgage or other document constituting a part of a Custodial File shall be delivered by the Custodian to the Seller or the Master Servicer or otherwise released from the possession of the Custodian.

     Section 3.2. Indemnification. The Seller hereby agrees to indemnify and hold the Custodian harmless from and against all claims, liabilities, losses, actions, suits or proceedings at law or in equity, or any other expenses, fees or charges of any character or nature, which the Custodian may incur or with which the Custodian may be threatened by reasons of its acting as custodian under this Agreement, including indemnification of the Custodian against any and all expenses, including attorney's fees if counsel for the Custodian has been approved by the Seller, and the cost of defending any action, suit or proceedings or resisting any claim. Notwithstanding the foregoing, it is specifically understood and agreed that in the event any such claim, liability, loss, action, suit or proceeding or other expense, fees, or charge shall have been caused by reason of any negligent act, negligent failure to act, or willful misconduct on the part of the Custodian, or which shall constitute a willful breach of its duties hereunder, the indemnification provisions of this Agreement shall not apply.

     Section  3.3.  Custodian  May  Own  Certificates.   The  Custodian  in  its
individual or any other capacity may become the owner or pledgee of Certificates with the same rights it would have if it were not Custodian.

     Section 3.4. Master Servicer to Pay Custodian's Fees and Expenses. The Master Servicer covenants and agrees to pay to the Custodian from time to time, and the Custodian shall be entitled to, reasonable compensation for all services rendered by it in the exercise and performance of any of the powers and duties hereunder of the Custodian, and the Master Servicer will pay or reimburse the Custodian upon its request for all reasonable expenses, disbursements and advances incurred or made by the Custodian in accordance with any of the provisions of this Agreement (including the reasonable compensation and the expenses and disbursements of its counsel and of all persons not regularly in its employ), except any such expense, disbursement or advance as may arise from its negligence or bad faith.

     Section 3.5. Custodian May Resign; Trustee May Remove Custodian. The Custodian may resign from the obligations and duties hereby imposed upon it as such obligations and duties relate to its acting as Custodian of the Mortgage Loans. Upon receiving such notice of resignation, the Trustee shall either take custody of the Custodial Files itself and give prompt notice thereof to the Seller, the Master Servicer and the Custodian or promptly appoint a successor Custodian by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Custodian and one copy to the successor Custodian. If the Trustee shall not have taken custody of the Custodial Files and no successor Custodian shall have been so appointed and have accepted resignation, the resigning Custodian may petition any court of competent jurisdiction for the appointment of a successor Custodian.

     The Trustee may remove the Custodian at any time. In such event, the Trustee shall appoint, or petition a court of competent jurisdiction to appoint, a successor Custodian hereunder. Any successor Custodian shall be a depository institution subject to supervision or examination by federal or state authority and shall be able to satisfy the other requirements contained in Section 3.7.

     Any resignation or removal of the Custodian and appointment of a successor Custodian pursuant to any of the provisions of this Section 3.5 shall become effective upon acceptance of appointment by the successor Custodian. The Trustee shall give prompt notice to the Seller and the Master Servicer of the appointment of any successor Custodian. No successor Custodian shall have been appointed and accepted appointment by the Trustee without the prior approval of the Seller and the Master Servicer.

     Section 3.6. Merger or Consolidation of Custodian. Any Person into which the Custodian may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which the Custodian shall be a party, or any Person succeeding to the business of the Custodian, shall be the successor of the Custodian hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

     Section 3.7. Representations of the Custodian. The Custodian hereby represents that it is a depository institution subject to supervision or examination by a federal or state authority, has a combined capital and surplus of at least $10,000,000 and is qualified to do business in the jurisdiction in which it will hold any Custodian File.

                                   ARTICLE IV

                            Miscellaneous Provisions

     Section 4.1. Notices. All notices, requests, consents and demands and other communications required under this Agreement or pursuant to any other instrument or document delivered hereunder shall be in writing and, unless otherwise specifically provided, may be delivered personally, by telegram or telex, or by registered or certified mail, postage prepaid, return receipt requested, at the addresses specified on the signature page hereof (unless changed by the particular party whose address is stated herein by similar notice in writing), in which case the notice will be deemed delivered when received.

     Section 4.2. Amendments. No modification or amendment of or supplement to this Agreement shall be valid or effective unless the same is in writing and signed by all parties hereto, and neither the Seller, the Master Servicer nor the Trustee shall enter into any amendment hereof except as permitted by the Pooling and Servicing Agreement. The Trustee shall give prompt notice to the Custodian of any amendment or supplement to the Pooling and Servicing Agreement and furnish the Custodian with written copies thereof.

     Section 4.3. Governing Law. This Agreement shall be deemed a contract made under the laws of the State of New York and shall be construed and enforced in accordance with and governed by the laws of the State of New York.

     Section 4.4. Recordation of Agreement. To the extent permitted by applicable law, this Agreement is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Master Servicer and at its expense on direction by the Trustee, but only upon direction accompanied by an Opinion of Counsel to the effect that such recordation materially and beneficially affects the interests of the Certificateholders.

     For the purpose of facilitating the recordation of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

     Section 4.5. Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the holders thereof.

     IN WITNESS WHEREOF, this Agreement is executed as of the date first above written.

Address:                                 FIRST UNION NATIONAL BANK
                                         OF NORTH CAROLINA

230 South Tryon Street                   By:----------------------------------
Charlotte, North Carolina 28288          Name:--------------------------------
                                         Title:-------------------------------



Address:                                 NORWEST ASSET SECURITIES
                                         CORPORATION
5325 Spectrum Drive
Frederick, Maryland  21703               By:----------------------------------
                                         Name:--------------------------------
                                         Title:-------------------------------



Address:                                 NORWEST BANK MINNESOTA, NATIONAL
                                         ASSOCIATION
5325 Spectrum Drive
Frederick, Maryland  21703               By:----------------------------------
                                         Name:--------------------------------
                                         Title:-------------------------------


Address:                                 [CUSTODIAN]

                                         By:----------------------------------
                                         Name:--------------------------------
                                         Title:-------------------------------

STATE OF     )
             :  ss.:
COUNTY OF    )

     On this ---- day of -------, 19--, before me, a notary public in and for the State of ------------, personally appeared ----------, known to me who, being by me duly sworn, did depose and say that he resides at ----------------; that he is the ------------ of Norwest Asset Securities Corporation a Delaware corporation, one of the parties that executed the foregoing instrument; and that he signed his name thereto by order of the Board of Directors of said corporation.


                                               --------------------------------
                                                         Notary Public



[NOTARIAL SEAL]

STATE OF    )
            :  ss.:
COUNTY OF   )

     On this --- day of --------, 19--, before me, a notary public in and for the State of ------------, personally appeared -------------, known to me who, being by me duly sworn, did depose and say that he resides at -----------------; that he is the ----------- of Norwest Bank Minnesota, National Association, a national banking association, one of the parties that executed the foregoing instrument; and that he signed his name thereto by order of the Board of Directors of said corporation.


                                              ----------------------------
                                                      Notary Public



[NOTARIAL SEAL]

STATE OF   )
           :  ss.:
COUNTY OF  )

     On this ----- day of -------, 19--, before me, a notary public in and for the State of ----------, personally appeared ---------------------, known to me who, being by me duly sworn, did depose and say that he resides at ------------------; that he is the ------------------- of First Union National
Bank of North Carolina, a national banking association, one of the parties that executed the foregoing instrument; and that he signed his name thereto by order of the Board of Directors of said association.


                                                ----------------------------
                                                      Notary Public




[NOTARIAL SEAL]

STATE OF   )
           :  ss.:
COUNTY OF  )

     On this ---- day of ---------, 19-- , before me, a notary public in and for the State of __________, personally appeared ------------------, known to me who, being by me duly sworn, did depose and say that he resides at
---------------------;     that    he    is    the    --------------------    of
------------------, a --------------------, one of the parties that executed the foregoing instrument; and that he signed his name thereto by order of the Board of Directors of said association.


                                             --------------------------
                                                  Notary Public

 [NOTARIAL SEAL]

                                   EXHIBIT F-1



            [Schedule of Mortgage Loans Serviced by Norwest Mortgage
                 from locations other than Frederick, Maryland]

NASCOR
NMI / 1996-9  Exhibit F-1

20 & 30 YEAR FIXED RATE NON-RELOCATION LOANS

(i)          (ii)                               (iii)       (iv)         (v)        (vi)       (vii)       (viii)
-----        -------------  -------  -----     --------   --------    --------   ----------  --------    ----------
                                                                         NET
MORTGAGE                                                  MORTGAGE    MORTGAGE    CURRENT    ORIGINAL    SCHEDULED
LOAN                                 ZIP       PROPERTY   INTEREST    INTEREST    MONTHLY     TERM TO     MATURITY
NUMBER       CITY             STATE  CODE        TYPE       RATE        RATE      PAYMENT    MATURITY       DATE
-----        -------------  -------  -----     --------   --------    --------   ----------  --------    ----------
6991713      CALABASAS        CA     91302       SFD        8.625       7.750    $4,106.73      360       1-Jul-26
6991747      RANCHO SANTA     CA     92688       SFD        9.500       7.750    $2,421.67      360       1-Jul-26
6991881      KENWOOD          CA     95492       SFD        8.500       7.750    $1,906.91      360       1-Aug-26
6992077      WHEATON          IL     60187       SFD        8.000       7.730    $2,477.19      360       1-Sep-26
6992086      DALLAS           TX     75230       SFD        8.250       7.750    $3,538.47      360       1-Jun-26
6992087      NEW LENOX        IL     60451       SFD        8.250       7.750    $1,840.61      360       1-Jun-26
6992256      BOULDER          CO     80302       SFD        8.625       7.750    $2,488.93      360       1-Aug-26
6992289      HINSDALE         IL     60521       SFD        8.750       7.750    $2,611.85      360       1-Aug-26
6992393      LAKE ELMO        MN     55042       SFD        8.375       7.750    $2,633.65      360       1-Sep-26
6992476      GLEN ELLEN       CA     95442       SFD        8.250       7.750    $1,919.49      360       1-Sep-26
6992481      STATE COLLEGE    PA     16803       SFD        8.000       7.730    $1,798.46      360       1-Sep-26
6992650      PROSPECT HEIG    IL     60070       SFD        7.875       7.605    $2,022.94      360       1-Oct-26
6992656      NEWPORT BEACH    CA     92625       SFD        8.500       7.750    $1,937.66      360       1-Sep-26
6992660      EVERETT          WA     98203       SFD        8.500       7.750    $2,066.84      360       1-Oct-26
6992675      FAIRFAX STATI    VA     22039       PUD        8.250       7.750    $2,317.66      360       1-Sep-26
6992680      LOS ANGELES      CA     90024       SFD        8.125       7.750    $3,341.24      360       1-Oct-26
6992690      PACIFIC PALIS    CA     90272       SFD        8.250       7.750    $7,512.67      360       1-Oct-26
6992723      SEATTLE          WA     98112       SFD        8.000       7.730    $4,989.60      360       1-Oct-26
6992726      NORTH SALEM      NY     10560       SFD        8.250       7.750    $2,103.55      360       1-Jul-26
6992741      SCOTTSDALE       AZ     85255       SFD        8.750       7.750    $2,666.13      360       1-Sep-26
6992743      DENVER           CO     80206       SFD        8.125       7.750    $2,969.99      360       1-Oct-26
6992749      EAST SETAUKET    NY     11733       SFD        9.250       7.750    $2,845.63      360       1-Aug-26
6992750      MOULTRIE         GA     31768       SFD        8.875       7.750    $1,826.01      360       1-Oct-26
6992770      PALATINE         IL     60067       PUD        8.375       7.750    $2,196.61      360       1-Oct-26
6992774      BARRINGTON       NY     14837       SFD        8.750       7.750    $2,501.71      360       1-Oct-26
6992775      HUNTINGTON BE    CA     92648       SFD        9.000       7.750    $3,115.10      360       1-Oct-26
6992778      FRESNO           CA     93720       PUD        8.000       7.730    $2,788.31      360       1-Nov-25
6992785      HOUSTON          TX     77019       SFD        7.375       7.105    $4,558.46      360       1-May-26
6992786      FOSTER CITY      CA     94404       SFD        8.250       7.750    $2,626.43      360       1-Sep-26
6992787      SANTA CRUZ       CA     95065       SFD        8.250       7.750    $2,163.65      360       1-Sep-26
6992788      SAN JOSE         CA     95129       SFD        8.875       7.750    $1,829.98      360       1-Oct-26
6992789      CARLSBAD         CA     92008       SFD        8.250       7.750    $3,380.70      360       1-Oct-26
6992792      GRESHAM          OR     97080       SFD        9.250       7.750    $2,139.78      360       1-Sep-26
6992793      VANCOUVER        WA     98662       SFD        8.500       7.750    $2,506.66      360       1-Oct-26
6992798      BOULDER CITY     NV     89005       SFD        8.250       7.750    $1,612.35      360       1-Sep-26
6992799      SAN DIEGO        CA     92130       PUD        8.000       7.730    $3,368.71      360       1-Oct-26
6992800      YORBA LINDA      CA     92686       SFD        8.375       7.750    $1,658.86      360       1-Sep-26
6992802      SAN DIEGO        CA     92109       LCO        8.500       7.750    $1,856.93      360       1-Sep-26
6992804      OCEANSIDE        CA     92057       SFD        8.375       7.750     $425.64       360       1-Sep-26
6992805      TORRANCE         CA     90505       LCO        8.250       7.750    $1,917.23      360       1-Sep-26
6992806      SAN JOSE         CA     95138       LCO        8.250       7.750    $1,922.49      360       1-Sep-26
6992807      SAN JOSE         CA     95138       PUD        8.375       7.750    $1,710.16      360       1-Oct-26
6992808      CARLSBAD         CA     92008       PUD        7.750       7.480    $2,375.62      360       1-Sep-26
6992809      TRABUCO CANY     CA     92679       PUD        8.500       7.750    $1,683.92      360       1-Oct-26
6992813      FRESNO           CA     93720       SFD        8.125       7.750     $808.21       360       1-Sep-26
6992814      FRESNO           CA     93720       SFD        8.750       7.750    $2,706.25      360       1-Aug-26
6992815      FRESNO           CA     93711       SFD        8.500       7.750    $2,491.28      360       1-Sep-26
6992820      RUMSON           NJ     07760       SFD        8.250       7.750    $2,506.23      360       1-Jul-26
6992821      MOUNT PROSPEC    IL     60056       SFD        8.875       7.750    $1,770.31      360       1-Oct-26
6992822      MEDINA           MN     55340       SFD        8.250       7.750    $2,013.40      360       1-Oct-26
6992825      LONG HILL TWP    NJ     07946       SFD        8.500       7.750    $2,785.39      360       1-Oct-26
6992826      MAMMOTH LAKES    CA     93546       SFD        8.875       7.750    $3,461.06      360       1-Oct-26
6992828      PLAINVIEW        NY     11803       SFD        8.750       7.750    $1,777.94      360       1-Oct-26
6992829      OSSINING         NY     10562       SFD        9.000       7.750    $1,792.70      360       1-Oct-26
6992830      NAPERVILLE       IL     60564       SFD        8.375       7.750    $2,660.26      360       1-Sep-26
6992833      CARLSBAD         CA     92009       SFD        8.625       7.750    $2,201.14      360       1-Sep-26
6992834      FORT WAYNE       IN     46804       SFD        8.750       7.750    $1,730.74      360       1-Sep-26
6992835      MAPLE GROVE      MN     55311       SFD        8.250       7.750    $1,694.86      360       1-Sep-26
6992836      MINNEAPOLIS      MN     55409       SFD        8.625       7.750    $1,848.03      360       1-Oct-26
6992837      MOKENA           IL     60448       SFD        8.500       7.750    $1,839.24      360       1-Oct-26
6992838      MENDOTA HEIGH    MN     55120       SFD        8.375       7.750    $1,959.09      360       1-Oct-26
6992840      DALLAS           TX     75209       SFD        8.375       7.750    $3,769.96      360       1-Oct-26
6992841      SEA ISLE CITY    NJ     08243       LCO        8.125       7.750    $2,517.07      360       1-Oct-26
6992842      PLEASANTON       CA     94588       SFD        8.500       7.750    $2,299.06      360       1-Aug-26
6992844      HEBER CITY       UT     84032       SFD        8.750       7.750    $1,321.66      360       1-Oct-26
6992845      GOLDEN           CO     80403       PUD        8.500       7.750    $2,037.62      360       1-Oct-26
6992846      DOVER            MA     02030       SFD        8.625       7.750    $3,888.95      360       1-Oct-26
6992850      CARBONDALE       CO     81623       PUD        8.625       7.750    $1,952.25      360       1-Oct-26
6992852      FORT COLLINS     CO     80526       PUD        8.000       7.730    $1,872.57      360       1-Oct-26
6992856      SOUTH LAKE       TX     76092       SFD        7.750       7.480    $2,407.14      360       1-Sep-26
6992857      WAYZATA          MN     55391       PUD        9.125       7.750    $1,773.72      360       1-Sep-26
6992858      ANDOVER          MN     55304       SFD        8.750       7.750    $2,721.71      360       1-Oct-26
6992859      WADSWORTH        IL     60083       SFD        8.500       7.750    $1,808.48      360       1-Oct-26
6992860      CHICAGO          IL     60657       SFD        8.375       7.750    $2,546.24      360       1-Oct-26
6992861      WILMETTE         IL     60091       SFD        8.625       7.750    $2,138.92      360       1-Oct-26
6992862      PRIOR LAKE       MN     55372       SFD        8.375       7.750    $1,914.70      360       1-Oct-26
6992863      AUSTIN           TX     78731       SFD        8.250       7.750    $1,803.04      360       1-Oct-26
6992865      FREDERICK        MD     21702       PUD        8.000       7.730    $1,614.28      360       1-Oct-26
6992866      CHEVY CHASE      MD     20815       SFD        7.875       7.605    $2,001.19      360       1-Oct-26
6992867      PHOENIX          AZ     85251       SFD        8.500       7.750    $4,817.70      360       1-Sep-26
6992868      ATLANTA          GA     30305       SFD        7.750       7.480    $4,155.19      360       1-Oct-26
6992872      ELK RIVER        MN     55330       SFD        8.750       7.750    $1,904.60      360       1-Oct-26
6992873      MUKILTEO         WA     98275       SFD        8.500       7.750    $1,660.51      360       1-Oct-26
6992874      HOUSTON          TX     77057       SFD        8.125       7.750    $2,041.87      360       1-Oct-26
6992875      PARSIPPANY       NJ     07054       SFD        8.000       7.730    $2,013.45      360       1-Oct-26
6992877      HINSDALE         IL     60521       SFD        8.750       7.750    $3,445.75      360       1-Oct-26
6992879      SADDLE RIVER     NJ     07458       SFD        8.250       7.750    $4,507.60      360       1-Oct-26
6992880      BRENTWOOD        CA     94513       SFD        8.750       7.750    $1,763.40      360       1-Oct-26
6992881      CLAREMONT        CA     91711       SFD        8.500       7.750    $1,679.35      360       1-Sep-26
6992882      LA PALMA         CA     90623       SFD        9.125       7.750    $1,801.38      360       1-Oct-26
6992883      YORBA LINDA      CA     92686       SFD        8.875       7.750    $2,363.07      360       1-Oct-26
6992884      ST PAUL          MN     55104       SFD        8.375       7.750    $2,660.25      360       1-Oct-26
6992888      PEMBROKE PINE    FL     33028       SFD        8.500       7.750    $1,885.38      360       1-Sep-26
6992889      SOUTH KINGSTO    RI     02879       SFD        8.875       7.750    $2,730.66      360       1-Jul-26
6992891      ST CHARLES       IL     60175       SFD        7.875       7.605    $1,696.66      360       1-Sep-26
6992892      REDMOND          WA     98053       PUD        8.125       7.750    $1,900.79      360       1-Sep-26
6992893      CLYDE HILL       WA     98004       SFD        7.875       7.605    $2,588.50      360       1-Sep-26
6992894      CASTRO VALLEY    CA     94546       SFD        8.625       7.750    $2,152.53      360       1-Oct-26
6992895      DANVILLE         CA     94506       PUD        8.750       7.750    $3,376.52      360       1-Oct-26
6992897      LAKE OSWEGO      OR     97034       PUD        8.250       7.750    $2,253.80      360       1-Sep-26
6992898      LAKE OSWEGO      OR     97034       SFD        8.375       7.750    $2,873.07      360       1-Oct-26
6992899      BANKS            OR     97106       SFD        8.750       7.750    $1,831.05      360       1-Sep-26
6992900      MCMINNVILLE      OR     97128       SFD        8.250       7.750    $2,223.75      360       1-Oct-26
6992901      SALT LAKE CIT    UT     84109       SFD        8.500       7.750    $2,645.06      360       1-Oct-26
6992902      BEAVERCREEK      OR     97004       SFD        8.375       7.750    $1,824.17      360       1-Oct-26
6992904      SOUTHLAKE        TX     76092       SFD        8.125       7.750    $1,952.77      360       1-Nov-26
6992905      COLORADO SPRI    CO     80906       SFD        8.250       7.750    $1,742.94      360       1-Oct-26
6992906      SAN DIEGO        CA     92130       PUD        8.125       7.750    $1,663.19      360       1-Aug-26
6992907      SAN DIEGO        CA     92129       SFD        8.875       7.750    $1,718.59      360       1-Oct-26
6992908      LIVERMORE        CA     94550       SFD        8.125       7.750    $2,672.99      360       1-Oct-26
6992909      ANAHEIM          CA     92808       LCO        8.250       7.750     $599.51       360       1-Oct-26
6992911      SAN RAMON        CA     94583       PUD        8.000       7.730    $1,971.99      360       1-Sep-26
6992912      SAN JOSE         CA     95138       PUD        8.250       7.750    $3,009.20      360       1-Oct-26
6992914      CERRITOS         CA     90703       PUD        8.250       7.750    $2,307.14      360       1-Sep-26
6992915      CERRITOS         CA     90703       PUD        8.250       7.750    $2,379.26      360       1-Sep-26
6992916      SAN RAMON        CA     94583       PUD        8.250       7.750    $2,283.85      360       1-Sep-26
6992917      ANAHEIM HILLS    CA     92807       SFD        8.375       7.750    $1,715.25      360       1-Sep-26
6992918      LIVERMORE        CA     94550       SFD        8.250       7.750    $2,103.55      360       1-Sep-26
6992919      WALNUT           CA     91789       SFD        9.250       7.750    $2,833.71      360       1-Sep-26
6992920      MOORPARK         CA     93021       PUD        8.250       7.750    $1,920.99      360       1-Oct-26
6992921      MOORPARK         CA     93021       PUD        8.250       7.750    $2,168.16      360       1-Sep-26
6992922      ANAHEIM          CA     92808       PUD        8.250       7.750    $1,902.96      360       1-Oct-26
6992925      GREELEY          CO     80634       PUD        8.750       7.750    $2,339.45      360       1-Oct-26
6992926      CALDWELL         NJ     07006       SFD        8.750       7.750    $1,872.35      360       1-Sep-26
6992927      FRESNO           CA     93720       SFD        8.375       7.750    $1,983.79      360       1-Oct-26
6992928      LAKE OSWEGO      OR     97034       SFD        8.625       7.750    $2,136.90      360       1-Sep-26
6992929      OMAHA            NE     68118       PUD        8.375       7.750    $2,917.92      360       1-Oct-26
6992930      ST PAUL          MN     55105       SFD        8.500       7.750    $2,306.74      360       1-Oct-26
6992931      ST PAUL          MN     55105       SFD        8.375       7.750    $2,341.02      360       1-Oct-26
6992934      NORTH CHATHAM    MA     02633       SFD        9.000       7.750    $2,137.08      360       1-Sep-26
6992936      WESTMINSTER      CO     80030       SFD        8.375       7.750    $1,292.12      360       1-Oct-26
6992943      HERNDON          VA     20171       SFD        7.750       7.480    $1,621.96      360       1-Oct-26
6992944      APPLE VALLEY     MN     55124       SFD        8.250       7.750    $1,962.31      360       1-Oct-26
6992945      SCOTTSDALE       AZ     85262       SFD        8.500       7.750    $2,380.17      360       1-Oct-26
6992947      BARRINGTON       IL     60010       SFD        8.250       7.750    $2,141.11      360       1-Oct-26
6992948      MAPLE GLEN       PA     19002       SFD        7.625       7.355    $2,264.23      360       1-Oct-26
6992949      CHICAGO          IL     60645       SFD        8.625       7.750    $1,855.03      360       1-Oct-26
6992950      CHANHASSEN       MN     55317       SFD        8.250       7.750    $2,028.42      360       1-Oct-26
6992951      CINCINNATI       OH     45230       SFD        7.875       7.605    $2,262.22      360       1-Oct-26
6992952      KEY LARGO        FL     33037       LCO        8.250       7.750    $2,944.97      360       1-Oct-26
6992953      ATLANTA          GA     30327       SFD        8.750       7.750    $5,310.23      360       1-Oct-26
6992954      SOUTH JORDAN     UT     84095       SFD        8.375       7.750    $1,884.68      360       1-Sep-26
6992955      SNOWMASS VILL    CO     81615       SFD        8.875       7.750    $5,768.43      360       1-Nov-26
6992958      GENEVA           IL     60134       SFD        8.375       7.750    $2,353.18      360       1-Oct-26
6992959      SAN JOSE         CA     95125       SFD        8.000       7.730    $3,301.94      360       1-Oct-26
6992960      LARKSPUR         CO     80118       SFD        8.875       7.750    $1,997.86      360       1-Oct-26
6992963      CHICAGO          IL     60657       LCO        8.500       7.750    $2,460.52      360       1-Oct-26
6992964      CARMEL           CA     93923       SFD        9.000       7.750    $5,632.36      360       1-Oct-26
6992965      WEST LAKELAND    MN     55042       SFD        8.500       7.750    $1,451.71      360       1-Oct-26
6992966      KIRKLAND         WA     98033       SFD        8.375       7.750    $2,645.05      360       1-Oct-26
6992967      WHITE PLAINS     NY     10605       PUD        8.750       7.750    $1,965.96      360       1-Oct-26
6992968      LIVERMORE        CA     94550       SFD        8.500       7.750    $2,283.29      360       1-Oct-26
6992969      SHEBOYGAN        WI     53083       SFD        8.500       7.750    $2,489.36      360       1-Sep-26
6992970      COLORADO SPRI    CO     80908       SFD        8.250       7.750    $4,131.97      360       1-Oct-26
6992974      CHATHAM          NJ     07928       SFD        8.250       7.750    $1,803.04      360       1-Oct-26
6992975      NORTH OAKS       MN     55127       SFD        8.125       7.750    $4,440.13      360       1-Oct-26
6992977      COTUIT           MA     02635       SFD        8.750       7.750    $2,039.13      360       1-Oct-26
6992978      AURORA           CO     80016       SFD        8.375       7.750    $2,103.88      360       1-Oct-26
6992981      AVENTURA         FL     33160       LCO        9.375       7.750    $4,158.75      360       1-Oct-26
6992984      CORTEZ           CO     81321       SFD        8.625       7.750    $2,605.60      360       1-Oct-26
6992985      MIDLOTHIAN       VA     23112       PUD        8.750       7.750    $1,830.10      360       1-Aug-26
6992986      TACOMA           WA     98498       SFD        8.125       7.750    $1,663.19      360       1-Oct-26
6992990      SOUTHERN PINE    NC     28387       SFD        8.625       7.750    $2,401.43      360       1-Jul-26
6993003      ROCKVILLE        MD     20852       SFD        8.000       7.730    $2,753.09      360       1-Aug-26
6993004      NEW VIRGINIA     IA     50210       SFD        8.375       7.750    $1,696.48      360       1-Oct-26
6993005      COPAKE           NY     12516       SFD        8.750       7.750    $1,888.08      360       1-Aug-26
6993006      DUNWOODY         GA     30338       SFD        8.000       7.730    $1,672.98      360       1-Oct-26
6993008      MORGANTOWN       WV     26505       SFD        9.000       7.750    $2,063.86      360       1-Oct-26
6993011      NEWPORT          RI     02840       SFD        8.875       7.750    $2,663.82      360       1-Jul-26
6993013      WENTZVILLE       MO     63385       SFD        8.625       7.750    $1,715.03      360       1-Oct-26
6993014      BOXBOROUGH       MA     01719       SFD        8.625       7.750    $2,432.04      360       1-Oct-26
6993015      WOODINVILLE      WA     98072       SFD        8.500       7.750    $1,722.44      360       1-Oct-26
6993018      SAN RAMON        CA     94583       SFD        8.500       7.750    $1,773.07      360       1-Oct-26
6993022      WEST LINN        OR     97068       SFD        8.000       7.730    $2,069.95      360       1-Oct-26
6993023      OMAHA            NE     68152       SFD        8.250       7.750    $1,878.17      360       1-Nov-26
6993024      MINNETONKA       MN     55391       SFD        8.375       7.750    $1,915.38      360       1-Oct-26
6993025      PASO ROBLES      CA     93446       SFD        8.500       7.750    $1,660.85      360       1-Sep-26
6993042      FALLS CHURCH     VA     22043       SFD        8.000       7.730    $1,731.68      360       1-Oct-26
6993043      EDEN PRAIRIE     MN     55347       PUD        8.250       7.750    $1,839.10      360       1-Oct-26
6993045      BOULDER          CO     80302       SFD        7.875       7.605    $1,667.66      360       1-Oct-26
6993056      FAIRFAX STATI    VA     22039       SFD        7.750       7.480    $2,149.24      360       1-Sep-26
6993057      PETALUMA         CA     94954       SFD        8.375       7.750    $2,812.27      360       1-Oct-26
6993059      PORT WASHINGT    NY     11050       SFD        8.750       7.750    $3,052.40      360       1-Aug-26
6993060      PORT JEFFERSO    NY     11777       SFD        9.000       7.750    $2,009.95      360       1-Jul-26
6993061      PLYMOUTH         MN     55446       SFD        8.500       7.750    $1,967.65      360       1-Oct-26
6993062      RAMSEY           MN     55303       SFD        8.375       7.750    $2,660.25      360       1-Oct-26
6993065      VALENCIA         CA     91354       SFD        7.750       7.480    $1,587.93      360       1-Oct-26
6993066      BOULDER          CO     80302       SFD        8.000       7.730    $2,494.80      360       1-Nov-26
6993070      NORFOLK          MA     02056       SFD        8.500       7.750    $2,283.67      360       1-Oct-26
6993071      PIERMONT         NY     10968       LCO        8.500       7.750    $1,753.12      360       1-Nov-26
6993096      TENAFLY          NJ     07670       SFD        8.500       7.750    $3,383.22      360       1-Oct-26
6993099      ELKO             NV     89801       SFD        8.875       7.750    $1,814.07      360       1-Oct-26
6993100      TRACY            CA     95376       SFD        8.625       7.750    $1,847.02      360       1-Nov-26
6993101      SAN RAMON        CA     94583       PUD        8.375       7.750    $1,696.15      360       1-Oct-26
6993103      WESTBOROUGH      MA     01581       SFD        7.500       7.230    $1,817.96      360       1-Oct-26
6993109      TEANECK          NJ     07666       SFD        8.500       7.750    $1,845.39      360       1-Oct-26
6993110      OSWEGO           IL     60543       SFD        9.250       7.750    $1,941.51      360       1-Oct-26
6993111      HIGHLANDS RAN    CO     80126       SFD        8.250       7.750    $3,042.63      360       1-Nov-26
6993114      HOUSTON          TX     77079       SFD        8.375       7.750    $1,732.05      360       1-Oct-26
6993120      PORT EWEN        NY     12466       SFD        8.125       7.750    $2,375.99      360       1-Nov-26
6993121      PORTLAND         OR     97232       SFD        8.250       7.750    $1,870.65      360       1-Nov-26
6993135      VIENNA           VA     22182       SFD        8.000       7.730    $2,201.29      360       1-Oct-26
6993136      CENTREVILLE      VA     22030       SFD        8.000       7.730    $1,626.02      360       1-Oct-26
6993138      DES MOINES       IA     50321       SFD        8.375       7.750    $1,763.37      360       1-Nov-26
6993139      EXCELSIOR        MN     55317       SFD        8.375       7.750    $2,280.22      360       1-Oct-26
6993141      WASHINGTON       DC     20015       SFD        8.000       7.730    $1,898.62      360       1-Oct-26
6993143      CARBONDALE       CO     81623       SFD        8.625       7.750    $1,866.70      360       1-Oct-26
6993144      SCOTTSDALE       AZ     85259       SFD        8.375       7.750    $3,473.53      360       1-Oct-26
6993146      ALBUQUERQUE      NM     87111       SFD        8.125       7.750    $4,083.73      360       1-Nov-26
6993147      NEWPORT BEACH    CA     92625       MF2        8.500       7.750    $2,383.63      360       1-Oct-26
6993148      WINFIELD         IL     60190       SFD        8.125       7.750    $2,375.99      360       1-Oct-26
6993150      POTTER VALLEY    CA     95469       SFD        9.000       7.750    $2,092.02      360       1-Oct-26
6993152      MIDLOTHIAN       VA     23112       SFD        8.125       7.750    $1,784.22      360       1-Oct-26
6993154      MIDWAY           UT     84049       SFD        8.500       7.750    $2,550.10      360       1-Nov-26
6993155      BUCKLEY          WA     98321       SFD        7.750       7.480    $1,740.88      360       1-Nov-26
6993156      FREELAND         WA     98249       SFD        8.250       7.750    $3,183.49      360       1-Oct-26
6993157      ORLAND PARK      IL     60462       SFD        8.750       7.750    $1,927.42      360       1-Oct-26
6993158      CORONA DEL MA    CA     92625       SFD        8.125       7.750    $2,763.28      360       1-Nov-26
6993159      CUPERTINO        CA     95014       SFD        8.125       7.750    $3,118.49      360       1-Oct-26
6993160      MORGAN HILL      CA     95037       SFD        8.500       7.750    $2,060.69      360       1-Oct-26
6993161      SAN DIEGO        CA     92128       PUD        8.500       7.750    $1,763.89      360       1-Oct-26
6993162      SAN DIEGO        CA     92130       SFD        7.875       7.605    $1,929.41      360       1-Oct-26
6993165      MILL VALLEY      CA     94941       SFD        8.750       7.750    $1,793.68      360       1-Nov-26
6993171      OMAHA            NE     68154       SFD        8.375       7.750    $1,660.00      360       1-Nov-26
6993172      FRIDLEY          MN     55432       SFD        8.125       7.750    $1,915.64      360       1-Oct-26
6993173      AVON             CO     81620       LCO        8.500       7.750    $2,306.74      360       1-Oct-26
6993176      BOULDER          CO     80301       SFD        8.625       7.750    $7,777.90      360       1-Oct-26
6993180      ST CLOUD         MN     56301       PUD        8.375       7.750    $2,043.07      360       1-Oct-26
6993181      EDINA            MN     55424       SFD        8.625       7.750    $2,955.60      360       1-Nov-26
6993184      LOS GATOS        CA     95030       SFD        8.500       7.750    $7,689.14      360       1-Oct-26
6993186      THOUSAND OAKS    CA     91362       SFD        8.000       7.730    $4,769.47      360       1-Oct-26
6993188      WAYNE            NJ     07470       SFD        8.250       7.750    $2,190.69      360       1-Oct-26
6993189      MAPLE GROVE      MN     55369       SFD        8.125       7.750    $1,707.74      360       1-Oct-26
6993190      DANVILLE         CA     94506       SFD        8.500       7.750    $4,498.14      360       1-Oct-26
6993193      GERMANTOWN       TN     38139       SFD        7.750       7.480    $1,719.39      360       1-Nov-26
6993194      COALVILLE        UT     84017       SFD        8.625       7.750     $700.01       360       1-Nov-26
6993195      BRECKENRIDGE     CO     80424       PUD        8.500       7.750    $2,026.47      360       1-Oct-26
6993196      LA QUINTA        CA     92253       SFD        8.750       7.750     $826.04       360       1-Oct-26
6993198      VISALIA          CA     93277       SFD        8.625       7.750    $2,170.03      360       1-Oct-26
6993205      TILLAMOOK        OR     97141       SFD        8.750       7.750    $1,770.08      360       1-Oct-26
6993206      PLYMOUTH         MN     55447       SFD        8.625       7.750    $2,308.48      360       1-Oct-26
6993210      FORT WASHINGT    MD     20744       SFD        8.250       7.750    $2,018.28      360       1-Oct-26
6993212      GERMANTOWN       MD     20874       SFD        6.750       6.480    $1,744.73      360       1-Nov-23
6993214      MARINE ON ST     MN     55047       SFD        7.875       7.605    $1,856.18      360       1-Nov-26
6993215      SCOTTSDALE       AZ     85262       SFD        8.250       7.750    $2,817.25      360       1-Nov-26
6993217      ST CHARLES       IL     60175       SFD        8.625       7.750    $1,792.03      360       1-Sep-26
6993219      MANHATTAN BEA    CA     90266       SFD        8.625       7.750    $4,666.74      360       1-Oct-26
6993221      DEVON            PA     19333       SFD        7.875       7.605    $2,320.22      360       1-Nov-26
6993222      HEMET AREA       CA     92544       SFD        8.875       7.750    $1,790.20      360       1-Oct-26
6993223      YORBA LINDA      CA     92887       SFD        8.000       7.730    $1,852.76      360       1-Oct-26
6993225      ANAHEIM          CA     92808       PUD        8.125       7.750    $2,298.77      360       1-Oct-26
6993226      BLUFFDALE        UT     84065       SFD        8.500       7.750    $1,922.28      360       1-Oct-26
6993228      SAN JOSE         CA     95119       SFD        7.875       7.605    $1,822.91      360       1-Oct-26
6993229      PLEASANTON       CA     94566       SFD        8.250       7.750    $3,129.03      360       1-Oct-26
6993230      FREMONT          CA     94539       SFD        8.125       7.750    $2,488.85      360       1-Oct-26
6993231      MOUNTAIN VIEW    CA     94041       SFD        8.750       7.750    $2,772.33      360       1-Oct-26
6993232      PALO ALTO        CA     94306       SFD        8.375       7.750    $2,553.84      360       1-Oct-26
6993233      APTOS            CA     95003       PUD        8.000       7.730    $2,397.21      360       1-Oct-26
6993235      EXETER           CA     93221       SFD        8.500       7.750    $2,312.89      360       1-Oct-26
6993236      TEMECULA         CA     92590       PUD        8.000       7.730    $1,614.29      360       1-Sep-26
6993238      PORTLAND         OR     97229       PUD        8.250       7.750    $2,065.98      360       1-Oct-26
6993239      PORTLAND         OR     97218       SFD        8.750       7.750     $640.37       360       1-Oct-26
6993241      SAN DIEGO        CA     92124       SFD        8.250       7.750    $1,720.02      360       1-Oct-26
6993242      ORANGE           CA     92869       SFD        8.500       7.750    $1,839.24      360       1-Oct-26
6993243      TORRANCE         CA     90505       LCO        8.500       7.750    $1,753.12      360       1-Oct-26
6993244      SAN JOSE         CA     95138       PUD        8.250       7.750    $1,878.17      360       1-Jun-26
6993246      SAN DIEGO        CA     92130       SFD        8.625       7.750    $2,716.04      360       1-Oct-26
6993247      CLAYTON          CA     94517       PUD        8.500       7.750    $1,679.31      360       1-Oct-26
6993249      SAN DIEGO        CA     92130       SFD        8.000       7.730    $2,189.92      360       1-Sep-26
6993250      SAN RAMON        CA     94583       PUD        7.875       7.605    $2,139.68      360       1-Oct-26
6993251      SAN DIEGO        CA     92130       SFD        8.125       7.750    $2,048.55      360       1-Oct-26
6993253      LAS FLORES       CA     92688       PUD        8.250       7.750    $1,800.03      360       1-Sep-26
6993254      LIVERMORE        CA     94550       SFD        7.750       7.480    $2,740.99      360       1-Oct-26
6993257      GILROY           CA     95020       SFD        8.500       7.750    $1,826.17      360       1-Nov-26
6993259      SANTA FE         NM     87501       PUD        8.750       7.750    $2,045.43      360       1-Jul-25
6993260      DALLAS           TX     75238       SFD        8.750       7.750    $2,102.85      360       1-Aug-26
6993261      PLANO            TX     75025       SFD        8.375       7.750    $2,674.70      360       1-Sep-26
6993262      SAN ANTONIO      TX     78248       SFD        8.500       7.750    $1,675.08      360       1-Oct-26
6993263      WALTHAM          MA     02154       LCO        8.875       7.750    $2,251.68      360       1-Sep-26
6993264      SCOTTS VALLEY    CA     95066       SFD        8.500       7.750    $1,967.80      360       1-Oct-26
6993266      MENDOTA HEIGH    MN     55118       SFD        8.125       7.750    $1,967.62      360       1-Oct-26
6993269      SUFFOLK          VA     23435       SFD        8.625       7.750    $2,068.92      360       1-Nov-26
6993273      DAVIDSONVILLE    MD     21035       PUD        7.750       7.480    $1,719.39      360       1-Nov-26
6993275      MAMMOTH LAKES    CA     93546       SFD        8.250       7.750    $1,878.17      360       1-Nov-26
6993277      WESTBORO         MA     01581       SFD        8.625       7.750    $2,729.34      360       1-Oct-26
6993278      MAHWAH           NJ     07430       SFD        8.375       7.750    $3,496.33      360       1-Nov-26
6993280      BERNARDS TWP     NJ     07920       SFD        8.500       7.750    $3,075.65      360       1-Oct-26
6993282      WENATCHEE        WA     98801       SFD        8.375       7.750    $1,854.58      360       1-Oct-26
6993284      WASHINGTON TW    NJ     08080       SFD        8.375       7.750     $380.04       360       1-Oct-26
6993285      JACKSONVILLE     FL     32225       SFD        8.250       7.750    $1,785.01      360       1-Oct-26
6993286      MAGNOLIA         TX     77355       SFD        8.250       7.750     $833.91       360       1-Mar-26
6993288      MONUMENT         CO     80132       SFD        8.500       7.750    $1,716.60      360       1-Nov-26
6993296      NIWOT            CO     80503       SFD        7.875       7.605    $2,827.77      360       1-Nov-26
6993297      WELLESLEY        MA     02181       SFD        8.125       7.750    $3,341.24      360       1-Nov-26
6993299      REDMOND          WA     98053       SFD        8.625       7.750    $1,749.25      360       1-Nov-26
6993300      WALTHAM          MA     02154       LCO        7.875       7.605    $2,091.46      360       1-Nov-26
6993302      WEST DES MOIN    IA     50265       SFD        8.250       7.750    $3,545.98      360       1-Oct-26
6993305      GRESHAM          OR     97080       SFD        8.500       7.750    $1,845.39      360       1-Nov-26
6993307      FAIRFAX          VA     22030       SFD        7.750       7.480    $2,014.55      360       1-Oct-26
6993309      BROOKLYN PARK    MN     55443       SFD        8.500       7.750    $2,099.13      360       1-Nov-26
6993310      GOSHEN           KY     40059       SFD        8.375       7.750    $1,742.47      360       1-Oct-26
6993311      MARLBOROUGH      MA     01752       SFD        7.625       7.355    $1,734.09      360       1-Nov-26
6993315      RICHMOND         TX     77469       SFD        8.000       7.730    $2,318.70      360       1-Nov-26
6993316      RENO             NV     89509       PUD        8.375       7.750    $1,246.52      360       1-Oct-26
6993317      BERNARDS TWSP    NJ     07921       SFD        8.750       7.750    $2,406.52      360       1-Nov-26
6993321      ANTIOCH          CA     94509       SFD        8.625       7.750    $2,174.31      360       1-Nov-26
6993323      CAREFREE         AZ     85377       SFD        8.625       7.750    $2,479.20      360       1-Nov-26
6993325      MERRITT ISLAN    FL     32952       SFD        8.625       7.750    $2,138.92      360       1-Nov-26
6993326      INDIALANTIC      FL     32903       SFD        8.000       7.730    $3,140.51      360       1-Nov-26
6993328      PEBBLE BEACH     CA     93953       SFD        8.250       7.750    $3,756.33      360       1-Nov-26
6993335      MILLBURN         NJ     07078       SFD        7.875       7.605    $2,864.02      360       1-Nov-26
6993336      HAMPTON FALLS    NH     03844       SFD        8.625       7.750    $1,893.49      360       1-Oct-26
6993338      SHOREWOOD        MN     55331       SFD        8.375       7.750    $2,462.63      360       1-Nov-26
6993343      COCKEYSVILLE     MD     21030       SFD        7.500       7.230    $2,796.86      360       1-Nov-26
6993345      EAGAN            MN     55123       SFD        8.500       7.750    $1,757.74      360       1-Sep-26
6993346      CHANHASSEN       MN     55317       SFD        8.500       7.750    $1,878.15      360       1-Nov-26
6993347      EDINA            MN     55436       SFD        8.625       7.750    $2,551.15      360       1-Nov-26
6993350      TAMPA            FL     33647       PUD        8.500       7.750    $2,498.20      360       1-Oct-26
6993356      SANTA CRUZ       CA     95060       SFD        8.000       7.730    $2,025.19      360       1-Oct-26
6993358      DENVILLE         NJ     07834       SFD        8.750       7.750    $2,753.45      360       1-Nov-26
6993364      SOUTHBORO        MA     01772       SFD        8.500       7.750    $1,730.06      360       1-Oct-26
6993366      MALIBU           CA     90265       SFD        8.625       7.750    $5,911.20      360       1-Nov-26
6993368      LARKSPUR         CO     80118       PUD        8.375       7.750    $1,737.53      360       1-Nov-26
6993369      LAS VEGAS        NV     89117       SFD        8.625       7.750    $1,810.31      360       1-Oct-26
6993371      ELKHART LAKE     WI     53020       SFD        8.750       7.750    $1,943.15      360       1-Nov-26
6993372      SAN LUIS OBIS    CA     93405       PUD        8.500       7.750    $3,744.61      360       1-Nov-26
6993379      MINNEAPOLIS      MN     55416       SFD        8.000       7.730    $1,467.53      360       1-Oct-26
6993380      INVER GROVE H    MN     55076       SFD        8.250       7.750    $1,637.76      360       1-Oct-26
6993381      PLYMOUTH         MN     55447       SFD        8.250       7.750    $2,560.32      360       1-Nov-26
6993382      WHITE BEAR LA    MN     55110       SFD        8.125       7.750    $2,034.44      360       1-Nov-26
6993383      NORTH OAKS       MN     55127       SFD        8.000       7.730    $2,201.29      360       1-Nov-26
6993385      KING CITY        CA     93930       SFD        8.375       7.750    $3,222.71      360       1-Nov-26
6993389      STILLWATER       MN     55082       SFD        8.625       7.750    $3,150.05      360       1-Oct-26
6993390      NOVI             MI     48879       PUD        8.250       7.750    $1,875.91      360       1-Oct-26
6993394      LOMPOC           CA     93436       SFD        8.750       7.750    $1,911.68      360       1-Oct-26
6993396      WICHITA FALLS    TX     76308       SFD        8.625       7.750    $1,715.03      360       1-Nov-26
6993398      CAMARILLO        CA     93012       SFD        7.750       7.480    $1,731.21      360       1-Oct-26
6993400      VALHALLA         NY     10595       SFD        8.750       7.750    $2,485.97      360       1-Aug-26
6993404      PRINCETON TWP    NJ     08540       LCO        8.125       7.750    $3,326.39      360       1-Nov-26
6993407      LAKE FOREST      IL     60045       SFD        7.375       7.105    $3,729.65      360       1-Nov-26
6993408      DANVILLE         CA     94526       SFD        8.500       7.750    $2,691.20      360       1-Oct-26
6993410      SCOTTSDALE       AZ     85255       PUD        8.500       7.750    $1,895.37      360       1-Oct-26
6993413      PHOENIX          AZ     85018       SFD        7.625       7.355    $1,866.45      360       1-Nov-26
6993414      CAMARILLO        CA     93012       SFD        7.750       7.480    $1,673.90      360       1-Nov-26
6993420      MEAD             CO     80542       SFD        8.000       7.730    $1,877.70      360       1-Nov-26
6993421      FAIRFAX STATI    VA     22039       SFD        7.500       7.230    $1,900.12      360       1-Nov-26
6993422      CENTERVILLE      OH     45458       SFD        7.750       7.480    $2,149.24      360       1-Oct-26
6993425      SCOTTSDALE       AZ     85258       SFD        8.125       7.750    $2,969.99      360       1-Nov-26
6993432      BULLHEAD CITY    AZ     86442       SFD        8.750       7.750    $2,752.67      360       1-Sep-25
6993435      ELKTON           MD     21921       SFD        8.000       7.730    $1,677.68      360       1-Nov-26
6993436      FRESNO           CA     93711       SFD        8.625       7.750    $1,792.03      360       1-Nov-26
6993437      DENVER           CO     80220       SFD        8.250       7.750    $1,920.24      360       1-Nov-26
6993438      GRANITE BAY      CA     95746       SFD        8.250       7.750    $2,197.45      360       1-Nov-26
6993442      WHITE PLAINS     NY     10605       SFD        8.125       7.750    $2,227.49      360       1-Nov-26
6993443      LAFAYETTE        CA     94549       SFD        8.125       7.750    $2,025.53      360       1-Nov-26
6993448      PINE RIVER       MN     56474       SFD        8.375       7.750    $3,040.29      360       1-Nov-26
6993451      EDINA            MN     55439       SFD        8.500       7.750    $2,114.51      360       1-Oct-26
6993453      WESTON           FL     33326       SFD        8.250       7.750    $2,744.64      360       1-Nov-26
6993456      CHESTER          NY     10918       SFD        8.750       7.750    $1,769.37      360       1-Nov-26
6993459      WILSONVILLE      OR     97070       SFD        8.125       7.750    $2,338.87      360       1-Nov-26
6993464      LAKEWOOD         CO     80227       SFD        8.375       7.750    $2,028.97      360       1-Nov-26
6993465      RAMSEY           MN     55303       SFD        8.250       7.750    $2,203.09      360       1-Nov-26
6993467      BROOMFIELD       CO     80020       SFD        8.125       7.750    $2,227.49      360       1-Nov-26
6993468      FORT WASHINGT    MD     20744       SFD        8.250       7.750    $1,704.32      360       1-Oct-26
6993469      ACTON            MA     01720       SFD        8.375       7.750    $1,641.76      360       1-Nov-26
6993470      CARMEL           IN     46033       SFD        8.500       7.750    $2,321.35      360       1-Nov-26
6993471      HENDERSON        NV     89014       PUD        8.625       7.750    $3,422.28      360       1-Feb-26
6993472      HENDERSON        NV     89014       PUD        7.875       7.605    $3,306.32      360       1-Mar-26
6993474      MORGAN HILL      CA     95037       SFD        8.375       7.750    $2,964.28      360       1-Nov-26
6993475      ROCHESTER        MN     55902       SFD        8.500       7.750    $2,373.64      360       1-Oct-26
6993476      CLARKSBURG       MD     20871       PUD        8.125       7.750    $1,841.39      360       1-Oct-26
6993477      WESTBOROUGH      MA     01581       SFD        8.500       7.750    $2,026.19      360       1-Nov-26
6993478      WEST BROOKFIE    MA     01585       SFD        8.875       7.750    $1,813.28      360       1-Nov-26
6993479      PARAMUS          NJ     07652       SFD        8.625       7.750    $1,785.03      360       1-Nov-26
6993482      WASHINGTON TW    NJ     07853       SFD        7.625       7.355    $1,663.32      360       1-Nov-26
6993485      OMAHA            NE     68118       SFD        8.125       7.750    $3,385.79      360       1-Nov-26
6993486      UKIAH            CA     95482       SFD        8.375       7.750    $1,945.78      360       1-Nov-26
6993488      KNOXVILLE        TN     37918       SFD        8.125       7.750    $1,629.78      360       1-Nov-26
6993489      RIDGEFIELD       CT     06877       SFD        8.000       7.730    $4,109.08      360       1-Nov-26
6993491      DOYLESTOWN       PA     18901       SFD        7.875       7.605    $2,784.99      360       1-Oct-26
6993493      PARK CITY        UT     84060       SFD        8.750       7.750     $629.36       360       1-Nov-26
6993495      POUND RIDGE      NY     10976       PUD        8.375       7.750    $3,230.31      360       1-Nov-26
6993498      SAN JOSE         CA     95138       LCO        8.250       7.750    $1,966.37      360       1-Nov-26
6993500      SAN CLEMENTE     CA     92673       SFD        8.375       7.750    $2,052.19      360       1-Nov-26
6993501      PLEASANTON       CA     94588       SFD        8.375       7.750    $1,760.56      360       1-Nov-26
6993502      HILLSBORO        OR     97123       SFD        8.250       7.750    $1,953.29      360       1-Nov-26
6993514      CHELMSFORD       MA     01824       SFD        8.250       7.750    $1,656.51      360       1-Nov-26
6993515      MOBILE           AL     36608       SFD        8.125       7.750    $2,242.34      360       1-Nov-26
6993519      CLIFTON          VA     22024       SFD        7.875       7.605    $1,950.44      360       1-Oct-26
6993526      IJAMSVILLE       MD     21754       PUD        8.250       7.750    $2,634.69      360       1-Oct-26
6993527      RICHLAND         MI     49083       SFD        8.250       7.750    $1,953.29      360       1-Nov-26
6993528      YORBA LINDA      CA     92687       SFD        8.750       7.750    $2,391.57      360       1-Oct-26
6993529      SANTA BARBARA    CA     93105       SFD        8.375       7.750    $2,614.65      360       1-Nov-26
6993530      CHINO            CA     91710       SFD        9.000       7.750    $1,955.23      360       1-Nov-26
6993531      HUNTINGTON BE    CA     92647       SFD        8.375       7.750    $1,634.92      360       1-Nov-26
6993532      CONCORD TWP      OH     44077       SFD        8.500       7.750    $2,768.09      360       1-Nov-26
6993537      SAN JOSE         CA     95117       SFD        8.250       7.750    $1,982.97      360       1-Oct-26
6993538      OAKLAND          CA     94610       PUD        8.375       7.750    $1,976.19      360       1-Oct-26
6993539      SAN FRANCISCO    CA     94118       SFD        8.375       7.750    $2,401.83      360       1-Oct-26
6993543      BRIARCLIFF MA    NY     10510       SFD        8.000       7.730    $1,650.97      360       1-Nov-26
6993544      HILLSBORO        OR     97124       SFD        9.000       7.750     $659.79       360       1-Sep-26
6993546      LAKE OSWEGO      OR     97034       SFD        8.750       7.750    $2,281.43      360       1-Nov-26
6993548      DUVALL           WA     98019       SFD        8.250       7.750    $1,825.20      360       1-Nov-26
6993549      NAPA             CA     94559       SFD        8.250       7.750    $2,650.47      360       1-Nov-26
6993551      THOUSAND OAKS    CA     91360       PUD        7.750       7.480    $2,281.06      360       1-Oct-26
6993552      SAN DIEGO        CA     92122       LCO        8.375       7.750    $2,383.59      360       1-Nov-26
6993553      HENDERSON        NV     89015       PUD        8.125       7.750     $727.65       360       1-Oct-26
6993554      LAKE ARROWHEA    CA     92352       SFD        8.625       7.750    $2,333.37      360       1-Oct-26
6993555      SAN DIEGO        CA     92131       PUD        8.000       7.730    $2,244.95      360       1-Sep-26
6993559      ANAHEIM          CA     92808       PUD        8.250       7.750    $1,662.18      360       1-Aug-26
6993560      ANAHEIM          CA     92808       PUD        8.500       7.750    $3,010.30      360       1-Jun-26
6993561      HUNTINGTON BE    CA     92647       SFD        8.250       7.750    $1,735.43      360       1-Oct-26
6993562      CASTRO VALLEY    CA     94552       SFD        8.500       7.750    $1,788.49      360       1-Sep-26
6993563      LOS ANGELES      CA     91724       PUD        8.000       7.730    $1,849.09      360       1-Sep-26
6993564      LA MIRADA        CA     90638       PUD        8.375       7.750    $1,760.33      360       1-Nov-26
6993565      DANVILLE         CA     94506       PUD        8.000       7.730    $2,459.58      360       1-Nov-26
6993566      LA MIRADA        CA     90638       SFD        8.500       7.750    $1,999.18      360       1-Nov-26
6993567      SAN JOSE         CA     95138       LCO        7.875       7.605    $1,740.17      360       1-Oct-26
6993568      MISSION VIEJO    CA     92692       PUD        8.500       7.750    $2,381.33      360       1-Oct-26
6993569      ANAHEIM          CA     92808       PUD        8.375       7.750    $1,915.38      360       1-Nov-26
6993570      SAN JOSE         CA     95138       LCO        8.250       7.750    $2,434.10      360       1-Oct-26
6993571      SAN DIEGO        CA     92130       PUD        8.250       7.750    $1,709.13      360       1-Oct-26
6993572      SAN DIEGO        CA     92130       SFD        8.375       7.750    $2,138.84      360       1-Nov-26
6993578      FAIRFAX          VA     22033       SFD        8.250       7.750    $2,067.12      360       1-Nov-26
6993580      FAIRHOPE         AL     36532       SFD        8.250       7.750    $1,735.43      360       1-Oct-26
6993593      OREGON CITY      OR     97045       SFD        9.000       7.750    $2,234.14      360       1-Aug-26
6993606      SIERRA MADRE     CA     91025       SFD        8.000       7.730    $4,035.71      360       1-Nov-26
6993611      WESTMINISTER     CO     80030       SFD        8.000       7.730    $2,027.76      360       1-Nov-26
6993635      FAIRFAX          VA     22032       PUD        8.375       7.750    $1,704.08      360       1-Nov-26
6993636      HERNDON          VA     20171       PUD        7.500       7.230    $1,706.08      360       1-Nov-26
6993637      BURKE            VA     22015       SFD        8.125       7.750    $1,812.81      360       1-Nov-26
6993639      BETHESDA         MD     20814       SFD        8.125       7.750    $1,811.69      360       1-Nov-26
6993640      ARDMORE          PA     19003       SFD        9.375       7.750    $2,994.30      360       1-Oct-26
6993641      BRYN MAWR        PA     19010       SFD        8.250       7.750    $2,428.09      360       1-Nov-26
6993653      LIVERMORE        CA     94550       SFD        8.875       7.750    $2,253.14      360       1-Nov-26
6993654      WALNUT CREEK     CA     94595       SFD        7.875       7.605    $2,892.74      360       1-Nov-26
6993655      SPRINGFIELD      IL     62707       SFD        8.250       7.750    $1,736.18      360       1-Nov-26
6993657      GOLDEN VALLEY    MN     55422       SFD        8.000       7.730    $1,976.53      360       1-Nov-26
6993662      HUNTINGTON BE    CA     92646       SFD        8.125       7.750    $2,880.89      360       1-Dec-26
6993663      MONTECITO        CA     93108       SFD        7.750       7.480    $4,656.68      360       1-Nov-26
6993666      WILMINGTON       DE     19809       SFD        7.875       7.605    $1,598.78      360       1-Nov-26
6993670      FAIRFAX          VA     22031       SFD        7.875       7.605    $2,212.19      360       1-Nov-26
6993672      PISMO BEACH      CA     93449       SFD        8.625       7.750    $5,899.53      360       1-Nov-26
6993674      CHEVY CHASE      MD     20815       SFD        8.250       7.750    $2,584.36      360       1-Nov-26
6993678      ARCADIA          CA     91006       SFD        8.250       7.750    $1,983.34      360       1-Nov-26
6993681      COSTA MESA       CA     92626       SFD        8.625       7.750    $2,053.36      360       1-Nov-26
6993682      SAN CLEMENTE     CA     92673       PUD        8.500       7.750    $2,083.76      360       1-Nov-26
6993685      THOUSAND OAKS    CA     91362       SFD        8.000       7.730    $1,819.37      360       1-Nov-26
6993689      HOUSTON          TX     77019       PUD        8.250       7.750    $2,794.71      360       1-Nov-26
6993692      LOS ALTOS        CA     94024       SFD        8.000       7.730    $2,773.63      360       1-Oct-26
6993693      SALINAS          CA     93908       SFD        8.125       7.750    $4,826.23      360       1-Nov-26
6993694      SAN FRANCISCO    CA     94122       SFD        8.375       7.750    $2,154.80      360       1-Nov-26
6993695      CASTRO VALLEY    CA     94546       SFD        8.125       7.750    $2,049.29      360       1-Nov-26
6993696      BEAVERTON        OR     97007       SFD        8.500       7.750    $2,214.47      360       1-Nov-26
6993700      SUMNER           WA     98390       SFD        8.125       7.750    $1,939.77      360       1-Nov-26
6993701      BEAVERTON        OR     97007       SFD        8.500       7.750    $2,479.13      360       1-Nov-26
6993702      WOODLAND         CA     95695       SFD        8.000       7.730    $1,665.64      360       1-Nov-26
6993704      SAN DIEGO        CA     92130       PUD        8.500       7.750    $1,503.99      360       1-Nov-26
6993705      VERDI            NV     89439       SFD        8.125       7.750    $2,190.37      360       1-Dec-26
6993706      EAST BRUNSWIC    NJ     08816       PUD        8.500       7.750    $1,189.51      360       1-Nov-26
6993710      CLAYTON          CA     94517       SFD        8.250       7.750    $2,629.43      360       1-Nov-26
6993711      PALM DESERT      CA     92211       SFD        8.375       7.750    $1,732.96      360       1-Nov-26
6993714      THOUSAND OAKS    CA     91320       PUD        8.250       7.750    $1,791.40      360       1-Nov-26
6993717      ESCONDIDO        CA     92026       PUD        8.000       7.730    $1,674.08      360       1-Nov-26
6993721      MERCED           CA     95340       SFD        8.875       7.750    $2,291.46      360       1-Oct-26
6993722      PLANO            TX     75093       PUD        8.000       7.730    $3,005.50      360       1-Nov-26
6993724      DENVER           CO     80236       SFD        8.625       7.750    $1,753.14      360       1-Oct-26
6993726      POTOMAC          MD     20854       SFD        7.625       7.355    $2,206.90      360       1-Nov-26
6993727      BETHESDA         MD     20817       SFD        7.500       7.230    $4,195.29      360       1-Nov-26
6993729      BONNEY LAKE      WA     98390       PUD        7.875       7.605    $1,712.25      360       1-Nov-26
6993732      ZIMMERMAN        MN     55398       SFD        8.750       7.750    $2,045.42      360       1-Nov-26
6993739      AURORA           OR     97002       SFD        8.625       7.750    $2,188.70      360       1-Nov-26
6993740      SILVER SPRING    MD     20905       SFD        7.625       7.355    $2,800.39      360       1-Nov-26
6993745      LAKEVILLE        MN     55431       SFD        8.375       7.750    $1,649.36      360       1-Nov-26
6993753      RESTON           VA     20194       PUD        7.875       7.605    $1,790.92      360       1-Nov-26
6993755      SUGAR LAND       TX     77479       PUD        7.875       7.605    $1,840.59      360       1-Dec-26
6993758      BELLE MEAD       NJ     08502       SFD        8.375       7.750    $3,225.97      360       1-Nov-26
6993761      NEWARK           DE     19711       SFD        7.625       7.355    $1,613.77      360       1-Nov-26
6993772      WALNUT CREEK     CA     94598       SFD        6.750       6.480    $1,945.79      360       1-Nov-26
6993775      POWAY            CA     92064       SFD        7.875       7.605    $3,306.32      360       1-Nov-26
6993778      MCMINNVILLE      OR     97128       SFD        8.625       7.750    $2,325.59      360       1-Nov-26
6993782      WAYNE            NJ     07470       SFD        8.500       7.750    $2,380.56      360       1-Dec-26
6993784      TIGARD           OR     97223       SFD        8.125       7.750    $1,662.82      360       1-Nov-26
6993785      MEQUON           WI     53097       SFD        8.750       7.750    $2,138.25      360       1-Nov-26
6993788      RIDGWAY          CO     81432       SFD        8.125       7.750    $2,784.36      360       1-Dec-26
6993789      CHANHASSEN       MN     55317       SFD        8.250       7.750    $3,545.98      360       1-Nov-26
6993790      TAMPA            FL     33647       SFD        8.500       7.750    $2,042.23      360       1-Nov-26
6993796      COLUMBIA         MD     21044       SFD        7.750       7.480    $1,977.30      360       1-Nov-26
6993800      WESTON           MA     02193       SFD        7.875       7.605    $3,480.33      360       1-Nov-26
6993801      LONGMEADOW       MA     01106       SFD        8.500       7.750    $1,882.30      360       1-Nov-26
6993804      PORT DEPOSIT     MD     21904       SFD        7.750       7.480    $2,384.94      360       1-Nov-26
6993806      SCOTTSDALE       AZ     85259       SFD        8.625       7.750    $2,629.94      360       1-Dec-26
6993807      PALATINE         IL     60067       SFD        8.250       7.750    $1,667.81      360       1-Nov-26
6993808      GREAT FALLS      VA     22066       SFD        7.875       7.605    $1,812.67      360       1-Sep-26
6993809      PARK CITY        UT     84060       SFD        8.625       7.750    $3,111.16      360       1-Nov-26
6993810      MELBOURNE BEA    FL     32951       SFD        8.125       7.750    $1,728.16      360       1-Dec-26
6993813      FAIRFAX          CA     94930       SFD        8.125       7.750    $1,781.99      360       1-Nov-26
6993814      VALENCIA         CA     91354       SFD        7.875       7.605    $1,793.10      360       1-Nov-26
6993815      LA HONDA         CA     94020       SFD        8.500       7.750    $2,172.95      360       1-Nov-26
6993817      LITTLE ROCK      AR     72212       SFD        8.000       7.730    $1,826.34      360       1-Dec-26
6993818      BEAVERTON        OR     97007       SFD        8.000       7.730    $1,658.31      360       1-Dec-26
6993820      INVERNESS        IL     60067       SFD        8.875       7.750    $2,784.76      360       1-Nov-26
6993825      BRIDGEWATER      NJ     08807       SFD        8.625       7.750    $1,795.14      360       1-Dec-26
6993826      MANALAPAN        NJ     07726       SFD        8.625       7.750    $2,185.59      360       1-Dec-26
6993827      SCOTCH PLAINS    NJ     07076       LCO        9.000       7.750    $1,041.99      360       1-Dec-26
6993828      VIENNA           VA     22182       SFD        7.750       7.480    $1,719.39      360       1-Nov-26
6993831      ELK RIVER        MN     55330       SFD        8.250       7.750    $1,711.46      360       1-Nov-26
6993832      PLYMOUTH         MN     55447       SFD        8.500       7.750    $2,152.96      360       1-Nov-26
6993834      LAKE HAVASU C    AZ     86406       SFD        8.500       7.750    $2,883.43      360       1-Nov-26
6993835      GOLDEN           CO     80401       SFD        8.375       7.750    $4,750.45      360       1-Dec-26
6993839      GRANGER          IA     50109       SFD        7.875       7.605    $1,914.18      360       1-Dec-26
6993848      ALPHARETTA       GA     30201       SFD        8.750       7.750    $1,966.76      360       1-Jun-26
6993849      DULUTH           GA     30136       PUD        7.875       7.605    $3,575.32      360       1-Apr-26
6993850      ENGLEWOOD        CO     80110       SFD        8.125       7.750    $3,171.95      360       1-Dec-26
6993854      SCOTTSDALE       AZ     85255       SFD        8.250       7.750    $2,854.81      360       1-Dec-26
6993859      ENCINITAS        CA     92024       SFD        9.000       7.750    $2,252.95      360       1-Apr-26
6993861      LAGUNA BEACH     CA     92651       SFD        7.750       7.480    $5,845.92      360       1-Nov-26
6993862      BERKELEY         CA     94708       SFD        8.500       7.750    $2,016.09      360       1-Nov-26
6993863      WESTMINSTER      CO     80021       SFD        7.875       7.605    $1,609.29      360       1-Dec-26
6993864      ENCINITAS        CA     92024       SFD        8.250       7.750    $1,690.35      360       1-Nov-26
6993865      MATTHEWS         NC     28105       PUD        8.500       7.750    $2,260.61      360       1-Oct-26
6993873      NEWARK           OH     43055       SFD        9.125       7.750    $1,757.45      360       1-Nov-26
6993875      WALTHAM          MA     02154       LCO        8.500       7.750    $1,745.43      360       1-Nov-26
6993881      OAK BLUFFS       MA     02557       SFD        8.750       7.750    $1,777.16      360       1-Nov-26
6993882      NORTH ATTLEBO    MA     02760       SFD        8.375       7.750    $2,014.19      360       1-Nov-26
6993888      GLEN RIDGE       NJ     07028       SFD        7.625       7.355    $2,070.30      360       1-Dec-26
6993931      SHREWSBURY       MA     01545       SFD        8.000       7.730    $1,980.43      360       1-Dec-26
6993941      EDINA            MN     55343       SFD        8.250       7.750    $1,683.59      360       1-Dec-26
6993942      GREAT FALLS      VA     22066       SFD        7.375       7.105    $1,519.49      360       1-Dec-26
6993947      ELLICOTT CITY    MD     21042       PUD        8.000       7.730    $1,778.65      360       1-Dec-26
6993956      SYCAMORE         IL     60178       SFD        8.750       7.750    $2,517.44      360       1-Dec-26
6993960      JOHNSTON         IA     50131       SFD        8.000       7.730    $1,599.61      360       1-Dec-26
6993970      MESA             AZ     85207       SFD        8.375       7.750    $2,228.15      360       1-Dec-26
6993984      SAN RAMON        CA     94583       SFD        8.750       7.750    $2,115.24      360       1-Dec-26
6993985      ISSAQUAH         WA     98027       SFD        8.375       7.750    $2,052.19      360       1-Dec-26
6994005      SERGEANT BLUF    IA     51054       SFD        8.500       7.750    $1,657.01      360       1-Nov-26
6994006      VILLA HILLS      KY     41017       SFD        8.375       7.750    $3,040.29      360       1-Dec-26
6994012      BOSSIER CITY     LA     71111       SFD        8.375       7.750    $2,189.01      360       1-Dec-26
6994043      SAN CARLOS       CA     94070       SFD        8.000       7.730    $2,201.29      360       1-Dec-26
6994044      APPLE VALLEY     MN     55124       SFD        7.750       7.480    $2,156.40      360       1-Dec-26
6994061      EAGAN            MN     55122       SFD        8.125       7.750    $1,874.81      360       1-Dec-26
6994068      SIOUX FALLS      SD     57108       SFD        8.250       7.750    $1,746.69      360       1-Dec-26

(i)                (ix)       (x)    (xi)       (xii)      (xiii)       (xIv)       (xv)       (xvi)
-----         --------------  ------ -------  ----------  --------   ----------- ---------  -----------
                 CUT-OFF
MORTGAGE           DATE                        MORTGAGE                T.O.P.      MASTER      FIXED
LOAN            PRINCIPAL                     INSURANCE    SERVICE    MORTGAGE    SERVICE    RETAINED
NUMBER           BALANCE      LTV    SUBSIDY     CODE        FEE        LOAN        FEE        YIELD
-----         --------------  ------ -------  ----------  --------   ----------- ---------  -----------
6991713       $526,418.78     80.00                         0.250                  0.020       0.605
6991747       $287,280.35     85.97               12        0.250                  0.020       1.480
6991881       $247,392.61     62.00                         0.250                  0.020       0.480
6992077       $336,515.90     80.00                         0.250                  0.020       0.000
6992086       $469,166.68     79.70                         0.250                  0.020       0.230
6992087       $243,684.21     66.22                         0.250                  0.020       0.230
6992256       $319,236.09     40.00                         0.250                  0.020       0.605
6992289       $331,227.53     80.00                         0.250                  0.020       0.730
6992393       $345,849.37     90.00               01        0.250                  0.020       0.355
6992476       $255,007.84     70.00                         0.250                  0.020       0.230
6992481       $244,603.32     95.00               06        0.250                  0.020       0.000
6992650       $278,614.74     90.00               06        0.250                  0.020       0.000
6992656       $251,538.77     80.00                         0.250                  0.020       0.480
6992660       $268,335.03     80.00                         0.250                  0.020       0.480
6992675       $307,905.77     89.99               12        0.250                  0.020       0.230
6992680       $449,409.27     75.00                         0.250                  0.020       0.105
6992690       $998,720.28     55.80                         0.250                  0.020       0.230
6992723       $679,084.42     80.00                         0.250                  0.020       0.000
6992726       $279,094.89     69.74                         0.250                  0.020       0.230
6992741       $338,310.46     79.99                         0.250                  0.020       0.730
6992743       $399,474.90     62.75                         0.250                  0.020       0.105
6992749       $345,174.39     79.52                         0.250                  0.020       1.230
6992750       $229,241.71     88.78               06        0.250                  0.020       0.855
6992770       $288,639.49     85.00               24        0.250                  0.020       0.355
6992774       $317,632.75     78.33                         0.250                  0.020       0.730
6992775       $386,725.47     89.00               11        0.250                  0.020       0.980
6992778       $376,549.41     65.24                         0.250                  0.020       0.000
6992785       $656,419.04     80.00                         0.250                  0.020       0.000
6992786       $348,794.38     80.00                         0.250                  0.020       0.230
6992787       $287,445.26     80.00                         0.250                  0.020       0.230
6992788       $229,741.17     88.80               11        0.250                  0.020       0.855
6992789       $449,424.13     78.80                         0.250                  0.020       0.230
6992792       $259,692.35     90.00               12        0.250                  0.020       1.230
6992793       $325,603.62     69.36                         0.250                  0.020       0.480
6992798       $214,204.62     90.00               06        0.250                  0.020       0.230
6992799       $458,481.86     80.00                         0.250                  0.020       0.000
6992800       $217,638.79     90.00               11        0.250                  0.020       0.355
6992802       $241,057.96     70.00                         0.250                  0.020       0.480
6992804        $55,894.85     33.74                         0.250                  0.020       0.355
6992805       $254,708.44     80.00                         0.250                  0.020       0.230
6992806       $255,407.09     79.99                         0.250                  0.020       0.230
6992807       $224,719.33     27.69                         0.250                  0.020       0.355
6992808       $330,893.34     89.99               11        0.250                  0.020       0.000
6992809       $218,733.72     79.99                         0.250                  0.020       0.480
6992813       $108,634.94     70.00                         0.250                  0.020       0.105
6992814       $343,199.63     80.00                         0.250                  0.020       0.730
6992815       $323,406.98     80.00                         0.250                  0.020       0.480
6992820       $332,521.62     80.00                         0.250                  0.020       0.230
6992821       $222,048.12     89.90               11        0.250                  0.020       0.855
6992822       $267,657.03     80.00                         0.250                  0.020       0.230
6992825       $361,809.54     90.00               33        0.250                  0.020       0.480
6992826       $434,510.45     75.00                         0.250                  0.020       0.855
6992828       $225,739.01     80.00                         0.250                  0.020       0.730
6992829       $222,555.69     70.00                         0.250                  0.020       0.980
6992830       $348,791.39     60.40                         0.250                  0.020       0.355
6992833       $282,495.14     79.99                         0.250                  0.020       0.605
6992834       $219,617.50     89.83               06        0.250                  0.020       0.730
6992835       $225,165.45     79.97                         0.250                  0.020       0.230
6992836       $237,318.43     80.00                         0.250                  0.020       0.605
6992837       $238,902.75     80.00                         0.250                  0.020       0.480
6992838       $257,021.16     90.00               12        0.250                  0.020       0.355
6992840       $495,381.27     80.00                         0.250                  0.020       0.355
6992841       $338,554.98     79.95                         0.250                  0.020       0.105
6992842       $296,304.21     66.59                         0.250                  0.020       0.480
6992844       $167,805.98     62.69                         0.250                  0.020       0.730
6992845       $264,677.79     62.80                         0.250                  0.020       0.480
6992846       $499,407.48     45.45                         0.250                  0.020       0.605
6992850       $250,702.56     90.00               33        0.250                  0.020       0.605
6992852       $254,856.38     80.00                         0.250                  0.020       0.000
6992856       $335,283.98     78.87                         0.250                  0.020       0.000
6992857       $217,649.32     80.00                         0.250                  0.020       1.105
6992858       $345,565.45     80.00                         0.250                  0.020       0.730
6992859       $234,914.03     75.00                         0.250                  0.020       0.480
6992860       $334,582.11     79.98                         0.250                  0.020       0.355
6992861       $274,674.11     61.11                         0.250                  0.020       0.605
6992862       $251,595.75     90.00               33        0.250                  0.020       0.355
6992863       $239,602.10     80.00                         0.250                  0.020       0.230
6992865       $219,703.79     80.00                         0.250                  0.020       0.000
6992866       $275,518.22     80.00                         0.250                  0.020       0.000
6992867       $625,412.20     75.00                         0.250                  0.020       0.480
6992868       $579,178.64     80.00                         0.250                  0.020       0.000
6992872       $239,267.15     85.82               12        0.250                  0.020       0.730
6992873       $215,692.41     90.00               13        0.250                  0.020       0.480
6992874       $274,639.00     57.89                         0.250                  0.020       0.105
6992875       $274,030.54     78.40                         0.250                  0.020       0.000
6992877       $437,494.16     80.00                         0.250                  0.020       0.730
6992879       $599,005.24     75.08                         0.250                  0.020       0.230
6992880       $223,893.14     95.00               13        0.250                  0.020       0.730
6992881       $217,738.94     95.00               33        0.250                  0.020       0.480
6992882       $221,163.47     90.00               11        0.250                  0.020       1.105
6992883       $296,665.75     90.00               17        0.250                  0.020       0.855
6992884       $349,563.40     76.09                         0.250                  0.020       0.355
6992888       $244,751.19     93.89               06        0.250                  0.020       0.480
6992889       $341,403.58     80.00                         0.250                  0.020       0.855
6992891       $233,507.50     80.00                         0.250                  0.020       0.000
6992892       $255,494.22     80.00                         0.250                  0.020       0.105
6992893       $356,258.09     85.00               06        0.250                  0.020       0.000
6992894       $276,422.05     74.80                         0.250                  0.020       0.605
6992895       $428,704.32     80.00                         0.250                  0.020       0.730
6992897       $299,308.68     61.86                         0.250                  0.020       0.230
6992898       $377,528.48     90.00               12        0.250                  0.020       0.355
6992899       $232,345.33     95.00               12        0.250                  0.020       0.730
6992900       $295,621.20     80.00                         0.250                  0.020       0.230
6992901       $343,581.74     80.00                         0.250                  0.020       0.480
6992902       $239,700.62     72.07                         0.250                  0.020       0.355
6992904       $262,827.96     77.99                         0.250                  0.020       0.105
6992905       $231,703.10     80.00                         0.250                  0.020       0.230
6992906       $223,407.93     58.32                         0.250                  0.020       0.105
6992907       $215,756.92     90.00               11        0.250                  0.020       0.855
6992908       $359,198.20     80.00                         0.250                  0.020       0.105
6992909        $78,797.40     60.00                         0.250                  0.020       0.230
6992911       $267,946.83     79.22                         0.250                  0.020       0.000
6992912       $400,037.41     80.00                         0.250                  0.020       0.230
6992914       $306,118.76     79.99                         0.250                  0.020       0.230
6992915       $316,089.98     79.99                         0.250                  0.020       0.230
6992916       $303,414.45     79.98                         0.250                  0.020       0.230
6992917       $225,246.27     90.00               11        0.250                  0.020       0.355
6992918       $279,460.66     70.00                         0.250                  0.020       0.230
6992919       $343,910.14     95.00               11        0.250                  0.020       1.230
6992920       $255,372.78     79.97                         0.250                  0.020       0.230
6992921       $288,006.82     89.99               11        0.250                  0.020       0.230
6992922       $252,975.85     79.98                         0.250                  0.020       0.230
6992925       $297,031.57     75.00                         0.250                  0.020       0.730
6992926       $237,586.20     89.98               06        0.250                  0.020       0.730
6992927       $260,674.41     90.00               17        0.250                  0.020       0.355
6992928       $274,249.87     95.00               13        0.250                  0.020       0.605
6992929       $383,421.10     80.00                         0.250                  0.020       0.355
6992930       $299,635.23     84.51               33        0.250                  0.020       0.480
6992931       $307,615.79     80.00                         0.250                  0.020       0.355
6992934       $265,161.49     80.00                         0.250                  0.020       0.980
6992936       $169,787.94     51.44                         0.250                  0.020       0.355
6992943       $226,079.38     80.00                         0.250                  0.020       0.000
6992944       $260,865.73     80.00                         0.250                  0.020       0.230
6992945       $309,173.63     68.03                         0.250                  0.020       0.480
6992947       $284,635.29     46.88                         0.250                  0.020       0.230
6992948       $319,435.47     79.98                         0.250                  0.020       0.000
6992949       $238,217.37     90.00               06        0.250                  0.020       0.605
6992950       $269,654.48     76.06                         0.250                  0.020       0.230
6992951       $311,455.30     80.00                         0.250                  0.020       0.000
6992952       $391,498.34     80.00                         0.250                  0.020       0.230
6992953       $673,953.02     75.00                         0.250                  0.020       0.730
6992954       $247,494.39     95.00               33        0.250                  0.020       0.355
6992955       $724,593.55     60.42                         0.250                  0.020       0.855
6992958       $309,213.80     90.00               33        0.250                  0.020       0.355
6992959       $449,394.11     72.93                         0.250                  0.020       0.000
6992960       $250,283.17     90.00               11        0.250                  0.020       0.855
6992963       $319,610.92     80.00                         0.250                  0.020       0.480
6992964       $698,948.68     75.68                         0.250                  0.020       0.980
6992965       $188,570.43     80.00                         0.250                  0.020       0.480
6992966       $347,062.40     80.00                         0.250                  0.020       0.355
6992967       $249,611.41     70.00                         0.250                  0.020       0.730
6992968       $296,588.94     89.98               13        0.250                  0.020       0.480
6992969       $323,031.19     79.94                         0.250                  0.020       0.480
6992970       $549,293.02     68.75                         0.250                  0.020       0.230
6992974       $239,692.87     76.19                         0.250                  0.020       0.230
6992975       $597,215.01     74.75                         0.250                  0.020       0.105
6992977       $258,900.65     90.00               11        0.250                  0.020       0.730
6992978       $276,454.70     80.00                         0.250                  0.020       0.355
6992981       $499,493.03     80.00                         0.250                  0.020       1.355
6992984       $334,603.00     70.53                         0.250                  0.020       0.605
6992985       $232,087.72     95.00               01        0.250                  0.020       0.730
6992986       $223,705.96     80.00                         0.250                  0.020       0.105
6992990       $307,825.35     95.00               11        0.250                  0.020       0.605
6993003       $374,182.86     80.00                         0.250                  0.020       0.000
6993004       $222,921.57     90.00               33        0.250                  0.020       0.355
6993005       $239,441.61     80.00                         0.250                  0.020       0.730
6993006       $227,693.02     80.00                         0.250                  0.020       0.000
6993008       $256,218.73     95.00               33        0.250                  0.020       0.980
6993011       $333,847.54     90.00               33        0.250                  0.020       0.855
6993013       $220,180.15     70.00                         0.250                  0.020       0.605
6993014       $312,315.45     90.00               33        0.250                  0.020       0.605
6993015       $223,737.64     90.00               17        0.250                  0.020       0.480
6993018       $230,313.61     80.00                         0.250                  0.020       0.480
6993022       $281,720.17     90.00               13        0.250                  0.020       0.000
6993023       $249,840.58     89.29               13        0.250                  0.020       0.230
6993024       $251,685.65     80.00                         0.250                  0.020       0.355
6993025       $215,604.66     64.67                         0.250                  0.020       0.480
6993042       $235,682.25     80.00                         0.250                  0.020       0.000
6993043       $244,364.51     80.00                         0.250                  0.020       0.230
6993045       $229,682.40     67.65                         0.250                  0.020       0.000
6993056       $299,360.67     65.22                         0.250                  0.020       0.000
6993057       $369,538.44     89.82               13        0.250                  0.020       0.355
6993059       $387,097.25     80.00                         0.250                  0.020       0.730
6993060       $249,042.31     94.98               17        0.250                  0.020       0.980
6993061       $255,588.85     79.99                         0.250                  0.020       0.480
6993062       $349,523.65     73.88                         0.250                  0.020       0.355
6993065       $220,902.27     79.99                         0.250                  0.020       0.000
6993066       $339,771.87     80.00                         0.250                  0.020       0.000
6993070       $296,638.89     78.99                         0.250                  0.020       0.480
6993071       $227,861.88     80.00                         0.250                  0.020       0.480
6993096       $439,465.01     80.00                         0.250                  0.020       0.480
6993099       $227,743.41     80.00                         0.250                  0.020       0.855
6993100       $237,329.80     95.00               13        0.250                  0.020       0.605
6993101       $222,877.61     92.50               13        0.250                  0.020       0.355
6993103       $259,612.87     78.44                         0.250                  0.020       0.000
6993109       $239,708.19     80.00                         0.250                  0.020       0.480
6993110       $235,656.55     80.00                         0.250                  0.020       1.230
6993111       $404,741.75     75.00                         0.250                  0.020       0.230
6993114       $227,595.73     80.00                         0.250                  0.020       0.355
6993120       $319,790.68     88.89               33        0.250                  0.020       0.105
6993121       $248,841.23     75.68                         0.250                  0.020       0.230
6993135       $299,596.08     67.42                         0.250                  0.020       0.000
6993136       $221,301.63     80.00                         0.250                  0.020       0.000
6993138       $231,855.80     80.00                         0.250                  0.020       0.355
6993139       $299,510.95     19.74                         0.250                  0.020       0.355
6993141       $258,401.60     90.00               24        0.250                  0.020       0.000
6993143       $239,452.26     80.00                         0.250                  0.020       0.605
6993144       $456,429.92     74.78                         0.250                  0.020       0.355
6993146       $549,640.23     57.89                         0.250                  0.020       0.105
6993147       $309,623.07     80.00                         0.250                  0.020       0.480
6993148       $319,579.94     80.00                         0.250                  0.020       0.105
6993150       $259,714.89     80.00                         0.250                  0.020       0.980
6993152       $239,984.56     90.00               33        0.250                  0.020       0.105
6993154       $331,449.09     90.00               33        0.250                  0.020       0.480
6993155       $242,828.49     80.00                         0.250                  0.020       0.000
6993156       $423,207.72     75.00                         0.250                  0.020       0.230
6993157       $244,495.23     70.00                         0.250                  0.020       0.730
6993158       $371,916.55     80.00                         0.250                  0.020       0.105
6993159       $419,448.66     75.00                         0.250                  0.020       0.105
6993160       $267,674.13     80.00                         0.250                  0.020       0.480
6993161       $229,121.07     90.00               13        0.250                  0.020       0.480
6993162       $265,732.54     79.99                         0.250                  0.020       0.000
6993165       $227,868.82     80.00                         0.250                  0.020       0.730
6993171       $218,264.25     80.00                         0.250                  0.020       0.355
6993172       $257,661.32     79.88                         0.250                  0.020       0.105
6993173       $299,635.21     80.00                         0.250                  0.020       0.480
6993176       $998,814.96     40.00                         0.250                  0.020       0.605
6993180       $268,464.69     79.98                         0.250                  0.020       0.355
6993181       $379,775.65     80.00                         0.250                  0.020       0.605
6993184       $998,784.09     64.52                         0.250                  0.020       0.480
6993186       $649,124.82     46.43                         0.250                  0.020       0.000
6993188       $291,226.84     90.00               33        0.250                  0.020       0.230
6993189       $229,698.08     71.03                         0.250                  0.020       0.105
6993190       $584,288.71     68.02                         0.250                  0.020       0.480
6993193       $239,830.61     75.00                         0.250                  0.020       0.000
6993194        $89,946.87     60.40                         0.250                  0.020       0.605
6993195       $263,229.55     70.00                         0.250                  0.020       0.480
6993196       $104,878.73     75.00                         0.250                  0.020       0.730
6993198       $278,669.38     82.79               33        0.250                  0.020       0.605
6993205       $224,510.23     75.00                         0.250                  0.020       0.730
6993206       $296,448.28     65.96                         0.250                  0.020       0.605
6993210       $268,306.20     90.00               24        0.250                  0.020       0.230
6993212       $259,503.20     89.11               01        0.250                  0.020       0.000
6993214       $255,823.82     80.00                         0.250                  0.020       0.000
6993215       $374,620.02     68.81                         0.250                  0.020       0.230
6993217       $229,988.97     80.00                         0.250                  0.020       0.605
6993219       $599,288.97     80.00                         0.250                  0.020       0.605
6993221       $319,779.78     80.00                         0.250                  0.020       0.000
6993222       $224,636.18     74.26                         0.250                  0.020       0.855
6993223       $252,160.01     72.35                         0.250                  0.020       0.000
6993225       $309,193.59     80.00                         0.250                  0.020       0.105
6993226       $249,696.03     78.44                         0.250                  0.020       0.480
6993228       $251,064.83     80.00                         0.250                  0.020       0.000
6993229       $415,966.99     79.96                         0.250                  0.020       0.230
6993230       $334,759.98     80.00                         0.250                  0.020       0.105
6993231       $351,993.03     66.49                         0.250                  0.020       0.730
6993232       $335,580.86     80.00                         0.250                  0.020       0.355
6993233       $326,139.46     90.00               11        0.250                  0.020       0.000
6993235       $299,742.29     80.00                         0.250                  0.020       0.480
6993236       $219,554.17     80.00                         0.250                  0.020       0.000
6993238       $274,042.04     61.38                         0.250                  0.020       0.230
6993239        $81,306.00     61.20                         0.250                  0.020       0.730
6993241       $228,657.02     95.00               33        0.250                  0.020       0.230
6993242       $238,909.16     95.00               11        0.250                  0.020       0.480
6993243       $227,722.78     80.00                         0.250                  0.020       0.480
6993244       $248,996.47     62.89                         0.250                  0.020       0.230
6993246       $348,712.99     90.00               13        0.250                  0.020       0.605
6993247       $218,134.44     95.00               06        0.250                  0.020       0.480
6993249       $297,845.23     79.99                         0.250                  0.020       0.000
6993250       $294,692.49     90.00               13        0.250                  0.020       0.000
6993251       $275,537.82     79.99                         0.250                  0.020       0.105
6993253       $239,138.50     94.99               11        0.250                  0.020       0.230
6993254       $381,998.80     79.99                         0.250                  0.020       0.000
6993257       $237,356.12     95.00               17        0.250                  0.020       0.480
6993259       $255,861.52     63.41                         0.250                  0.020       0.730
6993260       $266,353.78     90.00               01        0.250                  0.020       0.730
6993261       $351,239.25     90.00               12        0.250                  0.020       0.355
6993262       $217,414.01     79.99                         0.250                  0.020       0.480
6993263       $282,520.50     93.71               33        0.250                  0.020       0.855
6993264       $255,608.84     80.00                         0.250                  0.020       0.480
6993266       $264,652.13     45.69                         0.250                  0.020       0.105
6993269       $265,842.96     95.00               33        0.250                  0.020       0.605
6993273       $239,830.61     71.72                         0.250                  0.020       0.000
6993275       $249,840.58     76.92                         0.250                  0.020       0.230
6993277       $350,494.17     90.00               33        0.250                  0.020       0.605
6993278       $459,714.09     80.00                         0.250                  0.020       0.355
6993280       $399,513.65     88.89               33        0.250                  0.020       0.480
6993282       $243,695.62     61.00                         0.250                  0.020       0.355
6993284        $49,937.62     38.46                         0.250                  0.020       0.355
6993285       $237,295.94     80.00                         0.250                  0.020       0.230
6993286       $110,345.13     67.00                         0.250                  0.020       0.230
6993288       $223,114.75     95.00               33        0.250                  0.020       0.480
6993296       $389,731.61     67.05                         0.250                  0.020       0.000
6993297       $449,705.63     76.27                         0.250                  0.020       0.105
6993299       $224,767.22     90.00               06        0.250                  0.020       0.605
6993300       $288,251.49     95.00               33        0.250                  0.020       0.000
6993302       $471,395.97     80.00                         0.250                  0.020       0.230
6993305       $239,854.61     80.00                         0.250                  0.020       0.480
6993307       $280,801.78     80.00                         0.250                  0.020       0.000
6993309       $272,834.62     89.98               12        0.250                  0.020       0.480
6993310       $228,964.01     70.00                         0.250                  0.020       0.355
6993311       $244,822.68     77.95                         0.250                  0.020       0.000
6993315       $315,787.97     80.00                         0.250                  0.020       0.000
6993316       $163,795.41     80.00                         0.250                  0.020       0.355
6993317       $305,724.00     74.98                         0.250                  0.020       0.730
6993321       $279,384.96     94.99               13        0.250                  0.020       0.605
6993323       $318,561.82     75.00                         0.250                  0.020       0.605
6993325       $274,837.64     73.33                         0.250                  0.020       0.605
6993326       $427,712.82     80.00                         0.250                  0.020       0.000
6993328       $499,681.17     51.02                         0.250                  0.020       0.230
6993335       $393,754.17     79.80                         0.250                  0.020       0.000
6993336       $243,061.16     92.56               01        0.250                  0.020       0.605
6993338       $323,798.62     74.48                         0.250                  0.020       0.355
6993343       $399,703.14     54.42                         0.250                  0.020       0.000
6993345       $228,080.87     90.00               33        0.250                  0.020       0.480
6993346       $244,112.02     80.00                         0.250                  0.020       0.480
6993347       $327,806.35     80.00                         0.250                  0.020       0.605
6993350       $324,504.95     90.00               33        0.250                  0.020       0.480
6993356       $275,628.39     80.00                         0.250                  0.020       0.000
6993358       $349,798.63     66.02                         0.250                  0.020       0.730
6993364       $224,726.41     54.46                         0.250                  0.020       0.480
6993366       $759,551.30     80.00                         0.250                  0.020       0.605
6993368       $228,457.91     90.00               33        0.250                  0.020       0.355
6993369       $232,474.17     95.00               06        0.250                  0.020       0.605
6993371       $246,760.73     61.75                         0.250                  0.020       0.730
6993372       $486,704.97     63.25                         0.250                  0.020       0.480
6993379       $199,730.71     49.48                         0.250                  0.020       0.000
6993380       $217,721.02     59.84                         0.250                  0.020       0.230
6993381       $340,582.68     80.00                         0.250                  0.020       0.230
6993382       $273,820.77     80.00                         0.250                  0.020       0.105
6993383       $299,798.71     53.57                         0.250                  0.020       0.000
6993385       $423,736.46     80.00                         0.250                  0.020       0.355
6993389       $404,520.06     76.85                         0.250                  0.020       0.605
6993390       $249,380.46     79.99                         0.250                  0.020       0.230
6993394       $242,719.38     90.00               33        0.250                  0.020       0.730
6993396       $220,369.81     90.00               11        0.250                  0.020       0.605
6993398       $241,307.79     90.00               11        0.250                  0.020       0.000
6993400       $315,264.79     79.80                         0.250                  0.020       0.730
6993404       $447,706.94     78.75                         0.250                  0.020       0.105
6993407       $539,589.10     67.08                         0.250                  0.020       0.000
6993408       $349,574.43     66.18                         0.250                  0.020       0.480
6993410       $246,200.28     79.52                         0.250                  0.020       0.480
6993413       $263,509.14     90.00               11        0.250                  0.020       0.000
6993414       $233,485.09     89.99               11        0.250                  0.020       0.000
6993420       $255,728.30     79.99                         0.250                  0.020       0.000
6993421       $271,548.32     54.35                         0.250                  0.020       0.000
6993422       $299,574.72     79.16                         0.250                  0.020       0.000
6993425       $399,738.34     57.14                         0.250                  0.020       0.105
6993432       $346,721.16     79.52                         0.250                  0.020       0.730
6993435       $228,486.59     80.00                         0.250                  0.020       0.000
6993436       $230,263.97     90.00               01        0.250                  0.020       0.605
6993437       $255,437.01     80.00                         0.250                  0.020       0.230
6993438       $292,313.49     90.00               33        0.250                  0.020       0.230
6993442       $299,803.76     79.64                         0.250                  0.020       0.105
6993443       $272,621.55     80.00                         0.250                  0.020       0.105
6993448       $399,751.38     36.36                         0.250                  0.020       0.355
6993451       $274,665.64     73.33                         0.250                  0.020       0.480
6993453       $365,102.04     90.00               33        0.250                  0.020       0.230
6993456       $224,780.60     90.00               06        0.250                  0.020       0.730
6993459       $314,793.94     90.00               33        0.250                  0.020       0.105
6993464       $266,779.08     85.00               06        0.250                  0.020       0.355
6993465       $293,063.00     85.00               33        0.250                  0.020       0.230
6993467       $299,803.76     77.92                         0.250                  0.020       0.105
6993468       $224,698.76     95.00               24        0.250                  0.020       0.230
6993469       $215,865.74     89.66               33        0.250                  0.020       0.355
6993470       $301,717.11     89.98               01        0.250                  0.020       0.480
6993471       $437,316.53     80.00                         0.250                  0.020       0.605
6993472       $453,100.34     80.00                         0.250                  0.020       0.000
6993474       $389,757.60     56.93                         0.250                  0.020       0.355
6993475       $308,324.64     90.00               12        0.250                  0.020       0.480
6993476       $247,674.46     80.00                         0.250                  0.020       0.105
6993477       $263,354.37     90.00               33        0.250                  0.020       0.480
6993478       $227,772.23     95.00               33        0.250                  0.020       0.855
6993479       $229,364.50     90.00               33        0.250                  0.020       0.605
6993482       $234,829.91     67.14                         0.250                  0.020       0.000
6993485       $455,701.71     80.00                         0.250                  0.020       0.105
6993486       $255,840.89     80.00                         0.250                  0.020       0.355
6993488       $219,356.42     59.16                         0.250                  0.020       0.105
6993489       $559,624.25     61.54                         0.250                  0.020       0.000
6993491       $383,569.60     89.99               33        0.250                  0.020       0.000
6993493        $79,953.97     45.98                         0.250                  0.020       0.730
6993495       $424,735.84     76.58                         0.250                  0.020       0.355
6993498       $261,573.09     90.00               11        0.250                  0.020       0.230
6993500       $269,832.19     80.00                         0.250                  0.020       0.355
6993501       $231,486.02     79.90                         0.250                  0.020       0.355
6993502       $259,834.21     43.33                         0.250                  0.020       0.230
6993514       $220,355.40     80.00                         0.250                  0.020       0.230
6993515       $296,802.45     80.00                         0.250                  0.020       0.105
6993519       $268,628.53     72.90                         0.250                  0.020       0.000
6993526       $350,251.21     90.00               33        0.250                  0.020       0.230
6993527       $259,834.21     80.00                         0.250                  0.020       0.230
6993528       $303,648.92     80.00                         0.250                  0.020       0.730
6993529       $343,786.18     80.00                         0.250                  0.020       0.355
6993530       $242,867.27     90.00               11        0.250                  0.020       0.980
6993531       $214,966.30     90.00               11        0.250                  0.020       0.355
6993532       $359,781.91     90.00               33        0.250                  0.020       0.480
6993537       $263,612.22     80.00                         0.250                  0.020       0.230
6993538       $259,675.66     80.00                         0.250                  0.020       0.355
6993539       $315,497.64     80.00                         0.250                  0.020       0.355
6993543       $224,849.03     75.00                         0.250                  0.020       0.000
6993544        $81,864.62     51.25                         0.250                  0.020       0.980
6993546       $289,833.15     40.28                         0.250                  0.020       0.730
6993548       $242,794.11     90.00               12        0.250                  0.020       0.230
6993549       $352,575.03     90.00               13        0.250                  0.020       0.230
6993551       $317,949.09     80.00                         0.250                  0.020       0.000
6993552       $313,405.08     80.00                         0.250                  0.020       0.355
6993553        $97,871.35     69.69                         0.250                  0.020       0.105
6993554       $299,577.38     78.95                         0.250                  0.020       0.605
6993555       $305,330.04     90.00               11        0.250                  0.020       0.000
6993559       $220,679.80     75.00                         0.250                  0.020       0.230
6993560       $389,730.81     90.00               11        0.250                  0.020       0.480
6993561       $230,704.38     70.00                         0.250                  0.020       0.230
6993562       $232,174.28     79.98                         0.250                  0.020       0.480
6993563       $251,439.34     80.00                         0.250                  0.020       0.000
6993564       $231,456.05     79.99                         0.250                  0.020       0.355
6993565       $334,975.09     80.00                         0.250                  0.020       0.000
6993566       $259,842.49     76.47                         0.250                  0.020       0.480
6993567       $238,068.58     69.89                         0.250                  0.020       0.000
6993568       $309,323.43     89.99               11        0.250                  0.020       0.480
6993569       $251,843.37     90.00               11        0.250                  0.020       0.355
6993570       $323,585.38     76.78                         0.250                  0.020       0.230
6993571       $227,208.87     79.99                         0.250                  0.020       0.230
6993572       $281,225.10     79.99                         0.250                  0.020       0.355
6993578       $274,974.55     94.99               33        0.250                  0.020       0.230
6993580       $230,704.38     70.00                         0.250                  0.020       0.230
6993593       $276,935.22     90.00               12        0.250                  0.020       0.980
6993606       $549,630.96     66.59                         0.250                  0.020       0.000
6993611       $276,164.57     69.09                         0.250                  0.020       0.000
6993635       $224,060.65     95.00               33        0.250                  0.020       0.355
6993636       $243,818.92     80.00                         0.250                  0.020       0.000
6993637       $243,990.29     95.00               33        0.250                  0.020       0.105
6993639       $243,840.39     80.00                         0.250                  0.020       0.105
6993640       $359,634.98     90.00               33        0.250                  0.020       1.355
6993641       $322,993.91     80.00                         0.250                  0.020       0.230
6993653       $283,025.24     80.00                         0.250                  0.020       0.855
6993654       $398,685.44     80.00                         0.250                  0.020       0.000
6993655       $230,952.63     44.44                         0.250                  0.020       0.230
6993657       $269,187.26     90.00               33        0.250                  0.020       0.000
6993662       $388,000.00     80.00                         0.250                  0.020       0.105
6993663       $649,541.24     59.09                         0.250                  0.020       0.000
6993666       $220,348.25     70.00                         0.250                  0.020       0.000
6993670       $304,890.03     90.00               33        0.250                  0.020       0.000
6993672       $758,052.19     60.68                         0.250                  0.020       0.605
6993674       $343,780.64     80.00                         0.250                  0.020       0.230
6993678       $263,831.66     78.81                         0.250                  0.020       0.230
6993681       $263,844.14     80.00                         0.250                  0.020       0.605
6993682       $270,835.82     78.55                         0.250                  0.020       0.480
6993685       $247,783.63     80.00                         0.250                  0.020       0.000
6993689       $371,762.79     79.66                         0.250                  0.020       0.230
6993692       $377,491.05     79.92                         0.250                  0.020       0.000
6993693       $649,574.81     54.17                         0.250                  0.020       0.105
6993694       $283,323.79     75.50                         0.250                  0.020       0.355
6993695       $275,819.46     80.00                         0.250                  0.020       0.105
6993696       $287,825.53     80.00                         0.250                  0.020       0.480
6993700       $261,079.11     95.00               12        0.250                  0.020       0.105
6993701       $322,224.68     90.00               12        0.250                  0.020       0.480
6993702       $226,846.69     78.28                         0.250                  0.020       0.000
6993704       $195,481.51     69.98                         0.250                  0.020       0.480
6993705       $295,000.00     64.98                         0.250                  0.020       0.105
6993706       $154,606.28     70.00                         0.250                  0.020       0.480
6993710       $349,776.82     88.87               11        0.250                  0.020       0.230
6993711       $227,858.29     80.00                         0.250                  0.020       0.355
6993714       $238,297.94     79.88                         0.250                  0.020       0.230
6993717       $227,996.92     90.00               11        0.250                  0.020       0.000
6993721       $287,675.89     80.00                         0.250                  0.020       0.855
6993722       $409,180.67     80.00                         0.250                  0.020       0.000
6993724       $225,132.89     92.00               06        0.250                  0.020       0.605
6993726       $311,574.33     77.56                         0.250                  0.020       0.000
6993727       $599,554.71     60.00                         0.250                  0.020       0.000
6993729       $235,987.48     63.82                         0.250                  0.020       0.000
6993732       $259,850.41     80.00                         0.250                  0.020       0.730
6993739       $281,233.86     70.00                         0.250                  0.020       0.605
6993740       $395,363.64     80.00                         0.250                  0.020       0.000
6993745       $216,865.12     86.80               33        0.250                  0.020       0.355
6993753       $246,830.02     95.00               11        0.250                  0.020       0.000
6993755       $253,850.00     80.00                         0.250                  0.020       0.000
6993758       $424,166.20     80.00                         0.250                  0.020       0.355
6993761       $227,834.98     80.00                         0.250                  0.020       0.000
6993772       $299,741.71     68.57                         0.250                  0.020       0.000
6993775       $455,686.18     60.00                         0.250                  0.020       0.000
6993778       $298,823.47     72.57                         0.250                  0.020       0.605
6993782       $309,600.00     80.00                         0.250                  0.020       0.480
6993784       $223,803.51     80.00                         0.250                  0.020       0.105
6993785       $271,643.63     80.00                         0.250                  0.020       0.730
6993788       $375,000.00     62.50                         0.250                  0.020       0.105
6993789       $471,699.02     80.00                         0.250                  0.020       0.230
6993790       $265,439.10     80.00                         0.250                  0.020       0.480
6993796       $275,805.20     80.00                         0.250                  0.020       0.000
6993800       $479,669.67     80.00                         0.250                  0.020       0.000
6993801       $244,651.70     80.00                         0.250                  0.020       0.480
6993804       $332,665.04     90.00               11        0.250                  0.020       0.000
6993806       $338,130.00     80.00                         0.250                  0.020       0.605
6993807       $221,858.44     80.00                         0.250                  0.020       0.230
6993808       $249,480.48     32.89                         0.250                  0.020       0.000
6993809       $399,763.84     57.55                         0.250                  0.020       0.605
6993810       $232,750.00     95.00               33        0.250                  0.020       0.105
6993813       $239,843.01     77.42                         0.250                  0.020       0.105
6993814       $247,129.81     89.99               11        0.250                  0.020       0.000
6993815       $282,428.80     90.00               11        0.250                  0.020       0.480
6993817       $248,900.00     95.00               13        0.250                  0.020       0.000
6993818       $226,000.00     75.21                         0.250                  0.020       0.000
6993820       $349,803.78     79.55                         0.250                  0.020       0.855
6993825       $230,800.00     90.00               06        0.250                  0.020       0.605
6993826       $281,000.00     77.73                         0.250                  0.020       0.605
6993827       $129,500.00     70.00                         0.250                  0.020       0.980
6993828       $239,830.61     80.00                         0.250                  0.020       0.000
6993831       $227,664.73     95.00               01        0.250                  0.020       0.230
6993832       $279,830.37     80.00                         0.250                  0.020       0.480
6993834       $374,772.82     50.00                         0.250                  0.020       0.480
6993835       $625,000.00     69.44                         0.250                  0.020       0.355
6993839       $264,000.00     80.00                         0.250                  0.020       0.000
6993848       $249,121.11     78.19                         0.250                  0.020       0.730
6993849       $490,322.03     80.00                         0.250                  0.020       0.000
6993850       $427,200.00     80.00                         0.250                  0.020       0.105
6993854       $380,000.00     80.00                         0.250                  0.020       0.230
6993859       $278,743.80     70.00                         0.250                  0.020       0.980
6993861       $815,424.08     80.00                         0.250                  0.020       0.000
6993862       $262,041.16     95.00               33        0.250                  0.020       0.480
6993863       $221,950.00     97.22               33        0.250                  0.020       0.000
6993864       $224,856.53     90.00               33        0.250                  0.020       0.230
6993865       $293,642.52     70.00                         0.250                  0.020       0.480
6993873       $215,885.05     90.00               06        0.250                  0.020       1.105
6993875       $226,862.49     79.94                         0.250                  0.020       0.480
6993881       $225,770.03     90.00               33        0.250                  0.020       0.730
6993882       $264,835.29     77.94                         0.250                  0.020       0.355
6993888       $292,500.00     90.00               33        0.250                  0.020       0.000
6993931       $269,900.00     90.00               33        0.250                  0.020       0.000
6993941       $224,100.00     90.00               06        0.250                  0.020       0.230
6993942       $220,000.00     72.13                         0.250                  0.020       0.000
6993947       $242,400.00     80.00                         0.250                  0.020       0.000
6993956       $320,000.00     86.02               33        0.250                  0.020       0.730
6993960       $218,000.00     88.62               01        0.250                  0.020       0.000
6993970       $293,150.00     89.99               33        0.250                  0.020       0.355
6993984       $268,875.00     75.00                         0.250                  0.020       0.730
6993985       $270,000.00     74.59                         0.250                  0.020       0.355
6994005       $215,369.45     78.36                         0.250                  0.020       0.480
6994006       $400,000.00     79.30                         0.250                  0.020       0.355
6994012       $288,000.00     90.00               33        0.250                  0.020       0.355
6994043       $300,000.00     75.00                         0.250                  0.020       0.000
6994044       $301,000.00     70.00                         0.250                  0.020       0.000
6994061       $252,500.00     91.16               33        0.250                  0.020       0.105
6994068       $232,500.00     75.00                         0.250                  0.020       0.230

           $165,000,715.25

COUNT:                542
WAC:           8.32239671
WAM:          358.0031305
WALTV:        77.77546988

                                   EXHIBIT F-2



            [Schedule of Mortgage Loans Serviced by Norwest Mortgage
                             in Frederick, Maryland]


NASCOR
NMI / 1996-9  Exhibit F-2

20 & 30 YEAR FIXED RATE NON-RELOCATION LOANS

(i)          (ii)                               (iii)       (iv)         (v)        (vi)       (vii)       (viii)
-----        -------------  -------  -----     --------   --------    --------   ----------  --------    ----------
                                                                         NET
MORTGAGE                                                  MORTGAGE    MORTGAGE    CURRENT    ORIGINAL    SCHEDULED
LOAN                                 ZIP       PROPERTY   INTEREST    INTEREST    MONTHLY     TERM TO     MATURITY
NUMBER       CITY             STATE  CODE        TYPE       RATE        RATE      PAYMENT    MATURITY       DATE
-----        -------------  -------  -----     --------   --------    --------   ----------  --------    ----------
3584394      BASALT           CO     81621       SFD        8.500       7.750    $2,104.91      360       1-Nov-26
3584871      JACKSON          NJ     08527       SFD        8.250       7.750      $919.56      360       1-Sep-25
3594113      ORLANDO          FL     32810       SFD        8.500       7.750      $472.89      360       1-Sep-26
4464433      CAPE CORAL       FL     33914       SFD        8.750       7.750    $2,124.09      360       1-Sep-26
4478640      FAIR LAWN        NJ     07410       SFD        8.500       7.750      $953.46      360       1-Nov-25
4481366      SAGAPONACK       NY     11962       SFD        8.375       7.750    $1,900.19      360       1-Oct-26
4484460      BOONTON          NJ     07005       LCO        7.750       7.480      $859.70      360       1-Nov-26
4489548      MAYS LANDING     NJ     08330       SFD        8.375       7.750      $988.10      360       1-Nov-26
4497340      POMONA           NY     10970       SFD        8.625       7.750    $1,944.48      360       1-Nov-26
4498802      SCOTTSDALE       AZ     85254       SFD        7.500       7.230    $2,419.29      360       1-Apr-26
4500087      HOWELL           NJ     07727       SFD        8.375       7.750    $1,444.14      360       1-Oct-26
4500881      MONTEBELLO       NY     10901       SFD        8.250       7.750    $1,990.86      360       1-Oct-26
4501820      NEW YORK         NY     10024       MF3        7.250       6.980    $3,240.34      360       1-May-26
4504102      LAKE JACKSON     TX     77566       SFD        8.375       7.750    $2,599.45      360       1-Nov-26
4504756      BROOKLYN         NY     11210       SFD        7.125       6.855    $2,694.88      360       1-Apr-26
4505636      MANASQUAN        NJ     08736       SFD        8.250       7.750    $2,256.81      360       1-Nov-26
4507043      UNION CITY       NJ     07087       MF3        6.375       6.105      $926.45      360       1-May-26
4509081      SCRANTON         PA     18510       MF3        7.250       6.980      $593.50      360       1-Apr-26
4510340      LUDLOW           VT     05149       LCO        8.500       7.750    $1,753.13      360       1-Dec-26
4515536      SAUGERTIES       NY     12477       SFD        8.250       7.750      $533.40      360       1-Nov-26
4516555      GLEN GARDNER     NJ     08826       SFD        8.250       7.750    $1,905.22      360       1-Oct-26
4517339      BUFORD           GA     30519       SFD        8.375       7.750    $2,081.84      360       1-Nov-26
4518083      LEVITTOWN        NY     11756       SFD        8.000       7.730    $1,085.98      360       1-Sep-26
4519844      STATEN ISLAND    NY     10312       SFD        8.750       7.750    $3,028.80      360       1-Nov-26
4520610      NEW EGYPT        NJ     08533       SFD        8.375       7.750      $988.09      360       1-Oct-26
4521760      WILLISTOWN       PA     19073       SFD        8.125       7.750    $3,571.79      360       1-Nov-26
4523250      FORT MYERS       FL     33912       SFD        9.375       7.750      $910.77      360       1-Oct-26
4524991      NEW CITY         NY     10956       SFD        8.250       7.750    $2,013.40      360       1-Dec-26
4525371      MILLER PLACE     NY     11764       SFD        8.750       7.750    $1,180.06      360       1-Dec-26
4526893      LUDLOW           VT     05149       LCO        8.625       7.750    $1,361.14      360       1-Nov-26
4527362      SHELBY TOWNSH    MI     48315       SFD        8.125       7.750    $1,219.93      360       1-Sep-26
4527563      NORTH MIAMI B    FL     33160       HCO        8.875       7.750      $127.30      360       1-Jul-26
4527584      RAMAPO           NY     10931       SFD        8.250       7.750    $1,652.79      360       1-Dec-26
4528113      MOUNT SINAI      NY     11766       SFD        8.500       7.750    $2,037.63      360       1-Nov-26
4528186      WAYNE            NJ     07470       LCO        8.875       7.750    $1,335.10      360       1-Oct-26
4528800      SPRING CITY      PA     19475       SFD        8.125       7.750    $1,916.39      360       1-Nov-26
4529132      COPPELL          TX     75040       SFD        9.250       7.750    $1,151.75      360       1-Jun-26
4529768      LAS VEGAS        NV     89117       SFD        8.500       7.750      $743.54      360       1-Oct-26
4531008      BOWIE            MD     20721       SFD        8.625       7.750    $1,984.15      360       1-Nov-26
4531544      MASSAPEQUA PA    NY     11762       SFD        8.500       7.750    $1,125.69      360       1-Sep-26
4531704      WEST ORANGE      NJ     07052       SFD        8.250       7.750    $1,833.10      360       1-Nov-26
4531760      MOUNTAIN VIEW    CA     94041       SFD        8.875       7.750    $2,505.89      360       1-Nov-26
4532903      ARLINGTON        TX     76017       SFD        8.750       7.750      $487.75      360       1-Jul-26
4532925      QUINCY           MA     02169       SFD        8.875       7.750    $2,386.94      360       1-Oct-26
4532958      BASKING RIDGE    NJ     07920       LCO        8.500       7.750    $1,751.97      360       1-Nov-26
4533565      DIX HILLS        NY     11746       SFD        8.500       7.750    $2,614.31      360       1-Nov-26
4533844      ANNANDALE        NJ     08801       SFD        8.375       7.750    $2,091.72      360       1-Nov-26
4533942      HUNTINGTON       NY     11743       THS        8.125       7.750    $1,389.96      360       1-Nov-26
4534399      FULTON           MD     20759       SFD        8.875       7.750    $2,368.63      360       1-Sep-26
4534565      FAIR OAKS        CA     95628       SFD        8.500       7.750      $676.64      360       1-Apr-26
4534956      PHOENIXVILLE     PA     19460       SFD        8.250       7.750    $1,765.48      360       1-Nov-26
4535214      BETHESDA         MD     20814       SFD        8.750       7.750    $2,139.83      360       1-Oct-26
4535411      MOUNT VERNON     NY     10552       SFD        8.375       7.750    $1,757.29      360       1-Nov-26
4535521      TUCSON           AZ     85712       SFD        9.125       7.750      $585.01      360       1-Sep-26
4535552      EAST HAMPTON     NY     11937       SFD        8.875       7.750    $3,132.86      360       1-Nov-26
4535827      LEONIA           NJ     07605       SFD        8.500       7.750    $1,753.13      360       1-Nov-26
4535950      LONG BEACH TW    NJ     08008       SFD        8.750       7.750    $1,966.75      360       1-Oct-26
4535986      EAST BRADFORD    PA     19380       SFD        9.000       7.750    $2,331.80      360       1-Oct-26
4536304      ROOSEVELT        NY     11575       SFD        9.500       7.750      $630.64      360       1-Oct-26
4536422      EAST ISLIP       NY     11730       SFD        8.500       7.750    $1,191.82      360       1-Oct-26
4536620      YONKERS          NY     10707       SFD        8.625       7.750    $1,958.09      360       1-Nov-26
4536647      PHILLIPSBURG     NJ     08865       SFD        8.750       7.750    $1,826.72      360       1-Sep-26
4536653      WOODSTOCK        GA     30188       SFD        9.125       7.750      $758.31      360       1-Sep-26
4536816      NEW ORLEANS      LA     70115       SFD        8.875       7.750    $2,151.42      360       1-Oct-26
4536838      SEDONA           AZ     86351       SFD        8.875       7.750    $3,182.58      360       1-Oct-26
4536899      ISSAQUAH         WA     98027       SFD        8.875       7.750    $2,270.37      360       1-Oct-26
4536926      PARK RIDGE       NJ     07656       SFD        8.875       7.750    $3,316.25      360       1-Oct-26
4537174      ST PAUL          MN     55102       SFD        8.250       7.750    $4,000.50      360       1-Oct-26
4537299      OTTSVILLE        PA     18942       SFD        8.000       7.730    $1,731.69      360       1-Oct-26
4537319      ROGERS           AR     72756       SFD        8.500       7.750    $1,860.77      360       1-Aug-26
4537331      MERRICK          NY     11566       SFD        8.625       7.750    $2,115.59      360       1-Sep-26
4537364      GREAT NECK       NY     11023       SFD        8.000       7.730    $2,127.92      360       1-Sep-26
4537389      HOLDEN BEACH     NC     28462       SFD        8.000       7.730    $2,443.44      360       1-Sep-26
4537396      VIENNA           VA     22182       SFD        8.250       7.750    $2,501.34      360       1-Oct-26
4537596      IRVINE           CA     92720       SFD        8.625       7.750    $2,022.25      360       1-Aug-26
4537747      EAST BRUNSWIC    NJ     08816       THS        8.875       7.750    $1,050.26      360       1-Nov-26
4537762      SCOTTSDALE       AZ     85255       SFD        8.375       7.750    $2,849.52      360       1-Sep-26
4537767      SALT LAKE CIT    UT     84109       SFD        8.375       7.750    $1,900.19      360       1-Oct-26
4537776      SAN JOSE         CA     95124       SFD        8.500       7.750    $2,152.66      360       1-Aug-26
4537791      LINCOLN PARK     NJ     07035       LCO        8.875       7.750      $580.83      360       1-Nov-26
4537809      PALMDALE         CA     93551       SFD        8.375       7.750    $1,730.68      360       1-Aug-26
4537832      LINCOLN          MA     01773       SFD        8.250       7.750    $4,687.91      360       1-Jul-26
4537862      EASTON           MA     02334       SFD        8.000       7.730    $2,436.10      360       1-Sep-26
4537865      SANTA ROSA       CA     95409       SFD        8.625       7.750    $2,146.70      360       1-Jul-26
4537868      LOS OLIVOS       CA     93441       SFD        8.375       7.750    $1,757.29      360       1-Aug-26
4537878      ENGLEWOOD        CO     80111       SFD        8.500       7.750    $2,478.90      360       1-Sep-26
4537956      ARLINGTON        VA     22209       LCO        8.250       7.750    $2,055.47      360       1-Sep-26
4537961      ASHBURN          VA     22011       SFD        8.250       7.750    $1,890.56      360       1-Sep-26
4537962      EAST HILLS       NY     11577       SFD        8.250       7.750    $2,404.06      360       1-Oct-26
4537968      WASHINGTON       DC     20007       LCO        8.750       7.750    $2,360.10      360       1-Sep-26
4538085      SAG HARBOR       NY     11963       SFD        9.000       7.750    $1,488.56      360       1-Nov-26
4538100      WESTON           MA     02193       SFD        7.875       7.605    $2,574.00      360       1-Oct-26
4538210      SAN JOSE         CA     95120       SFD        8.125       7.750    $2,004.75      360       1-Nov-26
4538240      IRVINE           CA     92720       SFD        8.125       7.750    $2,524.49      360       1-Sep-26
4538269      LAKE OSWEGO      OR     97035       SFD        8.750       7.750    $2,074.14      360       1-Aug-26
4538270      VANCOUVER        WA     98684       SFD        8.750       7.750    $2,714.12      360       1-Aug-26
4538302      UNIVERSITY PA    TX     75205       SFD        8.125       7.750    $2,450.24      360       1-Sep-26
4538315      KINGSTON         OH     45644       SFD        8.750       7.750    $2,360.11      360       1-Oct-26
4538368      ROCKFORD         IL     61103       SFD        8.750       7.750    $3,697.50      360       1-Oct-26
4538374      TUCSON           AZ     85718       SFD        8.250       7.750    $1,855.63      360       1-Oct-26
4538419      NASHVILLE        TN     37205       SFD        8.250       7.750    $2,394.67      360       1-Oct-26
4538461      CANTON           NC     28716       SFD        8.875       7.750      $486.94      360       1-Sep-26
4538464      HANOVER          MA     02339       SFD        8.500       7.750    $1,831.55      360       1-Oct-26
4538475      NASHVILLE        TN     37205       SFD        8.250       7.750    $2,223.75      360       1-Oct-26
4538483      ASHBURN          VA     22011       SFD        7.750       7.480    $1,676.41      360       1-Nov-26
4538516      BRENTWOOD        CA     94513       SFD        8.875       7.750    $1,975.99      360       1-Nov-26
4538520      IOWA CITY        IA     52240       SFD        8.250       7.750    $2,854.81      360       1-Oct-26
4538565      PATERSON         NJ     07514       SFD        9.125       7.750      $488.18      360       1-Nov-26
4538579      VENTOR           NJ     08406       SFD        8.750       7.750      $649.03      360       1-Nov-26
4538639      ALTADENA         CA     91001       SFD        8.250       7.750    $2,103.55      360       1-Aug-26
4538659      SEAL BEACH       CA     90743       SFD        8.750       7.750    $1,947.08      360       1-Oct-26
4538759      EAST HAMPTON     NY     11937       SFD        8.750       7.750    $1,941.58      360       1-Oct-26
4538798      MANHASSET        NY     11030       SFD        8.125       7.750    $2,338.87      360       1-Nov-26
4538803      GARDEN CITY      NY     11530       SFD        8.500       7.750    $3,075.66      360       1-Oct-26
4538828      MASSAPEQUA PA    NY     11762       SFD        9.250       7.750    $1,118.84      360       1-Oct-26
4538861      HOLMDEL          NJ     07733       SFD        7.750       7.480    $2,256.70      360       1-Nov-26
4539009      SYOSSET          NY     11791       SFD        7.875       7.605    $1,812.67      360       1-Oct-26
4539044      ARLINGTON        TX     76019       SFD        9.000       7.750      $748.71      360       1-Sep-26
4539045      GRANTS PASS      OR     97526       SFD        8.250       7.750    $2,337.95      360       1-Oct-26
4539050      CLAYTON          MO     63105       SFD        8.625       7.750    $1,904.03      360       1-Nov-26
4539075      SAN CLEMENTE     CA     92673       SFD        8.375       7.750    $2,396.51      360       1-Oct-26
4539085      MARSHFIELD       MA     02050       SFD        8.125       7.750    $1,728.17      360       1-Sep-26
4539094      MIAMI            FL     33193       PUD        8.125       7.750      $557.99      360       1-Sep-26
4539120      OGDEN            UT     84403       SFD        8.250       7.750    $1,803.04      360       1-Sep-26
4539144      SCOTTSDALE       AZ     85268       SFD        8.000       7.730    $1,816.07      360       1-Sep-26
4539238      HIGHLAND PARK    TX     75205       SFD        8.375       7.750    $2,462.64      360       1-Oct-26
4539240      HIGHLAND         CA     92346       SFD        8.250       7.750      $450.76      360       1-Sep-26
4539283      TULSA            OK     74137       SFD        8.000       7.730    $1,733.52      360       1-Oct-26
4539310      ALPHARETTA       GA     30202       SFD        8.500       7.750    $1,879.23      360       1-Oct-26
4539352      SOUTHLAKE        TX     76092       SFD        8.375       7.750    $1,966.69      360       1-Sep-26
4539354      NORTH SALT LA    UT     84054       SFD        8.125       7.750    $1,893.37      360       1-Oct-26
4539374      WEST BLOOMFIE    MI     48322       LCO        8.750       7.750    $2,552.06      360       1-Oct-26
4539394      FT LAUDERDALE    FL     33308       SFD        8.500       7.750    $2,960.32      360       1-Oct-26
4539427      FRANKLIN         TN     37067       SFD        8.500       7.750    $1,782.20      360       1-Oct-26
4539480      NEWTOWN          PA     18940       SFD        8.125       7.750    $2,969.99      360       1-Oct-26
4539482      SCOTTSDALE       AZ     85255       SFD        8.500       7.750    $1,904.98      360       1-Oct-26
4539486      BROOKFIELD       CT     06804       SFD        8.375       7.750    $2,128.21      360       1-Oct-26
4539493      NISSWA           MN     56468       SFD        8.750       7.750    $2,753.45      360       1-Sep-26
4539530      WAYNE            NJ     07470       SFD        8.250       7.750    $2,044.96      240       1-Nov-16
4539534      TULSA            OK     74114       SFD        8.250       7.750    $2,253.80      360       1-Sep-26
4539542      MEDFIELD         MA     02052       SFD        8.000       7.730    $2,318.70      360       1-Oct-26
4539552      LOS GATOS        CA     95030       SFD        8.000       7.730    $3,005.50      360       1-Sep-26
4539599      PHOENIX          AZ     85018       SFD        8.375       7.750    $4,526.23      360       1-Sep-26
4539605      NEW YORK CITY    NY     10022       HCO        9.375       7.750    $1,364.07      360       1-Oct-26
4539615      BRIARCLIFF MA    NY     10510       SFD        8.375       7.750    $1,749.69      360       1-Oct-26
4539617      SAINT JAMES      NY     11780       SFD        8.875       7.750    $1,104.36      360       1-Nov-26
4539632      PLYMOUTH         MN     55442       SFD        8.500       7.750    $2,034.55      360       1-Sep-26
4539653      REISERSTOWN      MD     21136       SFD        8.750       7.750    $1,180.06      360       1-Oct-26
4539664      FIRE ISLAND P    NY     11782       SFD        8.875       7.750    $1,989.11      360       1-Oct-26
4539796      MEMPHIS          TN     38133       SFD        8.250       7.750    $1,724.16      360       1-Oct-26
4539814      MESA             AZ     85204       SFD        7.750       7.480    $1,678.91      360       1-Oct-26
4539838      BAKERSFIELD      CA     93311       SFD        8.000       7.730    $2,054.54      360       1-Oct-26
4539850      FLORENCE         OR     97439       SFD        8.625       7.750    $2,290.60      360       1-Nov-26
4539852      FORT WORTH       TX     76109       SFD        8.375       7.750    $2,105.40      360       1-Oct-26
4539854      WILLOW PARK      TX     76087       SFD        8.375       7.750    $2,189.01      360       1-Nov-26
4539902      NORTH TARRYTO    NY     10591       SFD        8.250       7.750    $2,103.55      360       1-Nov-26
4539905      RAMSEY           NJ     07446       SFD        8.625       7.750    $1,866.70      360       1-Oct-26
4539931      LAFAYETTE        IN     47905       SFD        8.375       7.750    $2,608.57      360       1-Oct-26
4539950      MAHWAH           NJ     07430       SFD        8.500       7.750    $1,591.65      360       1-Nov-26
4539973      SOUTHLAKE        TX     76092       SFD        8.375       7.750    $2,263.12      360       1-Oct-26
4540030      COLLEYVILLE      TX     76034       SFD        8.250       7.750    $2,103.55      360       1-Nov-26
4540059      MANHASSET HIL    NY     11040       SFD        8.000       7.730    $2,384.73      360       1-Nov-26
4540078      COLORADO SPRI    CO     80908       SFD        8.500       7.750    $2,450.92      360       1-Oct-26
4540089      ANN ARBOR        MI     48103       SFD        8.000       7.730    $2,421.43      360       1-Oct-26
4540130      WILTON           CT     06897       SFD        8.125       7.750    $2,375.99      360       1-Nov-26
4540161      SHICKSHINNY L    PA     18655       SFD        8.500       7.750      $645.89      360       1-Nov-26
4540200      NORTHVILLE       MI     48167       SFD        9.250       7.750    $2,106.05      360       1-Oct-26
4540255      SHAKOPEE         MN     55379       SFD        8.375       7.750    $1,736.01      360       1-Nov-26
4540257      HIGHLANDS RAN    CO     80126       SFD        7.875       7.605    $1,884.09      360       1-Oct-26
4540277      HOUSTON          TX     77005       SFD        8.250       7.750    $2,065.99      360       1-Sep-26
4540281      WESTFORD         MA     01886       LCO        7.875       7.605    $1,670.56      360       1-Oct-26
4540291      NORTH BABYLON    NY     11703       SFD        8.500       7.750      $848.88      360       1-Sep-26
4540300      ATLANTA          GA     30331       SFD        8.375       7.750    $2,018.00      360       1-Sep-26
4540372      IRVINE           CA     92620       SFD        8.125       7.750    $1,711.83      360       1-Sep-26
4540378      PHOENIX          AZ     85044       SFD        8.125       7.750    $1,838.42      360       1-Nov-26
4540424      BEND             OR     97701       SFD        8.375       7.750    $1,099.82      360       1-Nov-26
4540448      FLOWER MOUND     TX     75028       SFD        8.250       7.750    $3,125.27      360       1-Oct-26
4540487      MASSAPEQUA PA    NY     11762       SFD        9.250       7.750      $246.80      360       1-Oct-26
4540501      MURRAY           UT     84107       SFD        8.375       7.750    $1,991.39      360       1-Sep-26
4540568      VENTURA          CA     93003       SFD        8.875       7.750    $2,030.49      360       1-Oct-26
4540571      SEVERNA PARK     MD     21146       SFD        8.000       7.730    $2,641.55      360       1-Oct-26
4540572      BROOKLINE        MA     02146       SFD        8.250       7.750    $4,131.97      360       1-Oct-26
4540576      SCOTTSDALE       AZ     85331       SFD        8.375       7.750    $2,257.41      360       1-Oct-26
4540581      RICHARDSON       TX     75082       SFD        9.000       7.750      $965.55      360       1-Nov-26
4540595      GLENCOE          AL     35905       SFD        8.250       7.750    $1,923.25      360       1-Oct-26
4540598      WAYNE            NJ     07470       SFD        8.625       7.750    $2,527.82      360       1-Nov-26
4540608      PEWEE VALLEY     KY     40056       SFD        8.625       7.750    $1,827.03      360       1-Nov-26
4540655      CENTRAL POINT    OR     97502       SFD        8.875       7.750    $4,447.66      360       1-Oct-26
4540664      TORRANCE         CA     90503       SFD        7.875       7.605    $2,182.46      360       1-Nov-26
4540700      DIAMOND BAR      CA     91765       SFD        9.250       7.750    $1,419.12      360       1-Oct-26
4540706      SAN JOSE         CA     95131       LCO        8.625       7.750      $795.68      360       1-Oct-26
4540708      ROSLYN HEIGHT    NY     11577       SFD        8.500       7.750    $1,576.27      360       1-Nov-26
4540732      VOORHEES         NJ     08043       SFD        8.750       7.750    $1,510.47      360       1-Dec-26
4540782      COLTS NECK       NJ     07722       SFD        7.750       7.480    $2,328.34      360       1-Sep-26
4540787      NEW BRAUNFELS    TX     78132       SFD        8.375       7.750    $1,983.03      360       1-Sep-26
4540813      ATLANTA          GA     30329       SFD        8.375       7.750    $2,223.22      360       1-Oct-26
4540857      NEWTON           MA     02158       SFD        8.000       7.730    $2,237.99      360       1-Oct-26
4540860      SAN MARCOS       TX     78666       SFD        8.875       7.750      $526.72      360       1-Oct-26
4540874      SHREVEPORT       LA     71106       SFD        8.250       7.750    $2,298.88      360       1-Oct-26
4540917      MINNEAPOLIS      MN     55405       SFD        8.500       7.750    $1,967.27      360       1-Oct-26
4540918      SYOSSET          NY     11791       SFD        8.250       7.750      $939.09      360       1-Nov-26
4540927      SAN BRUNO        CA     94066       SFD        8.125       7.750    $2,079.00      360       1-Nov-26
4540959      SHELBY           MI     48316       SFD        8.625       7.750    $2,100.04      360       1-Sep-26
4540970      LOVELAND         CO     80538       SFD        8.375       7.750    $1,900.19      360       1-Sep-26
4541032      TEANECK          NJ     07666       SFD        8.750       7.750    $1,290.19      360       1-Nov-26
4541046      JUPITER          FL     33478       SFD        8.250       7.750      $665.47      360       1-Oct-26
4541077      NIWOT            CO     80503       SFD        9.000       7.750    $2,759.86      360       1-Oct-26
4541195      GEORGETOWN       TX     78628       SFD        8.500       7.750    $1,825.02      360       1-Sep-26
4541204      SECAUCUS         NJ     07094       SFD        8.875       7.750    $1,193.47      360       1-Nov-26
4541210      SPRING LAKE      NJ     07762       SFD        8.375       7.750    $3,040.29      360       1-Oct-26
4541294      PUTNAM VALLEY    NY     10579       SFD        8.750       7.750    $1,460.12      360       1-Oct-26
4541321      MANASSAS         VA     22110       SFD        8.500       7.750    $2,005.33      360       1-Oct-26
4541333      MONTCLAIR        NJ     07042       SFD        8.875       7.750    $1,018.43      360       1-Oct-26
4541458      LAKELAND         TN     38002       SFD        8.500       7.750    $1,810.03      360       1-Oct-26
4541508      UNION CITY       CA     94587       SFD        8.000       7.730    $1,881.74      360       1-Nov-26
4541522      RIVERDALE        NY     10471       SFD        8.375       7.750    $2,660.26      360       1-Oct-26
4541538      BILLERICA        MA     01821       SFD        8.375       7.750    $1,319.49      360       1-Oct-26
4541610      GREAT FALLS      VA     22066       SFD        8.500       7.750    $2,283.67      360       1-Sep-26
4541621      MIAMI            FL     33156       SFD        8.875       7.750    $2,398.86      360       1-Oct-26
4541641      DALLAS           TX     75229       SFD        8.750       7.750    $2,127.63      360       1-Oct-26
4541645      BOULDER          CO     80302       SFD        8.500       7.750    $3,936.84      360       1-Nov-26
4541721      LOS ANGELES      CA     91104       SFD        8.000       7.730    $2,509.47      360       1-Oct-26
4541758      LOS ANGELES      CA     90049       LCO        8.500       7.750    $1,107.24      360       1-Nov-26
4541767      GARDEN CITY      NY     11530       SFD        9.125       7.750    $2,213.09      360       1-Nov-26
4541774      PARADISE VALL    AZ     85253       SFD        8.750       7.750    $3,146.81      360       1-Oct-26
4541848      GARDEN CITY      NY     11530       SFD        8.000       7.730    $2,201.30      360       1-Dec-26
4541851      LA HABRA HEIG    CA     90631       SFD        8.750       7.750    $2,438.78      360       1-Oct-26
4541857      COLORADO SPRI    CO     80906       SFD        8.250       7.750    $1,765.48      360       1-Oct-26
4541874      RENO             NV     89506       SFD        9.250       7.750      $920.57      360       1-Oct-26
4541898      HIGHLANDS RAN    CO     80126       SFD        8.250       7.750    $1,742.94      360       1-Nov-26
4541925      FALLSTON         MD     21047       SFD        8.500       7.750    $2,076.07      360       1-Oct-26
4541948      BEECH MOUNTAI    NC     28604       SFD        8.750       7.750      $677.35      360       1-Nov-26
4541979      MACON            GA     31220       SFD        8.875       7.750    $3,182.58      360       1-Oct-26
4541985      SCOTTS VALLEY    CA     95066       SFD        8.500       7.750    $2,337.50      360       1-Oct-26
4542002      CAMPBELL         CA     95008       SFD        8.500       7.750    $2,395.94      360       1-Oct-26
4542027      CUMMING          GA     30130       SFD        8.750       7.750    $1,844.03      360       1-Nov-26
4542037      LIVERMORE        CA     94550       SFD        8.500       7.750    $2,654.29      360       1-Oct-26
4542063      BELMONT          CA     94002       SFD        8.250       7.750    $1,923.24      360       1-Oct-26
4542072      EUGENE           OR     97405       SFD        8.500       7.750    $1,974.57      360       1-Oct-26
4542089      RENO             NV     89511       SFD        8.750       7.750    $2,053.29      360       1-Sep-26
4542119      BAKERSFIELD      CA     93312       SFD        7.875       7.605    $1,658.96      360       1-Sep-26
4542120      HIGHLAND         MD     20777       SFD        8.500       7.750    $1,893.45      360       1-Oct-26
4542130      PORTLAND         OR     97219       SFD        8.750       7.750    $3,033.52      360       1-Oct-26
4542152      OLD SAYBROOK     CT     06475       SFD        8.125       7.750    $4,826.24      360       1-Oct-26
4542162      YONKERS          NY     10710       SFD        8.500       7.750    $1,730.06      360       1-Dec-26
4542173      ROLLING HILLS    CA     90274       SFD        8.500       7.750    $2,076.07      360       1-Nov-26
4542221      FORT COLLINS     CO     80524       SFD        8.375       7.750    $2,850.28      360       1-Nov-26
4542239      ALPHARETTA       GA     30202       SFD        8.625       7.750    $2,294.48      360       1-Oct-26
4542240      SAN JOSE         CA     95136       SFD        9.125       7.750    $2,048.33      360       1-Dec-26
4542286      CAMAS            WA     98607       SFD        8.750       7.750    $3,920.53      360       1-Nov-26
4542307      SAN FRANCISCO    CA     94127       SFD        9.000       7.750      $442.54      360       1-Oct-26
4542322      EL DORADO HIL    CA     95762       SFD        8.250       7.750    $2,159.14      360       1-Oct-26
4542343      DALLAS           TX     75225       SFD        8.375       7.750    $2,107.31      360       1-Oct-26
4542377      MURFREESBORO     TN     37127       SFD        8.625       7.750    $1,462.25      360       1-Nov-26
4542388      MONROE           NY     10950       SFD        8.500       7.750    $1,591.66      360       1-Oct-26
4542398      SHREVEPORT       LA     71106       SFD        8.500       7.750    $2,020.70      360       1-Oct-26
4542401      BAYVILLE         NJ     08721       SFD        9.500       7.750    $1,038.46      360       1-Oct-26
4542452      BEEKMAN          NY     12533       SFD        8.750       7.750      $912.58      360       1-Nov-26
4542473      LONG BEACH       NY     11561       SFD        8.500       7.750    $1,476.32      360       1-Nov-26
4542614      BELLEVUE         WA     98006       SFD        8.500       7.750    $2,306.74      360       1-Oct-26
4542640      CALIFON          NJ     07830       SFD        8.500       7.750    $2,306.75      360       1-Nov-26
4542667      FULLERTON        CA     92853       SFD        8.750       7.750    $2,006.09      360       1-Oct-26
4542704      ALEXANDRIA       VA     22309       SFD        9.000       7.750    $1,873.16      360       1-Oct-26
4542719      LAKE ALMANOR     CA     96137       SFD        9.375       7.750    $3,240.50      360       1-Oct-26
4542755      ENGLEWOOD        CO     80111       SFD        9.375       7.750    $1,386.95      360       1-Nov-26
4542757      PLACERVILLE      CA     95667       SFD        8.625       7.750    $1,950.32      355       1-Feb-26
4542765      WEST ORANGE      NJ     07052       SFD        8.750       7.750      $590.03      360       1-Nov-26
4542767      ALEXANDRIA       VA     22314       PUD        8.500       7.750    $1,999.18      360       1-Oct-26
4542810      PORT JEFFERSO    NY     11777       LCO        8.625       7.750      $775.46      360       1-Nov-26
4542840      SPRINGFIELD      IL     62704       SFD        9.125       7.750      $465.40      360       1-Nov-26
4542844      DIX HILLS        NY     11746       SFD        8.750       7.750    $2,989.47      360       1-Dec-26
4542855      ANN ARBOR        MI     48104       SFD        8.375       7.750    $2,044.60      360       1-Nov-26
4542887      MERRICK          NY     11566       SFD        9.250       7.750    $1,026.70      360       1-Oct-26
4542904      ACWORTH          GA     30101       SFD        9.250       7.750      $979.81      360       1-Nov-26
4542907      LEWISVILLE       TX     75067       SFD        8.500       7.750      $627.44      360       1-Oct-26
4542911      UNIVERSITY PA    TX     75225       SFD        8.250       7.750    $2,566.33      360       1-Oct-26
4542950      FAIRFAX STATI    VA     22039       SFD        8.750       7.750    $2,271.21      360       1-Nov-26
4542955      EUGENE           OR     97401       SFD        8.250       7.750    $1,797.03      360       1-Nov-26
4542962      PEMBROKE PINE    FL     33027       SFD        8.750       7.750    $1,888.08      360       1-Oct-26
4542977      PORT LAVACA      TX     77979       SFD        8.875       7.750    $1,991.70      360       1-Oct-26
4543056      BOUNTIFUL        UT     84010       SFD        8.500       7.750    $2,102.98      360       1-Oct-26
4543058      DALLAS           TX     75287       SFD        8.375       7.750    $2,078.02      240       1-Oct-16
4543067      SOUTH MERRICK    NY     11566       SFD        8.750       7.750    $1,809.41      360       1-Dec-26
4543103      NEW ROCHELLE     NY     10801       SFD        8.625       7.750    $1,045.35      360       1-Nov-26
4543114      HAMPTON BAYS     NY     11946       SFD        8.750       7.750      $799.29      360       1-Nov-26
4543122      HOWARD BEACH     NY     11414       SFD        8.875       7.750    $2,198.37      360       1-Oct-26
4543138      WADING RIVER     NY     11792       SFD        8.375       7.750    $1,140.11      360       1-Oct-26
4543183      DANVILLE         CA     94526       SFD        8.375       7.750    $2,166.21      360       1-Nov-26
4543212      DANVILLE         CA     94526       SFD        8.250       7.750    $3,115.13      360       1-Nov-26
4543223      ROCHESTER HIL    MI     48306       SFD        9.000       7.750      $764.39      360       1-Nov-26
4543237      HUNTINGTON       NY     11743       SFD        8.875       7.750    $1,814.08      360       1-Nov-26
4543269      DIX HILLS        NY     11746       SFD        8.250       7.750    $2,163.65      360       1-Dec-26
4543296      SETAUKET         NY     11733       SFD        9.000       7.750    $2,040.53      360       1-Nov-26
4543301      HUNTINGTON       NY     11743       SFD        8.750       7.750    $2,187.82      360       1-Nov-26
4543365      LAUREL           MT     59044       SFD        7.625       7.355      $452.99      360       1-Nov-26
4543374      GROSSE POINTE    MI     48230       SFD        9.250       7.750    $2,356.97      360       1-Oct-26
4543415      SAN RAMON        CA     94583       SFD        8.500       7.750    $1,933.82      360       1-Sep-26
4543417      CLAYTON          CA     94517       SFD        8.375       7.750    $3,192.30      360       1-Oct-26
4543439      LA CRESCENTA     CA     91214       SFD        9.125       7.750    $1,951.50      360       1-Nov-26
4543448      LOOMIS           CA     95650       SFD        8.500       7.750    $2,275.99      360       1-Oct-26
4543467      SAN MATEO        CA     94401       SFD        8.375       7.750    $2,230.06      360       1-Nov-26
4543503      HAMPTON          VA     23669       SFD        8.250       7.750    $1,984.85      360       1-Oct-26
4543612      SAN JOSE         CA     95136       SFD        8.375       7.750    $1,963.27      360       1-Nov-26
4543618      EAST BRUNSWIC    NJ     08816       SFD        8.125       7.750    $2,060.43      360       1-Nov-26
4543707      PROSPER          TX     75078       SFD        8.375       7.750    $1,971.63      360       1-Nov-26
4543751      POTOMAC          MD     20854       SFD        8.375       7.750    $3,013.31      360       1-Oct-26
4543770      FAIRFIELD        CT     06430       SFD        8.500       7.750    $2,383.64      360       1-Nov-26
4543798      OLYMPIA          WA     98513       SFD        8.250       7.750    $1,734.67      354       1-Jun-25
4543836      WESTPORT         CT     06880       SFD        8.625       7.750    $2,737.82      360       1-Oct-26
4543854      LAFAYETTE        CA     94549       SFD        8.750       7.750    $1,938.43      360       1-Nov-26
4543864      COLLIERVILLE     TN     38017       SFD        8.375       7.750    $2,042.33      240       1-Nov-16
4543918      ALEXANDRIA       VA     22305       SFD        8.000       7.730    $1,951.82      360       1-Oct-26
4543926      LAGUNA NIGUEL    CA     92677       SFD        8.750       7.750    $2,084.76      360       1-Dec-26
4543935      DOVE CANYON      CA     92679       SFD        8.375       7.750    $2,979.49      360       1-Oct-26
4543938      PHOENIX          AZ     85024       SFD        8.250       7.750    $1,922.87      360       1-Nov-26
4543950      INDIAN RIVER     DE     19966       SFD        9.250       7.750      $546.50      360       1-Aug-26
4543960      BENSALEM         PA     19020       SFD        8.625       7.750      $525.01      360       1-Sep-26
4543968      SOUTH WINDSOR    CT     06074       SFD        8.250       7.750    $1,893.20      360       1-Nov-26
4543986      AUBURN           CA     95603       SFD        8.375       7.750    $1,976.19      360       1-Oct-26
4544028      WOODSTOCK        GA     30188       SFD        8.750       7.750      $547.55      360       1-Oct-26
4544038      MOUNT LAUREL     NJ     08054       LCO        9.250       7.750      $440.95      360       1-Aug-26
4544043      ADDISON          TX     75240       SFD        8.500       7.750    $1,937.66      360       1-Oct-26
4544097      ANDOVER          MA     01810       SFD        8.375       7.750    $2,541.69      360       1-Nov-26
4544118      DIX HILLS        NY     11746       SFD        8.250       7.750    $1,958.56      360       1-Dec-26
4544132      NANTUCKET        MA     02554       SFD        9.125       7.750    $2,483.62      360       1-Nov-26
4544202      HENDERSON        NV     89014       SFD        8.375       7.750    $1,778.57      360       1-Nov-26
4544206      RIVER FOREST     IL     60305       SFD        8.500       7.750    $2,268.30      360       1-Nov-26
4544224      DULUTH           GA     30136       SFD        8.500       7.750      $677.41      360       1-Nov-26
4544248      SCARSDALE        NY     10583       SFD        8.250       7.750    $1,765.48      360       1-Nov-26
4544267      ORANGEBURG       NY     10962       SFD        8.750       7.750    $1,150.55      360       1-Nov-26
4544314      BEND             OR     97701       SFD        8.375       7.750    $1,900.18      360       1-Nov-26
4544334      VALLEY VIEW      TX     76272       SFD        8.500       7.750    $2,306.74      360       1-Oct-26
4544359      HUNTINGTON BE    CA     92648       SFD        8.375       7.750    $3,511.92      360       1-Oct-26
4544461      LONG BEACH       CA     90808       SFD        8.750       7.750      $763.10      360       1-Nov-26
4544508      PHOENIX          AZ     85044       SFD        8.625       7.750    $1,928.92      360       1-Nov-26
4544563      KINGS PARK       NY     11754       SFD        8.250       7.750    $1,111.88      360       1-Dec-26
4544588      ANAHEIM          CA     92808       SFD        8.625       7.750    $3,025.61      360       1-Sep-26
4544589      MT. PLEASANT     SC     29464       SFD        8.750       7.750    $1,219.39      360       1-Oct-26
4544593      LEESBURG         VA     22075       SFD        8.500       7.750    $1,794.65      360       1-Sep-26
4544596      CARSON CITY      NV     89703       SFD        8.500       7.750    $2,060.69      360       1-Sep-26
4544599      SAN DIEGO        CA     92104       SFD        8.250       7.750    $2,224.51      360       1-Oct-26
4544611      SUFFOLK          VA     23435       SFD        8.000       7.730    $1,790.39      360       1-Sep-26
4544612      ALTADENA         CA     91001       SFD        8.625       7.750    $3,504.73      360       1-Nov-26
4544614      FAIRFAX STATI    VA     22039       SFD        8.125       7.750    $2,429.08      360       1-Sep-26
4544642      WATER MILL       NY     11976       SFD        8.375       7.750    $1,501.15      360       1-Nov-26
4544659      SANDY            UT     84093       SFD        8.625       7.750    $2,022.26      360       1-Oct-26
4544671      FENTON           MI     48430       SFD        9.125       7.750    $1,370.97      360       1-Nov-26
4544691      CARY             NC     27511       SFD        8.250       7.750    $1,785.01      360       1-Nov-26
4544758      GRESHAM          OR     97080       SFD        8.875       7.750    $2,005.03      360       1-Nov-26
4544759      FORT LAUDERDA    FL     33304       SFD        9.000       7.750      $949.46      360       1-Nov-26
4544762      SAN ANTONIO      TX     78258       SFD        8.500       7.750    $2,237.54      360       1-Nov-26
4544767      RIDGEFIELD       CT     06877       SFD        8.000       7.730    $1,849.09      360       1-Nov-26
4544773      RENO             NV     89509       SFD        8.375       7.750    $3,904.88      360       1-Oct-26
4544779      SAN RAMON        CA     94583       SFD        8.625       7.750    $2,294.48      360       1-Sep-26
4544811      CARSON CITY      NV     89703       SFD        8.875       7.750    $2,019.35      360       1-Sep-26
4544846      SAN DIEGO        CA     92121       SFD        8.500       7.750    $1,771.58      360       1-Oct-26
4544860      SAN JOSE         CA     95138       SFD        8.125       7.750    $3,044.24      360       1-Sep-26
4544868      FEDERAL WAY      WA     98023       SFD        7.625       7.355    $1,797.80      360       1-Sep-26
4544874      DALLAS           TX     75229       SFD        8.500       7.750    $2,475.91      360       1-Nov-26
4544876      SAN JOSE         CA     95124       SFD        8.375       7.750    $1,826.46      360       1-Sep-26
4544892      COLLEYVILLE      TX     76034       SFD        8.750       7.750    $1,822.40      360       1-Sep-26
4544899      TUCSON           AZ     85749       SFD        8.625       7.750    $2,208.93      360       1-Sep-26
4544900      LAKE ARROWHEA    CA     92352       SFD        8.500       7.750    $2,191.41      360       1-Sep-26
4544902      EAST HAMPTON     NY     11937       SFD        8.625       7.750      $964.46      360       1-Dec-26
4544906      SAN DIEGO        CA     92128       SFD        7.875       7.605    $1,792.38      360       1-Sep-26
4544933      PARACHUTE        CO     81635       SFD        8.500       7.750    $1,791.57      360       1-Oct-26
4544942      VENTURA          CA     93003       LCO        8.750       7.750      $708.03      360       1-Oct-26
4544945      CUPERTINO        CA     95014       SFD        8.750       7.750    $2,910.80      360       1-Oct-26
4544962      PALM BEACH       FL     33480       SFD        8.875       7.750    $3,182.58      360       1-Nov-26
4544973      OAKLAND          CA     94611       SFD        8.375       7.750    $1,812.78      360       1-Nov-26
4544974      SAN CLEMENTE     CA     92672       LCO        8.875       7.750    $1,933.42      360       1-Oct-26
4545001      BRECKENRIDGE     CO     80424       SFD        8.750       7.750    $1,219.39      360       1-Oct-26
4545075      CHESTER          VT     05143       SFD        8.500       7.750    $2,429.77      360       1-Dec-26
4545116      GLENBROOK        NV     89413       SFD        8.500       7.750    $3,783.06      360       1-Oct-26
4545120      CONIFER          CO     80433       SFD        8.500       7.750    $1,903.06      360       1-Oct-26
4545159      BLOOMINGTON      MI     48301       SFD        8.625       7.750    $2,450.04      360       1-Oct-26
4545162      SEVERNA PARK     MD     21146       SFD        8.250       7.750    $2,389.03      360       1-Oct-26
4545182      WAYNE            NJ     07470       PUD        8.375       7.750      $767.68      360       1-Nov-26
4545197      KATONAH          NY     10536       SFD        8.625       7.750    $2,426.70      360       1-Nov-26
4545233      CORAM            NY     11727       SFD        8.375       7.750      $380.04      360       1-Dec-26
4545257      DALLAS           TX     75225       SFD        8.750       7.750    $1,812.56      360       1-Nov-26
4545266      SPARKS           NV     89436       SFD        8.750       7.750    $1,797.61      360       1-Nov-26
4545273      KENNESAW         GA     30144       SFD        8.750       7.750    $2,973.72      360       1-Nov-26
4545336      LYNDHURST        NJ     07071       SFD        8.875       7.750    $1,050.26      360       1-Oct-26
4545406      LAKE OSWEGO      OR     97034       SFD        8.500       7.750    $1,845.40      360       1-Oct-26
4545464      DUNKIRK          MD     20754       SFD        8.750       7.750    $2,135.11      360       1-Oct-26
4545466      WAYLAND          MA     01778       SFD        8.125       7.750    $1,900.80      360       1-Nov-26
4545506      PORTAGE          MI     49002       SFD        8.750       7.750    $2,802.63      360       1-Nov-26
4545534      ERIE             PA     16507       SFD        8.375       7.750    $3,372.83      360       1-Nov-26
4545567      DALLAS           TX     75252       SFD        8.500       7.750    $3,075.66      360       1-Nov-26
4545615      SPRING BRANCH    TX     78070       SFD        8.750       7.750    $3,146.80      360       1-Sep-26
4545658      GLEN COVE        NY     11542       PUD        8.250       7.750    $2,987.79      360       1-Nov-26
4545690      NAPLES           FL     34116       LCO        8.500       7.750      $372.77      360       1-Nov-26
4545708      FAIRFAX STATI    VA     22039       SFD        8.250       7.750    $2,239.15      360       1-Oct-26
4545716      BYFIELD          MA     01922       SFD        8.750       7.750    $1,974.89      353       1-Mar-26
4545787      ST. MARYS        GA     31558       SFD        8.000       7.730    $1,777.54      360       1-Nov-26
4545810      BETHLEHEM        CT     06751       SFD        8.500       7.750    $1,049.57      360       1-Dec-26
4545826      VANCOUVER        WA     98662       SFD        8.625       7.750    $1,088.91      360       1-Oct-26
4545899      GARDNERVILLE     NV     89410       SFD        8.875       7.750    $2,168.13      360       1-Nov-26
4545906      SMYRNA           GA     30080       LCO        9.000       7.750      $431.28      360       1-Oct-26
4545952      FT. LAUDERDAL    FL     33327       SFD        8.250       7.750    $2,047.20      360       1-Nov-26
4545969      DANVILLE         CA     94526       SFD        8.500       7.750    $1,845.40      360       1-Oct-26
4546023      CUMMING          GA     30131       SFD        8.500       7.750    $1,961.49      360       1-Nov-26
4546034      PALM DESERT      CA     92260       SFD        8.750       7.750    $3,870.57      360       1-Oct-26
4546049      MINEOLA          NY     11501       SFD        8.375       7.750    $1,444.14      360       1-Dec-26
4546067      GOLDEN           CO     80401       SFD        8.625       7.750    $1,502.69      360       1-Nov-26
4546098      STOW             OH     44224       SFD        8.750       7.750    $1,831.05      360       1-Nov-26
4546119      DARNESTOWN       MD     20874       SFD        8.250       7.750    $2,223.75      360       1-Nov-26
4546160      GILBERT          AZ     85234       SFD        8.875       7.750    $2,088.57      360       1-Oct-26
4546170      FREMONT          CA     94539       SFD        8.500       7.750    $3,836.88      360       1-Dec-26
4546202      EAST GRAND RA    MI     49506       SFD        8.375       7.750    $1,976.19      360       1-Nov-26
4546235      ATLANTA          GA     30309       SFD        8.625       7.750    $3,010.05      360       1-Oct-26
4546246      FORT LAUDERDA    FL     33308       SFD        8.875       7.750    $1,527.64      360       1-Nov-26
4546247      EAST HAMPTON     NY     11937       SFD        8.125       7.750    $5,568.73      360       1-Apr-26
4546254      YONKERS          NY     10103       SFD        8.875       7.750    $1,050.26      360       1-Nov-26
4546273      JERICHO          NY     11753       LCO        8.500       7.750    $2,337.50      360       1-Nov-26
4546288      PALO ALTO        CA     94306       SFD        8.375       7.750    $2,743.49      360       1-Dec-26
4546292      NEWFANE          VT     05303       SFD        8.375       7.750      $772.24      360       1-Nov-26
4546302      POTOMAC          MD     20854       SFD        8.250       7.750    $2,223.00      360       1-Dec-26
4546312      HUNTINGTON       NY     11743       SFD        8.375       7.750    $2,660.26      360       1-Nov-26
4546337      FULLERTON        CA     92633       SFD        8.500       7.750      $683.56      360       1-Nov-26
4546357      LAS VEGAS        NV     89129       SFD        9.000       7.750      $720.94      360       1-Nov-26
4546372      SHIRLEY          NY     11967       SFD        8.875       7.750      $954.78      360       1-Nov-26
4546465      SAGAPONACK       NY     11962       SFD        8.125       7.750    $1,707.75      360       1-Jun-26
4546582      BLAINE COUNTY    ID     83340       SFD        8.375       7.750    $2,014.19      360       1-Nov-26
4546608      SPANISH FORK     UT     84660       SFD        8.625       7.750      $840.01      360       1-Oct-26
4546690      ANNAPOLIS        MD     21403       SFD        8.750       7.750    $1,976.19      360       1-Oct-26
4546712      OAKLAND          CA     94611       SFD        8.500       7.750      $891.94      360       1-Dec-26
4546779      SAN JOSE         CA     95135       SFD        8.625       7.750    $2,221.37      360       1-Oct-26
4546783      WEST ORANGE      NJ     07052       SFD        8.000       7.730    $2,171.94      360       1-Dec-26
4546788      LOS GATOS        CA     95032       SFD        8.375       7.750    $1,987.59      360       1-Oct-26
4546794      SAN JOSE         CA     95125       SFD        8.375       7.750    $2,850.28      360       1-Oct-26
4546804      DOUGLASTON       NY     11363       SFD        8.750       7.750    $2,147.70      360       1-Dec-26
4546842      RALEIGH          NC     27615       SFD        8.500       7.750      $449.05      360       1-Nov-26
4546864      LITTLE ROCK      AR     72212       SFD        8.250       7.750    $3,245.47      360       1-Nov-26
4546957      SAN DIEGO        CA     92111       SFD        9.000       7.750      $724.16      360       1-Oct-26
4546963      PASADENA         CA     91106       SFD        8.125       7.750    $2,153.25      360       1-Nov-26
4546970      ROSELLE          IL     60172       SFD        8.500       7.750    $1,814.64      360       1-Nov-26
4546978      FREMONT          CA     94539       SFD        8.500       7.750    $2,257.53      360       1-Oct-26
4546981      SHAWNEE          KS     66216       SFD        8.750       7.750    $2,194.90      360       1-Oct-26
4546983      SEATTLE          WA     98199       SFD        8.250       7.750    $1,741.44      360       1-Oct-26
4547022      VALENCIA         CA     91354       SFD        7.875       7.605    $1,847.12      360       1-Oct-26
4547025      LA VERNE         CA     91750       SFD        8.500       7.750    $2,054.54      360       1-Oct-26
4547032      LOS ANGELES      CA     90068       SFD        8.750       7.750    $1,353.13      360       1-Nov-26
4547048      ASHLAND          MA     01721       SFD        8.875       7.750      $903.85      360       1-Nov-26
4547086      BETHESDA         MD     20814       SFD        8.375       7.750    $2,249.82      360       1-Dec-26
4547090      BOZEMAN          MT     59715       SFD        8.375       7.750    $3,587.55      360       1-Nov-26
4547093      BEAVERTON        OR     97007       SFD        8.250       7.750    $2,230.52      360       1-Nov-26
4547104      SKILLMAN         NJ     08558       SFD        8.000       7.730    $2,230.64      360       1-Nov-26
4547109      SANTA ROSA       CA     95405       SFD        8.375       7.750    $2,523.44      360       1-Oct-26
4547133      NANTUCKET        MA     02554       SFD        8.500       7.750    $3,460.12      360       1-Nov-26
4547149      WESTLAKE VILL    CA     91361       SFD        8.625       7.750    $2,061.15      360       1-Oct-26
4547182      NEW ALBANY       OH     43054       SFD        8.125       7.750    $3,637.13      360       1-Sep-26
4547191      WOODSTOCK        GA     30188       SFD        8.500       7.750    $2,186.79      360       1-Oct-26
4547216      MCLEAN           VA     22101       SFD        8.500       7.750    $2,891.12      360       1-Sep-26
4547217      BOISE            ID     83702       SFD        7.750       7.480    $2,258.13      360       1-Nov-26
4547245      SERVENA PARK     MD     21146       SFD        8.500       7.750    $2,270.22      360       1-Oct-26
4547247      MONKTON          MD     21111       SFD        8.875       7.750    $2,022.93      360       1-Oct-26
4547250      LUSBY            MD     20657       SFD        8.125       7.750    $1,841.40      360       1-Oct-26
4547256      OAKDALE          CA     95361       SFD        8.625       7.750    $2,240.03      360       1-Nov-26
4547261      ANAHEIM          CA     92807       SFD        8.750       7.750    $1,628.47      360       1-Nov-26
4547268      VESTAVIA HILL    AL     35243       SFD        8.000       7.730    $1,819.74      360       1-Nov-26
4547276      PLYMOUTH         MN     55441       SFD        8.000       7.730    $2,054.54      360       1-Nov-26
4547299      LARCHMONT        NY     10538       SFD        8.750       7.750    $1,447.53      360       1-Dec-26
4547345      KAYSVILLE        UT     84037       SFD        8.875       7.750    $2,527.77      360       1-Oct-26
4547358      FAIRFAX STATI    VA     22039       SFD        7.750       7.480    $2,154.97      360       1-Nov-26
4547360      SALINAS          CA     93907       SFD        8.250       7.750    $1,779.00      360       1-Dec-26
4547369      SAN ANTONIO      TX     78230       SFD        8.625       7.750    $2,202.70      360       1-Oct-26
4547372      KELLER           TX     76248       SFD        8.375       7.750    $2,322.78      360       1-Nov-26
4547419      MORRISON         CO     80465       SFD        8.125       7.750    $1,692.90      360       1-Dec-26
4547465      BRASELTON        GA     30517       SFD        7.875       7.605    $1,812.68      360       1-Nov-26
4547496      ATLANTA          GA     30305       LCO        8.500       7.750      $605.91      360       1-Nov-26
4547504      OLD GREENWICH    CT     06870       SFD        8.125       7.750    $1,759.72      360       1-Nov-26
4547520      POTOMAC          MD     20854       SFD        8.125       7.750    $1,782.00      360       1-Dec-26
4547521      WILMINGTON       NC     28403       SFD        7.750       7.480    $1,791.03      360       1-Dec-26
4547525      FAR ROCKAWAY     NY     11691       SFD        7.875       7.605    $2,073.70      360       1-Nov-26
4547541      MILL VALLEY      CA     94941       SFD        8.125       7.750    $4,195.11      360       1-Oct-26
4547545      LAS VEGAS        NV     89134       SFD        8.750       7.750    $1,789.35      360       1-Oct-26
4547579      TELLURIDE        CO     81435       LCO        8.500       7.750    $4,298.62      360       1-Nov-26
4547581      FAIRFAX STATI    VA     22039       SFD        7.875       7.605    $2,001.20      360       1-Oct-26
4547586      DUNKIRK          MD     20754       SFD        8.625       7.750    $1,984.15      360       1-Oct-26
4547589      MESA             AZ     85208       SFD        9.000       7.750      $752.32      360       1-Oct-26
4547607      HERNDON          VA     20171       SFD        8.125       7.750    $2,026.28      360       1-Oct-26
4547626      STATEN ISLAND    NY     10304       SFD        8.500       7.750    $3,383.22      360       1-Nov-26
4547627      SAN MATEO        CA     94403       SFD        8.250       7.750    $1,983.35      360       1-Nov-26
4547652      IRVING           TX     75038       SFD        8.125       7.750    $2,821.49      360       1-Nov-26
4547660      DANVILLE         CA     94506       SFD        8.000       7.730    $2,083.89      360       1-Dec-26
4547785      RAPID CITY       SD     57702       SFD        8.375       7.750    $1,824.17      360       1-Nov-26
4547808      JACKSON          NJ     08527       LCO        8.000       7.730      $422.65      360       1-Nov-26
4547829      BRIDGEHAMPTON    NY     11932       SFD        8.375       7.750      $729.67      360       1-Dec-26
4547836      APTOS            CA     95003       SFD        8.375       7.750    $1,854.58      360       1-Nov-26
4547870      MONTGOMERY       TX     77356       SFD        8.875       7.750      $528.31      360       1-Nov-26
4547878      MILPITAS         CA     95035       SFD        7.875       7.605    $2,679.14      360       1-Dec-26
4547890      CORONADO         CA     92118       SFD        8.500       7.750    $2,159.11      360       1-Nov-26
4547919      DAPHNE           AL     36526       SFD        8.125       7.750    $2,639.58      360       1-Nov-26
4547925      MINOT            ND     58701       SFD        8.125       7.750    $1,819.12      360       1-Nov-26
4547938      SANTA CRUZ       CA     95060       SFD        8.750       7.750    $2,360.10      360       1-Oct-26
4547944      CITRUS HEIGHT    CA     95610       SFD        9.000       7.750    $1,094.29      360       1-Oct-26
4547954      MOBILE           AL     36608       SFD        8.125       7.750    $2,138.39      360       1-Nov-26
4548037      ORLANDO          FL     32801       SFD        8.625       7.750      $505.57      360       1-Nov-26
4548155      SPRING LAKE H    NJ     07762       SFD        8.375       7.750    $1,900.19      360       1-Dec-26
4548197      CASTRO VALLEY    CA     94552       SFD        8.375       7.750    $2,219.41      360       1-Oct-26
4548210      COPPER MOUNTA    CO     80443       LCO        8.875       7.750      $716.08      360       1-Nov-26
4548255      PLACENTIA        CA     92870       SFD        8.250       7.750    $1,487.51      360       1-Nov-26
4548320      MIAMI            FL     33176       SFD        8.250       7.750    $2,126.08      360       1-Nov-26
4548350      LA CENTER        WA     98629       SFD        8.250       7.750    $1,947.35      354       1-Jun-25
4548397      DANBURY          CT     06810       SFD        8.625       7.750      $914.69      360       1-Dec-26
4548404      SHORELINE        WA     98177       SFD        8.250       7.750    $2,914.91      360       1-Dec-26
4548441      LEVITTOWN        NY     11756       SFD        8.500       7.750      $941.16      360       1-Dec-26
4548442      LIVERMORE        CA     94550       SFD        8.750       7.750    $2,048.57      360       1-Oct-26
4548536      LOOMIS           CA     95650       SFD        8.250       7.750    $3,672.20      360       1-Nov-26
4548551      MELVILLE         NY     11747       SFD        8.125       7.750    $1,856.25      360       1-Dec-26
4548633      EDISON           NJ     08820       SFD        8.750       7.750    $1,947.08      360       1-Nov-26
4548783      MISSION VIEJO    CA     92692       SFD        8.375       7.750    $1,805.94      360       1-Oct-26
4548788      SAN DIEGO        CA     92121       SFD        8.125       7.750    $1,787.94      360       1-Nov-26
4548791      LA VERNE         CA     91750       SFD        8.625       7.750    $2,555.43      360       1-Oct-26
4548794      GAINESVILLE      VA     22065       SFD        7.875       7.605    $1,805.07      360       1-Oct-26
4548816      EL DORADO HIL    CA     95762       SFD        8.375       7.750    $1,969.35      360       1-Oct-26
4548827      REDONDO BEACH    CA     90277       LCO        8.500       7.750    $1,833.86      360       1-Oct-26
4548835      LEESBURG         VA     20176       SFD        8.375       7.750    $2,222.46      360       1-Oct-26
4548860      MEMPHIS          TN     38111       SFD        8.250       7.750      $570.97      360       1-Dec-26
4549099      GAITHERSBURG     MD     20878       SFD        8.375       7.750    $2,524.20      360       1-Dec-26
4549128      FARMINGDALE      NY     11735       SFD        8.500       7.750      $292.19       360       1-Dec-26
4549131      NORTHBROOK       IL     60062       SFD        8.625       7.750    $3,814.29      360       1-Nov-26
4549164      SILVER SPRING    MD     20904       SFD        8.500       7.750    $1,764.66      360       1-Oct-26
4549169      CANYON LAKE      TX     78133       SFD        8.375       7.750    $1,732.97      360       1-Nov-26
4549276      WRIGHTSTOWN      PA     18940       SFD        8.000       7.730    $2,366.83      360       1-Nov-26
4549304      REHOBOTH BEAC    DE     19971       SFD        8.750       7.750    $2,032.84      360       1-Dec-26
4549327      SUNRIVER         OR     97707       SFD        8.625       7.750      $823.68      360       1-Nov-26
4549345      ENCINO           CA     91316       SFD        8.250       7.750    $3,756.34      360       1-Nov-26
4549385      LA VERNE         CA     91750       SFD        8.625       7.750    $1,952.26      360       1-Nov-26
4549395      VALENCIA         CA     91354       SFD        8.500       7.750    $1,867.70      360       1-Nov-26
4549404      SHAKOPEE         MN     55379       SFD        8.125       7.750    $1,865.16      360       1-Dec-26
4549408      SAN BRUNO        CA     94066       SFD        8.875       7.750    $1,861.81      360       1-Nov-26
4549410      ABIQUIU          NM     87510       SFD        8.500       7.750    $1,768.50      360       1-Oct-26
4549416      LEESBURG         VA     20175       SFD        8.000       7.730    $2,053.81      360       1-Nov-26
4549495      SAN JOSE         CA     95119       LCO        7.875       7.605      $725.07      360       1-Nov-26
4549591      SAN CLEMENTE     CA     92672       SFD        8.625       7.750    $1,853.63      360       1-Nov-26
4549644      NORTHRIDGE       CA     91326       SFD        8.125       7.750    $1,881.49      360       1-Nov-26
4549654      GLENN DALE       MD     20769       SFD        8.250       7.750    $1,718.90      360       1-Nov-26
4549656      HERNDON          VA     20170       SFD        8.000       7.730    $1,882.11      360       1-Nov-26
4549750      VALENCIA         CA     91354       SFD        8.250       7.750    $1,866.15      360       1-Nov-26
4549861      SEATTLE          WA     98136       SFD        8.125       7.750    $1,819.12      360       1-Nov-26
4549889      FLUSHING         NY     11367       THS        8.625       7.750    $1,907.53      360       1-Dec-26
4549923      NAPERVILLE       IL     60565       SFD        8.750       7.750    $1,095.09      360       1-Nov-26
4549933      PASADENA         CA     91105       SFD        7.875       7.605    $3,770.37      360       1-Nov-26
4549949      MARINA           CA     93933       SFD        7.875       7.605    $1,812.68      360       1-Nov-26
4549973      PORTLAND         OR     97201       SFD        8.125       7.750    $5,568.73      360       1-Nov-26
4550054      PLANO            TX     75093       SFD        8.250       7.750    $1,968.32      360       1-Nov-26
4550073      SEAGROVE BEAC    FL     32459       LCO        8.250       7.750    $2,163.65      360       1-Dec-26
4550187      LAGUNA HILLS     CA     92653       SFD        8.375       7.750      $988.09      360       1-Nov-26
4550198      LAFAYETTE HIL    PA     19444       SFD        7.875       7.605    $1,885.19      360       1-Nov-26
4550235      SIMI VALLEY      CA     93063       SFD        8.750       7.750    $2,076.89      360       1-Nov-26
4550344      SUFFOLK          VA     23435       SFD        8.125       7.750    $1,633.50      360       1-Dec-26
4550574      REHOBOTH BEAC    DE     19971       SFD        8.125       7.750    $1,793.87      360       1-Nov-26
4550653      SAN ANTONIO      TX     78247       SFD        9.250       7.750      $651.97      360       1-Aug-26
4550693      SAN ANTONIO      TX     78260       SFD        8.250       7.750    $1,727.92      360       1-Dec-26
4550733      BEVERLY HILLS    CA     90212       SFD        8.000       7.730    $2,798.95      360       1-Dec-26
4550776      NAPLES           FL     34103       SFD        8.750       7.750      $629.36      360       1-Nov-26
4550777      MILLBURN         NJ     07041       SFD        7.875       7.605    $2,447.83      360       1-Dec-26
4550965      PLAINVIEW        NY     11803       SFD        8.625       7.750    $1,610.03      360       1-Dec-26
4550978      CAPE CORAL       FL     33904       SFD        8.875       7.750      $509.21      360       1-Dec-26
4551065      SMITHTOWN        NY     11787       SFD        8.125       7.750      $556.88      360       1-Dec-26
4551246      ALEXANDRIA       VA     22305       SFD        7.875       7.605    $1,938.12      360       1-Dec-26
4551337      CHEVY CHASE      MD     20815       SFD        7.875       7.605    $1,769.17      360       1-Oct-26
4551448      TEMECULA         CA     92590       SFD        8.500       7.750    $2,006.86      360       1-Nov-26
4551871      BERKELEY         CA     94707       SFD        8.000       7.730    $2,201.30      360       1-Dec-26
4552410      SANDY            UT     84093       SFD        8.000       7.730    $2,014.19      360       1-Dec-26
4552510      PARK CITY        UT     84060       SFD        8.500       7.750    $2,335.58      360       1-Dec-26
4552533      WESTON           MA     02193       SFD        7.875       7.605    $1,868.67      240       1-Dec-16
4552808      CAMINO           CA     95709       SFD        8.000       7.730      $645.72      360       1-Nov-26
4552905      LA MESA          CA     91941       SFD        8.875       7.750    $2,546.07      360       1-Dec-26
4553884      PORTLAND         OR     97231       SFD        7.750       7.480    $2,325.46      354       1-Apr-26
4554013      OWINGS MILLS     MD     21117       SFD        8.250       7.750    $2,985.17      360       1-Nov-26
4554049      TRABUCO CANYO    CA     92679       SFD        8.125       7.750    $1,934.58      360       1-Nov-26
4554057      BULLHEAD CITY    AZ     86442       SFD        8.750       7.750      $685.22      360       1-Nov-26
4554812      LIVERMORE        CA     94550       SFD        8.375       7.750    $2,170.77      360       1-Nov-26
4554820      RIVERSIDE        CA     92504       SFD        8.625       7.750      $583.34      360       1-Nov-26
4555462      VALRICO          FL     33594       SFD        8.375       7.750    $1,757.29      360       1-Nov-26
4555496      RIVERSIDE        CT     06878       SFD        7.875       7.605    $2,256.42      360       1-Dec-26
4557654      EL GRANADA       CA     94019       SFD        8.500       7.750    $1,944.59      360       1-Dec-26
4559810      POWELL           OH     43065       SFD        8.125       7.750    $3,088.79      360       1-Dec-26

(i)                (ix)       (x)    (xi)       (xii)      (xiii)       (xiv)       (xv)       (xvi)
-----         --------------  ------ -------  ----------  --------   ----------- ---------  -----------
                 CUT-OFF
MORTGAGE           DATE                        MORTGAGE                T.O.P.      MASTER      FIXED
LOAN            PRINCIPAL                     INSURANCE    SERVICE    MORTGAGE    SERVICE    RETAINED
NUMBER           BALANCE      LTV    SUBSIDY     CODE        FEE        LOAN        FEE        YIELD
--------      --------------  ------ -------  ----------  --------   ----------- ---------  -----------
3584394       $273,584.15     75.00                         0.250                  0.020       0.480
3584871       $121,171.04     76.50                         0.250                  0.020       0.230
3594113        $61,387.42     79.87                         0.250                  0.020       0.480
4464433       $269,530.58     46.55                         0.250                  0.020       0.730
4478640       $120,410.12     80.00                         0.250                  0.020       0.480
4481366       $249,688.12     55.56                         0.250                  0.020       0.355
4484460       $119,915.30     43.96                         0.250                  0.020       0.000
4489548       $129,919.19     67.71                         0.250                  0.020       0.355
4497340       $249,852.40     85.37                         0.250                  0.020       0.605
4498802       $343,900.18     67.18                         0.250                  0.020       0.000
4500087       $189,762.99     68.37                         0.250                  0.020       0.355
4500881       $264,660.87     74.99                         0.250                  0.020       0.230
4501820       $472,358.66     35.19                         0.250                  0.020       0.000
4504102       $341,787.43     90.00               33        0.250                  0.020       0.355
4504756       $397,225.94     59.70                         0.250                  0.020       0.000
4505636       $300,208.44     80.00                         0.250                  0.020       0.230
4507043       $147,521.71     90.00               33        0.250                  0.020       0.000
4509081        $86,026.82     84.47               33        0.250                  0.020       0.000
4510340       $228,000.00     80.00                         0.250                  0.020       0.480
4515536        $70,954.73     78.89                         0.250                  0.020       0.230
4516555       $253,180.67     78.00                         0.250                  0.020       0.230
4517339       $273,729.75     79.99                         0.250                  0.020       0.355
4518083       $147,356.62     80.00                         0.250                  0.020       0.000
4519844       $384,778.49     88.51               33        0.250                  0.020       0.730
4520610       $129,837.84     69.52                         0.250                  0.020       0.355
4521760       $480,707.11     80.00                         0.250                  0.020       0.105
4523250       $109,388.97     75.00                         0.250                  0.020       1.355
4524991       $268,000.00     80.00                         0.250                  0.020       0.230
4525371       $150,000.00     72.99                         0.250                  0.020       0.730
4526893       $174,896.67     66.04                         0.250                  0.020       0.605
4527362       $163,813.60     79.40                         0.250                  0.020       0.105
4527563        $15,954.51     50.00                         0.250                  0.020       0.855
4527584       $220,000.00     59.78                         0.250                  0.020       0.230
4528113       $264,839.45     79.12                         0.250                  0.020       0.480
4528186       $167,410.41     80.00                         0.250                  0.020       0.855
4528800       $256,931.16     90.00               33        0.250                  0.020       0.105
4529132       $139,556.03     80.00                         0.250                  0.020       1.230
4529768        $96,582.42     79.98                         0.250                  0.020       0.480
4531008       $254,949.38     79.99                         0.250                  0.020       0.605
4531544       $146,132.04     80.00                         0.250                  0.020       0.480
4531704       $243,844.40     80.00                         0.250                  0.020       0.230
4531760       $314,773.43     90.00                         0.250                  0.020       0.855
4532903        $61,819.05     52.99                         0.250                  0.020       0.730
4532925       $299,662.38     79.58                         0.250                  0.020       0.855
4532958       $227,711.97     79.99                         0.250                  0.020       0.480
4533565       $339,794.02     75.56                         0.250                  0.020       0.480
4533844       $275,028.95     80.00                         0.250                  0.020       0.355
4533942       $187,077.54     80.00                         0.250                  0.020       0.105
4534399       $297,195.61     79.99                         0.250                  0.020       0.855
4534565        $87,562.82     80.00                         0.250                  0.020       0.480
4534956       $234,850.15     77.41                         0.250                  0.020       0.230
4535214       $271,685.86     80.00                         0.250                  0.020       0.730
4535411       $231,056.29     80.00                         0.250                  0.020       0.355
4535521        $71,784.32     79.98                         0.250                  0.020       1.105
4535552       $393,529.25     75.00                         0.250                  0.020       0.855
4535827       $227,861.87     80.00                         0.250                  0.020       0.480
4535950       $248,707.64     45.29                         0.250                  0.020       0.730
4535986       $289,482.21     61.66                         0.250                  0.020       0.980
4536304        $74,925.93     75.00                         0.250                  0.020       1.480
4536422       $154,811.53     63.79                         0.250                  0.020       0.480
4536620       $251,601.36     95.00               33        0.250                  0.020       0.605
4536647       $231,796.28     90.00               01        0.250                  0.020       0.730
4536653        $93,050.05     80.00                         0.250                  0.020       1.105
4536816       $270,095.70     80.00                         0.250                  0.020       0.855
4536838       $399,549.84     76.19                         0.250                  0.020       0.855
4536899       $285,028.88     74.05                         0.250                  0.020       0.855
4536926       $416,330.94     80.00                         0.250                  0.020       0.855
4537174       $531,818.54     75.00                         0.250                  0.020       0.230
4537299       $235,682.23     78.02                         0.250                  0.020       0.000
4537319       $241,407.33     89.63               12        0.250                  0.020       0.480
4537331       $271,514.76     80.00                         0.250                  0.020       0.605
4537364       $289,412.34     55.50                         0.250                  0.020       0.000
4537389       $332,325.21     90.00               12        0.250                  0.020       0.000
4537396       $332,523.92     79.99                         0.250                  0.020       0.230
4537596       $259,379.36     80.00                         0.250                  0.020       0.605
4537747       $131,925.99     80.00                         0.250                  0.020       0.855
4537762       $374,196.02     79.98                         0.250                  0.020       0.355
4537767       $249,688.12     62.50                         0.250                  0.020       0.355
4537776       $279,274.33     80.00                         0.250                  0.020       0.480
4537791        $72,959.07     80.00                         0.250                  0.020       0.855
4537809       $227,127.95     90.00               12        0.250                  0.020       0.355
4537832       $621,982.90     80.00                         0.250                  0.020       0.230
4537862       $331,125.90     89.73               06        0.250                  0.020       0.000
4537865       $274,668.41     80.00                         0.250                  0.020       0.605
4537868       $230,619.12     80.00                         0.250                  0.020       0.355
4537878       $321,799.93     73.27                         0.250                  0.020       0.480
4537956       $273,014.88     74.99                         0.250                  0.020       0.230
4537961       $251,165.29     89.99               13        0.250                  0.020       0.230
4537962       $319,590.48     80.00                         0.250                  0.020       0.230
4537968       $299,478.41     59.94                         0.250                  0.020       0.730
4538085       $184,898.94     64.91                         0.250                  0.020       0.980
4538100       $354,509.77     66.98                         0.250                  0.020       0.000
4538210       $269,823.37     90.00               33        0.250                  0.020       0.105
4538240       $339,328.25     77.27                         0.250                  0.020       0.105
4538269       $262,732.91     79.99                         0.250                  0.020       0.730
4538270       $343,506.41     65.71                         0.250                  0.020       0.730
4538302       $329,348.00     50.00                         0.250                  0.020       0.105
4538315       $299,653.52     61.22                         0.250                  0.020       0.730
4538368       $469,457.19     78.33                         0.250                  0.020       0.730
4538374       $246,683.91     75.42                         0.250                  0.020       0.230
4538419       $318,342.08     75.00                         0.250                  0.020       0.230
4538461        $61,096.30     80.00                         0.250                  0.020       0.855
4538464       $237,910.38     79.14                         0.250                  0.020       0.480
4538475       $295,621.20     77.89                         0.250                  0.020       0.230
4538483       $233,834.84     80.00                         0.250                  0.020       0.000
4538516       $248,210.77     89.98                         0.250                  0.020       0.855
4538520       $379,513.71     69.09                         0.250                  0.020       0.230
4538565        $59,968.07     80.00                         0.250                  0.020       1.105
4538579        $82,452.53     75.00                         0.250                  0.020       0.730
4538639       $279,253.23     79.66                         0.250                  0.020       0.230
4538659       $247,214.18     90.00               12        0.250                  0.020       0.730
4538759       $246,514.97     47.92                         0.250                  0.020       0.730
4538798       $314,665.95     75.90                         0.250                  0.020       0.105
4538803       $399,513.63     72.07                         0.250                  0.020       0.480
4538828       $135,858.44     80.00                         0.250                  0.020       1.230
4538861       $314,777.67     63.00                         0.250                  0.020       0.000
4539009       $249,654.79     47.62                         0.250                  0.020       0.000
4539044        $92,896.34     74.99                         0.250                  0.020       0.980
4539045       $310,801.74     80.00                         0.250                  0.020       0.230
4539050       $244,655.47     80.00                         0.250                  0.020       0.605
4539075       $314,906.67     89.99               06        0.250                  0.020       0.355
4539085       $232,290.12     95.00               12        0.250                  0.020       0.105
4539094        $75,001.51     69.97                         0.250                  0.020       0.105
4539120       $239,537.72     71.40                         0.250                  0.020       0.230
4539144       $246,998.47     75.00                         0.250                  0.020       0.000
4539238       $323,595.81     64.80                         0.250                  0.020       0.355
4539240        $59,884.43     75.00                         0.250                  0.020       0.230
4539283       $235,931.90     75.00                         0.250                  0.020       0.000
4539310       $244,102.83     65.70                         0.250                  0.020       0.480
4539352       $258,264.14     75.00                         0.250                  0.020       0.355
4539354       $254,665.25     57.95                         0.250                  0.020       0.105
4539374       $324,025.36     89.99               11        0.250                  0.020       0.730
4539394       $384,531.88     65.81                         0.250                  0.020       0.480
4539427       $231,499.17     90.00               12        0.250                  0.020       0.480
4539480       $399,474.91     89.90               17        0.250                  0.020       0.105
4539482       $247,448.77     66.42                         0.250                  0.020       0.480
4539486       $279,650.70     78.87                         0.250                  0.020       0.355
4539493       $349,391.50     79.01                         0.250                  0.020       0.730
4539530       $239,605.04     80.00                         0.250                  0.020       0.230
4539534       $198,042.41     59.09                         0.250                  0.020       0.230
4539542       $315,574.52     80.00                         0.250                  0.020       0.000
4539552       $408,769.99     80.00                         0.250                  0.020       0.000
4539599       $594,277.27     79.99                         0.250                  0.020       0.355
4539605       $163,833.71     80.00                         0.250                  0.020       1.355
4539615       $229,912.83     80.00                         0.250                  0.020       0.355
4539617       $138,722.18     80.00                         0.250                  0.020       0.855
4539632       $264,115.68     90.00               06        0.250                  0.020       0.480
4539653       $149,826.75     73.89                         0.250                  0.020       0.730
4539664       $249,718.66     60.24                         0.250                  0.020       0.855
4539796       $229,206.31     90.00               01        0.250                  0.020       0.230
4539814       $234,018.14     89.99               11        0.250                  0.020       0.000
4539838       $279,623.00     58.33                         0.250                  0.020       0.000
4539850       $294,326.12     95.00                         0.250                  0.020       0.605
4539852       $276,654.46     79.14                         0.250                  0.020       0.355
4539854       $287,820.99     80.00                         0.250                  0.020       0.355
4539902       $279,821.45     80.00                         0.250                  0.020       0.230
4539905       $239,715.58     80.00                         0.250                  0.020       0.605
4539931       $342,771.87     80.00                         0.250                  0.020       0.355
4539950       $206,874.60     36.64                         0.250                  0.020       0.480
4539973       $297,378.56     75.00                         0.250                  0.020       0.355
4540030       $279,821.45     70.00                         0.250                  0.020       0.230
4540059       $324,781.94     73.53                         0.250                  0.020       0.000
4540078       $318,116.78     75.00                         0.250                  0.020       0.480
4540089       $329,298.00     75.86                         0.250                  0.020       0.000
4540130       $319,790.68     80.00                         0.250                  0.020       0.105
4540161        $83,949.11     80.00                         0.250                  0.020       0.480
4540200       $255,733.55     80.00                         0.250                  0.020       1.230
4540255       $228,058.03     79.74                         0.250                  0.020       0.355
4540257       $259,491.18     89.99               06        0.250                  0.020       0.000
4540277       $274,470.28     61.80                         0.250                  0.020       0.230
4540281       $230,081.84     80.00                         0.250                  0.020       0.000
4540291       $110,197.94     80.00                         0.250                  0.020       0.480
4540300       $265,001.44     90.00               12        0.250                  0.020       0.355
4540372       $230,094.49     79.98                         0.250                  0.020       0.105
4540378       $247,438.04     89.98               01        0.250                  0.020       0.105
4540424       $144,610.07     47.44                         0.250                  0.020       0.355
4540448       $415,467.64     80.00                         0.250                  0.020       0.230
4540487        $29,968.78     15.96                         0.250                  0.020       1.230
4540501       $256,473.15     71.78                         0.250                  0.020       0.355
4540568       $254,912.80     80.00                         0.250                  0.020       0.855
4540571       $359,515.29     90.00               12        0.250                  0.020       0.000
4540572       $549,296.15     56.99                         0.250                  0.020       0.230
4540576       $296,629.52     90.00               11        0.250                  0.020       0.355
4540581       $119,934.45     74.75                         0.250                  0.020       0.980
4540595       $255,672.38     79.75                         0.250                  0.020       0.230
4540598       $324,808.12     76.47                         0.250                  0.020       0.605
4540608       $234,761.31     90.00               33        0.250                  0.020       0.605
4540655       $558,370.90     79.97                         0.250                  0.020       0.855
4540664       $300,792.85     69.20                         0.250                  0.020       0.000
4540700       $171,735.09     75.00                         0.250                  0.020       1.230
4540706       $102,178.77     74.95                         0.250                  0.020       0.605
4540708       $204,875.81     72.18                         0.250                  0.020       0.480
4540732       $192,000.00     80.00                         0.250                  0.020       0.730
4540782       $324,307.40     63.43                         0.250                  0.020       0.000
4540787       $260,410.10     79.99                         0.250                  0.020       0.355
4540813       $292,135.11     90.00               13        0.250                  0.020       0.355
4540857       $304,589.33     67.78                         0.250                  0.020       0.000
4540860        $66,125.50     80.00                         0.250                  0.020       0.855
4540874       $305,608.40     73.91                         0.250                  0.020       0.230
4540917       $255,538.90     84.99               17        0.250                  0.020       0.480
4540918       $124,920.29     54.35                         0.250                  0.020       0.230
4540927       $279,816.83     65.88                         0.250                  0.020       0.105
4540959       $269,498.03     62.79                         0.250                  0.020       0.605
4540970       $249,530.55     58.69                         0.250                  0.020       0.355
4541032       $163,905.64     80.00                         0.250                  0.020       0.730
4541046        $88,466.64     62.38                         0.250                  0.020       0.230
4541077       $342,623.87     89.09               06        0.250                  0.020       0.980
4541195       $236,915.56     79.12                         0.250                  0.020       0.480
4541204       $149,915.90     75.00                         0.250                  0.020       0.855
4541210       $399,501.02     84.21               01        0.250                  0.020       0.355
4541294       $185,385.64     80.00                         0.250                  0.020       0.730
4541321       $260,482.89     79.99                         0.250                  0.020       0.480
4541333       $127,855.95     80.00                         0.250                  0.020       0.855
4541458       $235,113.77     80.00                         0.250                  0.020       0.480
4541508       $256,277.93     94.99               33        0.250                  0.020       0.000
4541522       $349,563.38     33.14                         0.250                  0.020       0.355
4541538       $173,383.43     80.00                         0.250                  0.020       0.355
4541610       $296,456.41     90.00               01        0.250                  0.020       0.480
4541621       $300,153.32     90.00               12        0.250                  0.020       0.855
4541641       $270,137.68     57.49                         0.250                  0.020       0.730
4541645       $511,689.83     80.00                         0.250                  0.020       0.480
4541721       $341,539.53     78.80                         0.250                  0.020       0.000
4541758       $143,912.76     75.00                         0.250                  0.020       0.480
4541767       $271,855.24     80.00                         0.250                  0.020       1.105
4541774       $399,538.04     89.09               01        0.250                  0.020       0.730
4541848       $300,000.00     56.07                         0.250                  0.020       0.000
4541851       $309,641.98     36.47                         0.250                  0.020       0.730
4541857       $234,614.15     75.81                         0.250                  0.020       0.230
4541874       $111,783.54     79.99                         0.250                  0.020       1.230
4541898       $231,852.06     79.98                         0.250                  0.020       0.230
4541925       $269,671.70     73.58                         0.250                  0.020       0.480
4541948        $86,050.46     70.00                         0.250                  0.020       0.730
4541979       $386,769.01     59.26                         0.250                  0.020       0.855
4541985       $303,630.36     80.00                         0.250                  0.020       0.480
4542002       $311,115.12     80.00                         0.250                  0.020       0.480
4542027       $234,165.14     80.00                         0.250                  0.020       0.730
4542037       $344,780.28     80.00                         0.250                  0.020       0.480
4542063       $255,672.40     80.00                         0.250                  0.020       0.230
4542072       $256,487.76     80.00                         0.250                  0.020       0.480
4542089       $260,546.22     77.45                         0.250                  0.020       0.730
4542119       $228,324.52     80.00                         0.250                  0.020       0.000
4542120       $245,950.59     80.00                         0.250                  0.020       0.480
4542130       $384,841.29     80.00                         0.250                  0.020       0.730
4542152       $649,025.72     59.09                         0.250                  0.020       0.105
4542162       $225,000.00     78.95                         0.250                  0.020       0.480
4542173       $269,836.43     68.35                         0.250                  0.020       0.480
4542221       $374,766.91     68.18                         0.250                  0.020       0.355
4542239       $294,650.42     67.06                         0.250                  0.020       0.605
4542240       $251,750.00     95.00                         0.250                  0.020       1.105
4542286       $498,063.27     75.00                         0.250                  0.020       0.730
4542307        $54,939.69     15.07                         0.250                  0.020       0.980
4542322       $287,032.22     80.00                         0.250                  0.020       0.230
4542343       $276,904.12     71.09                         0.250                  0.020       0.355
4542377       $187,889.00     77.69                         0.250                  0.020       0.605
4542388       $206,748.29     78.11                         0.250                  0.020       0.480
4542398       $262,480.47     80.00                         0.250                  0.020       0.480
4542401       $123,378.01     72.86                         0.250                  0.020       1.480
4542452       $115,933.25     80.00                         0.250                  0.020       0.730
4542473       $191,883.68     69.82                         0.250                  0.020       0.480
4542614       $299,635.23     63.97                         0.250                  0.020       0.480
4542640       $299,818.25     57.89                         0.250                  0.020       0.480
4542667       $254,705.51     76.12                         0.250                  0.020       0.730
4542704       $232,544.73     80.00                         0.250                  0.020       0.980
4542719       $389,204.96     76.39                         0.250                  0.020       1.355
4542755       $166,665.78     78.66                         0.250                  0.020       1.355
4542757       $249,221.66     79.37                         0.250                  0.020       0.605
4542765        $74,956.85     68.18                         0.250                  0.020       0.730
4542767       $259,683.86     71.27                         0.250                  0.020       0.480
4542810        $99,641.13     74.97                         0.250                  0.020       0.605
4542840        $57,169.56     80.00                         0.250                  0.020       1.105
4542844       $380,000.00     80.00                         0.250                  0.020       0.730
4542855       $268,832.80     84.06               33        0.250                  0.020       0.355
4542887       $124,670.10     80.00                         0.250                  0.020       1.230
4542904       $119,038.26     74.95                         0.250                  0.020       1.230
4542907        $81,500.77     80.00                         0.250                  0.020       0.480
4542911       $341,162.84     80.00                         0.250                  0.020       0.230
4542950       $288,533.89     79.99                         0.250                  0.020       0.730
4542955       $239,047.47     80.00                         0.250                  0.020       0.230
4542962       $239,722.83     80.00                         0.250                  0.020       0.730
4542977       $250,043.29     95.00               11        0.250                  0.020       0.855
4543056       $273,167.45     73.52                         0.250                  0.020       0.480
4543058       $240,864.25     92.94               01        0.250                  0.020       0.355
4543067       $230,000.00     80.00                         0.250                  0.020       0.730
4543103       $134,320.65     80.00                         0.250                  0.020       0.605
4543114       $101,541.54     80.00                         0.250                  0.020       0.730
4543122       $275,989.05     90.00               06        0.250                  0.020       0.855
4543138       $149,812.88     68.49                         0.250                  0.020       0.355
4543183       $284,822.85     54.30                         0.250                  0.020       0.355
4543212       $414,385.59     79.99                         0.250                  0.020       0.230
4543223        $94,948.11     74.80                         0.250                  0.020       0.980
4543237       $227,872.17     80.00                         0.250                  0.020       0.855
4543269       $288,000.00     80.00                         0.250                  0.020       0.230
4543296       $253,461.47     80.00                         0.250                  0.020       0.980
4543301       $277,939.99     90.00               06        0.250                  0.020       0.730
4543365        $63,953.68     80.00                         0.250                  0.020       0.000
4543374       $286,201.79     75.00                         0.250                  0.020       1.230
4543415       $251,039.66     95.00               12        0.250                  0.020       0.480
4543417       $416,276.08     70.00                         0.250                  0.020       0.355
4543439       $239,722.36     94.99                         0.250                  0.020       1.105
4543448       $295,640.09     78.72                         0.250                  0.020       0.480
4543467       $293,217.63     90.00                         0.250                  0.020       0.355
4543503       $263,861.90     80.00                         0.250                  0.020       0.230
4543612       $258,139.45     90.00                         0.250                  0.020       0.355
4543618       $277,318.48     74.00                         0.250                  0.020       0.105
4543707       $259,238.77     78.61                         0.250                  0.020       0.355
4543751       $395,955.45     80.00                         0.250                  0.020       0.355
4543770       $309,812.19     75.61                         0.250                  0.020       0.480
4543798       $227,363.59     70.77                         0.250                  0.020       0.230
4543836       $351,582.87     80.00                         0.250                  0.020       0.605
4543854       $246,258.24     80.00                         0.250                  0.020       0.730
4543864       $237,115.22     95.00               06        0.250                  0.020       0.355
4543918       $265,641.83     80.00                         0.250                  0.020       0.000
4543926       $265,000.00     89.83                         0.250                  0.020       0.730
4543935       $391,510.98     80.00                         0.250                  0.020       0.355
4543938       $255,786.79     94.99               17        0.250                  0.020       0.230
4543950        $66,290.66     70.00                         0.250                  0.020       1.230
4543960        $67,379.57     75.00                         0.250                  0.020       0.605
4543968       $251,839.30     80.00                         0.250                  0.020       0.230
4543986       $259,675.66     62.65                         0.250                  0.020       0.355
4544028        $69,519.61     80.00                         0.250                  0.020       0.730
4544038        $53,487.57     80.00                         0.250                  0.020       1.230
4544043       $251,693.60     90.00               12        0.250                  0.020       0.480
4544097       $334,192.14     80.00                         0.250                  0.020       0.355
4544118       $260,700.00     89.93               33        0.250                  0.020       0.230
4544132       $305,087.55     75.00                         0.250                  0.020       1.105
4544202       $233,854.56     87.43               12        0.250                  0.020       0.355
4544206       $294,821.29     64.98                         0.250                  0.020       0.480
4544224        $88,046.63     54.02                         0.250                  0.020       0.480
4544248       $234,850.15     68.12                         0.250                  0.020       0.230
4544267       $146,165.86     75.00                         0.250                  0.020       0.730
4544314       $249,844.61     79.37                         0.250                  0.020       0.355
4544334       $299,635.23     77.92                         0.250                  0.020       0.480
4544359       $461,473.60     80.00                         0.250                  0.020       0.355
4544461        $96,944.19     39.59                         0.250                  0.020       0.730
4544508       $247,833.00     80.00                         0.250                  0.020       0.605
4544563       $148,000.00     80.00                         0.250                  0.020       0.230
4544588       $388,306.02     89.43               11        0.250                  0.020       0.605
4544589       $154,820.99     68.89                         0.250                  0.020       0.730
4544593       $232,368.53     79.99                         0.250                  0.020       0.480
4544596       $267,509.48     49.63                         0.250                  0.020       0.480
4544599       $295,721.06     90.00               12        0.250                  0.020       0.230
4544611       $243,505.55     80.00                         0.250                  0.020       0.000
4544612       $450,333.96     77.69                         0.250                  0.020       0.605
4544614       $326,503.64     74.99                         0.250                  0.020       0.105
4544642       $197,377.24     66.39                         0.250                  0.020       0.355
4544659       $259,531.12     80.00                         0.250                  0.020       0.605
4544671       $168,381.30     80.00                         0.250                  0.020       1.105
4544691       $237,448.49     80.00                         0.250                  0.020       0.230
4544758       $251,858.72     90.00                         0.250                  0.020       0.855
4544759       $117,935.54     50.00                         0.250                  0.020       0.980
4544762       $290,823.71     77.60                         0.250                  0.020       0.480
4544767       $251,830.91     80.00                         0.250                  0.020       0.000
4544773       $513,109.11     75.00                         0.250                  0.020       0.355
4544779       $294,473.74     77.65                         0.250                  0.020       0.605
4544811       $253,369.98     90.00               12        0.250                  0.020       0.855
4544846       $230,119.85     88.29               12        0.250                  0.020       0.480
4544860       $409,189.96     67.21                         0.250                  0.020       0.105
4544868       $253,444.95     80.00                         0.250                  0.020       0.000
4544874       $321,804.92     79.99                         0.250                  0.020       0.480
4544876       $239,330.16     90.00               12        0.250                  0.020       0.355
4544892       $231,247.22     90.84               11        0.250                  0.020       0.730
4544899       $283,493.33     80.00                         0.250                  0.020       0.605
4544900       $284,451.84     76.61                         0.250                  0.020       0.480
4544902       $124,000.00     80.00                         0.250                  0.020       0.605
4544906       $246,686.25     80.00                         0.250                  0.020       0.000
4544933       $232,615.99     79.79                         0.250                  0.020       0.480
4544942        $89,896.06     75.00                         0.250                  0.020       0.730
4544945       $369,572.68     74.75                         0.250                  0.020       0.730
4544962       $399,775.75     60.61                         0.250                  0.020       0.855
4544973       $238,351.75     90.00                         0.250                  0.020       0.355
4544974       $242,726.53     90.00               12        0.250                  0.020       0.855
4545001       $154,820.99     36.05                         0.250                  0.020       0.730
4545075       $316,000.00     80.00                         0.250                  0.020       0.480
4545116       $491,401.77     80.00                         0.250                  0.020       0.480
4545120       $247,199.07     75.00                         0.250                  0.020       0.480
4545159       $314,626.71     54.31                         0.250                  0.020       0.605
4545162       $317,593.05     80.00                         0.250                  0.020       0.230
4545182       $100,937.22     41.49                         0.250                  0.020       0.355
4545197       $311,815.80     80.00                         0.250                  0.020       0.605
4545233        $50,000.00     41.70                         0.250                  0.020       0.355
4545257       $230,267.44     90.00               12        0.250                  0.020       0.730
4545266       $228,368.54     72.31                         0.250                  0.020       0.730
4545273       $377,782.53     90.00               24        0.250                  0.020       0.730
4545336       $131,851.43     80.00                         0.250                  0.020       0.855
4545406       $239,708.17     77.42                         0.250                  0.020       0.480
4545464       $271,086.56     84.99               13        0.250                  0.020       0.730
4545466       $255,832.53     80.00                         0.250                  0.020       0.105
4545506       $356,045.03     75.00                         0.250                  0.020       0.730
4545534       $443,474.18     53.79                         0.250                  0.020       0.355
4545567       $399,757.67     78.43                         0.250                  0.020       0.480
4545615       $399,304.55     42.11                         0.250                  0.020       0.730
4545658       $397,446.40     90.00               01        0.250                  0.020       0.230
4545690        $48,450.63     80.00                         0.250                  0.020       0.480
4545708       $297,668.59     80.00                         0.250                  0.020       0.230
4545716       $249,694.94     78.13                         0.250                  0.020       0.730
4545787       $242,087.46     95.00               17        0.250                  0.020       0.000
4545810       $136,500.00     75.00                         0.250                  0.020       0.480
4545826       $139,520.76     64.52                         0.250                  0.020       0.605
4545899       $272,347.23     69.87                         0.250                  0.020       0.855
4545906        $53,541.22     80.00                         0.250                  0.020       0.980
4545952       $272,326.24     79.96                         0.250                  0.020       0.230
4545969       $239,708.17     40.10                         0.250                  0.020       0.480
4546023       $254,945.47     80.00                         0.250                  0.020       0.480
4546034       $491,431.80     80.00                         0.250                  0.020       0.730
4546049       $190,000.00     67.86                         0.250                  0.020       0.355
4546067       $193,085.94     80.00                         0.250                  0.020       0.605
4546098       $232,616.09     95.00               13        0.250                  0.020       0.730
4546119       $295,811.25     80.00                         0.250                  0.020       0.230
4546160       $261,902.37     75.00                         0.250                  0.020       0.855
4546170       $499,000.00     58.02                         0.250                  0.020       0.480
4546202       $259,838.39     58.04                         0.250                  0.020       0.355
4546235       $386,541.38     78.04                         0.250                  0.020       0.605
4546246       $191,892.36     80.00                         0.250                  0.020       0.855
4546247       $745,980.87     25.86                         0.250                  0.020       0.105
4546254       $131,925.99     80.00                         0.250                  0.020       0.855
4546273       $303,815.83     80.00                         0.250                  0.020       0.480
4546288       $360,950.00     68.75                         0.250                  0.020       0.355
4546292       $101,536.84     80.00                         0.250                  0.020       0.355
4546302       $295,900.00     79.99                         0.250                  0.020       0.230
4546312       $349,782.45     84.34                         0.250                  0.020       0.355
4546337        $88,846.15     70.00                         0.250                  0.020       0.480
4546357        $89,551.06     74.98                         0.250                  0.020       0.980
4546372       $119,932.72     80.00                         0.250                  0.020       0.855
4546465       $229,081.83     56.79                         0.250                  0.020       0.105
4546582       $264,835.29     28.34                         0.250                  0.020       0.355
4546608       $107,872.02     80.00                         0.250                  0.020       0.605
4546690       $250,909.90     76.59                         0.250                  0.020       0.730
4546712       $116,000.00     80.00                         0.250                  0.020       0.480
4546779       $285,261.55     74.86                         0.250                  0.020       0.605
4546783       $296,000.00     80.00                         0.250                  0.020       0.000
4546788       $261,161.38     79.99                         0.250                  0.020       0.355
4546794       $374,531.98     75.00                         0.250                  0.020       0.355
4546804       $273,000.00     70.00                         0.250                  0.020       0.730
4546842        $58,364.62     80.00                         0.250                  0.020       0.480
4546864       $431,724.53     80.00                         0.250                  0.020       0.230
4546957        $89,901.31     54.58                         0.250                  0.020       0.980
4546963       $289,810.29     47.93                         0.250                  0.020       0.105
4546970       $235,857.03     66.86                         0.250                  0.020       0.480
4546978       $293,243.02     80.00                         0.250                  0.020       0.480
4546981       $278,677.78     90.00               12        0.250                  0.020       0.730
4546983       $231,503.36     95.00               01        0.250                  0.020       0.230
4547022       $254,398.21     89.98               01        0.250                  0.020       0.000
4547025       $266,875.11     80.00                         0.250                  0.020       0.480
4547032       $171,901.04     80.00                         0.250                  0.020       0.730
4547048       $113,536.32     80.00                         0.250                  0.020       0.855
4547086       $296,000.00     80.00                         0.250                  0.020       0.355
4547090       $471,706.62     80.00                         0.250                  0.020       0.355
4547093       $296,710.67     90.00               11        0.250                  0.020       0.230
4547104       $303,796.03     80.00                         0.250                  0.020       0.000
4547109       $331,585.85     80.00                         0.250                  0.020       0.355
4547133       $449,727.38     60.00                         0.250                  0.020       0.480
4547149       $264,685.95     75.82                         0.250                  0.020       0.605
4547182       $488,882.17     80.00                         0.250                  0.020       0.105
4547191       $284,054.20     89.98               17        0.250                  0.020       0.480
4547216       $375,311.78     80.00                         0.250                  0.020       0.480
4547217       $314,977.54     80.00                         0.250                  0.020       0.000
4547245       $294,556.14     79.97                         0.250                  0.020       0.480
4547247       $253,963.88     90.00               12        0.250                  0.020       0.855
4547250       $247,510.00     80.00                         0.250                  0.020       0.105
4547256       $287,829.97     90.00               12        0.250                  0.020       0.605
4547261       $206,880.91     79.62                         0.250                  0.020       0.730
4547268       $247,833.59     69.47                         0.250                  0.020       0.000
4547276       $279,812.13     66.67                         0.250                  0.020       0.000
4547299       $184,000.00     80.00                         0.250                  0.020       0.730
4547345       $317,342.46     90.00               11        0.250                  0.020       0.855
4547358       $300,587.70     80.00                         0.250                  0.020       0.000
4547360       $236,800.00     80.00                         0.250                  0.020       0.230
4547369       $282,864.40     80.00                         0.250                  0.020       0.605
4547372       $305,410.05     80.00                         0.250                  0.020       0.355
4547419       $228,000.00     74.03                         0.250                  0.020       0.105
4547465       $249,827.95     69.85                         0.250                  0.020       0.000
4547496        $78,752.26     80.00                         0.250                  0.020       0.480
4547504       $236,844.97     44.72                         0.250                  0.020       0.105
4547520       $240,000.00     71.01                         0.250                  0.020       0.105
4547521       $250,000.00     57.74                         0.250                  0.020       0.000
4547525       $285,803.18     78.90                         0.250                  0.020       0.000
4547541       $564,258.33     67.66                         0.250                  0.020       0.105
4547545       $227,187.33     94.98               01        0.250                  0.020       0.730
4547579       $558,711.32     70.00                         0.250                  0.020       0.480
4547581       $275,618.85     79.98                         0.250                  0.020       0.000
4547586       $254,797.69     70.86                         0.250                  0.020       0.605
4547589        $93,397.48     79.98                         0.250                  0.020       0.980
4547607       $272,541.76     75.00                         0.250                  0.020       0.105
4547626       $439,733.45     80.00                         0.250                  0.020       0.480
4547627       $263,831.65     80.00                         0.250                  0.020       0.230
4547652       $379,751.43     80.00                         0.250                  0.020       0.105
4547660       $284,000.00     80.00                         0.250                  0.020       0.000
4547785       $239,850.83     80.00                         0.250                  0.020       0.355
4547808        $57,561.35     80.00                         0.250                  0.020       0.000
4547829        $96,000.00     80.00                         0.250                  0.020       0.355
4547836       $243,848.34     80.00                         0.250                  0.020       0.355
4547870        $66,362.77     80.00                         0.250                  0.020       0.855
4547878       $369,500.00     80.00                         0.250                  0.020       0.000
4547890       $280,629.89     80.00                         0.250                  0.020       0.480
4547919       $355,267.45     90.00               33        0.250                  0.020       0.105
4547925       $244,839.73     71.01                         0.250                  0.020       0.105
4547938       $299,653.53     48.00                         0.250                  0.020       0.730
4547944       $135,850.86     80.00                         0.250                  0.020       0.980
4547954       $287,811.61     78.90                         0.250                  0.020       0.105
4548037        $64,961.62     76.47                         0.250                  0.020       0.605
4548155       $250,000.00     79.90                         0.250                  0.020       0.355
4548197       $291,635.75     80.00                         0.250                  0.020       0.355
4548210        $89,949.54     69.23                         0.250                  0.020       0.855
4548255       $197,873.74     77.65                         0.250                  0.020       0.230
4548320       $282,819.55     72.56                         0.250                  0.020       0.230
4548350       $256,053.33     90.00               11        0.250                  0.020       0.230
4548397       $117,600.00     70.00                         0.250                  0.020       0.605
4548404       $388,000.00     80.00                         0.250                  0.020       0.230
4548441       $122,400.00     80.00                         0.250                  0.020       0.480
4548442       $260,099.27     79.99                         0.250                  0.020       0.730
4548536       $488,488.30     80.00                         0.250                  0.020       0.230
4548551       $250,000.00     87.11               33        0.250                  0.020       0.105
4548633       $247,357.61     90.00               12        0.250                  0.020       0.730
4548783       $237,303.59     90.00               11        0.250                  0.020       0.355
4548788       $240,642.48     79.99                         0.250                  0.020       0.105
4548791       $328,160.66     84.99               11        0.250                  0.020       0.605
4548794       $248,606.21     80.00                         0.250                  0.020       0.000
4548816       $258,776.79     89.99               11        0.250                  0.020       0.355
4548827       $238,210.01     90.00               12        0.250                  0.020       0.480
4548835       $292,035.23     90.00               12        0.250                  0.020       0.355
4548860        $76,000.00     80.00                         0.250                  0.020       0.230
4549099       $332,100.00     90.00                         0.250                  0.020       0.355
4549128        $38,000.00     33.04                         0.250                  0.020       0.480
4549131       $490,110.46     80.00                         0.250                  0.020       0.605
4549164       $229,220.95     90.00               17        0.250                  0.020       0.480
4549169       $227,858.28     80.00                         0.250                  0.020       0.355
4549276       $322,343.57     80.00                         0.250                  0.020       0.000
4549304       $258,400.00     80.00                         0.250                  0.020       0.730
4549327       $105,837.48     67.93                         0.250                  0.020       0.605
4549345       $499,681.16     78.74                         0.250                  0.020       0.230
4549385       $250,851.80     79.94                         0.250                  0.020       0.605
4549395       $242,752.84     90.00               11        0.250                  0.020       0.480
4549404       $251,200.00     80.00                         0.250                  0.020       0.105
4549408       $233,868.81     90.00                         0.250                  0.020       0.855
4549410       $229,720.35     77.97                         0.250                  0.020       0.480
4549416       $279,666.00     79.99                         0.250                  0.020       0.000
4549495        $99,931.18     80.00                         0.250                  0.020       0.000
4549591       $238,179.30     80.00                         0.250                  0.020       0.605
4549644       $253,234.24     89.99               01        0.250                  0.020       0.105
4549654       $228,654.10     80.00                         0.250                  0.020       0.230
4549656       $256,327.89     90.00                         0.250                  0.020       0.000
4549750       $248,241.60     80.00                         0.250                  0.020       0.230
4549861       $244,839.73     51.58                         0.250                  0.020       0.105
4549889       $245,250.00     90.00                         0.250                  0.020       0.605
4549923       $138,815.00     80.00                         0.250                  0.020       0.730
4549933       $519,642.13     80.00                         0.250                  0.020       0.000
4549949       $249,827.95     80.00                         0.250                  0.020       0.000
4549973       $749,509.39     55.97                         0.250                  0.020       0.105
4550054       $261,832.93     80.00                         0.250                  0.020       0.230
4550073       $288,000.00     80.00                         0.250                  0.020       0.230
4550187       $129,919.20     53.72                         0.250                  0.020       0.355
4550198       $259,821.06     72.65                         0.250                  0.020       0.000
4550235       $263,848.11     80.00                         0.250                  0.020       0.730
4550344       $220,000.00     79.71                         0.250                  0.020       0.105
4550574       $241,441.96     80.00                         0.250                  0.020       0.105
4550653        $79,083.75     74.96                         0.250                  0.020       1.230
4550693       $230,000.00     73.72                         0.250                  0.020       0.230
4550733       $381,450.00     75.00                         0.250                  0.020       0.000
4550776        $79,953.98     64.00                         0.250                  0.020       0.730
4550777       $337,600.00     80.00                         0.250                  0.020       0.000
4550965       $207,000.00     73.93                         0.250                  0.020       0.605
4550978        $64,000.00     80.00                         0.250                  0.020       0.855
4551065        $75,000.00     43.35                         0.250                  0.020       0.105
4551246       $267,300.00     90.00                         0.250                  0.020       0.000
4551337       $243,663.06     77.46                         0.250                  0.020       0.000
4551448       $260,841.89     90.00               11        0.250                  0.020       0.480
4551871       $300,000.00     80.00                         0.250                  0.020       0.000
4552410       $274,500.00     90.00               01        0.250                  0.020       0.000
4552510       $303,750.00     75.00                         0.250                  0.020       0.480
4552533       $225,500.00     32.54                         0.250                  0.020       0.000
4552808        $87,940.95     80.00                         0.250                  0.020       0.000
4552905       $320,000.00     79.01                         0.250                  0.020       0.855
4553884       $322,722.22     80.00                         0.250                  0.020       0.000
4554013       $397,096.62     79.47                         0.250                  0.020       0.230
4554049       $260,379.56     79.99                         0.250                  0.020       0.105
4554057        $87,049.89     65.00                         0.250                  0.020       0.730
4554812       $284,693.18     80.00                         0.250                  0.020       0.355
4554820        $74,955.72     37.50                         0.250                  0.020       0.605
4555462       $231,056.30     80.00                         0.250                  0.020       0.355
4555496       $311,200.00     74.99                         0.250                  0.020       0.000
4557654       $252,900.00     90.00               01        0.250                  0.020       0.480
4559810       $416,000.00     65.41                         0.250                  0.020       0.105

          $148,583,694.59

COUNT:                582
WAC:          8.417684964
WAM:          357.4365068
WALTV:        76.30002607

                                   EXHIBIT F-3



            [Schedule of Mortgage Loans Serviced by Other Servicers]

NASCOR
NMI/1996-
20 & 30




(i)             (ii)                                  (iii)        (iv)          (v)           (vi)        (vii)          (viii)
-----      -------------  ----------    -----        --------     --------      --------     ----------    --------      ----------
                                                                                  NET
MORTGAGE                                                          MORTGAGE      MORTGAGE      CURRENT      ORIGINAL      SCHEDULED
LOAN                                    ZIP          PROPERTY     INTEREST      INTEREST      MONTHLY      TERM TO        MATURITY
NUMBER     CITY             STATE       CODE           TYPE         RATE          RATE        PAYMENT      MATURITY         DATE
-----      -------------  ----------    -----        --------     --------      --------     ----------    --------      ----------
4526739    PEACHTREE CIT    GA          30269           SFD        8.875         7.750         $935.68       360          1-Jun-26
4538025    EDEN PRAIRIE     MN          55347           SFD        8.250         7.750       $2,328.18       360          1-Sep-26
4538617    SOUTH SALEM      NY          10590           SFD        8.375         7.750       $1,544.16       360          1-Oct-22
4538625    STILLWATER       MN          55082           SFD        8.750         7.750         $836.59       360          1-Dec-22
4538631    DOYLESTOWN       PA          18901           SFD        8.000         7.730       $1,839.19       360          1-May-26
4539185    DENVER           CO          80210           SFD        8.500         7.750       $1,310.23       360          1-May-26
4539235    DULUTH           MN          55804           SFD        8.375         7.750       $1,386.38       360          1-May-26
4542270    SCOTTSDALE       AZ          85262           SFD        8.375         7.750       $1,900.18       360          1-Oct-26
4542290    TIMONIUM         MD          21093           SFD        8.500         7.750       $1,883.84       360          1-Oct-26
4542293    GREEN OAK        MI          48178           SFD        8.500         7.750       $1,806.95       360          1-Jul-26
4542712    VILLA PARK       CA          92861           SFD        8.000         7.730       $2,935.06       360          1-Aug-26
4542716    LOS ANGELES      CA          90049           SFD        8.500         7.750       $2,498.97       360          1-Aug-26
4542718    IRVINE           CA          92606           SFD        8.500         7.750       $1,660.85       360          1-Sep-26
4542727    SAN RAMON        CA          94583           SFD        8.500         7.750       $2,400.55       360          1-Sep-26
4542729    OJAI             CA          93023           SFD        8.750         7.750       $3,219.57       360          1-Aug-26
4542736    ARCADIA          CA          91007           SFD        8.375         7.750       $1,921.46       360          1-Sep-26
4542740    SAN DIEGO        CA          92131           SFD        8.375         7.750       $2,154.80       360          1-Aug-26
4542743    NAPA             CA          94558           SFD        8.125         7.750       $2,138.40       360          1-Sep-26
4542744    UPLAND           CA          91784           SFD        8.625         7.750       $1,928.92       360          1-Sep-26
4542753    STUDIO CITY      CA          91604           SFD        8.500         7.750       $2,860.36       360          1-Sep-26
4542754    LAS VEGAS        NV          89110           SFD        8.000         7.730       $1,805.06       360          1-Jul-26
4542763    SAN DIEGO        CA          92127           SFD        8.000         7.730       $1,834.41       360          1-Aug-26
4542768    MILL VALLEY      CA          94941           SFD        8.500         7.750       $3,444.73       360          1-Sep-26
4542769    TARZANA          CA          91356           SFD        8.750         7.750       $2,950.13       360          1-Aug-26
4542773    DANA POINT       CA          92629           SFD        8.250         7.750       $2,674.51       360          1-Sep-26
4542774    CUPERTINO        CA          95014           PUD        8.125         7.750       $1,897.82       360          1-Sep-26
4542782    TRUCKEE          CA          96161           SFD        8.750         7.750       $2,100.49       360          1-Aug-26
4542787    LA JOLLA         CA          92037           SFD        8.750         7.750       $5,113.55       360          1-Aug-26
4542795    YORBA LINDA      CA          92886           SFD        8.375         7.750       $2,220.17       360          1-Sep-26
4542818    OMAHA            NE          68144           SFD        8.625         7.750        $ 544.45       360          1-Jul-26
4542821    SAN JOSE         CA          95125           SFD        8.750         7.750       $1,938.43       360          1-Sep-26
4542822    LOS ANGELES      CA          90045           SFD        8.375         7.750       $2,493.04       360          1-Sep-26
4542826    SAN FRANCISCO    CA          94123           LCO        8.500         7.750       $2,737.33       360          1-Sep-26
4542827    SAN RAFAEL       CA          94903           SFD        8.500         7.750       $1,870.00       360          1-Sep-26
4542831    SEAL BEACH       CA          90740           SFD        8.750         7.750       $2,753.45       360          1-Sep-26
4542832    OAKLAND          CA          94611           SFD        8.250         7.750       $2,028.42       360          1-Sep-26
4542834    DANVILLE         CA          94506           SFD        8.625         7.750       $3,577.83       360          1-Aug-26
4542836    WHITTIER         CA          90602           SFD        8.375         7.750       $1,884.98       360          1-Sep-26
4542839    TORRANCE         CA          90503           SFD        8.750         7.750       $1,982.49       360          1-Sep-26
4542841    DEL MAR          CA          92014           SFD        8.625         7.750       $3,733.39       360          1-Sep-26
4542843    SANTA ANA        CA          92706           SFD        8.250         7.750       $2,618.16       360          1-Sep-26
4542847    WESTLAKE VILL    CA          91362           SFD        8.500         7.750       $2,229.08       360          1-Sep-26
4542848    THOUSAND OAKS    CA          91361           SFD        8.250         7.750       $2,693.29       360          1-Sep-26
4542850    SANTA BARBARA    CA          93105           SFD        8.125         7.750       $1,669.50       360          1-Sep-26
4543034    LOVELAND         OH          45140           SFD        8.000         7.730       $1,981.17       360          1-Aug-26
4543039    OXNARD           CA          93035           SFD        8.750         7.750       $3,146.80       360          1-Aug-26
4543042    WACO             TX          76708           SFD        8.250         7.750       $1,990.86       360          1-Jul-26
4543085    LAWRENCEVILLE    NJ          08648           SFD        8.625         7.750       $1,855.03       360          1-Sep-26
4543090    CARY             NC          27513           SFD        8.000         7.730       $1,819.74       360          1-Sep-26
4543625    BETHESDA         MD          20817           SFD        8.375         7.750       $2,166.21       360          1-Sep-26
4543653    DARNESTOWN       MD          20878           SFD        8.000         7.730       $2,462.52       360          1-Sep-26
4543659    GAHANNA          OH          43230           SFD        8.250         7.750       $2,057.72       360          1-Sep-26
4543670    CHARLOTTESVIL    VA          22901           SFD        9.125         7.750       $1,877.87       360          1-Sep-26
4543674    FAIRFAX          VA          22030           SFD        7.875         7.605       $1,856.18       360          1-Sep-26
4543678    MARIETTA         GA          30068           SFD        8.500         7.750       $1,968.42       360          1-Sep-26
4543693    LA JOLLA         CA          92037           SFD        8.625         7.750       $2,426.70       360          1-Sep-26
4543697    SAN JOSE         CA          95120           SFD        8.500         7.750       $2,183.71       360          1-Sep-26
4543705    CAMPBELL         CA          95008           SFD        8.500         7.750       $2,189.87       360          1-Sep-26
4543712    SANTA MONICA     CA          90402           SFD        8.250         7.750       $1,750.45       360          1-Sep-26
4543970    SAN CARLOS       CA          94070           SFD        8.625         7.750       $2,862.27       360          1-Sep-26
4543973    FUQUAY-VARINA    NC          27526           SFD        8.500         7.750         $553.62       360          1-Sep-26
4543981    BETHESDA         MD          20817           SFD        7.875         7.605       $1,892.44       360          1-Sep-26
4543987    RICHBORO         PA          18954           SFD        8.125         7.750       $2,376.00       360          1-Oct-26
4544010    RICHMOND         VA          23233           SFD        8.375         7.750       $2,341.03       360          1-Aug-26
4544179    LA CANADA FLI    CA          91011           SFD        8.500         7.750       $1,806.18       360          1-Aug-26
4544185    JACKSON          WY          83001           SFD        8.250         7.750       $2,103.55       360          1-Sep-26
4544187    SALINAS          CA          93907           SFD        8.625         7.750       $1,928.92       360          1-Sep-26
4544191    SANTA ANA        CA          92705           SFD        8.750         7.750       $3,520.48       360          1-Sep-26
4544210    ORANGE BEACH     AL          36561           SFD        8.750         7.750       $3,221.54       360          1-Sep-26
4544219    NEWPORT BEACH    CA          92663           SFD        9.000         7.750       $2,854.40       360          1-Aug-26
4544235    BRENTWOOD        TN          37027           SFD        7.875         7.605       $2,501.49       360          1-Sep-26
4544284    LOVELAND         CO          80537           SFD        8.750         7.750       $2,015.92       360          1-Jul-26
4544312    KAYSVILLE        UT          84037           SFD        8.500         7.750       $2,306.75       360          1-Sep-26
4544321    BERNARDS         NJ          07902           SFD        8.375         7.750       $1,903.22       360          1-Oct-26
4544324    ANN ARBOR        MI          48103           SFD        7.875         7.605       $2,094.73       360          1-Jul-26
4544333    RENO             NV          89509           SFD        7.875         7.605       $2,283.97       360          1-Sep-26
4544338    CLARK            NJ          07066           LCO        8.875         7.750         $397.82       360          1-Oct-26
4544381    CHINO HILLS      CA          91709           SFD        8.250         7.750       $1,863.14       360          1-Sep-26
4544385    BREA             CA          92621           SFD        9.625         7.750       $2,220.60       360          1-Sep-26
4544391    FAYETTEVILLE     GA          30214           SFD        8.125         7.750       $1,690.67       360          1-Oct-26
4544392    SAUSALITO        CA          94965           LCO        8.750         7.750       $2,454.51       360          1-Oct-26
4544399    ROCKVILLE        MD          20850           PUD        9.000         7.750       $1,925.46       360          1-Sep-26
4544678    WATCHUNG         NJ          07060           SFD        9.000         7.750       $3,218.49       360          1-Oct-26
4544694    NORTHVILLE       MI          48167           SFD        8.500         7.750       $2,189.10       360          1-Aug-26
4544705    HINSDALE         IL          60521           SFD        8.625         7.750       $4,579.24       360          1-Oct-26
4544725    BOARDMAN         OH          44512           SFD        8.625         7.750       $1,832.47       360          1-Oct-26
4544729    TALLAHASSEE      FL          32311           SFD        8.625         7.750       $2,176.26       360          1-Sep-26
4544742    PORT ORCHARD     WA          98366           SFD        8.500         7.750       $1,562.05       360          1-Sep-26
4544750    LAGRANGE         KY          40031           SFD        8.750         7.750       $2,762.89       360          1-Sep-26
4544757    LOS ANGELES      CA          90045           SFD        8.375         7.750       $1,824.17       360          1-Sep-26
4544770    PARK CITY        UT          84060           LCO        8.625         7.750       $2,086.81       360          1-Jul-26
4544775    MILLIS           MA          02054           SFD        8.750         7.750       $2,297.17       360          1-Jul-26
4545218    SAN MATEO        CA          94402           SFD        8.500         7.750       $3,798.43       360          1-Oct-26
4545220    GLENDALE         CA          91205           SFD        8.500         7.750       $1,768.50       360          1-Oct-26
4545227    DUBLIN           OH          43017           SFD        8.750         7.750       $2,423.04       360          1-Sep-26
4545432    LA JOLLA         CA          92037           SFD        8.500         7.750       $2,860.36       360          1-Oct-26
4545439    ORANGE           CA          92665           SFD        8.500         7.750       $1,522.45       360          1-Oct-26
4545444    SAN DIEGO        CA          92131           SFD        8.625         7.750       $1,853.08       360          1-Oct-26
4545681    TACOMA           WA          98499           SFD        8.625         7.750       $5,798.43       360          1-Sep-26
4545758    ATLANTA          GA          30331           SFD        8.375         7.750       $1,840.51       360          1-Sep-26
4545886    MORGAN HILL      CA          95037           SFD        8.250         7.750       $2,493.27       360          1-Sep-26
4545994    HERNDON          VA          22071           SFD        8.500         7.750       $2,322.12       360          1-Oct-26
4546000    READING          MA          01867           SFD        8.250         7.750       $2,283.10       360          1-Oct-26
4546346    COLORADO SPRI    CO          80920           SFD        8.500         7.750       $1,970.35       360          1-Sep-26
4546501    THORNEWOOD       NY          10594           LCO        9.125         7.750       $2,074.77       360          1-Sep-26
4546511    GENEVA           IL          60134           SFD        8.875         7.750       $2,275.55       360          1-Sep-26
4546515    BELLEVUE         WA          98005           SFD        8.000         7.730       $2,201.29       360          1-Sep-26
4546524    GARDEN CITY B    SC          29576           SFD        8.250         7.750       $3,005.07       360          1-Sep-26
4546551    WAYZATA          MN          55391           SFD        8.750         7.750       $3,430.01       360          1-Sep-26
4546555    SANTA CLARA      CA          95051           SFD        8.250         7.750       $2,201.21       360          1-Sep-26
4546559    GRAND JUNCTIO    CO          81503           SFD        9.000         7.750       $3,541.14       360          1-Sep-26
4546566    SAN JOSE         CA          95124           SFD        8.000         7.730       $2,127.92       360          1-Sep-26
4546571    ESSEX            MA          01929           SFD        8.875         7.750       $2,416.78       360          1-Sep-26
4546572    SANDIA PARK      NM          87047           SFD        8.375         7.750       $1,945.78       360          1-Sep-26
4546576    MIAMI            FL          33156           SFD        8.500         7.750       $5,382.39       360          1-Sep-26
4546577    CUMMING          GA          30130           SFD        8.500         7.750       $2,387.48       360          1-Sep-26
4546583    SANTA CRUZ       CA          95065           SFD        8.000         7.730       $2,641.56       360          1-Sep-26
4546584    BETHESDA         MD          20817           SFD        8.375         7.750       $1,824.18       360          1-Sep-26
4546590    PLANO            TX          75093           SFD        8.500         7.750       $2,031.47       360          1-Sep-26
4546597    FT. WASHINGTO    MD          20744           SFD        8.500         7.750       $3,383.22       360          1-Sep-26
4546609    FORT LAUDERDA    FL          33327           SFD        8.250         7.750       $2,346.21       360          1-Sep-26
4546612    LITTLE ROCK      AR          72207           SFD        8.625         7.750       $2,605.59       360          1-Sep-26
4546617    RIDGEFIELD       CT          06877           SFD        8.250         7.750       $2,193.70       360          1-Sep-26
4546619    DENVILLE         NJ          07834           SFD        9.000         7.750       $2,092.02       360          1-Sep-26
4546620    MIDLOTHIAN       TX          76065           SFD        8.500         7.750       $2,183.71       360          1-Sep-26
4546621    WALNUT CREEK     CA          94598           SFD        8.500         7.750       $2,275.98       360          1-Sep-26
4546623    OVILLA           TX          75154           SFD        8.500         7.750       $1,876.15       360          1-Sep-26
4546626    OSSINING         NY          10562           SFD        8.375         7.750       $1,786.17       360          1-Sep-26
4546627    BLOOMFIELD HI    MI          48301           SFD        8.750         7.750       $2,655.12       360          1-Sep-26
4546634    ENGLEWOOD        CO          80111           SFD        9.000         7.750       $2,011.56       360          1-Sep-26
4546745    SCOTTSDALE       AZ          85268           SFD        8.625         7.750       $2,052.98       360          1-Aug-26
4546753    LITTLE COMPTO    RI          02837           SFD        8.500         7.750       $2,691.20       360          1-Sep-26
4546758    MURFREESBORO     TN          37129           SFD        8.375         7.750       $2,506.72       360          1-Sep-26
4546766    WEST LINN        OR          97068           SFD        8.625         7.750       $1,887.70       360          1-Sep-26
4546773    BISMARCK         ND          58504           SFD        8.500         7.750       $1,776.19       360          1-Sep-26
4546805    LAUREL           MD          20723           SFD        8.500         7.750       $1,753.12       360          1-Oct-26
4546813    PORTLAND         ME          04102           SFD        8.625         7.750       $2,115.59       360          1-Sep-26
4546843    SAN ANTONIO      TX          78216           SFD        8.500         7.750       $2,076.07       360          1-Sep-26
4546854    NOVI             MI          48374           SFD        8.500         7.750       $1,876.15       360          1-Sep-26
4546856    BOULDER          CO          80304           SFD        8.375         7.750       $2,553.85       360          1-Sep-26
4547051    ENCINO           CA          91316           SFD        8.875         7.750       $2,784.76       360          1-Sep-26
4547946    MORTON GROVE     IL          60053           SFD        8.625         7.750       $2,313.92       360          1-Oct-26
4547997    LAKELAND         FL          33813           SFD        8.125         7.750       $3,563.99       360          1-Oct-26
4548024    DOUGLASTON       NY          11363           SFD        8.500         7.750       $2,737.33       360          1-Sep-26
4548025    IRVINE           CA          92714           SFD        8.375         7.750       $2,189.01       360          1-Sep-26
4548059    SAN DIMAS        CA          91773           SFD        8.375         7.750       $1,922.98       360          1-Sep-26
4548068    ALAMO HEIGHTS    TX          78209           SFD        8.500         7.750       $2,275.99       360          1-Aug-26
4548080    NOVI             MI          48374           SFD        8.500         7.750       $2,664.29       360          1-Sep-26
4548615    ROCKAWAY         NJ          07866           SFD        8.500         7.750       $1,753.12       360          1-Oct-26
4549540    APPLE VALLEY     MN          55124           SFD        8.500         7.750       $1,876.15       360          1-Jul-26
4550207    MEMPHIS          TN          38133           SFD        8.250         7.750       $2,069.74       360          1-Sep-26
4550552    POWELL           OH          43065           SFD        8.500         7.750       $2,595.08       360          1-Sep-26
4550800    SANTA FE         NM          87501           SFD        8.125         7.750       $2,264.62       360          1-Oct-26
4550804    POTOMAC          MD          20854           PUD        7.875         7.605       $3,341.12       360          1-Oct-26
4550810    BEAVERCREEK      OH          45431           SFD        8.750         7.750       $1,925.85       360          1-Nov-26
4550854    CONCORD          NC          28027           SFD        8.250         7.750       $1,727.92       360          1-Nov-26
4550862    KNOXVILLE        TN          37922           SFD        8.500         7.750       $1,882.31       360          1-Nov-26
4550869    POMPANO BEACH    FL          33060           SFD        9.000         7.750       $1,126.47       360          1-Oct-26
4550877    BROOKEVILLE      MD          20833           SFD        8.375         7.750       $2,584.25       360          1-Nov-26
4550894    VALENCIA         CA          91354           SFD        8.500         7.750       $2,128.74       360          1-Oct-26
4550901    MESA             AZ          85215           SFD        8.625         7.750       $2,605.60       360          1-Oct-26
4552145    BARRINGTON       IL          60010           SFD        9.125         7.750       $4,973.33       360          1-Nov-26
4552148    WEST DUNDEE      IL          60118           SFD        8.500         7.750       $3,044.90       360          1-Nov-26
4552153    HOLLAND          OH          43528           SFD        8.750         7.750       $2,643.32       360          1-Nov-26
4552167    LORTON           VA          22079           SFD        8.750         7.750       $2,478.11       360          1-Nov-26
4552494    FORT LAUDERDA    FL          33326           SFD        8.375         7.750       $2,496.08       360          1-Oct-26
4552530    GLENDALE         AZ          85308           SFD        8.500         7.750       $1,840.78       360          1-Nov-26
4552775    ATHENS           GA          30606           SFD        8.250         7.750       $2,129.84       360          1-Oct-26
4554280    DULUTH           GA          30155           SFD        8.000         7.730       $2,618.08       360          1-Nov-26
4554430    DELRAY BEACH     FL          33446           SFD        8.500         7.750       $2,575.87       360          1-Oct-26
4555037    NASHVILLE        TN          37205           SFD        8.375         7.750       $1,793.78       360          1-Oct-26







(i)                (ix)            (x)         (xi)           (xii)       (xiii)         (xiv)         (xv)         (xvi)
--------      --------------     ------      ---------   ----------    --------     -----------  -----------   -----------
                  CUT-OFF
MORTGAGE           DATE                                    MORTGAGE                    T.O.P.        MASTER        FIXED
LOAN             PRINCIPAL                                 INSURANCE     SERVICE      MORTGAGE      SERVICE      RETAINED
NUMBER            BALANCE         LTV         SUBSIDY        CODE          FEE          LOAN          FEE          YIELD
--------      --------------      ------      ---------   ----------    --------     -----------  -----------   -----------
4526739         $117,197.04       80.00                                   0.250                      0.020         0.855
4538025         $309,303.06       89.85                       01          0.250                      0.020         0.230
4538617         $195,635.77       30.15                                   0.250                      0.020         0.355
4538625         $102,840.95       70.00                                   0.250                      0.020         0.730
4538631         $249,448.86       90.00                       01          0.250                      0.020         0.000
4539185         $169,661.84       80.00                                   0.250                      0.020         0.480
4539235         $181,589.53       80.00                                   0.250                      0.020         0.355
4542270         $249,688.14       73.70                                   0.250                      0.020         0.355
4542290         $244,702.11       57.99                                   0.250                      0.020         0.480
4542293         $234,278.01       79.66                                   0.250                      0.020         0.480
4542712         $397,198.13       48.78                                   0.250                      0.020         0.000
4542716         $324,204.04       56.72                                   0.250                      0.020         0.480
4542718         $215,604.66       80.00                                   0.250                      0.020         0.480
4542727         $311,628.58       79.99                                   0.250                      0.020         0.480
4542729         $408,096.37       55.68                                   0.250                      0.020         0.730
4542736         $252,166.59       80.00                                   0.250                      0.020         0.355
4542740         $282,787.76       90.00                       11          0.250                      0.020         0.355
4542743         $287,430.99       60.00                                   0.250                      0.020         0.105
4542744         $247,557.58       80.00                                   0.250                      0.020         0.605
4542753         $371,319.12       80.00                                   0.250                      0.020         0.480
4542754         $245,163.62       79.35                                   0.250                      0.020         0.000
4542763         $249,322.29       79.37                                   0.250                      0.020         0.000
4542768         $447,180.02       80.00                                   0.250                      0.020         0.480
4542769         $374,127.50       60.14                                   0.250                      0.020         0.730
4542773         $355,314.28       80.00                                   0.250                      0.020         0.230
4542774         $255,095.01       80.00                                   0.250                      0.020         0.105
4542782         $266,378.79       77.39                                   0.250                      0.020         0.730
4542787         $648,487.69       71.43                                   0.250                      0.020         0.730
4542795         $291,147.32       94.99                       12          0.250                      0.020         0.355
4542818          $69,790.39       70.00                                   0.250                      0.020         0.605
4542821         $245,971.60       80.00                                   0.250                      0.020         0.730
4542822         $327,384.10       80.00                                   0.250                      0.020         0.355
4542826         $355,348.42       71.92                                   0.250                      0.020         0.480
4542827         $242,754.86       80.00                                   0.250                      0.020         0.480
4542831         $349,391.49       68.63                                   0.250                      0.020         0.730
4542832         $269,479.93       56.16                                   0.250                      0.020         0.230
4542834         $458,901.91       80.00                                   0.250                      0.020         0.605
4542836         $247,503.96       80.00                                   0.250                      0.020         0.355
4542839         $251,561.85       90.00                       12          0.250                      0.020         0.730
4542841         $479,143.70       70.59                                   0.250                      0.020         0.605
4542843         $347,828.74       85.00                       12          0.250                      0.020         0.230
4542847         $289,369.39       79.42                                   0.250                      0.020         0.480
4542848         $357,809.47       54.44                                   0.250                      0.020         0.230
4542850         $224,405.77       79.99                                   0.250                      0.020         0.105
4543034         $269,268.04       75.98                                   0.250                      0.020         0.000
4543039         $399,069.36       68.97                                   0.250                      0.020         0.730
4543042         $264,143.38       89.83                       12          0.250                      0.020         0.230
4543085         $238,074.53       90.00                       12          0.250                      0.020         0.605
4543090         $247,497.44       80.00                                   0.250                      0.020         0.000
4543625         $284,464.84       67.86                                   0.250                      0.020         0.355
4543653         $334,908.22       80.00                                   0.250                      0.020         0.000
4543659         $273,372.41       77.39                                   0.250                      0.020         0.230
4543670         $230,405.99       80.00                                   0.250                      0.020         1.105
4543674         $255,467.98       79.75                                   0.250                      0.020         0.000
4543678         $255,531.43       80.00                                   0.250                      0.020         0.480
4543693         $311,443.42       80.00                                   0.250                      0.020         0.605
4543697         $283,480.21       79.11                                   0.250                      0.020         0.480
4543705         $284,278.71       80.00                                   0.250                      0.020         0.480
4543712         $232,047.77       38.83                                   0.250                      0.020         0.230
4543970         $367,343.50       80.00                                   0.250                      0.020         0.605
4543973          $71,868.21       59.02                                   0.250                      0.020         0.480
4543981         $260,457.57       90.00                       06          0.250                      0.020         0.000
4543987         $319,367.75       79.21                                   0.250                      0.020         0.105
4544010         $307,226.16       80.00                                   0.250                      0.020         0.355
4544179         $234,324.66       90.00                       33          0.250                      0.020         0.480
4544185         $279,460.66       50.91                                   0.250                      0.020         0.230
4544187         $247,557.58       80.00                                   0.250                      0.020         0.605
4544191         $446,721.97       85.00                       01          0.250                      0.020         0.730
4544210         $408,788.03       45.50                                   0.250                      0.020         0.730
4544219         $353,966.14       54.58                                   0.250                      0.020         0.980
4544235         $344,283.03       67.65                                   0.250                      0.020         0.000
4544284         $255,502.01       78.36                                   0.250                      0.020         0.730
4544312         $299,260.27       78.95                                   0.250                      0.020         0.480
4544321         $250,087.64       80.00                                   0.250                      0.020         0.355
4544324         $287,688.12       90.00                       01          0.250                      0.020         0.000
4544333         $314,345.37       75.90                                   0.250                      0.020         0.000
4544338          $49,943.73       22.62                                   0.250                      0.020         0.855
4544381         $247,522.31       80.00                                   0.250                      0.020         0.230
4544385         $260,831.02       95.00                       12          0.250                      0.020         1.605
4544391         $227,401.09       90.00                       12          0.250                      0.020         0.105
4544392         $311,639.67       80.00                                   0.250                      0.020         0.730
4544399         $238,189.29       90.00                       12          0.250                      0.020         0.980
4544678         $399,561.38       64.52                                   0.250                      0.020         0.980
4544694         $284,002.73       79.99                                   0.250                      0.020         0.480
4544705         $583,440.15       75.00                                   0.250                      0.020         0.605
4544725         $235,320.82       94.96                       12          0.250                      0.020         0.605
4544729         $279,300.84       75.62                                   0.250                      0.020         0.605
4544742         $202,778.17       71.28                                   0.250                      0.020         0.480
4544750         $350,488.67       88.98                       12          0.250                      0.020         0.730
4544757         $239,549.36       73.85                                   0.250                      0.020         0.355
4544770         $267,496.52       89.99                       12          0.250                      0.020         0.605
4544775         $291,147.64       80.00                                   0.250                      0.020         0.730
4545218         $493,399.36       80.00                                   0.250                      0.020         0.480
4545220         $229,720.35       62.16                                   0.250                      0.020         0.480
4545227         $307,464.49       80.00                                   0.250                      0.020         0.730
4545432         $371,547.68       80.00                                   0.250                      0.020         0.480
4545439         $197,759.25       92.09                       01          0.250                      0.020         0.480
4545444         $237,967.67       79.95                                   0.250                      0.020         0.605
4545681         $744,170.04       70.00                                   0.250                      0.020         0.605
4545758         $241,695.33       94.99                       17          0.250                      0.020         0.355
4545886         $331,235.74       75.00                                   0.250                      0.020         0.230
4545994         $301,365.70       79.97                                   0.250                      0.020         0.480
4546000         $303,511.09       79.99                                   0.250                      0.020         0.230
4546346         $255,524.62       69.82                                   0.250                      0.020         0.480
4546501         $254,589.77       75.00                                   0.250                      0.020         1.105
4546511         $285,515.44       89.94                       01          0.250                      0.020         0.855
4546515         $296,974.08       60.00                                   0.250                      0.020         0.000
4546524         $399,220.53       62.50                                   0.250                      0.020         0.230
4546551         $435,241.98       80.00                                   0.250                      0.020         0.730
4546555         $292,435.64       71.46                                   0.250                      0.020         0.230
4546559         $439,373.41       88.91                       06          0.250                      0.020         0.980
4546566         $289,412.34       80.00                                   0.250                      0.020         0.000
4546571         $303,235.32       75.00                                   0.250                      0.020         0.855
4546572         $255,519.33       80.00                                   0.250                      0.020         0.355
4546576         $698,718.79       80.00                                   0.250                      0.020         0.480
4546577         $309,931.67       90.00                       06          0.250                      0.020         0.480
4546583         $359,270.48       78.43                                   0.250                      0.020         0.000
4546584         $239,549.33       80.00                                   0.250                      0.020         0.355
4546590         $263,716.43       95.00                       11          0.250                      0.020         0.480
4546597         $439,194.67       80.00                                   0.250                      0.020         0.480
4546609         $311,092.24       79.99                                   0.250                      0.020         0.230
4546612         $334,402.39       83.75                       13          0.250                      0.020         0.605
4546617         $291,437.55       80.00                                   0.250                      0.020         0.230
4546619         $259,429.85       55.01                                   0.250                      0.020         0.980
4546620         $283,480.21       80.00                                   0.250                      0.020         0.480
4546621         $295,458.25       80.00                                   0.250                      0.020         0.480
4546623         $243,553.40       80.00                                   0.250                      0.020         0.480
4546626         $234,558.73       75.81                                   0.250                      0.020         0.355
4546627         $336,913.20       75.00                                   0.250                      0.020         0.730
4546634         $249,587.24       63.29                                   0.250                      0.020         0.980
4546745         $263,319.89       79.99                                   0.250                      0.020         0.605
4546753         $349,359.38       83.33                       12          0.250                      0.020         0.480
4546758         $329,180.73       89.99                       01          0.250                      0.020         0.355
4546766         $242,267.03       89.99                       12          0.250                      0.020         0.605
4546773         $230,577.20       79.66                                   0.250                      0.020         0.480
4546805         $227,722.78       80.00                                   0.250                      0.020         0.480
4546813         $271,514.76       80.00                                   0.250                      0.020         0.605
4546843         $269,505.80       75.00                                   0.250                      0.020         0.480
4546854         $243,553.40       80.00                                   0.250                      0.020         0.480
4546856         $335,369.06       79.43                                   0.250                      0.020         0.355
4547051         $349,406.98       63.52                                   0.250                      0.020         0.855
4547946         $297,147.46       85.00                       01          0.250                      0.020         0.605
4547997         $479,369.89       70.66                                   0.250                      0.020         0.105
4548024         $355,340.78       80.00                                   0.250                      0.020         0.480
4548025         $287,459.21       80.00                                   0.250                      0.020         0.355
4548059         $252,524.95       77.85                                   0.250                      0.020         0.355
4548068         $295,275.06       80.00                                   0.250                      0.020         0.480
4548080         $345,865.79       90.00                       12          0.250                      0.020         0.480
4548615         $227,722.78       76.51                                   0.250                      0.020         0.480
4549540         $243,250.37       80.00                                   0.250                      0.020         0.480
4550207         $274,969.33       95.00                       11          0.250                      0.020         0.230
4550552         $336,882.29       75.00                                   0.250                      0.020         0.480
4550800         $304,599.61       50.41                                   0.250                      0.020         0.105
4550804         $460,163.68       79.85                                   0.250                      0.020         0.000
4550810         $244,559.15       81.06                                   0.250                      0.020         0.730
4550854         $229,853.33       79.31                                   0.250                      0.020         0.230
4550862         $244,501.69       90.00                       06          0.250                      0.020         0.480
4550869         $139,846.49       68.29                                   0.250                      0.020         0.980
4550877         $339,788.67       66.67                                   0.250                      0.020         0.355
4550894         $276,513.37       79.96                                   0.250                      0.020         0.480
4550901         $334,603.00       78.82                                   0.250                      0.020         0.605
4552145         $610,924.72       74.54                                   0.250                      0.020         1.105
4552148         $395,760.10       76.15                                   0.250                      0.020         0.480
4552153         $335,806.68       80.00                                   0.250                      0.020         0.730
4552167         $314,818.77       90.00                       12          0.250                      0.020         0.730
4552494         $327,990.33       79.98                                   0.250                      0.020         0.355
4552530         $239,148.28       70.00                                   0.250                      0.020         0.480
4552775         $283,137.20       90.00                       13          0.250                      0.020         0.230
4554280         $356,560.59       80.00                                   0.250                      0.020         0.000
4554430         $334,592.68       72.83                                   0.250                      0.020         0.480
4555037         $235,705.58       80.00                                   0.250                      0.020         0.355

             $51,415,149.45



COUNT:                  171
WAC:                 8.4844
WAM:            356.7831182
WALTV:              76.8279










NASCOR
NMI /
1996-9
20 & 30 YEAR



(i)          (xvii)                             (xviii)
-----        -----------                        -----------

MORTGAGE                                        NMI
LOAN                                            LOAN
NUMBER       SERVICER                           SELLER
--------     ---------------------------        --------------------------
4526739      HOMESIDE LENDING                   HOMESIDE LENDING
4538025      FIRST BANK NATIONAL ASSOC.         FIRST BANK NATIONAL ASSOC.
4538617      FIRST BANK NATIONAL ASSOC.         FIRST BANK NATIONAL ASSOC.
4538625      FIRST BANK NATIONAL ASSOC.         FIRST BANK NATIONAL ASSOC.
4538631      FIRST BANK NATIONAL ASSOC.         FIRST BANK NATIONAL ASSOC.
4539185      FIRST BANK NATIONAL ASSOC.         FIRST BANK NATIONAL ASSOC.
4539235      FIRST BANK NATIONAL ASSOC.         FIRST BANK NATIONAL ASSOC.
4542270      COUNTRYWIDE FUNDING CORP           COUNTRYWIDE FUNDING CORP
4542290      COUNTRYWIDE FUNDING CORP           COUNTRYWIDE FUNDING CORP
4542293      COUNTRYWIDE FUNDING CORP           COUNTRYWIDE FUNDING CORP
4542712      COUNTRYWIDE FUNDING CORP.          COUNTRYWIDE FUNDING CORP.
4542716      COUNTRYWIDE FUNDING CORP.          COUNTRYWIDE FUNDING CORP.
4542718      COUNTRYWIDE FUNDING CORP.          COUNTRYWIDE FUNDING CORP.
4542727      COUNTRYWIDE FUNDING CORP.          COUNTRYWIDE FUNDING CORP.
4542729      COUNTRYWIDE FUNDING CORP.          COUNTRYWIDE FUNDING CORP.
4542736      COUNTRYWIDE FUNDING CORP.          COUNTRYWIDE FUNDING CORP.
4542740      COUNTRYWIDE FUNDING CORP.          COUNTRYWIDE FUNDING CORP.
4542743      COUNTRYWIDE FUNDING CORP.          COUNTRYWIDE FUNDING CORP.
4542744      COUNTRYWIDE FUNDING CORP.          COUNTRYWIDE FUNDING CORP.
4542753      COUNTRYWIDE FUNDING CORP.          COUNTRYWIDE FUNDING CORP.
4542754      COUNTRYWIDE FUNDING CORP.          COUNTRYWIDE FUNDING CORP.
4542763      COUNTRYWIDE FUNDING CORP.          COUNTRYWIDE FUNDING CORP.
4542768      COUNTRYWIDE FUNDING CORP.          COUNTRYWIDE FUNDING CORP.
4542769      COUNTRYWIDE FUNDING CORP.          COUNTRYWIDE FUNDING CORP.
4542773      COUNTRYWIDE FUNDING CORP.          COUNTRYWIDE FUNDING CORP.
4542774      COUNTRYWIDE FUNDING CORP.          COUNTRYWIDE FUNDING CORP.
4542782      COUNTRYWIDE FUNDING CORP.          COUNTRYWIDE FUNDING CORP.
4542787      COUNTRYWIDE FUNDING CORP.          COUNTRYWIDE FUNDING CORP.
4542795      COUNTRYWIDE FUNDING CORP.          COUNTRYWIDE FUNDING CORP.
4542818      COUNTRYWIDE FUNDING CORP.          COUNTRYWIDE FUNDING CORP.
4542821      COUNTRYWIDE FUNDING CORP.          COUNTRYWIDE FUNDING CORP.
4542822      COUNTRYWIDE FUNDING CORP.          COUNTRYWIDE FUNDING CORP.
4542826      COUNTRYWIDE FUNDING CORP.          COUNTRYWIDE FUNDING CORP.
4542827      COUNTRYWIDE FUNDING CORP.          COUNTRYWIDE FUNDING CORP.
4542831      COUNTRYWIDE FUNDING CORP.          COUNTRYWIDE FUNDING CORP.
4542832      COUNTRYWIDE FUNDING CORP.          COUNTRYWIDE FUNDING CORP.
4542834      COUNTRYWIDE FUNDING CORP.          COUNTRYWIDE FUNDING CORP.
4542836      COUNTRYWIDE FUNDING CORP.          COUNTRYWIDE FUNDING CORP.
4542839      COUNTRYWIDE FUNDING CORP.          COUNTRYWIDE FUNDING CORP.
4542841      COUNTRYWIDE FUNDING CORP.          COUNTRYWIDE FUNDING CORP.
4542843      COUNTRYWIDE FUNDING CORP.          COUNTRYWIDE FUNDING CORP.
4542847      COUNTRYWIDE FUNDING CORP.          COUNTRYWIDE FUNDING CORP.
4542848      COUNTRYWIDE FUNDING CORP.          COUNTRYWIDE FUNDING CORP.
4542850      COUNTRYWIDE FUNDING CORP.          COUNTRYWIDE FUNDING CORP.
4543034      COUNTRYWIDE FUNDING CORP.          COUNTRYWIDE FUNDING CORP.
4543039      COUNTRYWIDE FUNDING CORP.          COUNTRYWIDE FUNDING CORP.
4543042      COUNTRYWIDE FUNDING CORP.          COUNTRYWIDE FUNDING CORP.
4543085      COUNTRYWIDE FUNDING CORP.          COUNTRYWIDE FUNDING CORP.
4543090      COUNTRYWIDE FUNDING CORP.          COUNTRYWIDE FUNDING CORP.
4543625      NATIONAL CITY MORTGAGE CO.         NATIONAL CITY MORTGAGE CO.
4543653      NATIONAL CITY MORTGAGE CO.         NATIONAL CITY MORTGAGE CO.
4543659      NATIONAL CITY MORTGAGE CO.         NATIONAL CITY MORTGAGE CO.
4543670      NATIONAL CITY MORTGAGE CO.         NATIONAL CITY MORTGAGE CO.
4543674      NATIONAL CITY MORTGAGE CO.         NATIONAL CITY MORTGAGE CO.
4543678      NATIONAL CITY MORTGAGE CO.         NATIONAL CITY MORTGAGE CO.
4543693      COUNTRYWIDE FUNDING CORP.          COUNTRYWIDE FUNDING CORP.
4543697      COUNTRYWIDE FUNDING CORP.          COUNTRYWIDE FUNDING CORP.
4543705      COUNTRYWIDE FUNDING CORP.          COUNTRYWIDE FUNDING CORP.
4543712      COUNTRYWIDE FUNDING CORP.          COUNTRYWIDE FUNDING CORP.
4543970      COUNTRYWIDE FUNDING CORP.          COUNTRYWIDE FUNDING CORP.
4543973      NATIONAL CITY MORTGAGE CO.         NATIONAL CITY MORTGAGE CO.
4543981      NATIONAL CITY MORTGAGE CO.         NATIONAL CITY MORTGAGE CO.
4543987      NATIONAL CITY MORTGAGE CO.         NATIONAL CITY MORTGAGE CO.
4544010      SUNTRUST MORTGAGE, INC.            SUNTRUST MORTGAGE, INC.
4544179      COUNTRYWIDE FUNDING CORP.          COUNTRYWIDE FUNDING CORP.
4544185      COUNTRYWIDE FUNDING CORP.          COUNTRYWIDE FUNDING CORP.
4544187      COUNTRYWIDE FUNDING CORP.          COUNTRYWIDE FUNDING CORP.
4544191      COUNTRYWIDE FUNDING CORP.          COUNTRYWIDE FUNDING CORP.
4544210      COUNTRYWIDE FUNDING CORP.          COUNTRYWIDE FUNDING CORP.
4544219      COUNTRYWIDE FUNDING CORP.          COUNTRYWIDE FUNDING CORP.
4544235      COUNTRYWIDE FUNDING CORP.          COUNTRYWIDE FUNDING CORP.
4544284      COUNTRYWIDE FUNDING CORP.          COUNTRYWIDE FUNDING CORP.
4544312      COUNTRYWIDE FUNDING CORP.          COUNTRYWIDE FUNDING CORP.
4544321      COUNTRYWIDE FUNDING CORP.          COUNTRYWIDE FUNDING CORP.
4544324      COUNTRYWIDE FUNDING CORP.          COUNTRYWIDE FUNDING CORP.
4544333      COUNTRYWIDE FUNDING CORP.          COUNTRYWIDE FUNDING CORP.
4544338      COUNTRYWIDE FUNDING CORP.          COUNTRYWIDE FUNDING CORP.
4544381      COUNTRYWIDE FUNDING CORP.          COUNTRYWIDE FUNDING CORP.
4544385      COUNTRYWIDE FUNDING CORP.          COUNTRYWIDE FUNDING CORP.
4544391      COUNTRYWIDE FUNDING CORP           COUNTRYWIDE FUNDING CORP
4544392      COUNTRYWIDE FUNDING CORP.          COUNTRYWIDE FUNDING CORP.
4544399      COUNTRYWIDE FUNDING CORP.          COUNTRYWIDE FUNDING CORP.
4544678      COUNTRYWIDE FUNDING CORP.          COUNTRYWIDE FUNDING CORP.
4544694      COUNTRYWIDE FUNDING CORP.          COUNTRYWIDE FUNDING CORP.
4544705      COUNTRYWIDE FUNDING CORP.          COUNTRYWIDE FUNDING CORP.
4544725      COUNTRYWIDE FUNDING CORP.          COUNTRYWIDE FUNDING CORP.
4544729      SUNTRUST MORTGAGE, INC.            SUNTRUST MORTGAGE, INC.
4544742      COUNTRYWIDE FUNDING CORP.          COUNTRYWIDE FUNDING CORP.
4544750      COUNTRYWIDE FUNDING CORP.          COUNTRYWIDE FUNDING CORP.
4544757      COUNTRYWIDE FUNDING CORP.          COUNTRYWIDE FUNDING CORP.
4544770      COUNTRYWIDE FUNDING CORP.          COUNTRYWIDE FUNDING CORP.
4544775      COUNTRYWIDE FUNDING CORP.          COUNTRYWIDE FUNDING CORP.
4545218      COUNTRYWIDE FUNDING CORP.          COUNTRYWIDE FUNDING CORP.
4545220      COUNTRYWIDE FUNDING CORP.          COUNTRYWIDE FUNDING CORP.
4545227      COUNTRYWIDE FUNDING CORP.          COUNTRYWIDE FUNDING CORP.
4545432      COUNTRYWIDE FUNDING CORP.          COUNTRYWIDE FUNDING CORP.
4545439      COUNTRYWIDE FUNDING CORP.          COUNTRYWIDE FUNDING CORP.
4545444      COUNTRYWIDE FUNDING CORP.          COUNTRYWIDE FUNDING CORP.
4545681      COUNTRYWIDE FUNDING CORP.          COUNTRYWIDE FUNDING CORP.
4545758      SUNTRUST MORTGAGE, INC.            SUNTRUST MORTGAGE, INC.
4545886      COUNTRYWIDE FUNDING CORP.          COUNTRYWIDE FUNDING CORP.
4545994      COUNTRYWIDE FUNDING CORP.          COUNTRYWIDE FUNDING CORP.
4546000      COUNTRYWIDE FUNDING CORP.          COUNTRYWIDE FUNDING CORP.
4546346      COUNTRYWIDE FUNDING CORP.          COUNTRYWIDE FUNDING CORP.
4546501      HOMESIDE LENDING                   HOMESIDE LENDING
4546511      HOMESIDE LENDING                   HOMESIDE LENDING
4546515      HOMESIDE LENDING                   HOMESIDE LENDING
4546524      HOMESIDE LENDING                   HOMESIDE LENDING
4546551      HOMESIDE LENDING                   HOMESIDE LENDING
4546555      HOMESIDE LENDING                   HOMESIDE LENDING
4546559      HOMESIDE LENDING                   HOMESIDE LENDING
4546566      HOMESIDE LENDING                   HOMESIDE LENDING
4546571      HOMESIDE LENDING                   HOMESIDE LENDING
4546572      HOMESIDE LENDING                   HOMESIDE LENDING
4546576      HOMESIDE LENDING                   HOMESIDE LENDING
4546577      HOMESIDE LENDING                   HOMESIDE LENDING
4546583      HOMESIDE LENDING                   HOMESIDE LENDING
4546584      HOMESIDE LENDING                   HOMESIDE LENDING
4546590      HOMESIDE LENDING                   HOMESIDE LENDING
4546597      HOMESIDE LENDING                   HOMESIDE LENDING
4546609      HOMESIDE LENDING                   HOMESIDE LENDING
4546612      HOMESIDE LENDING                   HOMESIDE LENDING
4546617      HOMESIDE LENDING                   HOMESIDE LENDING
4546619      HOMESIDE LENDING                   HOMESIDE LENDING
4546620      HOMESIDE LENDING                   HOMESIDE LENDING
4546621      HOMESIDE LENDING                   HOMESIDE LENDING
4546623      HOMESIDE LENDING                   HOMESIDE LENDING
4546626      HOMESIDE LENDING                   HOMESIDE LENDING
4546627      HOMESIDE LENDING                   HOMESIDE LENDING
4546634      HOMESIDE LENDING                   HOMESIDE LENDING
4546745      COUNTRYWIDE FUNDING CORP           COUNTRYWIDE FUNDING CORP
4546753      COUNTRYWIDE FUNDING CORP           COUNTRYWIDE FUNDING CORP
4546758      COUNTRYWIDE FUNDING CORP           COUNTRYWIDE FUNDING CORP
4546766      COUNTRYWIDE FUNDING CORP           COUNTRYWIDE FUNDING CORP
4546773      COUNTRYWIDE FUNDING CORP           COUNTRYWIDE FUNDING CORP
4546805      COUNTRYWIDE FUNDING CORP           COUNTRYWIDE FUNDING CORP
4546813      COUNTRYWIDE FUNDING CORP           COUNTRYWIDE FUNDING CORP
4546843      COUNTRYWIDE FUNDING CORP           COUNTRYWIDE FUNDING CORP
4546854      COUNTRYWIDE FUNDING CORP           COUNTRYWIDE FUNDING CORP
4546856      COUNTRYWIDE FUNDING CORP           COUNTRYWIDE FUNDING CORP
4547051      COUNTRYWIDE FUNDING CORP.          COUNTRYWIDE FUNDING CORP.
4547946      COUNTRYWIDE FUNDING CORP           COUNTRYWIDE FUNDING CORP
4547997      SUNTRUST MORTGAGE, INC.            SUNTRUST MORTGAGE, INC.
4548024      COUNTRYWIDE FUNDING CORP           COUNTRYWIDE FUNDING CORP
4548025      COUNTRYWIDE FUNDING CORP           COUNTRYWIDE FUNDING CORP
4548059      COUNTRYWIDE FUNDING CORP           COUNTRYWIDE FUNDING CORP
4548068      COUNTRYWIDE FUNDING CORP           COUNTRYWIDE FUNDING CORP
4548080      COUNTRYWIDE FUNDING CORP           COUNTRYWIDE FUNDING CORP
4548615      COUNTRYWIDE FUNDING CORP.          COUNTRYWIDE FUNDING CORP.
4549540      COUNTRYWIDE FUNDING CORP           COUNTRYWIDE FUNDING CORP
4550207      CIMARRON MORTGAGE COMPANY          CIMARRON MORTGAGE COMPANY
4550552      COUNTRYWIDE FUNDING CORP           COUNTRYWIDE FUNDING CORP
4550800      NATIONAL CITY MORTGAGE CO.         NATIONAL CITY MORTGAGE CO.
4550804      NATIONAL CITY MORTGAGE CO.         NATIONAL CITY MORTGAGE CO.
4550810      NATIONAL CITY MORTGAGE CO.         NATIONAL CITY MORTGAGE CO.
4550854      NATIONAL CITY MORTGAGE CO.         NATIONAL CITY MORTGAGE CO.
4550862      NATIONAL CITY MORTGAGE CO.         NATIONAL CITY MORTGAGE CO.
4550869      NATIONAL CITY MORTGAGE CO.         NATIONAL CITY MORTGAGE CO.
4550877      NATIONAL CITY MORTGAGE CO.         NATIONAL CITY MORTGAGE CO.
4550894      COUNTRYWIDE FUNDING CORP.          COUNTRYWIDE FUNDING CORP.
4550901      COUNTRYWIDE FUNDING CORP.          COUNTRYWIDE FUNDING CORP.
4552145      COUNTRYWIDE FUNDING CORP.          COUNTRYWIDE FUNDING CORP.
4552148      COUNTRYWIDE FUNDING CORP.          COUNTRYWIDE FUNDING CORP.
4552153      COUNTRYWIDE FUNDING CORP.          COUNTRYWIDE FUNDING CORP.
4552167      COUNTRYWIDE FUNDING CORP.          COUNTRYWIDE FUNDING CORP.
4552494      SUNTRUST MORTGAGE, INC.            SUNTRUST MORTGAGE, INC.
4552530      COUNTRYWIDE FUNDING CORP.          COUNTRYWIDE FUNDING CORP.
4552775      SUNTRUST MORTGAGE, INC.            SUNTRUST MORTGAGE, INC.
4554280      NATIONAL CITY MORTGAGE CO.         NATIONAL CITY MORTGAGE CO.
4554430      SUNTRUST MORTGAGE, INC.            SUNTRUST MORTGAGE, INC.
4555037      SUNTRUST MORTGAGE, INC.            SUNTRUST MORTGAGE, INC.


COUNT:       171
WAC:         8.4844
WAM:         356.7831182
WALTV:       76.8279

                                    EXHIBIT G


                               REQUEST FOR RELEASE
                             (for Trustee/Custodian)


Loan Information

         Name of Mortgagor:                 -----------------------------

         Servicer
         Loan No.:                          -----------------------------

Custodian/Trustee

         Name:                              -----------------------------

         Address:                           -----------------------------

                                            -----------------------------
         Custodian/Trustee
         Mortgage File No.:                 -----------------------------

Seller

         Name:                              -----------------------------

         Address:                           -----------------------------

                                            -----------------------------

         Certificates:                      Mortgage Pass-Through Certificates,
                                            Series 1996-9


     The undersigned Master Servicer hereby acknowledges that it has received from First Union National Bank of North Carolina, as Trustee for the Holders of Mortgage Pass-Through Certificates, Series 1996-9, the documents referred to below (the "Documents"). All capitalized terms not otherwise defined in this Request for Release shall have the meanings given them in the Pooling and Servicing Agreement dated as of December 24, 1996 (the "Pooling and Servicing Agreement") among the Trustee, the Seller and the Master Servicer.

(  )   Promissory Note dated -------------, 199--, in the original principal sum of $ ---------,  made by  ------------------,  payable to, or endorsed to the order of, the Trustee.

(  )   Mortgage recorded on ---------------- as instrument no. -------------- in the County Recorder's Office of the County of ---------------, State of ----------------------- in book/reel/docket ------------------ of official records at page/image ------------.

(  )   Deed   of   Trust   recorded   on   -------------   as   instrument   no.
       ---------------- in the County Recorder's Office of the County of --------------, State of --------------- in book/reel/docket
       ---------------- of official records at page/image -------------.

(  )   Assignment  of  Mortgage  or Deed of Trust to the  Trustee,  recorded  on
       ------------------  as instrument  no.  ------------------  in the County
       Recorder's Office of the County of -----------------, State of ---------------- in book/reel/docket ---------------- of official records at page/image ------------.

(  )   Other   documents,   including  any  amendments,   assignments  or  other
       assumptions of the Mortgage Note or Mortgage.

       (  )  ---------------------------------------------

       (  )  ---------------------------------------------

       (  )  ---------------------------------------------

       (  )  ---------------------------------------------

        The undersigned Master Servicer hereby acknowledges and agrees as follows:

                  (1) The Master Servicer shall hold and retain possession of the Documents in trust for the benefit of the Trustee, solely for the purposes provided in the Agreement.

                  (2) The Master Servicer shall not cause or permit the Documents to become subject to, or encumbered by, any claim, liens, security interest, charges, writs of attachment or other impositions nor shall the Master Servicer assert or seek to assert any claims or rights of setoff to or against the Documents or any proceeds thereof.

                  (3) The Master Servicer shall return the Documents to the Trustee when the need therefor no longer exists, unless the Mortgage Loan relating to the Documents has been liquidated and the proceeds thereof have been remitted to the Certificate Account and except as expressly provided in the Agreement.

                  (4) The Documents and any proceeds thereof, including any proceeds of proceeds, coming into the possession or control of the Master Servicer shall at all times be earmarked for the account of the Trustee, and the Master Servicer shall keep the Documents and any proceeds separate and distinct from all other property in the Master Servicer's possession, custody or control.

                                       NORWEST BANK MINNESOTA, NATIONAL
                                       ASSOCIATION

                                       By:  -----------------------------

                                       Title: ---------------------------
Date: -------------, 19--

                                    EXHIBIT H

                                                  AFFIDAVIT  PURSUANT TO SECTION
                                                  860E(e)(4)   OF  THE  INTERNAL
                                                  REVENUE   CODE  OF  1986,   AS
                                                  AMENDED,   AND  FOR  NON-ERISA
                                                  INVESTORS

STATE OF   )
           ) ss:
COUNTY OF  )

     [NAME OF OFFICER], being first duly sworn, deposes and says:

     1. That he is [Title of Officer] of [Name of Purchaser] (the "Purchaser"), a [description of type of entity] duly organized and existing under the laws of the [State of ---------------] [United States], on behalf of which he makes this affidavit.

     2. That the Purchaser's Taxpayer Identification Number is [ ].

     3. That the Purchaser is not a "disqualified organization" within the meaning of Section 860E(e)(5), of the Internal Revenue Code of 1986, as amended (the "Code"), or an ERISA Prohibited Holder, and will not be a "disqualified organization" or an ERISA Prohibited Holder, as of [date of transfer], and that the Purchaser is not acquiring Norwest Asset Securities Corporation Mortgage Pass-Through Certificates, Series 1996-9, Class A-R Certificate (the "Class A-R Certificate") for the account of, or as agent (including a broker, nominee, or other middleman) for, any person or entity from which it has not received an affidavit substantially in the form of this affidavit. For these purposes, a "disqualified organization" means the United States, any state or political subdivision thereof, any foreign government, any international organization, any agency or instrumentality of any of the foregoing (other than an instrumentality if all of its activities are subject to tax and a majority of its board of directors is not selected by such governmental entity), any cooperative organization furnishing electric energy or providing telephone service to persons in rural areas as described in Code Section 1381(a)(2)(C), or any organization (other than a farmers' cooperative described in Code Section 521) that is exempt from taxation under the Code unless such organization is subject to the tax on unrelated business income imposed by Code Section 511. For these purposes, an "ERISA Prohibited Holder" means an employee benefit plan subject to the fiduciary provisions of the Employee Retirement Income Security Act of 1974, as amended, ("ERISA") and/or Code Section 4975 or any governmental plan, as defined in Section 3(32) of ERISA, subject to any federal, state or local law which is, to a material extent, similar to the foregoing provisions of ERISA or the Code (collectively, a "Plan") or a Person investing the assets of such a Plan.

     4. That the Purchaser historically has paid its debts as they have come due and intends to pay its debts as they come due in the future and the Purchaser intends to pay taxes associated with holding the Class A-R Certificate as they become due.

     5. That the Purchaser understands that it may incur tax liabilities with respect to the Class A-R Certificate in excess of cash flows generated by the Class A-R Certificate.

     6. That the Purchaser will not transfer the Class A-R Certificate to any person or entity from which the Purchaser has not received an affidavit substantially in the form of this affidavit and as to which the Purchaser has actual knowledge that the requirements set forth in paragraph 3, 4 or 7 hereof are not satisfied or that the Purchaser has reason to know does not satisfy the requirements set forth in paragraph 4 hereof.

     7. That the Purchaser (i) is not a Non-U.S. Person or (ii) is a Non-U.S. Person that holds the Class A-R Certificate in connection with the conduct of a trade or business within the United States and has furnished the transferor and the Trustee with an effective Internal Revenue Service Form 4224 or successor form at the time and in the manner required by the Code or (iii) is a Non-U.S. Person that has delivered to both the transferor and the Trustee an opinion of a nationally recognized tax counsel to the effect that the transfer of the Class A-R Certificate to it is in accordance with the requirements of the Code and the regulations promulgated thereunder and that such transfer of the Class A-R Certificate will not be disregarded for federal income tax purposes. "Non-U.S. Person" means an individual, corporation, partnership or other person other than a citizen or resident of the United States, a corporation, partnership or other entity created or organized in or under the laws of the United States or any political subdivision thereof, an estate that is subject to U.S. federal income tax regardless of the source of its income or a trust if (i) for taxable years beginning after December 31, 1996 (or after August 20, 1996, if the trustee has made an applicable election), a court within the United States is able to exercise primary supervision over the administration of such trust, and one or more United States fiduciaries have the authority to control all substantial decisions of such trust or (ii) for all other taxable years, such trust is subject to U.S. federal income tax regardless of the source of its income.

     8. That the Purchaser agrees to such amendments of the Pooling and Servicing Agreement as may be required to further effectuate the restrictions on transfer of the Class A-R Certificate to such a "disqualified organization," an agent thereof, an ERISA Prohibited Holder or a person that does not satisfy the requirements of paragraph 4, paragraph 5 and paragraph 7 hereof.

     9. That the Purchaser consents to the designation of the Master Servicer as its agent to act as "tax matters person" of the REMIC pursuant to Section 3.01 of the Pooling and Servicing Agreement, and if such designation is not permitted by the Code and applicable law, to act as tax matters person if requested to do so.

     IN WITNESS WHEREOF, the Purchaser has caused this instrument to be executed on its behalf, pursuant to authority of its Board of Directors, by its [Title of Officer] this ---- day of ----------, 19 ---.

                                             [NAME OF PURCHASER]


                                             By:-----------------------------
                                                [Name of Officer]
                                                [Title of Officer]


     Personally appeared before me the above-named [Name of Officer], known or proved to me to be the same person who executed the foregoing instrument and to be the [Title of Officer], of the Purchaser, and acknowledged to me that he [she] executed the same as his [her] free act and deed and the free act and deed of the Purchaser.


     Subscribed and sworn before me this ----- day of ----, 19--.



-----------------------------
NOTARY PUBLIC

COUNTY OF -------------------

STATE OF --------------------

My commission expires the ----- day of -----, 19--.

                                    EXHIBIT I






                [Letter from Transferor of Class A-R Certificate]





                                     [Date]




First Union National Bank of North Carolina
230 South Tryon Street
Charlotte, North Carolina 28288

                  Re:      Norwest Asset Securities Corporation,
                           Series 1996-9, Class A-R

Ladies and Gentlemen:

                  [Transferor] has reviewed the attached affidavit of [Transferee], and has no actual knowledge that such affidavit is not true and has no reason to know that the information contained in paragraph 4 thereof is not true.
                                                Very truly yours,
                                                [Transferor]

                                                ----------------------

                                    EXHIBIT J





                      NORWEST ASSET SECURITIES CORPORATION


                       MORTGAGE PASS-THROUGH CERTIFICATES
                                  SERIES 1996-9
                      CLASS [B-3] [B-4] [B-5] CERTIFICATES


                               TRANSFEREE'S LETTER
                               -------------------



                                                    ----------------- --, ----

First Union National Bank of North Carolina
230 South Tryon Street
Charlotte, North Carolina 28288


Norwest Asset Securities Corporation
5325 Spectrum Drive
Frederick, Maryland 21703

     The undersigned (the "Purchaser") proposes to purchase Norwest Asset Securities Corporation Mortgage Pass-Through Certificates, Series 1996-9, Class [B-3] [B-4] [B-5] (the "Class [B-3] [B-4] [B-5] Certificates") in the principal amount of $___________. In doing so, the Purchaser hereby acknowledges and agrees as follows:

     Section 1. Definitions. Each capitalized term used herein and not otherwise defined herein shall have the meaning ascribed to it in the Pooling and Servicing Agreement, dated as of December 24, 1996 (the "Pooling and Servicing Agreement") among Norwest Asset Securities Corporation, as seller ("NASCOR"), Norwest Bank Minnesota, National Association, as master servicer (the "Master Servicer"), and First Union National Bank of North Carolina, as trustee (the "Trustee"), of Norwest Asset Securities Corporation Mortgage Pass-Through Certificates, Series 1996-9.

     Section 2. Representations and Warranties of the Purchaser. In connection with the proposed transfer, the Purchaser represents and warrants to NASCOR, the Master Servicer and the Trustee that:

          (a) The Purchaser is duly organized, validly existing and in good standing under the laws of the jurisdiction in which the Purchaser is organized, is authorized to invest in the Class [B-3] [B-4] [B-5] Certificates, and to enter into this Agreement, and duly executed and delivered this Agreement.

          (b)  The   Purchaser  is   acquiring   the  Class  [B-3]  [B-4]  [B-5]
     Certificates for its own account as principal and not with a view to the distribution thereof, in whole or in part.

          [(c) The Purchaser has knowledge of financial and business matters and is capable of evaluating the merits and risks of an investment in the Class [B-3] [B-4] [B-5] Certificates; the Purchaser has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision; and the Purchaser is able to bear the economic risk of an investment in the Class [B-3] [B-4] [B-5] Certificates and can afford a complete loss of such investment.]

          [(c) The Purchaser is a "Qualified Institutional Buyer" within the meaning of Rule 144A of the Act.]

          (d) The Purchaser confirms that (a) it has received and reviewed a copy of the Private Placement Memorandum dated October __, 1996, relating to the Class [B-3] [B-4] [B-5] Certificates and reviewed, to the extent it deemed appropriate, the documents attached thereto or incorporated by reference therein, (b) it has had the opportunity to ask questions of, and receive answers from NASCOR concerning the Class [B-3] [B-4] [B-5] Certificates and all matters relating thereto, and obtain any additional information (including documents) relevant to its decision to purchase the Class [B-3] [B-4] [B-5] Certificates that NASCOR possesses or can possess without unreasonable effort or expense and (c) it has undertaken its own independent analysis of the investment in the Class [B-3] [B-4] [B-5] Certificates. The Purchaser will not use or disclose any information it receives in connection with its purchase of the Class [B-3] [B-4] [B-5] Certificates other than in connection with a subsequent sale of Class [B-3] [B-4] [B-5] Certificates.

          (e) Either (i) the Purchaser is not an employee benefit plan subject to the fiduciary responsibility provisions of the Employee Retirement Income Security Act of 1974, as amended, ("ERISA") or Section 4975 of the Internal Revenue Code of 1986, as amended (the "Code"), or any governmental plan, as defined in Section 3(32) of ERISA subject to any federal, state or local law ("Similar Law") which is, to a material extent, similar to the foregoing provisions of ERISA or the Code (collectively, a "Plan"), an agent acting on behalf of a Plan, or a person utilizing the assets of a Plan or (ii) if the Purchaser is an insurance company, the source of funds used to purchase the Class B Certificate is an "insurance company general account" (as such term is defined in Section V(e) of Prohibited Transaction Class Exemption 95-60 ("PTE 95-60"), 60 Fed. Reg. 35925 (July 12, 1995))
     and there is no Plan with respect to which the amount of such general account's reserves and liabilities for the contract(s) held by or on behalf of such Plan and all other Plans maintained by the same employer (or affiliate thereof as defined in Section V(a)(1) of PTE 95-60) or by the same employee organization exceeds 10% of the total of all reserves and liabilities of such general account (as such amounts are determined under Section I(a) of PTE 95-60) at the date of acquisition or (iii) the Purchaser has provided (a) a "Benefit Plan Opinion" satisfactory to NASCOR and the Trustee of the Trust Estate and (b) such other opinions of counsel, officers' certificates and agreements as NASCOR or the Master Servicer may have required. A Benefit Plan Opinion is an opinion of counsel to the effect that the proposed transfer will not (a) cause the assets of the Trust Estate to be regarded as "plan assets" and subject to the fiduciary responsibility provisions of ERISA or the prohibited transaction provisions of the Code or Similar Law, (b) give rise to a fiduciary duty under ERISA,
     Section 4975 of the Code or Similar Law on the part of NASCOR, the Master Servicer or the Trustee with respect to any Plan, (c) constitute a prohibited transaction under ERISA or Section 4975 of the Code or Similar Law or (d) subject the Trustee or the Depositor to any obligation in addition to those undertaken in the Trust Agreement.

          (f) If the Purchaser is a depository institution subject to the jurisdiction of the Office of the Comptroller of the Currency ("OCC"), the Board of Governors of the Federal Reserve System ("FRB"), the Federal Deposit Insurance Corporation ("FDIC"), the Office of Thrift Supervision ("OTS") or the National Credit Union Administration ("NCUA"), the Purchaser has reviewed the "Supervisory Policy Statement on Securities Activities" dated January 28, 1992 of the Federal Financial Institutions Examination Council and the April 15, 1994 Interim Revision thereto as adopted by the OCC, FRB, FDIC, OTS and NCUA (with modifications as applicable), as appropriate, other applicable investment authority, rules, supervisory policies and guidelines of these agencies and, to the extent appropriate, state banking authorities and has concluded that its purchase of the Class [B-3] [B-4] [B-5] Certificates is in compliance therewith.

     Section 3. Transfer of Class [B-3] [B-4] [B-5] Certificates.

          (a) The Purchaser understands that the Class [B-3] [B-4] [B-5] Certificates have not been registered under the Securities Act of 1933 (the "Act") or any state securities laws and that no transfer may be made unless the Class [B-3] [B-4] [B-5] Certificates are registered under the Act and applicable state law or unless an exemption from registration is available. The Purchaser further understands that neither NASCOR, the Master Servicer nor the Trustee is under any obligation to register the Class [B-3] [B-4] [B-5] Certificates or make an exemption available. In the event that such a transfer is to be made in reliance upon an exemption from the Act or applicable state securities laws, (i) the Trustee shall require, in order to assure compliance with such laws, that the Certificateholder's prospective transferee certify to NASCOR and the Trustee as to the factual basis for the registration or qualification exemption relied upon, and (ii) unless the transferee is a "Qualified Institutional Buyer" within the meaning of Rule 144A of the Act, the Trustee or NASCOR may, if such transfer is made within three years from the later of (a) the Closing Date or (b) the last date on which NASCOR or any affiliate thereof was a holder of the Certificates proposed to be transferred, require an Opinion of Counsel that such transfer may be made pursuant to an exemption from the Act and state securities laws, which Opinion of Counsel shall not be an expense of the Trustee, the Master Servicer or NASCOR. Any such Certificateholder desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee, the Master Servicer, any Paying Agent acting on behalf of the Trustee and NASCOR against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

          (b) No transfer of a Class [B-3] [B-4] [B-5] Certificate shall be made unless the transferee provides NASCOR and the Trustee with a Transferee's Letter, substantially in the form of this Agreement.

          (c) The Purchaser acknowledges that its Class [B-3] [B-4] [B-5] Certificates bear a legend setting forth the applicable restrictions on transfer.

     IN WITNESS WHEREOF, the undersigned has caused this Agreement to the validly executed by its duly authorized representative as of the day and the year first above written.

                                   [PURCHASER]



                                    By:  -------------------------------

                                    Its:  ------------------------------

                                    EXHIBIT K





                      NORWEST ASSET SECURITIES CORPORATION


                       MORTGAGE PASS-THROUGH CERTIFICATES
                                  SERIES 1996-9
                       CLASS [M] [B-1] [B-2] CERTIFICATES


                               TRANSFEREE'S LETTER
                               -------------------



                                                   ----------------- --, ----


First Union National Bank of North Carolina
230 South Tryon Street
Charlotte, North Carolina 28288

Norwest Asset Securities Corporation
5325 Spectrum Drive
Frederick, Maryland 21703

     The undersigned (the "Purchaser") proposes to purchase Norwest Asset Securities Corporation Mortgage Pass-Through Certificates, Series 1996-9, Class [M] [B-1] [B-2] (the "Class [M] [B-1] [B-2] Certificates") in the principal amount of $-------------. In doing so, the Purchaser hereby acknowledges and agrees as follows:

     Section 1. Definitions. Each capitalized term used herein and not otherwise defined herein shall have the meaning ascribed to it in the Pooling and Servicing Agreement, dated as of December 24, 1996 (the "Pooling and Servicing Agreement") among Norwest Asset Securities Corporation, as seller ("NASCOR"), Norwest Bank Minnesota, National Association, as master servicer (the "Master Servicer"), and First Union National Bank of North Carolina, as trustee (the "Trustee"), of Norwest Asset Securities Corporation Mortgage Pass-Through Certificates, Series 1996-9.

     Section 2. Representations and Warranties of the Purchaser. In connection with the proposed transfer, the Purchaser represents and warrants to NASCOR, the Master Servicer and the Trustee that:

                  Either  (i) the  Purchaser  is not an  employee  benefit  plan subject to the fiduciary responsibility provisions of the Employee Retirement Income Security Act of 1974, as amended, ("ERISA") or
         Section 4975 of the Internal Revenue Code of 1986, as amended (the "Code"), or any governmental plan, as defined in Section 3(32) of ERISA subject to any federal, state or local law ("Similar Law") which is, to a material extent, similar to the foregoing provisions of ERISA or the Code (collectively, a "Plan"), an agent acting on behalf of a Plan, or a person utilizing the assets of a Plan or (ii) if the Purchaser is an insurance company, the source of funds used to purchase the Class [M] [B-1] [B-2] Certificate is an "insurance company general account" (as such term is defined in Section V(e) of Prohibited Transaction Class Exemption 95-60 ("PTE 95-60"), 60 Fed. Reg. 35925 (July 12, 1995)) and
         there is no Plan with respect to which the amount of such general account's reserves and liabilities for the contract(s) held by or on behalf of such Plan and all other Plans maintained by the same employer (or affiliate thereof as defined in Section V(a)(1) of PTE 95-60) or by the same employee organization exceeds 10% of the total of all reserves and liabilities of such general account (as such amounts are determined under Section I(a) of PTE 95-60) at the date of acquisition or (iii) the Purchaser has provided (a) a "Benefit Plan Opinion" satisfactory to NASCOR and the Trustee of the Trust Estate and (b) such other opinions of counsel, officers' certificates and agreements as NASCOR or the Master Servicer may have required.. A Benefit Plan Opinion is an opinion of counsel to the effect that the proposed transfer will not
         (a) cause the assets of the Trust Estate to be regarded as "plan assets" and subject to the fiduciary responsibility provisions of ERISA or the prohibited transaction provisions of the Code or Similar Law,
         (b) give rise to a fiduciary duty under ERISA, Section 4975 of the Code or Similar Law on the part of NASCOR, the Master Servicer or the Trustee with respect to any Plan, (c) constitute a prohibited transaction under ERISA or Section 4975 of the Code or Similar Law or
         (d) subject the Trustee or the Depositor to any obligation in addition to those undertaken in the Trust Agreement.

     IN WITNESS WHEREOF, the undersigned has caused this Agreement to the validly executed by its duly authorized representative as of the day and the year first above written.

                                   [PURCHASER]



                                   By:  ------------------------------

                                   Its:  -----------------------------

                                    EXHIBIT L

                   Norwest Mortgage, Inc. Servicing Agreement

                Cimarron Mortgage Corporation Servicing Agreement

                Countrywide Home Loans, Inc. Servicing Agreement

               First Bank National Association Servicing Agreement

                      HomeSide Lending Servicing Agreement

               National City Mortgage Company Servicing Agreement

                   Suntrust Mortgage Inc. Servicing Agreement

                                    EXHIBIT M
                      [FORM OF SPECIAL SERVICING AGREEMENT]

                 SPECIAL SERVICING AND COLLATERAL FUND AGREEMENT
                 -----------------------------------------------

     This SPECIAL SERVICING AND COLLATERAL FUND AGREEMENT (the "Agreement") is made and entered into as of -----------------------, between Norwest Bank Minnesota, National Association (the "Company" and "Norwest Bank") and -------------- (the "Purchaser").

                              PRELIMINARY STATEMENT

     --------------------------- is the holder of the entire interest in Norwest Asset Securities Corporation Mortgage Pass-Through Certificates, Series 1996-9, Class ____ (the "Class B Certificates"). The Class B Certificates were issued pursuant to a Pooling and Servicing Agreement dated as of December 24, 1996 among Norwest Asset Securities Corporation, as Seller ("NASCOR"), Norwest Bank Minnesota, National Association, as Master Servicer, and First Union National Bank of North Carolina, as Trustee.

     --------------------------------  intends  to  resell  all of the  Class  B
Certificates directly to the Purchaser on or promptly after the date hereof.

     In connection with such sale, the parties hereto have agreed that the Company will cause, to the extent that the Company as Master Servicer is granted such authority in the related Servicing Agreements, the related servicers (each a related "Servicer"), which service the Mortgage Loans which comprise the Trust Estate related to the above referenced series under the related servicing agreements (each a related "Servicing Agreement"), to engage in certain special servicing procedures relating to foreclosures for the benefit of the Purchaser, and that the Purchaser will deposit funds in a collateral fund to cover any losses attributable to such procedures as well as all advances and costs in connection therewith, as set forth herein.

     In consideration of the mutual agreements herein contained, the receipt and sufficiency of which are hereby acknowledged, the Company and the Purchaser agree that the following provisions shall become effective and shall be binding on and enforceable by the Company and the Purchaser:



                                    ARTICLE I

                                   DEFINITIONS

     Section 1.01 Defined Terms

     Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the following meanings:

     Business Day: Any day other than (i) a Saturday or a Sunday or (ii) a day on which banking institutions in the State of New York are required or authorized by law or executive order to be closed.

     Collateral  Fund: The fund  established and maintained  pursuant to Section
3.01 hereof.

     Collateral Fund Permitted Investments: Either (i) obligations of, or obligations fully guaranteed as to principal and interest by, the United States, or any agency or instrumentality thereof, provided such obligations are backed by the full faith and credit of the United States, (ii) a money market fund rated in the highest rating category by a nationally recognized rating agency selected by the Company, (iii) cash, (iv) mortgage pass-through certificates issued or guaranteed by Government National Mortgage Association, FNMA or FHLMC,
(v) commercial paper (including both non-interest-bearing discount obligations and interest-bearing obligations payable on demand or on a specified date), the issuer of which may be an affiliate of the Company, having at the time of such investment a rating of at least A-1 by Standard and Poor's ("S&P") or at least P-1 by Moody's Investors Service, Inc. ("Moody's") or (vi) demand and time deposits in, certificates of deposit of, any depository institution or trust company (which may be an affiliate of the Company) incorporated under the laws of the United States of America or any state thereof and subject to supervision and examination by federal and/or state banking authorities, so long as at the time of such investment either (x) the long-term debt obligations of such depository institution or trust company have a rating of at least Aa2 by Moody's or AA by S&P, (y) the certificate of deposit or other unsecured short-term debt obligations of such depository institution or trust company have a rating of at least P-1 by Moody's or A-1 by S&P or (z) the depository institution or trust company is one that is acceptable to either Moody's or S&P and, for each of the preceding clauses (i), (iv), (v) and (vi), the maturity thereof shall be not later than the earlier to occur of (A) 30 days from the date of the related investment and (B) the next succeeding Distribution Date as defined in the related Pooling and Servicing Agreement.

     Commencement of Foreclosure: The first official action required under local law in order to commence foreclosure proceedings or to schedule a trustee's sale under a deed of trust, including (i) in the case of a mortgage, any filing or service of process necessary to commence an action to foreclose, or (ii) in the case of a deed of trust, posting, the publishing, filing or delivery of a notice of sale, but not including in either case (x) any notice of default, notice of intent to foreclose or sell or any other action prerequisite to the actions specified in (i) or (ii) above, (y) the acceptance of a deed-in-lieu of foreclosure (whether in connection with a sale of the related property or otherwise) or (z) initiation and completion of a short pay-off.

     Current Appraisal: With respect to any Mortgage Loan as to which the Purchaser has made an Election to Delay Foreclosure, an appraisal of the related Mortgaged Property obtained by the Purchaser at its own expense from an independent appraiser (which shall not be an affiliate of the Purchaser) acceptable to the Company as nearly contemporaneously as practicable to the time of the Purchaser's election, prepared based on the Company's customary requirements for such appraisals.

     Election to Delay Foreclosure: Any election by the Purchaser to delay the Commencement of Foreclosure, made in accordance with Section 2.02(b).

     Election to Foreclose: Any election by the Purchaser to proceed with the Commencement of Foreclosure, made in accordance with Section 2.03(a).

     Monthly Advances: Principal and interest advances and servicing advances including costs and expenses of foreclosure.

     Required Collateral Fund Balance: As of any date of determination, an amount equal to the aggregate of all amounts previously required to be deposited in the Collateral Fund pursuant to Section 2.02(d) (after adjustment for all withdrawals and deposits pursuant to Section 2.02(e)) and Section 2.03(b) (after adjustment for all withdrawals and deposits pursuant to Section 2.02(e)) and
Section 3.02 to be reduced by all withdrawals therefrom pursuant to Section 2.02(g) and Section 2.03(d).

     Section 1.02 Definitions Incorporated by Reference

     All capitalized terms not otherwise defined in this Agreement shall have the meanings assigned in the Pooling and Servicing Agreement.



                                   ARTICLE II

                          SPECIAL SERVICING PROCEDURES

     Section 2.01 Reports and Notices

     (a) In connection with the performance of its duties under the Pooling and Servicing Agreement relating to the realization upon defaulted Mortgage Loans, the Company as Master Servicer shall provide to the Purchaser the following notices and reports:

               (i) Within five Business Days after each Distribution Date (or included in or with the monthly statements to Certificateholders pursuant to the Pooling and Servicing Agreement), the Company, shall provide to the Purchaser a report, using the same methodology and calculations in its standard servicing reports, indicating for the Trust Estate the number of Mortgage Loans that are (A) thirty days, (B) sixty days, (C) ninety days or more delinquent or (D) in foreclosure, and indicating for each such Mortgage Loan the loan number and outstanding principal balance.

               (ii) Prior to the Commencement of Foreclosure in connection with any Mortgage Loan, the Company shall cause, to the extent that the Company as Master Servicer is granted such authority in the related Servicing Agreement, the related Servicer to provide the Purchaser with a notice (sent by telecopier) of such proposed and imminent foreclosure, stating the loan number and the aggregate amount owing under the Mortgage Loan. Such notice may be provided to the Purchaser in the form of a copy of a referral letter from such Servicer to an attorney requesting the institution of foreclosure.

     (b) If requested by the Purchaser, the Company shall cause, to the extent that the Company as Master Servicer is granted such authority in the related Servicing Agreement, the related Servicer to make its servicing personnel available (during their normal business hours) to respond to reasonable inquiries, by phone or in writing by facsimile, electronic, or overnight mail transmission, by the Purchaser in connection with any Mortgage Loan identified in a report under subsection (a) (i) (B), (a) (i) (C), (a) (i) (D), or (a) (ii) which has been given to the Purchaser; provided, that (1) the related Servicer shall only be required to provide information that is readily accessible to its servicing personnel and is non-confidential and (2) the related Servicer shall respond within five Business Days orally or in writing by facsimile transmission.

     (c) In addition to the foregoing, the Company shall cause, to the extent that the Company as Master Servicer is granted such authority in the related Servicing Agreement, the related Servicer to provide to the Purchaser such information as the Purchaser may reasonably request provided, however, that such information is consistent with normal reporting practices, concerning each Mortgage Loan that is at least ninety days delinquent and each Mortgage Loan which has become real estate owned, through the final liquidation thereof;
provided,   that  the  related  Servicer  shall  only  be  required  to  provide information that is readily accessible to its servicing personnel and is non-confidential provided, however, that the Purchaser will reimburse the Company and the related Servicer for any out of pocket expenses.

     Section 2.02 Purchaser's Election to Delay Foreclosure Proceedings

     (a) The Purchaser shall be deemed to direct the Company to cause, to the extent that the Company as Master Servicer is granted such authority in the related Servicing Agreement, the related Servicer that in the event that the Company does not receive written notice of the Purchaser's election pursuant to subsection (b) below within 24 hours (exclusive of any intervening non-Business
Days) of  transmission  of the notice provided by the Company under Section 2.01
(a) (ii) subject to extension as set forth in Section 2.02(b), the related Servicer may proceed with the Commencement of Foreclosure in respect of such Mortgage Loan in accordance with its normal foreclosure policies without further notice to the Purchaser. Any foreclosure that has been initiated may be discontinued (i) without notice to the Purchaser if the Mortgage Loan has been brought current or if a refinancing or prepayment occurs with respect to the Mortgage Loan (including by means of a short payoff approved by the related Servicer) or (ii) if the related Servicer has reached the terms of a forbearance agreement with the borrower. In such latter case, the related Servicer may complete such forbearance agreement unless instructed otherwise by the Purchaser within two Business Days notification.

     (b) In connection with any Mortgage Loan with respect to which a notice under Section 2.01(a)(ii) has been given to the Purchaser, the Purchaser may elect to instruct the Company to cause, to the extent that the Company as Master Servicer is granted such authority in the related Servicing Agreement, the related Servicer to delay the Commencement of Foreclosure until such time as the Purchaser determines that the related Servicer may proceed with the Commencement of Foreclosure. Such election must be evidenced by written notice received within 24 hours (exclusive of any intervening non-Business Days) of transmission of the notice provided by the Company under Section 2.01(a)(ii). Such 24 hour period shall be extended for no longer than an additional four Business Days after the receipt of the information if the Purchaser requests additional information related to such foreclosure; provided, however that the Purchaser will have at least one Business Day to respond to any requested additional information. Any such additional information shall (i) be provided only to the extent it is not confidential in nature and (ii) is obtainable by the related Servicer from existing reports, certificates or statements or otherwise be readily accessible to its servicing personnel. The Purchaser agrees that it has no right to deal with the mortgagor during such period. However, if such servicing activities include acceptance of a deed-in-lieu of foreclosure or short payoff, the Purchaser will be notified and given two Business Days to respond.

     (c) With respect to any Mortgage Loan as to which the Purchaser has made an Election to Delay Foreclosure, the Purchaser shall obtain a Current Appraisal as soon as practicable, but in no event more than 15 business days thereafter, and shall provide the Company with a copy of such Current Appraisal.

     (d) Within two Business Days of making any Election to Delay Foreclosure, the Purchaser shall remit by wire transfer to the Company, for deposit in the Collateral Fund, an amount, as calculated by the Company, equal to the sum of
(i) 125% of the greater of the unpaid principal balance of the Mortgage Loan and the value shown in the Current Appraisal referred to in subsection (c) above (or, if such Current Appraisal has not yet been obtained, the Company's estimate thereof, in which case the required deposit under this subsection shall be adjusted upon obtaining such Current Appraisal), and (ii) three months' interest on the Mortgage Loan at the applicable Mortgage Interest Rate. If any Election to Delay Foreclosure extends for a period in excess of three months (such excess period being referred to herein as the "Excess Period"), within two Business Days the Purchaser shall remit by wire transfer in advance to the Company for deposit in the Collateral Fund the amount of each additional month's interest, as calculated by the Company, equal to interest on the Mortgage Loan at the applicable Mortgage Interest Rate for the Excess Period. The terms of this Agreement will no longer apply to the servicing of any Mortgage Loan upon the failure of the Purchaser to deposit any of the above amounts relating to the Mortgage Loan within two Business Days of the Election to Delay Foreclosure or within two Business Days of the commencement of the Excess Period subject to
Section 3.01.

     (e) With respect to any Mortgage Loan as to which the Purchaser has made an Election to Delay Foreclosure, the Company may withdraw from the Collateral Fund from time to time amounts necessary to reimburse the related Servicer for all related Monthly Advances and Liquidation Expenses thereafter made by such Servicer in accordance with the Pooling and Servicing Agreement and the related Servicing Agreement. To the extent that the amount of any such Liquidation Expenses is determined by the Company based on estimated costs, and the actual costs are subsequently determined to be higher, the Company may withdraw the additional amount from the Collateral Fund. In the event that the Mortgage Loan is brought current by the mortgagor and the foreclosure action is discontinued, the amounts so withdrawn from the Collateral Fund shall be redeposited therein and to the extent that reimbursement therefor from amounts paid by the mortgagor is not prohibited pursuant to the Pooling and Servicing Agreement or the related Servicing Agreement as of the date hereof, applicable law or the related mortgage note. Except as provided in the preceding sentence, amounts withdrawn from the Collateral Fund to cover Monthly Advances and Liquidation Expenses shall not be redeposited therein or otherwise reimbursed to the Purchaser. If and when any such Mortgage Loan is brought current by the mortgagor, all amounts remaining in the Collateral Fund in respect of such Mortgage Loan (after adjustment for all permitted withdrawals and deposits pursuant to this subsection) shall be released to the Purchaser.

     (f) With respect to any Mortgage Loan as to which the Purchaser has made an Election to Delay Foreclosure, the related Servicer shall continue to service the Mortgage Loan in accordance with its customary procedures (other than the delay in Commencement of Foreclosure as provided herein). If and when the Purchaser shall notify the Company that it believes that it is appropriate to do so, the related Servicer may proceed with the Commencement of Foreclosure. In any event, if the Mortgage Loan is not brought current by the mortgagor by the time the loan becomes 6 months delinquent, the Purchaser's election shall no longer be effective and at the Purchaser's option, either (I) the Purchaser shall purchase the Mortgage Loan from the related Trust Estate at a purchase price equal to the fair market value as shown on the Current Appraisal, to be paid by (x) applying any balance in the Collateral Fund to such to such purchase price, and (y) to the extent of any deficiency, by wire transfer if immediately available funds from the Purchaser to the Company for deposit in the related Certificate Account or Lower-Tier Certificate Account as applicable; or (ii) the related Servicer may proceed with the Commencement of Foreclosure.

     (g) Upon the occurrence of a liquidation with respect to any Mortgage Loan as to which the Purchaser made an Election to Delay Foreclosure and as to which the related Servicer proceeded with the Commencement of Foreclosure in accordance with subsection (f) above, the Company shall calculate the amount, if any, by which the value shown on the Current Appraisal obtained under subsection
(c) exceeds the actual sales price obtained for the related Mortgaged Property (net of Liquidation Expenses and accrued interest related to the extended foreclosure period), and the Company shall withdraw the amount of such excess from the Collateral Fund, shall remit the same to the Trust Estate and in its capacity as Master Servicer shall apply such amount as additional Liquidation Proceeds pursuant to the Pooling and Servicing Agreement. After making such withdrawal, all amounts remaining in the Collateral Fund in respect of such Mortgage Loan (after adjustment for all permitted withdrawals and deposits pursuant to this Agreement) shall be released to the Purchaser.

     Section 2.03 Purchaser's Election to Commence Foreclosure Proceedings

     (a) In  connection  with any  Mortgage  Loan  identified  in a report under
Section 2.01(a)(i)(B), the Purchaser may elect to instruct the Company to cause, to the extent that the Company as Master Servicer is granted such authority in the related Servicing Agreement, the related Servicer to proceed with the Commencement of Foreclosure as soon as practicable. Such election must be evidenced by written notice received by the Company by 5:00 p.m., New York City time, on the third Business Day following the delivery of such report under
Section 2.01(a)(i).

     (b) Within two Business Days of making any Election to Foreclose, the Purchaser shall remit to the Company, for deposit in the Collateral Fund, an amount, as calculated by the Company, equal to 125% of the current unpaid principal balance of the Mortgage Loan and three months interest on the Mortgage Loan at the applicable Mortgage Interest Rate. If and when any such Mortgage Loan is brought current by the mortgagor, all amounts in the Collateral Fund in respect of such Mortgage Loan (after adjustment for all permitted withdrawals and deposits pursuant to this Agreement) shall be released to the Purchaser and to the extent that reimbursement therefor from amounts paid by the mortgagor is not prohibited pursuant to the Pooling and Servicing Agreement or the related Servicing Agreement as of the date hereof, applicable law or the related mortgage note. The terms of this Agreement will no longer apply to the servicing of any Mortgage Loan upon the failure of the Purchaser to deposit the above amounts relating to the Mortgage Loan within two Business Days of the Election to Foreclose subject to Section 3.01.

     (c) With respect to any Mortgage Loan as to which the Purchaser has made an Election to Foreclose, the related Servicer shall continue to service the Mortgage Loan in accordance with its customary procedures (other than Commencement of Foreclosure as provided herein). In connection therewith, the Company shall have the same rights to make withdrawals for Monthly Advances and Liquidations Expenses from the Collateral Fund as are provided under Section 2.02(e), and the Company shall make reimbursements thereto to the limited extent provided under such subsection in accordance with its customary procedures. The Company shall not be required to cause, to the extent that the Company as Master Servicer is granted such authority in the related Servicing Agreement, the related Servicer to proceed with the Commencement of Foreclosure if (i) the same is stayed as a result of the mortgagor's bankruptcy or is otherwise barred by applicable law, or to the extent that all legal conditions precedent thereto have not yet been complied with, or (ii) the Company believes there is a breach of representations or warranties by the Company, a Servicer, or a Seller, which may result in a repurchase or substitution of such Mortgage Loan, or (iii) the Company or related Servicer reasonably believes the Mortgaged Property may be contaminated with or affected by hazardous wastes or hazardous substances (and, without limiting the related Servicer's right not to proceed with the Commencement of Foreclosure, the Company supplies the Purchaser with information supporting such belief). Any foreclosure that has been initiated may be discontinued (x) without notice to the Purchaser if the Mortgage Loan has been brought current or if a refinancing or prepayment occurs with respect to the Mortgage Loan (including by means of a short payoff approved by the Purchaser) or (y) with notice to the Purchaser if the related Servicer has reached the terms of a forbearance agreement unless instructed otherwise by the Purchaser within two Business Days of such notification. Any such instruction shall be based upon a decision that such forbearance agreement is not in conformity with reasonable servicing practices.

     (d) Upon the occurrence of a liquidation with respect to any Mortgage Loan as to which the Purchaser made an Election to Foreclose and as to which the related Servicer proceeded with the Commencement of Foreclosure in accordance with subsection (c) above, the Company shall calculate the amount, if any, by which the unpaid principal balance of the Mortgage Loan at the time of
liquidation  (plus  all  unreimbursed   interest  and  servicing   advances  and
Liquidation Expenses in connection therewith other than those paid from the Collateral Fund) exceeds the actual sales price obtained for the related Mortgaged Property, and the Company shall withdraw the amount of such excess from the Collateral Fund, shall remit the same to the Trust Estate and in its capacity as Master Servicer shall apply such amount as additional Liquidation Proceeds pursuant to the Pooling and Servicing Agreement. After making such withdrawal, all amounts remaining in the Collateral Fund (after adjustment for all withdrawals and deposits pursuant to subsection (c) in respect of such Mortgage Loan shall be released to the Purchaser.

     Section 2.04 Termination

     (a) With respect to all Mortgage Loans included in the Trust Estate, the Purchaser's right to make any Election to Delay Foreclosure or any Election to Foreclose and the Company's obligations under Section 2.01 shall terminate (i) at such time as the Principal Balance of the Class B Certificates has been reduced to zero, (ii) if the greater of (x) 43% (or such lower or higher percentage that represents the related Servicer's actual historical loss experience with respect to the Mortgage Loans in the related pool as determined by the Company) of the aggregate principal balance of all Mortgage Loans that are in foreclosure or are more than 90 days delinquent on a contractual basis and REO properties or (y) the aggregate amount that the Company estimates through the normal servicing practices of the related Servicer will be required to be withdrawn from the Collateral Fund with respect to Mortgage Loans as to which the Purchaser has made an Election to Delay Foreclosure or an Election to Foreclosure, exceeds (z) the then-current principal balance of the Class B Certificates, (iii) upon any transfer by the Purchaser of any interest (other than the minority interest therein, but only if the transferee provides written acknowledgment to the Company of the Purchaser's right hereunder and that such transferee will have no rights hereunder) in the Class B Certificates (whether or not such transfer is registered under the Pooling and Servicing Agreement), including any such transfer in connection with a termination of the Trust Estate or (iv) any breach of the terms of this Agreement by the Purchaser.

     (b) Except as set forth in 2.04(a), this Agreement and the respective rights, obligations and responsibilities of the Purchaser and the Company hereunder shall terminate upon the later to occur of (i) the final liquidation of the last Mortgage Loan as to which the Purchaser made any Election to Delay Foreclosure or any Election to Foreclose and the withdrawal of all remaining amounts in the Collateral Fund as provided herein and (ii) ten Business Days' notice. The Purchaser's right to make an election pursuant to Section 2.02 or
Section 2.03 hereof with respect to a particular Mortgage Loan shall terminate if the Purchaser fails to make any deposit required pursuant to Section 2.02(d) or 2.03(b) or if the Purchaser fails to make any other deposit to the Collateral Fund pursuant to this Agreement.



                                   ARTICLE III

                       COLLATERAL FUND; SECURITY INTEREST

     Section 3.01. Collateral Fund

     Upon receipt from the Purchaser of the initial amount required to be deposited in the Collateral Fund pursuant to Article II, the Company shall establish and maintain with Bankers Trust Company as a segregated account on its books and records an account (the "Collateral Fund"), entitled "Norwest Bank Minnesota, National Association, as Master Servicer, for the benefit of registered holders of Norwest Asset Securities Corporation Mortgage Pass-Through Certificates, Series 1996-9. Amounts held in the Collateral Fund shall continue to be the property of the Purchaser, subject to the first priority security interest granted hereunder for the benefit of the Certificateholders, until withdrawn from the Collateral Fund pursuant to Section 2.02 or 2.03 hereof. The Collateral Fund shall be an "outside reserve fund" within the meaning of the REMIC Provisions, beneficially owned by the Purchaser for federal income tax purposes. All income, gain, deduction or loss with respect to the Collateral Fund shall be that of the Purchaser. All distributions from the Trust Fund to the Collateral Fund shall be treated as distributed to the Purchaser as the beneficial owner thereof.

     Upon the termination of this Agreement and the liquidation of all Mortgage Loans as to which the Purchaser has made any Election to Delay Foreclosure or any Election to Foreclose pursuant to Section 2.04 hereof, the Company shall distribute to the Purchaser all amounts remaining in the Collateral Fund (after adjustment for all deposits and permitted withdrawals pursuant to this
Agreement) together with any investment earnings thereon. In the event the Purchaser has made any Election to Delay Foreclosure or any Election to Foreclose, prior to any distribution to the Purchaser of all amounts remaining in the Collateral Fund, funds in the Collateral Fund shall be applied consistent with the terms of this Agreement.

     Section 3.02. Collateral Fund Permitted Investments.

     The Company shall, at the written direction of the Purchaser, invest the funds in the Collateral Fund in Collateral Fund Permitted Investments. Such direction shall not be changed more frequently than quarterly. In the absence of any direction, the Company shall select such investments in accordance with the definition of Collateral Fund Permitted Investments in its discretion.

     All income and gain realized from any investment as well as any interest earned on deposits in the Collateral Fund (net of any losses on such investments) and any payments of principal made in respect of any Collateral Fund Permitted Investment shall be deposited in the Collateral Fund upon receipt. All costs and realized losses associated with the purchase and sale of Collateral Fund Permitted Investments shall be borne by the Purchaser and the amount of net realized losses shall be deposited by the Purchaser in the Collateral Fund promptly upon realization. The Company shall periodically (but not more frequently than monthly) distribute to the Purchaser upon request an amount of cash, to the extent cash is available therefore in the Collateral Fund, equal to the amount by which the balance of the Collateral Fund, after giving effect to all other distributions to be made from the Collateral Fund on such date, exceeds the Required Collateral Fund Balance. Any amounts so distributed shall be released from the lien and security interest of this Agreement.

     Section 3.03. Grant of Security Interest

     The Purchaser hereby grants to the Company for the benefit of the Certificateholders under the Pooling and Servicing Agreement a security interest in and lien on all of the Purchaser's right, title and interest, whether now owned or hereafter acquired, in and to: (1) the Collateral Fund, (2) all amounts deposited in the Collateral Fund and Collateral Fund Permitted Investments in which such amounts are invested (and the distributions and proceeds of such investments) and (3) all cash and non-cash proceeds of any of the foregoing, including proceeds of the voluntary conversion thereof (all of the foregoing collectively, the "Collateral").

     The Purchaser acknowledges the lien on the security interest in the Collateral for the benefit of the Certificateholders. The Purchaser shall take all actions requested by the Company as may be reasonably necessary to perfect the security interest created under this Agreement in the Collateral and cause it to be prior to all other security interests and liens, including the execution and delivery to the Company for filing of appropriate financing statements in accordance with applicable law. The Company shall file appropriate continuation statements, or appoint an agent on its behalf to file such statements, in accordance with applicable law.

     Section 3.04. Collateral Shortfalls.

     In the event that amounts on deposit in the Collateral Fund at any time are insufficient to cover any withdrawals therefrom that the Company is then entitled to make hereunder, the Purchaser shall be obligated to pay such amounts to the Company immediately upon demand. Such obligation shall constitute a general corporate obligation of the Purchaser. The failure to pay such amounts within two Business Days of such demand (except for amounts to cover interest on a Mortgage Loan pursuant to Sections 2.02(d) and 2.03 (b)), shall cause an immediate termination of the Purchaser's right to make any Election to Delay Foreclosure or Election to Foreclose and the Company's obligations under this Agreement with respect to all Mortgage Loans to which such insufficiencies relate, without the necessity of any further notice or demand on the part of the Company.



                                   ARTICLE IV

                            MISCELLANEOUS PROVISIONS


     Section 4.01. Amendment.

     This Agreement may be amended from time to time by the Company and the Purchaser by written agreement signed by the Company and the Purchaser.

     Section 4.02. Counterparts.

     This   Agreement   may  be  executed   simultaneously   in  any  number  of
counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

     Section 4.03. Governing Law.

     This Agreement shall be construed in accordance with the laws of the State of New York and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

     Section 4.04. Notices.

     All demands, notices and direction hereunder shall be in writing or by telecopy and shall be deemed effective upon receipt to:

                  (a)      in the case of the Company,

                           Norwest Bank Minnesota, National Association
                           5325 Spectrum Drive
                           Frederick, MD  21703

                           Attention:       Vice President, Master Servicing
                           Phone:           301-696-7800
                           Fax:             301-815-6365


                  (b)      in the case of the Purchaser,

                           ---------------------------
                           ---------------------------
                           ---------------------------
                           --------------------------
                           Attention:-----------------


     Section 4.05. Severability of Provisions.

     If any one or more of the covenants, agreements, provision or terms of this Agreement shall be for any reason whatsoever, including regulatory, held invalid, then such covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement.

     Section 4.06. Successors and Assigns.

     The provisions of this Agreement shall be binding upon and inure to the benefit of the respective successors and assigns of the parties hereto, and all such provisions shall inure to the benefit of the Certificateholders; provided, however, that the rights under this Agreement cannot be assigned by the Purchaser without the consent of the Company.

     Section 4.07. Article and Section Headings.

     The article and section headings herein are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

     Section 4.08. Confidentiality.

     The Purchaser agrees that all information supplied by or on behalf of the Company pursuant to Sections 2.01 or 2.02, including individual account information, is the property of the Company and the Purchaser agrees to hold such information confidential and not to disclose such information.

     Each party hereto agrees that neither it, nor any officer, director, employee, affiliate or independent contractor acting at such party's direction will disclose the terms of Section 4.09 of this Agreement to any person or entity other than such party's legal counsel except pursuant to a final, non-appealable order of court, the pendency of such order the other party will have received notice of at least five business days prior to the date thereof, or pursuant to the other party's prior express written consent.

     Section 4.09. Indemnification.

     The Purchaser agrees to indemnify and hold harmless the Company, NASCOR, and each Servicer and each person who controls the Company, NASCOR, or a Servicer and each of their respective officers, directors, affiliates and agents acting at the Company's, NASCOR's, or a Servicer's direction (the "Indemnified Parties") against any and all losses, claims, damages or liabilities to which they may be subject, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of, or are based upon, actions taken by, or actions not taken by, the Company, NASCOR, or a Servicer, or on their behalf, in accordance with the provisions of this Agreement and (i) which actions conflict with the Company's, NASCOR's, or a Servicer's obligations under the Pooling and Servicing Agreement or the related Servicing Agreement, or (ii) give rise to securities law liability under federal or state securities laws with respect to the Certificates. The Purchaser hereby agrees to reimburse the Indemnified Parties for the reasonable legal or other expenses incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action. The indemnification obligations of the Purchaser hereunder shall survive the termination or expiration of this Agreement.

     IN WITNESS WHEREOF, the Company and the Purchaser have caused their names to be signed hereto by their respective officers thereunto duly authorized, all as of the day and year first above written.


                                           Norwest Bank Minnesota, National
                                           Association


                                           By:-------------------------------
                                           Name:-----------------------------
                                           Title:----------------------------


                                           ----------------------------------


                                           By:-------------------------------
                                           Name:-----------------------------
                                           Title:----------------------------